SALE AND PURCHASE AGREEMENT

among

GRAMERCY INVESTMENT TRUST,

GRAMERCY INVESTMENT TRUST II,

GKK MANAGER LLC,

GRAMERCY LOAN SERVICES LLC,

GKK LIQUIDITY LLC,

CWCAPITAL INVESTMENTS LLC,

and, in each case solely for the purposes of Articles IX and X hereof,

GRAMERCY CAPITAL CORP.,

and

CW FINANCIAL SERVICES LLC

Dated as of January 30, 2013

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Schedules

Schedule 1.01(a)	Assigned CDO Agreements
Schedule 1.01(b)	Advancing Agent Appointment
Schedule 1.01(h)(i)	CDO REO Holdco Interests
Schedule 1.01(h)(ii)	Seller Minority REO Holdco Interests
Schedule 1.04(a)	Sellers’ Closing Deliveries
Schedule 2.03	Consents and Filings
Schedule 3.01	CDO Agreements
Schedule 3.02	REO Holdcos
Schedule 3.03	Other Related CDO Assets
Schedule 3.05	Collateral Management
Schedule 3.06	Servicing, Advancing and Related Matters
Schedule 3.09	Proceedings; Judgments
Schedule 3.11	Disclosure of Certain Documents

Exhibits

Exhibit A	Form of Sub-Special Servicing Termination Letter
Exhibit B	Form of Amended and Restated CMA
Exhibit C	Form of CDO Issuer 2007 First Waiver Letter
Exhibit D	Form of CDO Issuer 2007 Direction Letter
Exhibit E	Form of CDO Issuer 2007 First Consent Letter
Exhibit F	Form of CDO Issuer 2007 Second Consent Letter
Exhibit G	Form of CDO Issuer 2007 Second Waiver Letter
Exhibit H	Form of CDO Issuer 2006 Direction Letter
Exhibit I	Form of CDO Issuer 2006 Consent Letter
Exhibit J	Form of CDO Issuer 2006 and CDO Issuer 2007 CMA Waiver Letter
Exhibit K	Form of CDO Issuers Letter Agreement
Exhibit L	Form of Servicing Subordination Agreement
Exhibit M	Form of Supplemental Indenture
Exhibit N	Knowledge

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Index of Defined Terms

Accrued Servicing Fees	Section 1.01(c)
Advancing Agent	Section 10.05(b)
Advancing Agent Appointment Letter	Section 1.04(a)
Advisers Act	Section 10.05(b)
Affiliate	Section 10.05(b)
Aggregate Threshold	Section 9.01(b)
Agreement	Preamble
Alternative REO Transfer Documents	Section 1.04(b)
Alternative REO Vehicles	Section 1.04(b)
Ancillary Agreements	Section 10.05(b)
Amended and Restated CMA	Section 1.04(a)
Assigned CDO Agreements	Section 1.01(a)
Assignment and Assumption Agreements	Section 1.04(a)
Assumed Liabilities	Section 1.01(e)
Business Day	Section 10.05(b)
Cap	Section 9.01(b)
CDO Agreements	Section 3.01(a)
CDO Co-Issuer 2005	Preamble
CDO Co-Issuer 2006	Preamble
CDO Co-Issuer 2007	Preamble
CDO Co-Issuers	Preamble
CDO Indentures	Section 3.01(a)
CDO Issuer 2005	Preamble
CDO Issuer 2006	Preamble
CDO Issuer 2006 and CDO Issuer 2007
CMA Waiver Letter	Schedule 1.04(a)
CDO Issuer 2005 Consent Letter	Schedule 1.04(b)
CDO Issuer 2006 Consent Letter	Schedule 1.04(a)
CDO Issuer 2007	Preamble
CDO Issuer 2007 First Waiver Letter	Schedule 1.04(a)
CDO Issuer 2007 Second Waiver Letter	Schedule 1.04(a)
CDO Issuer 2007 Waiver Letters	Schedule 1.04(a)
CDO Issuer Assets	Section 10.05(b)
CDO Issuer Consent	Section 1.04(a)
CDO Issuers Letter Agreement	Schedule 1.04(a)
CDO Issuers	Preamble
CDO REO Holdco Interests	Section 1.01(h)
Claim Threshold	Section 9.01(b)
Closing	Section 1.03
Closing Date	Section 1.03
Code	Section 10.05(b)
Collateral Management Fees	Section 1.01(a)
Competing Proposal	Section 10.05(b)
Confidentiality Agreement	Section 5.03
Controlling Class Consent	Section 1.04(a)
Consent	Section 2.03
Contract	Section 2.03
CWCAM	Section 1.04(a)
CWCAM Special Servicing Agreement	Section 1.04(b)
CWFS	Preamble
Direct Claim	Section 9.05(c)
Escrow Agent	Section 1.02(b)
Escrow Agreement	Section 1.02(b)
Escrowed Funds	Section 1.02(b)
Existing Collateral Management Agreements	Section 3.01(a)
Filing	Section 2.03
Financing	Section 4.04
Fundamental Representations	Section 10.05(b)
GAAP	Section 10.05(b)
GIT	Preamble
GIT II	Preamble
GKKL	Preamble
GKKM	Premable
GLS	Preamble
Governmental Entity	Section 2.03
GCC	Preamble
Green Special Servicing Agreement	Section 10.05(b)
Green Termination Agreement	Section 1.04(a)
Hedge Counterparties	Section 10.05(b)
Hedge Counterparty Consents	Section 1.04(a)
including	Section 10.05(b)
Indemnified Party	Section 9.05(a)
Indemnifying Party	Section 9.05(a)
Interest Advances	Section 10.05(b)
Jameson Loan	Section 10.05(b)
Jameson Proceedings	Section 10.05(b)
Judgment	Section 10.05(b)
Knowledge	Section 10.05(b)
Law	Section 10.05(b)
Lien	Section 10.05(b)
Losses	Section 9.01(a)
Majority of the Controlling Class	Section 10.05(b)
Notes Valuation Report	Section 10.05(b)
Organizational Documents	Section 10.05(b)
Outside Date	Section 7.01(a)
Outstanding GLS
Servicing Advance Amount	Section 10.05(b)
Outstanding GKKL
Interest Advance Amount	Section 10.05(b)
Outstanding GKKM Special
Servicing Advance Amount	Section 10.05(b)
Overall Cap	Section 9.01(b)
Permitted Lien	Section 10.05(b)
Person	Section 10.05(b)
Proceeding	Section 10.05(b)
Purchase Price	Section 1.02(a)
Purchaser	Preamble
Purchaser Indemnifying Parties	Preamble
Purchaser Indemnitees	Section 9.01(a)
QRS	Section 10.05(b)
QRS Corp.	Preamble
QRS II Corp	Preamble
QRS S1 Corp	Preamble
QRS Subsidiaries	Preamble
Rating Agencies	Section 10.05(b)
Rating Agency Confirmation	Section 1.04(a)
Records	Section 5.09
REIT	Section 3.07

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Related CDO Assets	Section 1.06
REO Holdcos	Section 3.02
REO Property	Section 3.02
Representative	Section 10.05(b)
Restricted CDO Interests	Section 5.10(a)
Retained Assets	Section 1.01(f)
Retained CDO Interests	Section 10.05(b)
Retained Liabilities	Section 1.01(f)
Scheduled Advances	Section 3.06
Scheduled GLS Servicing Advances	Section 3.06
Scheduled GKKL Interest Advances	Section 3.06
Scheduled GKKM Special Servicing Advances	Section 3.06
SEC	Section 10.05(b)
Secured CDO Notes	Section 10.05(b)
Seller	Preamble
Seller Indemnifying Parties	Preamble
Seller Indemnitees	Section 9.02(a)
Seller Minority REO Holdco Interests	Section 1.01(h)
Servicing Advances	Section 10.05(b)
Servicing Agreement	Section 10.05(b)
Servicing Documents	Section 3.01(a)
Servicing Subordination Agreement	Section 1.04(a)
Situs	Section 1.04(a)
Situs Special Servicing Termination Letter	Section 10.05(b)
Special Servicer	Section 10.05(b)
Special Servicing Agreement	Section 10.05(b)
Sub-Special Servicing Agreement	Section 10.05(b)
Sub-Special Servicing Termination Letter	Section 1.04(a)
Subsidiary	Section 10.05(b)
Supplemental Indenture	Section 1.04(b)
Tax	Section 10.05(b)
Tax Return	Section 10.05(b)
Taxing Authority	Section 10.05(b)
Third Party Claim	Section 9.05(a)
Transactions	Section 1.02(a)
Transferred Assets	Section 1.01(d)
Trustee	Section 10.05(b)
Unassigned Asset	Section 1.06
Wells Fargo Indemnity Letter	Section 3.11(d)

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SALE AND PURCHASE AGREEMENT

SALE AND PURCHASE AGREEMENT dated as of January 30, 2013 (this “Agreement”), among GRAMERCY INVESTMENT TRUST, a Maryland real estate investment trust (“GIT”), GRAMERCY INVESTMENT TRUST II, a Maryland real estate investment trust (“GIT II”), GKK MANAGER LLC, a Delaware limited liability company (“GKKM”), GRAMERCY LOAN SERVICES LLC, a Delaware limited liability company (“GLS”) and GKK LIQUIDITY LLC, a Delaware limited liability company (“GKKL”; and together with GIT, GIT II, GKKM and GLS, collectively, the “Sellers” and, individually, a “Seller”), CWCAPITAL INVESTMENTS LLC, a Massachusetts limited liability company (“Purchaser”), and in each case solely for the purposes of Articles IX and X hereof, Gramercy Capital Corp., a Maryland corporation (“GCC”; and together with the Sellers, collectively, the “Seller Indemnifying Parties” and, individually, a “Seller Indemnifying Party”), and CW FINANCIAL SERVICES LLC, a Massachusetts limited liability company (“CWFS”; and together with Purchaser, collectively, the “Purchaser Indemnifying Parties” and, individually, a “Purchaser Indemnifying Party”).

RECITALS

A.           GIT owns (i) all the capital stock of Gramercy Investment QRS Corp., a Delaware corporation (“QRS Corp.”), and Gramercy Investment QRS II Corp., a Delaware corporation (“QRS II Corp.”), (ii) all the limited liability company interests of Gramercy Real Estate CDO 2005-1 LLC, a Delaware limited liability company (“CDO Co-Issuer 2005”), and Gramercy Real Estate CDO 2006-1 LLC, a Delaware limited liability company (“CDO Co-Issuer 2006”), (iii) all the limited liability company interests of GKKL, and (iv) directly and indirectly through certain of its Subsidiaries, a minority of the equity interests in certain of the REO Holdcos (as defined herein).

B.           GIT II owns (i) all the capital stock of Gramercy Investment QRS S1 Corp., a Delaware corporation (“QRS S1 Corp.”; and together with QRS Corp. and QRS II Corp., the “QRS Subsidiaries”), and (ii) all the limited liability company interests of Gramercy Real Estate CDO 2007-1 LLC, a Delaware limited liability company (“CDO Co-Issuer 2007”; and together with CDO Co-Issuer 2005 and CDO Co-Issuer 2006, the “CDO Co-Issuers”).

C.           QRS Corp. owns all the ordinary and preferred shares of Gramercy Real Estate CDO 2005-1 Ltd., a Cayman Islands company (“CDO Issuer 2005”), QRS II Corp. owns all the ordinary and preferred shares of Gramercy Real Estate CDO 2006-1 Ltd., a Cayman Islands company (“CDO Issuer 2006”), and QRS S1 Corp. owns all the ordinary and preferred shares of Gramercy Real Estate CDO 2007-1 Ltd., a Cayman Islands company (“CDO Issuer 2007”; and together with CDO Issuer 2005 and CDO Issuer 2006, the “CDO Issuers”).

D.           GIT and GIT II own all the limited liability company interests of GKKM, which (i) provides collateral management services to the CDO Issuers, (ii) has certain rights pursuant to the CDO Agreements (as defined herein) to remove or control the removal of the Special Servicer (as defined herein) and to appoint a new special servicer for certain of the CDO Issuer Assets, and (iii) holds as nominee on behalf of the CDO Issuers all or a majority of the equity interests in certain of the REO Holdcos.

E.           GLS, GKKL and GKKM have made the Scheduled Advances (as defined herein), GLS is entitled (i) to repayment or reimbursement of the Outstanding GLS Servicing Advance Amount (as defined herein) in accordance with the CDO Agreements and (ii) to receive the Accrued Servicing Fees (as defined herein) pursuant to the Sub-Special Servicing Agreement (as defined herein), GKKL is entitled to repayment or reimbursement of the Outstanding GKKL Interest Advance Amount (as defined herein) and GKKM is entitled to repayment or reimbursement of the Outstanding GKKM Special Servicing Advance Amount (as defined herein) in accordance with the CDO Agreements.

F.           GIT and certain of its Affiliates hold the Related CDO Assets (as defined herein) on behalf of the CDO Issuers.

G.           The Sellers desire to sell, transfer and assign to Purchaser, and Purchaser desires to purchase, accept and assume, all the Sellers’ rights and obligations in respect of the Transferred Assets (as defined herein), upon the terms and subject to the conditions set forth in this Agreement.

Accordingly, intending to be legally bound, the parties hereby agree as follows:

ARTICLE I

Transactions at the Closing; Closing

Section 1.01 Transactions at the Closing. On the terms and subject to the conditions hereof, at the Closing:

(a)          Assigned CDO Agreements. GKKM shall sell, assign, transfer and deliver to Purchaser, and Purchaser shall purchase, accept and assume from GKKM, all rights of GKKM as the collateral manager pursuant to each of the Existing Collateral Management Agreements and the other CDO Agreements identified on Schedule 1.01(a) (collectively, the “Assigned CDO Agreements”) free and clear of Liens (other than Permitted Liens), including all rights of GKKM, as collateral manager, under the Assigned CDO Agreements to (i) receive all collateral management fees and other amounts payable to GKKM pursuant to the Assigned CDO Agreements (“Collateral Management Fees”) and (ii) remove and appoint special servicers for the CDO Issuer Assets; it being understood and agreed that such assignment and assumption does not transfer any rights to Purchaser to receive the Outstanding GKKM Special Servicing Advance Amount.

(b)          Advancing Agent Appointment. GKKL shall resign as Advancing Agent (and such resignation shall be effective) under each CDO Indenture (as defined herein) in accordance with the terms thereof, and the Sellers shall (i) use all reasonable efforts to cause the CDO Issuers and CDO Co-Issuers to appoint Purchaser as Advancing Agent and (ii) cause the Majority of the Preferred Shares (as defined under the CDO Indentures) to approve the appointment of Purchaser as Advancing Agent pursuant to the CDO Indentures, and Purchaser shall accept the appointment of Purchaser, as Advancing Agent pursuant to each of the CDO Indentures, for the purposes of each of the CDO Agreements identified on Schedule 1.01(b); it being understood and agreed that such resignation of GKKL and appointment of Purchaser hereunder does not transfer any rights to Purchaser to receive the Outstanding GKKL Interest Advance Amount.

(c)          Accrued Servicing Fees. GLS shall sell, assign, transfer and deliver to Purchaser, and Purchaser shall purchase, accept and assume from the GLS, all rights of GLS to receive accrued and unpaid servicing fees and other compensation (including all Special Servicing Fees, Liquidation Fees and Workout Fees, each term as defined under the Sub-Special Servicing Agreement and the Special Servicing Agreement) and all other servicing, liquidation and workout fees payable to GLS under the CDO Agreements which GLS or any of its Affiliates is entitled to receive under the Sub-Special Servicing Agreement and any related Servicing Document, to the extent such fees and compensation are accrued and unpaid as of the Closing Date (collectively, the “Accrued Servicing Fees”) free and clear of Liens (other than Permitted Liens); it being understood and agreed that the Accrued Servicing Fees do not include any rights to receive any Collateral Management Fees or the Outstanding GLS Servicing Advance Amount.

(d)          Other Transferred Assets. Each of GKKM, GKKL and GLS shall assign, transfer and deliver to Purchaser, and Purchaser shall purchase, accept and assume from each of them, any and all defenses, counterclaims or set-off rights that would have been available to any of them if any claim had been asserted against any of them to the extent relating solely to any of the Assumed Liabilities. The foregoing rights described in this Section 1.01(d), together with the Assigned CDO Agreements and the Accrued Servicing Fees, but excluding the Retained Assets, are referred to in this Agreement as the “Transferred Assets”. Notwithstanding anything to the contrary contained in this Agreement, none of the Sellers and their respective Affiliates shall sell, assign, transfer and deliver to Purchaser, and Purchaser shall not purchase or accept, nor shall the Transferred Assets include, any of the Retained Assets.

(e)          Assumed Liabilities. Purchaser shall assume, and thereafter pay, perform and discharge when due, and the Sellers shall assign and shall not thereafter have any responsibility for, (i) all the liabilities and obligations of the Sellers arising out of the Transferred Assets to the extent such liabilities or obligations arise in respect of the management of the CDO Issuers or servicing of the CDO Issuer Assets under the terms of the Assigned CDO Agreements after the Closing, and (ii) all liabilities and obligations of the collateral manager arising under the terms of the Assigned CDO Agreements to the extent (and only to the extent) that such liabilities or obligations arise in respect of the management of the CDO Issuers or servicing of the CDO Issuer Assets after the Closing; provided, that, for the avoidance of doubt, Assumed Liabilities shall not include (x) any liabilities, obligations or covenants of the Sellers under this Agreement (including Section 1.04 (Transactions to be Effected at the Closing) and Section 1.06 (Related CDO Assets)), and (y) any liabilities, obligations or covenants of Sellers in connection with the Jameson Proceedings, any Wells Fargo Indemnity Letter or the matters disclosed in Schedules 3.01(c) and 3.01(d) whether arising before, on or after the Closing Date (collectively, the “Assumed Liabilities”).

(f)          Retained Assets; Retained Liabilities. Notwithstanding anything to the contrary contained in this Agreement, (i) the Sellers shall not sell, assign or transfer, and Purchaser shall not purchase or acquire, (A) the Retained CDO Interests, (B) the Outstanding GLS Servicing Advance Amount, (C) the Outstanding GKKL Interest Advance Amount, (D) the Outstanding GKKM Special Servicing Advance Amount, and (E) any and all defenses, counterclaims or set-off rights of any of the Sellers, any of their respective Affiliates, or any of their respective officers, directors or Representatives, to the extent relating solely to any of the Retained Liabilities (the shares, interests and other assets described in clauses (A) through (E), collectively, the “Retained Assets”) and (ii) the Sellers shall retain responsibility for, and Purchaser shall not assume and shall not be responsible to pay, perform or discharge, any liabilities or obligations of the Sellers or any of their Affiliates of any kind or nature whatsoever other than the Assumed Liabilities (collectively, the “Retained Liabilities”). Without limiting the generality of the foregoing, the Retained Liabilities shall include, but not be limited to, (w) any liability for Taxes relating to or arising out of the Transferred Assets that are attributable to any taxable period ending on or prior to the Closing Date or, with respect to any taxable period that begins prior to and ends after the Closing Date, the portion of such period ending on the Closing Date, (x) any liabilities and obligations of the Sellers or any of their Affiliates arising out of the CDO Agreements, the Transferred Assets or the CDO Issuer Assets, to the extent such liabilities or obligations arise in respect of or relate to the management of the CDO Issuers or servicing of the CDO Issuer Assets prior to the Closing Date, (y) any liabilities, obligations or covenants of Sellers in connection with the Jameson Proceedings, any Wells Fargo Indemnity Letter and the matters disclosed in Schedules 3.01(c) and 3.01(d) whether arising before, on or after the Closing Date, and (z) any liabilities and obligations of the Sellers or any of their Affiliates related to or arising out of the Retained Assets whether arising before, on or after the Closing Date.

(g)          Supplemental Indentures. Immediately following the completion of the foregoing transactions contemplated by this Section 1.01, Purchaser shall in its capacity as the Advancing Agent, and the parties hereto shall use all reasonable efforts to cause the other Persons that will be parties to each Supplemental Indenture (as defined herein), including the Trustee, to, execute and deliver each Supplemental Indenture at the Closing.

(h)          REO Holdcos. Immediately following the execution and delivery of the Supplemental Indentures, the Sellers shall assign, transfer and deliver (or cause the assignment, transfer and delivery) to each of the CDO Issuers or the Alternative REO Vehicles (as defined herein), as the case may be, and Purchaser shall, in compliance with its applicable obligations under the Amended and Restated CMAs and CDO Agreements, use reasonable efforts to cause each of the CDO Issuers or the Alternative REO Vehicles, as the case may be, to accept and assume from the Sellers, for no additional consideration, (i) the outstanding equity interests of each of the REO Holdcos held of record by GKKM as nominee for the benefit of the applicable CDO Issuer as of the Closing Date (collectively, the “CDO REO Holdco Interests”), such interests consisting, as of the date hereof, of those equity interests identified on Schedule 1.01(h)(i) and (ii) if and to the extent required in accordance with Section 5.10(b) (Retained CDO Interests) and permitted by the relevant CDO Indenture (as amended by the applicable Supplemental Indenture), the outstanding voting equity interests (excluding, to the extent agreed by the parties hereto, the rights to receive cashflows thereon) of each of the REO Holdcos held of record by GIT or any of its Affiliates for its own benefit as of the Closing Date (the “Seller Minority REO Holdco Interests”), such interests consisting, as of the date hereof, of those equity interests identified on Schedule 1.01(h)(ii).

Section 1.02 Purchase Price; Deposit. (a) The aggregate consideration payable by Purchaser for the Transferred Assets shall consist of the sum of (i) $9,900,000, less (ii) any Accrued Servicing Fees to which GLS or any of its Affiliates is entitled to receive under the Sub-Special Servicing Agreement that are paid to GLS or such Affiliate after November 19, 2012 and prior to the Closing Date (such sum, the “Purchase Price”); it being understood and agreed that the Sellers will retain all Collateral Management Fees collected by any Seller or its Affiliates prior to Closing. The Purchase Price shall be payable as set forth below in Section 1.04 (Transactions To Be Effected at the Closing). The transactions contemplated by this Agreement and the Ancillary Agreements are referred to herein as the “Transactions”.

(b)          Concurrently with the execution and delivery by the parties of this Agreement, Purchaser and the Sellers shall enter into an escrow agreement (the “Escrow Agreement”) with U.S. Bank National Association, as escrow agent (the “Escrow Agent”). If U.S. Bank National Association is unwilling to serve as Escrow Agent, Purchaser and the Sellers shall agree on another Person to serve as Escrow Agent, which Person shall not be an Affiliate of Purchaser or the Sellers. Purchaser shall deliver to the Escrow Agent concurrently with the execution and delivery of the Escrow Agreement, cash in the amount of $990,000 (the “Escrowed Funds”), to be held, applied and disbursed by the Escrow Agent in accordance with the Escrow Agreement and the relevant provisions of this Agreement. At the Closing, the Escrowed Funds shall be applied to the Purchase Price in accordance with the applicable provisions of this Agreement (including Section 9.07 (Release from Escrow)).

Section 1.03 Closing Date. The closing of the Transactions (the “Closing”) shall take place at the offices of Sidley Austin llp, 787 Seventh Avenue, New York, New York 10019, at 10:00 a.m. on the second Business Day following the date on which each of the conditions set forth in Article VI is satisfied or waived by the party entitled to waive such condition (except for any conditions that by their nature can only be satisfied on the Closing Date, but subject to the satisfaction of such conditions or waiver by the party entitled to waive such conditions). The date on which the Closing occurs is referred to herein as the “Closing Date”.

Section 1.04 Transactions To Be Effected at the Closing. At the Closing:

(a)          Sellers’ Closing Deliveries. The Sellers shall deliver (or cause to be delivered) to Purchaser:

(i)          with respect to the Assigned CDO Agreements, one or more Assignment and Assumption Agreements, in a customary form mutually agreeable to the parties hereto (the “Assignment and Assumption Agreements”), and such other bills of sale, assignment and other instruments as may be reasonably requested by Purchaser to assign and transfer the Assigned CDO Agreements to Purchaser;

(ii)         a counterpart executed by GLS of a letter agreement terminating, effective as of the Closing Date, the Sub-Special Servicing Agreement, in substantially the form attached as Exhibit A (the “Sub-Special Servicing Termination Letter”);

(iii)        counterparts executed by each CDO Issuer (each, a “CDO Issuer Consent”) of (A) the applicable Assignment and Assumption Agreement and (B) each Amended and Restated CMA, in substantially the form attached as Exhibit B, except for any changes requested by any CDO Issuer and reasonably acceptable to the other parties thereto (each, an “Amended and Restated CMA”);

(iv)        with respect to each CDO Issuer, (A) a written instrument executed by a Majority of the Controlling Class consenting to the transactions contemplated by the applicable Assignment and Assumption Agreement, in the form satisfactory to the applicable Trustee, and (B) either (x) one or more executed written instruments by a Majority of the Controlling Class consenting to the execution and delivery of each Supplemental Indenture by the parties thereto, in the form satisfactory to the applicable Trustee, which instruments shall be in full force and effect, or (y) evidence that notice of the applicable Supplemental Indenture as is provided for in each CDO Indenture has been given to a Majority of the Controlling Class, and that a Majority of the Controlling Class has not objected in writing or electronically via DTC to such Supplemental Indenture during the applicable notice period specified in the applicable CDO Indenture (each, a “Controlling Class Consent”);

(v)         with respect to the applicable CDO Issuers, the letters listed on Schedule 1.04(a);

(vi)        with respect to CDO Issuer 2005, one or more written instruments executed by the Holders of the Preferred Shares (as defined under the CDO Indentures) consenting to the execution and delivery of the applicable Supplemental Indenture;

(vii)       with respect to each CDO Issuer, a confirmation by each Rating Agency in writing (including, without limitation, by press release to the extent consistent with such Rating Agency’s procedures) to the applicable CDO Issuer, the applicable Trustee, Purchaser, GKKM and GLS, generally to the effect that no withdrawal, reduction, qualification, downgrade or adverse effect with respect to any then current rating, if any, by such Rating Agency of any class of notes issued by the applicable CDO Issuer pursuant to the applicable CDO Agreements will occur as a result of (A) the execution and delivery and performance of each applicable Assignment and Assumption Agreement, (B) the execution and delivery and performance of each applicable Amended and Restated CMA, (C) the execution and delivery and performance of the applicable Supplemental Indentures, (D) the appointment by GKKM of CWCapital Asset Management LLC (“CWCAM”) as the successor special servicer under an appointment letter, the entry into an assumption agreement by CWCAM, and the execution, delivery and performance of the CWCAM Special Servicing Agreement, (E) the appointment of Purchaser as the Advancing Agent under each CDO Indenture and (F) the consummation of the other Transactions to the extent requiring Rating Agency confirmation (each, a “Rating Agency Confirmation”); provided that a failure by any Rating Agency to address such confirmation to Purchaser or any other Person shall not affect the Seller’s satisfaction of this clause so long as such confirmation is addressed to each applicable CDO Issuer and reasonably satisfactory evidence of the same is provided to Purchaser;

(viii)      an opinion of legal counsel to the Sellers addressing such matters relating to the Special Servicing Agreement as are required to be addressed under the Special Servicing Agreement in respect of the Sellers;

(ix)         an opinion of legal counsel to the Sellers addressing tax matters relating to the Supplemental Indentures or requested by any rating agency in connection with the Supplemental Indentures, in the form satisfactory to the applicable Trustee and counsel delivering the opinion referred to in Section 1.04(b)(v) and providing that such counsel may rely thereon;

(x)          an opinion of legal counsel to the Sellers addressing such other matters relating to the Sellers as may be required to be addressed under the CDO Agreements by the terms thereof in respect of the Sellers, except to the extent covered by the opinions in Sections 1.04(a)(viii) and (ix);

(xi)         an executed counterpart by the Sellers of the Escrow Agreement;

(xii)        executed counterparts by GKKM, GLS, GIT and Gramercy Capital Corp. of an agreement among GKKM, GLS, Green Loan Services LLC, SL Green Operating Partnership L.P., GIT and Gramercy Capital Corp. effecting the termination of the Green Special Servicing Agreement, and the assignment by Green Loan Services LLC and SL Green Operating Partnership L.P. of their surviving rights (including, but not limited to, any workout fee relating to the 26 Broadway mortgage loan) under the Green Special Servicing Agreement to GKKM for assignment to SitusServ L.P. (“Situs” in its capacity as special servicer to the CDO Issuers) or such other entity as GKKM may designate (the “Green Termination Agreement”);

(xiii)       executed counterparts by GKKM, GLS and GKKL of the Servicing, Cure and Interest Advances Subordination Agreement among GKKM, GLS, GKKL, Purchaser, CWCAM and, if required by Wells Fargo Bank, N.A. or reasonably required by Purchaser to implement conditions of the financing provided by Wells Fargo Bank, N.A. for servicing and other advances, Wells Fargo Bank, N.A., relating to the reimbursement and repayment of servicing and other advances under the CDO Indentures, the CDO Issuers’ primary servicing agreements, the CWCAM Special Servicing Agreement, the Special Servicing Agreement and the Sub-Special Servicing Agreement, in substantially the form of Exhibit L, except for any changes required by Wells Fargo Bank, N.A. and reasonably acceptable to the other parties thereto (the “Servicing Subordination Agreement”);

(xiv)      a notice executed by GKKL pursuant to which GKKL resigns, and executed counterparts by each CDO Issuer and CDO Co-Issuer of a letter agreement pursuant to which Purchaser is appointed, as the Advancing Agent under each of the CDO Indentures (the “Advancing Agent Appointment Letter”);

(xv)       (A) with respect to CDO Issuer 2007, evidence that (x) such notice as is provided for in each applicable CDO Indenture has been given by the Sellers to each Hedge Counterparty of the agreement of the parties hereto to execute and deliver each Supplemental Indenture, and (y) no Hedge Counterparty has objected in writing or electronically via DTC to such execution and delivery during the period contemplated by the applicable CDO Indenture, (B) with respect to CDO Issuer 2005 and CDO Issuer 2006, an executed consent by each Hedge Counterparty to the applicable Supplemental Indenture and (C) with respect to each CDO Issuer, a consent executed by each Hedge Counterparty to the applicable Amended and Restated CMA (the consents described in (B) and (C), collectively, the “Hedge Counterparty Consents”);

(xvi)      with respect to each CDO Issuer, a written instrument executed by the Majority of the Preferred Shares (as defined under the CDO Indentures) approving the appointment of Purchaser as the Advancing Agent under each CDO Indenture;

(xvii)     a copy of each Situs Special Servicing Termination Letter;

(xviii)    a copy of a schedule showing all disposition activities taken since November 19, 2012 by or on behalf of any of the Sellers or their Affiliates with respect to any REO Property or CDO Issuer Asset held by any of the Sellers or their Affiliates on behalf each CDO Issuer as of such date;

(xix)       a copy of a schedule showing all special servicing fees, liquidation fees, workout fees related thereto received by any Seller or their Affiliates after November 19, 2012 and prior to the Closing Date;

(xx)        executed counterparts by the Sellers of the documents referred to in Section 1.04(c) required to be delivered by each Seller, to be held in escrow;

(xxi)       a certificate of the secretary of each Seller as to corporate and incumbency matters, in form and substance reasonably acceptable to Purchaser; and

(xxii)      the other documents required to be delivered by each Seller pursuant to Article VI (Conditions Precedent).

(b)          Purchaser’s Closing Deliveries. Upon the items referred to in Section 1.04(a) being available for inspection and ready for delivery, Purchaser shall deliver (or cause to be delivered) to the Sellers:

(i)          payment, by wire transfer to a bank account or bank accounts designated in writing by the Sellers (such designation to be made at least two Business Days before the Closing Date), of immediately available funds in an amount equal to the difference between (x) the Purchase Price and (y) the sum of the Escrowed Funds to be paid to the Sellers at Closing pursuant to Section 9.07 (Release from Escrow);

(ii)         executed counterparts of each of the following executed by Purchaser (or, to the extent specified, CWCAM):

(A)	each Assignment and Assumption Agreement, and such other instruments of assumption as may be reasonably requested by the Sellers in connection with the Transferred Assets;

(B)	each Amended and Restated CMA;

(C)	an amended and restated special servicing agreement (“CWCAM Special Servicing Agreement”) effective as of the Closing Date providing for CWCAM to be special servicer in respect of the CDO Issuer Assets referred to therein, in a form consistent with obtaining Rating Agency Confirmation in respect of the appointment of CWCAM as the special servicer as may be reasonably acceptable to the parties to such agreement and which does not necessitate the obtaining of any consent of the “Secured Parties” pursuant to Section 14 of the Special Servicing Agreement;

(D)	the CDO Issuer 2006 and CDO Issuer 2007 CMA Waiver Letter;

(E)	the letter listed on Schedule 1.04(b);

(F)	the Escrow Agreement;

(G)	the CDO Issuers Letter Agreement;

(H)	the Servicing Subordination Agreement; and

(I)	the Advancing Agent Appointment Letter.

(iii)        in accordance with Section 1.01(g), either (A) executed counterparts of a supplemental indenture in respect of each of the CDO Indentures executed by Purchaser in substantially the form of Exhibit M except for any changes required by (x) the Rating Agencies in connection with the provision of Rating Agency Confirmation or (y) any CDO Issuer party thereto and reasonably acceptable to the other parties thereto, which supplemental indentures shall permit each CDO Issuer to form and own Subsidiaries (each, a “Supplemental Indenture”) or (B) solely at Purchaser’s discretion, with notice to the Sellers at least three (3) Business Days prior to Closing, documents evidencing alternative transfer arrangements reasonably satisfactory to Purchaser (collectively, “Alternative REO Transfer Documents”), which documents shall permit the holding of the CDO REO Holdco Interests by one or more alternative special purpose vehicles (“Alternative REO Vehicles”) as nominee for the benefit of the applicable CDO Issuers, in each case, solely for the purpose of holding title to the REO Property (as defined herein) and any other real property and interests in real property that from time to time may be acquired by the applicable CDO Issuer;

(iv)        an opinion of legal counsel to CWCAM addressing certain matters relating to the CWCAM Special Servicing Agreement required to be addressed under Section 5 of the Special Servicing Agreement in respect of CWCAM;

(v)         an opinion of legal counsel to Purchaser addressed to the Trustee, as to such matters that the Trustee reasonably requests and is entitled to request in such an opinion from the CDO Issuers pursuant to Section 8.3 of each of the CDO Indentures in connection with the execution by the Trustee of each Supplemental Indenture (excluding any tax matters on which an opinion is required pursuant to the Supplemental Indenture), in the form satisfactory to the applicable Trustee and the Rating Agencies; provided that such opinion may expressly rely upon, and is subject to the receipt by Purchaser of, the opinion of legal counsel to the Sellers described in Sections 1.04(a)(ix) and (x);

(vi)        an opinion of legal counsel to Purchaser addressing such other matters relating to Purchaser as may be required to be addressed under the CDO Agreements by the terms thereof in respect of Purchaser, except to the extent covered by the opinions in Sections 1.04(b)(iv) and (v);

(vii)       executed counterparts by Purchaser of the documents referred to in Section 1.04(d) required to be delivered by Purchaser and its Affiliates, to be held in escrow;

(viii)      a certificate of the secretary of Purchaser as to corporate and incumbency matters, in form and substance reasonably acceptable to the Sellers; and

(ix)         the other documents required to be delivered by it pursuant to Article VI (Conditions Precedent).

(c)          Sellers’ Additional Closing Deliveries. Immediately following the execution and delivery of the Supplemental Indentures or the Alternative REO Transfer Documents, the Sellers shall deliver (or cause to be delivered) to the CDO Issuers or the Alternative REO Vehicles, as the case may be:

(i)          the CDO REO Holdco Interests and, in accordance with Section 5.10(b) (Retained CDO Interests), the Seller Minority REO Holdco Interests, in each case free and clear of any Liens and in a manner customary for transfers of equity interests of the type of the CDO REO Holdco Interests or Seller Minority REO Holdco Interests, as applicable, and in compliance with the terms of the governing documents of such CDO REO Holdco Interests or Seller Minority REO Holdco Interests, as applicable, and the CDO Agreements, as reasonably agreed to by the parties hereto, together with such customary evidence thereof as Purchaser shall reasonably request; and

(ii)         one or more assignments, endorsements and other instruments of assignment and assumption (in customary form and in compliance with the terms of the governing documents of such CDO REO Holdco Interests or Seller Minority REO Holdco Interests, as applicable) effecting, in the aggregate, an assignment and assumption of each agreement relating to the CDO REO Holdco Interests or Seller Minority REO Holdco Interests, as applicable, to the applicable CDO Issuers or the Alternative REO Vehicles, as the case may be.

(d)          Purchaser’s Additional Closing Deliveries. Immediately following the execution and delivery of the Supplemental Indentures or the Alternative REO Transfer Documents, Purchaser shall, in compliance with its obligations under the Amended and Restated CMAs, the CDO Indentures as amended by the Supplemental Indentures and the other CDO Agreements, use reasonable efforts to cause the CDO Issuers or the Alternative REO Vehicles, as the case may be, to deliver to Purchaser, one or more assignments, endorsements and other instruments of assignment and assumption (in customary form and in compliance with the terms of the governing documents of such CDO REO Holdco Interests or Seller Minority REO Holdco Interests, as applicable) effecting, in the aggregate, an assignment and assumption of each agreement relating to the CDO REO Holdco Interests and, in accordance with Section 5.10(b) (Retained CDO Interests), Seller Minority REO Holdco Interests from the applicable Sellers (or their Affiliates) to the applicable CDO Issuers or the Alternative REO Vehicles.

Section 1.05 [RESERVED].

Section 1.06 Related CDO Assets. To the extent that legal title to any of the assets identified on Schedule 3.03 (collectively, the “Related CDO Assets”), shall not have been transferred to the applicable CDO Issuers or to the applicable Trustees as indenture trustees under the applicable CDO Indentures prior to the Closing, the Sellers shall assign, transfer and deliver to the applicable CDO Issuers or to the applicable Trustees as indenture trustees under the applicable CDO Indentures, and, if applicable, shall use reasonable efforts to cause each of the CDO Issuers to accept and assume from such Sellers, at the Closing and for no additional consideration, all the right, title and interests of such Sellers in and to the Related CDO Assets. The parties hereto shall use all reasonable efforts to cause the Related CDO Assets to be transferred to the applicable CDO Issuers or to the applicable Trustees as indenture trustees under the applicable CDO Indentures prior to the Closing; provided, however, that the Sellers and their respective Affiliates shall be responsible for preparing all necessary documents relating to the transfer of the Related CDO Assets to the applicable CDO Issuers or the applicable Trustees as indenture trustees under the applicable CDO Indentures before or after the Closing Date in compliance with applicable Law and the documents governing such Related CDO Assets and shall be responsible for all expenses and fees related thereto, it being understood and agreed that the Sellers and their respective Affiliates shall be entitled to seek to obtain reimbursement for such expenses and fees by the applicable CDO Issuers, to the extent permitted by the applicable CDO Issuer’s Organizational Documents and CDO Indenture and related agreements, prior to the Closing (it being understood that the Sellers solely shall determine such permissibility and process any such request prior to the Closing Date and that Purchaser shall have no obligation to process any such request on or after the Closing Date); provided, however, that to the extent that any Related CDO Asset is not capable of being assigned or transferred without the Consent (as defined herein) of a third party or if such assignment or transfer would constitute a breach thereof or a violation of applicable Law, neither this Agreement nor any Ancillary Agreements shall constitute an actual or attempted assignment, transfer, sublease or sublicense thereof unless and until such consent, approval or waiver of such third party has been duly obtained or such assignment, transfer, sublease or sublicense has otherwise become lawful (any such Related CDO Asset not assigned, transferred, subleased or sublicensed as a result of this Section 1.06 is hereinafter referred to as an “Unassigned Asset”). Until the impracticalities of transfer of any Unassigned Asset are resolved, the Sellers shall have responsibility for, and shall reasonably cooperate with Purchaser, the CDO Issuers and the applicable Trustees as indenture trustees under the applicable CDO Indentures to (i) obtain such consents, approvals and waivers (including by preparing the documentation described in the first proviso to the second sentence of this clause), (ii) provide or cause to be provided to the applicable CDO Issuers, to the extent permitted under the terms thereof, the benefits of any Unassigned Asset in any arrangement, reasonable and lawful as to both the Sellers, on the one hand, and the applicable CDO Issuers or the applicable Trustees as indenture trustees under the applicable CDO Indentures, on the other hand, which is designed to provide such benefits to the applicable CDO Issuers and (iii) enforce for the account of the applicable CDO Issuers any rights of the Sellers arising from such Unassigned Asset, including all rights to indemnification, insurance and the right to elect to terminate in accordance with the terms thereof, in each case after consulting with and in a manner consistent with any advice and direction of Purchaser.

ARTICLE II

Representations and Warranties Relating to Each Seller

Except as set forth in the Schedules, each Seller hereby represents and warrants to Purchaser, as of the date hereof and as of the Closing Date, as follows:

Section 2.01 Organization, Standing and Power. Such Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full corporate power and authority to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted, except where the failure to have such power and authority would not adversely affect in any material respect the ability of the Sellers to consummate the Transactions. Such Seller is duly qualified and in good standing to do business in each jurisdiction in which the conduct or nature of its business or the ownership, leasing or holding of its properties and assets makes such qualification necessary, except such jurisdictions where the failure to be so qualified or in good standing would not adversely affect in any material respect the ability of the Sellers to consummate the Transactions.

Section 2.02 Authority; Execution and Delivery; Enforceability. Such Seller has full corporate power and authority to execute this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and to consummate the Transactions. The execution and delivery by such Seller of this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and the consummation by such Seller of the Transactions have been duly authorized by all necessary corporate action. Such Seller has duly executed and delivered this Agreement and at or before the Closing will have duly executed and delivered each Ancillary Agreement to which it is, or is specified to be, a party, and this Agreement constitutes, and each Ancillary Agreement to which it is, or is specified to be, a party will after the Closing constitute, its legal, valid and binding obligation, enforceable against it in accordance with its terms.

Section 2.03 No Conflicts; Consents. The execution and delivery by such Seller hereof do not, the execution and delivery by such Seller of each Ancillary Agreement to which it is, or is specified to be, a party will not, and the consummation of the Transactions and compliance by such Seller with the terms hereof and thereof, will not (a) result in the creation or imposition of any Lien (other than Permitted Liens) against or upon the properties and assets owned by such Seller or (b) contravene, conflict with, or result in any violation or breach of or default under, or result in the termination, modification or cancellation of, or the loss of a benefit under or accelerate the performance required by, or result in a right of termination, modification, cancellation or acceleration under (with or without notice or lapse of time, or both) any provision of (i) the Organizational Documents of such Seller, (ii) any contract, lease, license, indenture, mortgage, deed of trust, bond, note, franchise, certificate, option, warrant, right, agreement, commitment or other legally binding arrangement (a “Contract”) to which such Seller is a party or by which any of its properties or assets is bound, or (iii) any permit, Judgment or Law applicable to such Seller or its properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had a material adverse effect on, and would not be expected to adversely affect in any material respect, the ability of the Sellers to consummate the Transactions. No consent, approval, waiver, license, permit, franchise, authorization or Judgment (“Consent”) of, or registration, declaration, notice, report, submission or other filing (“Filing”) with, any government or any arbitrator, tribunal or court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality (in each case whether Federal, state, local, foreign, international or multinational) (a “Governmental Entity”) or other Person is required to be obtained or made by or with respect to such Seller in connection with the execution, delivery and performance hereof or the consummation of the Transactions, except for (A) the Consents and Filings that are set forth in Schedule 2.03 and (B) as may be required pursuant to the terms of the CDO Agreements.

Section 2.04 Recitals. The statements contained in the Recitals to this Agreement with respect to the Sellers are true and correct in all material respects.

ARTICLE III

Representations and Warranties Relating to the Transferred Assets

Except as set forth in the Schedules, the Sellers, jointly and severally, represent and warrant to Purchaser, as of the date hereof and as of the Closing Date, as follows:

Section 3.01 CDO Agreements. (a) Schedule 3.01(a) sets forth a list as of the date hereof of (i) each collateral management agreement with a CDO Issuer under which GKKM is the collateral manager and any amendments or supplements thereto (collectively, the “Existing Collateral Management Agreements”), (ii) each indenture pursuant to which outstanding securities of the CDO Issuers have been issued and any amendments or supplements thereto (collectively, the “CDO Indentures”), (iii) each servicing agreement to which GKKM, GLS or any of their respective Affiliates, a CDO Issuer or a Trustee is a party relating to the servicing of CDO Issuer Assets (including all primary servicing, special servicing and sub-special servicing agreements, and any letter agreements, termination agreements, supplements or modifications thereto, but excluding any participation, intercreditor or similar agreements, and any primary servicing agreements with a party other than a CDO Issuer, a Trustee or an Affiliate of a Seller with respect to individual CDO Issuer Assets, collectively the “Servicing Documents”), (iv) each hedge agreement relating to the CDO Issuers and the CDO Issuer Assets, (v) each preference share paying agency agreement and securities account control agreement to which (in each case) a CDO Issuer is a party, and (vi) each other document to which a CDO Issuer is a party, pursuant to which GKKM has third-party beneficiary rights, direction rights or rights to receive notices thereunder (such agreements described in these clauses (iv), (v), and (vi), including any amendments or supplements thereto and together with the Existing Collateral Management Agreements, CDO Indentures and Servicing Documents, the “CDO Agreements”). The Sellers have made available to Purchaser, prior to the date hereof, true and complete copies of all CDO Agreements, together with all amendments, supplements, waivers and modifications thereto.

(b)          Except as set forth in Schedule 3.01(b), (i) each Assigned CDO Agreement to which GKKM is a party is a valid, legally binding obligation of GKKM and enforceable against GKKM in accordance with its terms, except as limited by Laws affecting the enforcement of creditors’ rights generally and by general equitable principles, (ii) no Seller is in breach or default in any material respect under any CDO Agreement to which it is a party, and (iii) to the Knowledge of the Sellers, each CDO Agreement is in full force and effect and constitutes a legal, valid and binding agreement, enforceable against each party thereto (including any Sellers), in accordance with its terms, except as limited by Laws affecting the enforcement of creditors’ rights generally and by general equitable principles and the interest of each Seller in each CDO Agreement is free and clear of all Liens (other than Permitted Liens).

(c)          Except as set forth in Schedule 3.01(c), (i) no Seller has, directly or through its Representatives, caused or taken any action to cause or, to the Knowledge of the Sellers, permitted, or omitted to take any action that causes, any CDO Issuer to violate any Law or any provision of the CDO Agreements (including any CDO Issuer representations and warranties made therein) in any material respect and (ii) to the Knowledge of the Sellers, no CDO Issuer is in violation in any material respect of any CDO Agreement to which it is party.

(d)          Except as set forth in Schedule 3.01(d), (i) no action has been taken, whether by any Seller, any Affiliate of any Seller or, to the Knowledge of the Sellers, any other Person (x) to, directly or through its Representatives, initiate, assist, solicit, receive, negotiate, participate in, facilitate, encourage or otherwise seek to procure the redemption of the securities of any CDO Issuer, whether in connection with a refinancing, an auction, an acceleration or otherwise, or (y) to de-list any class of securities of any CDO Issuer except in compliance with the terms of the applicable CDO Agreements, and (ii) as of the date hereof, no notice has been given (in the manner set forth in the CDO Agreements) and, to the Knowledge of the Sellers, no notice is pending or threatened from any holder of securities of any of the CDO Issuers (or any other party to the CDO Agreement) to redeem or cause the redemption, in whole or in part, of any securities of any CDO Issuer, whether by refinancing, auction, acceleration or otherwise.

(e)          Except as set forth in Schedule 3.01(e), to the Knowledge of the Sellers, (i) no “Default” or “Event of Default” has occurred and is continuing under any of the CDO Indentures, and (ii) no “Event of Default” or “Servicing Event of Default” has occurred and is continuing under any of the Servicing Documents.

Section 3.02 REO Holdcos. Schedule 3.02 sets forth a list as of the date hereof, of (i) each limited liability company or limited partnership that is owned by a Seller or its Affiliates and holds, directly or indirectly through one or more of its Subsidiaries real property, and interests in real property for the benefit of the CDO Issuers (each, an “REO Holdco”), (ii) for each REO Holdco, all real property and interests in real property owned or held, directly or indirectly, by such REO Holdco (“REO Property”) and (iii) all material disposition activities undertaken since November 19, 2012 by or on behalf of any of the Sellers or their Affiliates with respect to any REO Property held on behalf each CDO Issuer as of such date. Each REO Holdco or a Subsidiary thereof has good and valid title to all REO Property set forth opposite its name on Schedule 3.02, in each case free and clear of all Liens other than Permitted Liens. Except as set forth on Schedule 3.02, no REO Holdco owns any property or assets other than (x) REO Property or (y) an interest in a Subsidiary that directly or indirectly owns REO Property.

Section 3.03 No Other Related CDO Assets. Except as set forth on Schedule 3.03, as of the date hereof, no Seller or any of its Affiliates holds any properties or assets (other than the CDO REO Holdco Interests) as nominee for the benefit of the CDO Issuers. A Seller or an Affiliate of a Seller holds of record, for the benefit of the applicable CDO Issuers, all the properties and assets set forth on Schedule 3.03, in each case free and clear of all Liens other than Permitted Liens.

Section 3.04 No Employees. No Seller has any liabilities, whether under benefit plans or otherwise, to any current or former employee of any Seller or its Affiliates for which Purchaser or its Affiliates would become liable in connection with the Transactions.

Section 3.05 Collateral Management. Except as set forth in Schedule 3.05, (a) as of the date hereof, GKKM has not (i) received from any Person any written notice (A) alleging that GKKM is in default under any of the CDO Agreements or that an event constituting cause for removal or termination of GKKM as Collateral Manager has occurred, (B) directing the termination or removal of GKKM as the “Collateral Manager” under any of the Existing Collateral Management Agreements, (C) of a “Default” or an “Event of Default” under the CDO Indentures or any other CDO Agreement, (D) of a “cause” event under the Existing Collateral Management Agreements, or (E) of a Par Value Coverage Test or Par Value Test (as defined in each CDO Indenture) failure that would adversely affect in any material respect the Transferred Assets, (ii) received from any Person any written notice challenging the obligation of any of the CDO Issuers to pay fees, reimburse expenses or cure advances to the “Collateral Manager” under any of the CDO Agreements, or (iii) made any assignment of fees, expense reimbursements or cure advances due to the “Collateral Manager” under any of the CDO Indentures and/or the Existing Collateral Management Agreements; (b) GKKM has not (i) released any of the CDO Issuers from any of its material obligations under any of the CDO Agreements or (ii) given to any CDO Issuer any written notice of an occurrence of “cause” or termination or resignation under the Existing Collateral Management Agreements, or of a “Default” or “Event of Default” under any of the CDO Agreements; and (c) as of the date hereof, there are no outstanding and unpaid collateral management fees or reimbursable expenses or cure advances accrued or otherwise payable by any CDO Issuer to GKKM under the Existing Collateral Management Agreements and/or the CDO Indentures.

Section 3.06 Servicing, Advancing and Related Matters. (a) Schedule 3.06 sets forth: (A) as of the date hereof, (i) the Servicing Advances funded by GLS in respect of the CDO Issuers and the CDO Issuer Assets (the “Scheduled GLS Servicing Advances”), (ii) the Interest Advances funded by GKKL in respect of the CDO Issuers (the “Scheduled GKKL Interest Advances”) and (iii) the Servicing Advances funded by GKKM in respect of the CDO Issuers and the CDO Issuer Assets (the “Scheduled GKKM Special Servicing Advances”; and together with the Scheduled GLS Servicing Advances and the Scheduled GKKL Interest Advances, the “Scheduled Advances”); and (B) a list of Servicing Documents pursuant to which a Seller or a CDO Issuer is entitled to terminate or remove (or control the termination or removal of) existing servicers or special servicers, and to appoint new servicers or special servicers, with respect to each CDO Issuer Asset. Except as set forth on Schedule 3.06, (x) as of the date hereof, there are no Servicing Advances or Interest Advances accrued or otherwise payable to any Seller or any Affiliate of the Sellers (including GIT and GIT II) under the CDO Agreements (including all Servicing Documents), and (y) no Person (other than a Seller, the Servicer, the Special Servicer and the Sub-Special Servicer pursuant to the CDO Agreements) is entitled to receive any or all special servicing fees, liquidation fees and workout fees pursuant to any CDO Agreement (including the Accrued Servicing Fees).

(b)          Except as set forth on Schedule 3.06: (A) as of the date hereof, no Seller has (i) received from any Person any written notice (x) alleging that GKKL is in default under any of the CDO Agreements or (y) terminating, or removing GKKL as the “Advancing Agent” under, any of the CDO Indentures, (ii) received from any Person any written notice challenging the obligation of any of the CDO Issuers to pay fees or reimburse Interest Advances to the “Advancing Agent” under any of the CDO Agreements, or (iii) received from any Person any written notice challenging the obligation of any Person (including any lender, creditor or loan participant) to pay any servicing fees, workout fees and liquidation fees to any Seller (including GKKL and GLS) under any of the Servicing Documents (including any special servicing termination arrangements related thereto); (B) no Seller has (i) made any assignment of (x) the fees or reimbursements of Interest Advances due and payable to the “Advancing Agent” under any of the CDO Indentures or (y) the fees described in sub-clause (iii) in this paragraph due to the Sellers under any of the CDO Agreements, (ii) released (x) any of the CDO Issuers from any of its material obligations under any of the CDO Agreements or (y) any Person (including any lender, creditor or loan participant) from any of their payment obligations under any of the Servicing Documents, (iii) given to any CDO Issuer any written notice of termination or resignation as “Advancing Agent” under any of the CDO Agreements, or (iv) given to any Person (including any lender, creditor or loan participant) any written notice of termination or resignation as “servicer” or “special servicer” under any of the Servicing Documents; (C) as of the date hereof, there are no outstanding and unpaid fees, Interest Advances or expenses accrued or otherwise payable by any CDO Issuer to GKKL under the CDO Indentures; and (D) there are no outstanding and unpaid servicing fees, liquidation fees or workout fees accrued or otherwise payable by any Person to any Seller under the Servicing Documents other than the Accrued Servicing Fees.

Section 3.07 Taxes. Each Seller, the REO Holdcos and their respective Subsidiaries has timely filed, or caused to be timely filed, all material Tax Returns required to be filed by it (taking into account all available extensions), and has paid, collected or withheld, or caused to be paid, collected or withheld, all material Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves have been established in accordance with GAAP. There are no material claims, assessments, audits, examinations, investigations or other proceedings pending against any Seller, the CDO Issuers, the CDO Co-Issuers, the REO Holdcos or their respective Subsidiaries in respect of any Taxes, and to the Knowledge of the Sellers, no such claims, assessments, audits, examinations, investigations or other proceedings have been threatened. None of the Sellers, the CDO Issuers, the CDO Co-Issuers, the REO Holdcos or their respective Subsidiaries, if any, has any outstanding waivers or extensions of any applicable statute of limitations to assess any material amount of Taxes. Each of GIT, commencing with its first taxable year ended December 31, 2005, and GIT II, commencing with its first taxable year ended December 31, 2007, has been organized and has operated in conformity with the requirements for qualification and taxation as a “real estate investment trust” within the meaning of Section 856(a) of the Code (a “REIT”), and its current and proposed method of operation will enable each of GIT and GIT II to continue to meet the requirements for qualification and taxation as a REIT under the Code in future years, and no challenge by the IRS to either Seller’s status as a REIT is pending or has been threatened in writing and to the Knowledge of the Sellers no basis for any such challenge exists. Each of the QRS Subsidiaries, the CDO Issuers, and the CDO Co-Issuers has at all times qualified as a QRS or a disregarded entity of GIT or GIT II, as applicable. The beneficial ownership for U.S. federal income tax purposes of each of the CDO REO Holdco Interests is currently held by the CDO Issuer to which such CDO REO Holdco Interest will be transferred pursuant to Section 1.01(h) (REO Holdcos). All of the income that is currently generated by any CDO Issuer is qualifying income for purposes of Section 856(c)(2) of the Code as of the date hereof. All of the income that is currently generated by any CDO Issuer, other than any dividends from taxable REIT subsidiaries, is qualifying income for purposes of Section 856(c)(3) of the Code as of the date hereof. All of the assets that are currently held by any CDO Issuer other than any interest in any taxable REIT subsidiary are qualifying assets for purposes of Section 856(c)(4)(A) of the Code as of the date hereof. All of the assets that are currently held by any CDO Issuer, other than property with respect to which a foreclosure property election has been made, is currently held for investment and is not described in Section 1221(a)(1) of the Code as of the date hereof. GIT or GIT II, as applicable, has timely and properly made or will timely and properly make an election under Section 856(e) of the Code to treat as foreclosure property for U.S. federal income tax purposes each property in which any CDO Issuer has acquired a direct or indirect beneficial interest for U.S. federal income tax purposes as a result of a foreclosure or similar transaction, including without limitation each property in which any REO Holdco holds an interest, other than (i) any such property that has qualified and will continue to qualify in its entirety as a real estate asset within the meaning of Section 856(c)(4) of the Code and that has produced and will continue to produce solely income that qualifies under Section 856(c)(3) of the Code, and (ii) the property known as the “Las Vegas Hilton.” GIT or GIT II, as applicable, will timely and properly make an election under Section 856(l) of the Code to treat the entity that holds the property known as the “Las Vegas Hilton” as a taxable REIT subsidiary. The entity that holds the property known as the “Las Vegas Hilton” has engaged an eligible independent contractor as defined in Section 856(d) of the Code to operate such property.

Section 3.08 Compliance with Laws. To the Knowledge of the Sellers, each of the Sellers, with respect to the Transferred Assets, (i) is in compliance in all material respects with all applicable Laws and (ii) since January 1, 2011 has been in compliance in all material respects with all applicable Laws. The Sellers have previously made available to Purchaser true and complete copies of all material reports, filings, registrations, applications, notices or correspondence to, from or with any Governmental Entity since January 1, 2011 in connection with or relating to the Transferred Assets.

Section 3.09 Proceedings; Judgments. Schedule 3.09 sets forth a list of each pending Proceeding and, to the Knowledge of the Sellers, each Proceeding that has been threatened, against a Seller relating to any Transferred Asset or that may result, directly or indirectly, in any material liability to such Seller (with respect to any Transferred Asset) or that may adversely affect in any material respect the ability of the Sellers to consummate the Transactions. To the Knowledge of the Sellers, no Seller (with respect to any Transferred Asset) is the subject of, or in default in any material respect under, any Judgment.

Section 3.10 Regulatory Matters. GKKM (i) is duly registered with the SEC as an investment adviser under the Advisers Act, and (ii) has filed a Form ADV with the SEC in accordance with the Advisers Act, which Form ADV at the time of filing (and with respect to Form ADV, Part II, its date) was, and as amended and supplemented is, in effect pursuant to and in material compliance with the requirements of the Advisers Act. To the Knowledge of the Sellers, there is no investigation, dispute or proceeding on the part of the SEC concerning any Seller that could have a material adverse effect on any CDO Issuer.

Section 3.11 Full Disclosure. To the Knowledge of the Sellers, the representations and warranties of the Sellers contained in this Article III, together with all information and documents previously made available by the Sellers to Purchaser, includes all the material information and documents relating to the rights of any Person under the CDO Agreements to terminate any Assigned CDO Agreement. Schedule 3.11 sets forth, to the Knowledge of the Sellers, a list of all documents and agreements pursuant to which any Person is entitled to terminate or remove existing servicers or special servicers and to appoint servicers or special servicers, with respect to each CDO Issuer Asset. Notwithstanding the foregoing, Sellers are not making any representation pursuant to this Section 3.11 with respect to events, occurrences or developments not within the reasonable control of the Sellers or their Affiliates that could result in a failure to satisfy any Par Value Coverage Test or Par Value Test (as defined in each CDO Indenture). The Sellers have disclosed, delivered or provided to Purchaser, as applicable, true and complete copies of all of the following books and records in respect of each CDO Issuer and the CDO Issuer Assets (including REO Properties):

(a)          all letters from or on behalf of noteholders related to disagreements with noteholders and all letters in response thereto from or on behalf of any Seller or its Affiliates;

(b)          all written notices, filings or correspondence with or from Governmental Entities relating to any material investigation, dispute or proceeding relating to the CDO Issuer Assets or the management thereof;

(c)          any documents relating to the CDO Issuers, the CDO Co-Issuers and the CDO Issuer Assets, including but not limited to, agreements, side letters, modifications, indemnifications, waivers, dispute resolution agreements, in each case not forming part of each CDO Issuer’s initial closing transaction documents (other than any supplements or amendments to each CDO Issuer’s initial closing transaction documents which have been provided to Purchaser) and excluding documents related to the ordinary course management or servicing of the CDO Issuer Assets;

(d)          any indemnification agreement between GKKM and Wells Fargo Bank, N.A. with regard to note cancellations (each, a “Wells Fargo Indemnity Letter”); and

(e)          any litigation or dispute related documents that, to the Knowledge of the Sellers, has been filed with a Governmental Entity in respect of each CDO Issuer.

Section 3.12 Absence of Certain Changes. For each CDO Issuer, since the date of the most recent Notes Valuation Report for such CDO Issuer until the date hereof, there has not occurred any event, occurrence or development that, individually or in the aggregate, constitutes or could reasonably be expected to constitute cause for removal or termination of any collateral manager, advancing agent and, to the Knowledge of the Sellers, Situs as the servicer or special servicer under the CDO Agreements. Notwithstanding the foregoing, Sellers are not making any representation pursuant to this Section 3.12 with respect to events, occurrences or developments not within the reasonable control of the Sellers or their Affiliates that could result in a failure to satisfy any Par Value Coverage Test or Par Value Test (as defined in each CDO Indenture).

ARTICLE IV

Representations and Warranties of Purchaser

Purchaser hereby represents and warrants to each Seller, as of the date hereof and as of the Closing Date, as follows:

Section 4.01 Organization, Standing and Power. Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted. Purchaser is duly qualified and in good standing to do business in each jurisdiction in which the conduct or nature of its business or the ownership, leasing or holding of its properties and assets makes such qualification necessary, except such jurisdictions where the failure to be so qualified or in good standing would not adversely affect in any material respect the ability of Purchaser to consummate the Transactions.

Section 4.02 Authority; Execution and Delivery; Enforceability. Purchaser has full power and authority to execute this Agreement and the Ancillary Agreements to which it is, or is specified to be, a party and to consummate the Transactions. The execution and delivery by Purchaser hereof and the Ancillary Agreements to which it is, or is specified to be, a party and the consummation by Purchaser of the Transactions have been duly authorized by all necessary corporate action. Purchaser has duly executed and delivered this Agreement and at or before the Closing will have duly executed and delivered each Ancillary Agreement to which it is, or is specified to be, a party, and this Agreement constitutes, and each Ancillary Agreement to which it is, or is specified to be, a party will after the Closing constitute, its legal, valid and binding obligation, enforceable against it in accordance with its terms.

Section 4.03 No Conflicts; Consents. The execution and delivery by Purchaser hereof do not, the execution and delivery by Purchaser of each Ancillary Agreement to which it is, or is specified to be, a party will not, and the consummation of the Transactions and compliance by Purchaser with the terms hereof and thereof will not, contravene, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under any provision of (i) the Organizational Documents of Purchaser or any of its Subsidiaries, (ii) any Contract to which Purchaser or any of its Subsidiaries is a party or by which any of their respective properties or assets is bound, or (iii) any permit, Judgment or Law applicable to Purchaser or any of its Subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that have not had and would not reasonably be expected to adversely affect in any material respect the ability of Purchaser to consummate the Transactions. No Consent of or Filing with any Governmental Entity is required to be obtained or made by or with respect to Purchaser or any of its Subsidiaries in connection with the execution, delivery and performance hereof or the consummation of the Transactions or the ownership by Purchaser of the Transferred Assets following the Closing, other than such Consents and Filings as may be required by the CDO Agreements or the failure of which to obtain or make would not reasonably be expected to adversely affect in any material respect the ability of Purchaser to consummate the Transactions.

Section 4.04 Availability of Funds. Purchaser has available cash or has existing borrowing facilities that together are sufficient to enable it to consummate the Transactions (the “Financing”). As of the date hereof, Purchaser does not have any reason to believe that the Financing will not be available to Purchaser on a timely basis to consummate the Transactions.

Section 4.05 Confidentiality Agreement. Purchaser has complied in all material respects with all of its obligations set forth in the Confidentiality Agreement.

Section 4.06 Matters Relating to Collateral Management. Purchaser or any entity designated by Purchaser to act as successor collateral manager (i) is duly registered with the SEC as an investment adviser under the Advisers Act, (ii) complies with the requirements set forth in Section 12(d)(i)-(v) of each Existing Collateral Management Agreement, and (iii) by its appointment as collateral manager pursuant to the Existing Collateral Management Agreements will not cause any CDO Issuer, any CDO Co-Issuer or the assets of the CDO Issuers (x) to become, or result in any CDO Issuer, any CDO Co-Issuer or the assets of the CDO Issuers becoming, an “investment company” under the Investment Company Act or (y) to become subject to income or withholding tax that would not have been imposed by for such appointment.

Section 4.07 Matters Relating to Servicing Arrangements. CWCAM or any entity designated by Purchaser to act as successor special servicer under the CWCAM Special Servicing Agreement is listed on Standard & Poor’s Select Servicer List as a U.S. Commercial Mortgage Special Servicer.

Section 4.08 No Outstanding Information Requests. Purchaser and its Representatives have been afforded with the opportunity to meet with, and to request and receive such information and documents (assuming such information and documents made available to them are true and complete) from, the Sellers’ officers and employees, in each case as Purchaser and its Representatives have requested.

ARTICLE V

Covenants

Section 5.01 Covenants Relating to Pre-Closing Activities. Except as otherwise contemplated hereby, from the date hereof to the Closing, (a) the Sellers shall conduct the Sellers’ business, to the extent relating to the Transferred Assets, in the ordinary course of business, consistent with current practice and applicable Laws, (b) each Seller shall perform and, to the extent applicable, cause each of its Subsidiaries to perform, its respective obligations under each CDO Agreement to which it is a party, and (c) no Seller shall, and, to the extent applicable, each Seller shall not permit any of its Subsidiaries to, do any of the following, to the extent relating to any of the Transferred Assets, without the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed):

(i)          sell, lease, license or otherwise dispose of any Transferred Assets;

(ii)         permit, allow or suffer any Transferred Assets, or rights under the Transferred Assets, to become subjected to any Liens other than Permitted Liens;

(iii)        compromise, settle or otherwise adjust any Proceeding involving the Transferred Assets;

(iv)        terminate, amend or modify, or resign as collateral manager, advancing agent or as special servicer, as the case may be, under, any Assigned CDO Agreements;

(v)         enter into any Contract that would have been required to be set forth in Schedule 3.01(a) if such Contract were in effect on the date hereof;

(vi)        modify, amend, terminate or grant any Consent or waiver under any Contract that is set forth or required to be set forth in Schedule 3.01(a) or that would have been required to be set forth in Schedule 3.01(a) if it were in effect on the date hereof; and

(vii)       authorize any of, or commit or agree to take, whether in writing or otherwise, to do any of, the foregoing actions,

and provided, however, that in the case of any action that is contractually required to be taken by a Seller, where the prior written consent of Purchaser to any of the foregoing actions is requested, but such consent is not either given or refused at least five (5) Business Days prior to the expiration of any contractual time limit applying to the taking of such action or, if none, within five (5) Business Days of such request being made, such consent shall be deemed to have been given by Purchaser for purposes of this Agreement. Notwithstanding the covenants made by the Sellers in this Section 5.01, Purchaser acknowledges that each of the Sellers and its Affiliates shall be permitted to take or omit to take any and all actions that such Seller or any of such Affiliates determines, in its sole and absolute discretion, to be required by the provisions of any Contracts to which any of them is a party (including the Existing Collateral Management Agreements, the Special Servicing Agreement and the Sub-Special Servicing Agreement), or by the Advisers Act in order to satisfy or otherwise fulfill their respective obligations (including the standard of care required to be exercised by any of them) pursuant to such Contracts or the Advisers Act.

Section 5.02 Access to Information. The Sellers shall afford to Purchaser and its Representatives reasonable access, upon reasonable notice during normal business hours during the period from the date hereof to and including the Closing Date, to personnel of the Sellers that are involved in any of the Transferred Assets, books, contracts, commitments, Tax Returns, records and financial, operating and other data of the Sellers relating to the Transferred Assets, the CDO Agreements and the CDO Issuer Assets, and, during such period shall furnish promptly to Purchaser and its Representatives any information concerning the Transferred Assets, the CDO Agreements and the CDO Issuer Assets as Purchaser and its Representatives may reasonably request; provided, however, that such access does not unreasonably disrupt the normal operations of the Sellers. This Section 5.02 shall not require the Sellers to permit any inspection, or to disclose any information, that in the reasonable judgment of the Sellers would reasonably be expected to result in (i) a violation of any of its obligations with respect to confidentiality or (ii) the loss of attorney-client privilege with respect to such information.

Section 5.03 Confidentiality. (a) Purchaser acknowledges that the information being provided to it in connection with the Transactions is subject to the terms of a confidentiality agreement dated October 11, 2012 between Purchaser and Gramercy Capital Corp. (the “Confidentiality Agreement”). Effective upon, and only upon, the Closing, the Confidentiality Agreement shall terminate with respect to information relating, directly or indirectly, to the Transferred Assets and all Records being delivered pursuant to Section 5.09 (Records) and pursuant to Section 12(g) of the Existing Collateral Management Agreements and Purchaser shall be free to use such information and documents after the Closing subject only to the confidentiality provisions of the applicable CDO Agreements; provided, however, that Purchaser acknowledges that any and all other confidential information provided to it by the Sellers or their Representatives concerning the Sellers shall remain subject to the terms and conditions of the Confidentiality Agreement after the Closing Date; provided, further, that following the Closing the restrictions on use of any information contained in the Confidentiality Agreement shall not apply to the use of any information relating to the Transferred Assets or the CDO Issuers by Purchaser, its Affiliates or its representatives that is necessary to be used by it in order to perform its obligations as collateral manager, advancing agent and special servicer with respect to the CDO Issuers and the CDO Issuer Assets.

(b)          Each Seller shall keep confidential, and cause its controlled Affiliates and instruct its and their Representatives to keep confidential, all information relating to the Transferred Assets, except (i) as required by Law or administrative process, in which case the Sellers shall (A) to the extent permitted under applicable Law, provide written notice to Purchaser so as to enable Purchaser to take action to seek a protective order or other appropriate remedy to ensure confidential treatment of such information, (B) furnish only that portion of the information as is legally required to be furnished by the Sellers and (C) cooperate with Purchaser, at Purchaser’s sole expense, in Purchaser’s reasonable efforts to obtain a protective order, (ii) for information that is available to the public on the Closing Date or thereafter becomes available to the public other than as a result of a breach of this Section 5.03(b) and (iii) to the extent use of such information is necessary or appropriate in making any Filing or obtaining any Consent required for the consummation of the Transactions. The covenant set forth in this Section 5.03(b) shall terminate two (2) years after the Closing Date.

Section 5.04 Reasonable Efforts. (a) On the terms and subject to the conditions hereof, each party hereto shall cooperate with the other and use all reasonable efforts to perform its obligations hereunder in a manner as will cause the Closing to occur as promptly as practicable after the date hereof, including taking all reasonable actions necessary to comply promptly with all legal requirements that may be imposed on it or any of its Affiliates with respect to the Closing (it being understood that the failure of the Closing to occur shall not constitute a breach or default hereunder by any party acting reasonably and in good faith in this context).

(b)          Before the Closing each party hereto shall, and shall cause its Affiliates to, use all commercially reasonable efforts to obtain or file, and to cooperate in obtaining or filing, all Consents from and all Filings with, third parties that are necessary or appropriate to permit the consummation of the Transactions (including all Consents and Filings contemplated by Section 6.01 (Conditions to Each Party’s Obligations)); provided, however, that no party hereto shall be required to pay or commit to pay any amount to (or incur any obligation in favor of) any Person from whom any such Consent may be required (other than customary filing fees payable to Governmental Entities, nominal filing or application fees payable to other third parties, and consent fees of any third party that are not material in amount).

(c)          The parties hereto shall use all reasonable efforts to obtain, as promptly as practicable following the date hereof, all Consents required in connection with the execution and delivery of the Supplemental Indentures by the parties thereto. Without limiting the generality of the foregoing, if a Trustee reasonably requests an opinion, as to such matters which the Trustee reasonably requests and is entitled to request in such an opinion from the CDO Issuers pursuant to Section 8.3 of the applicable CDO Indentures in connection with the execution by the Trustee of each Supplemental Indenture (other than as to any tax matters on which an opinion is required pursuant to the Supplemental Indentures), Purchaser shall use all reasonable efforts to furnish to the Trustee an opinion of its outside legal counsel, in form reasonably acceptable to the Trustee; provided that such opinion may expressly rely upon, and is subject to the receipt by Purchaser of, the opinion of legal counsel to the Sellers described in Section 1.04(a)(xii).

(d)          Prior to the Closing, if any Seller or its Affiliate desires to sell one or more interests in REO Holdcos or REO Property, the Sellers shall by notice to Purchaser describe all material terms and conditions relating to such sale at least three (3) Business Days prior to such sale.

Section 5.05 Expenses; Transfer Taxes. (a) Whether or not the Closing takes place, and except as otherwise expressly set forth herein, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such expense. For the avoidance of doubt, the Sellers and their respective Affiliates shall be responsible for all fees and expenses related to the transfer, assignment and delivery of the CDO REO Holdco Interests to the applicable CDO Issuers; it being understood and agreed that the Sellers and their respective Affiliates shall be entitled to seek to obtain reimbursement for such expenses and fees by the applicable CDO Issuers, to the extent permitted by the applicable CDO Issuer’s Organizational Documents and CDO Indenture, prior to Closing (it being understood that the Sellers solely shall determine such permissibility and process any such request prior to the Closing Date and that Purchaser shall have no obligation to process any such request on or after the Closing Date).

(b)          All transfer Taxes and transfer fees applicable to the Transactions (including any stock or asset transfer stamp Tax) shall be paid by Purchaser. Each party shall use all reasonable efforts to avail itself of any available exemptions from any such Taxes or fees, and to cooperate with the other parties in providing any information and documentation that may be necessary to obtain such exemptions.

Section 5.06 Brokers or Finders. Purchaser shall bear the fees and expenses of any agent, broker, investment banker or other firm or Person engaged by Purchaser or any of its Affiliates that is entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with this Agreement, the Ancillary Agreements and any transaction contemplated hereby and thereby. The Sellers shall bear the fees and expenses of any agent, broker, investment banker or other firm or Person engaged by the Sellers or any of their Affiliates that is entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with this Agreement, the Ancillary Agreements and any transaction contemplated hereby and thereby.

Section 5.07 Post-Closing Cooperation. (a) The Sellers and Purchaser shall cooperate with each other, and shall cause their Affiliates and their officers, employees, agents, auditors and Representatives to cooperate with each other, for a period of ninety (90) days after the Closing to ensure the orderly transition of the Transferred Assets from the Sellers to Purchaser; provided, however, that the employees that remain with the Sellers after such ninety (90) day period, if any, shall continue to cooperate with Purchaser to ensure the orderly transition of the Transferred Assets from the Sellers to Purchaser until the earlier of 180 days after the Closing or the termination of such employees by the Sellers. After the Closing, upon reasonable written notice, each Seller and Purchaser shall furnish or cause to be furnished to each other and their Affiliates, and their respective auditors and Representatives, access, during normal business hours, to such information and assistance relating to the Transferred Assets (to the extent within the control of such party) as is reasonably necessary for financial reporting, accounting and tax return preparation purposes.

(b)          Each party hereto agrees that it shall, and that it will cause its Affiliates to, upon reasonable request by another party hereto, to the extent (i) required by any subpoena or Judgment of any court or Governmental Entity and (ii) required or permitted under the CDO Agreements (including Section 12(h) of the Existing Collateral Management Agreements), provide the requesting party with any information and documents necessary to any Proceeding involving such requesting party and relating to or arising in connection with any of the Assigned CDO Agreements, the other CDO Agreements, any of the CDO Issuer Assets or the Transactions; provided, however, that no party is under any obligation to make available any current or former employees of such party or its Affiliates.

(c)          To the extent not reimbursed or reimbursable under the Existing Collateral Management Agreements or the Amended and Restated CMAs, each party shall reimburse the other for reasonable out-of-pocket costs and expenses incurred in assisting the other pursuant to this Section 5.07 that have been previously approved by the reimbursing party. Neither party shall be required by this Section 5.07 to take any action that would unreasonably interfere with the conduct of the business of such party or its Affiliates or unreasonably disrupt the normal operations of such party or its Affiliates. For the avoidance of doubt, any information relating to the Transferred Assets received by any Seller pursuant to this Section 5.07 shall be subject to Section 5.03(b) (Confidentiality).

(d)          Each Seller shall comply with any applicable post-termination or post-assignment provisions of the Assigned CDO Agreements and the Existing Collateral Management Agreements, including Sections 12(g) and (h) of the Existing Collateral Management Agreements.

Section 5.08 Publicity. No public release or announcement concerning the Transactions shall be issued by any party hereto without the prior written consent of the other parties hereto (which consent shall not be unreasonably withheld, conditioned or delayed), except such release or announcement as may be required by Law or the rules or regulations of any United States or foreign securities exchange, in which case the party required to make the release or announcement shall allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

Section 5.09 Records. On the Closing Date, each Seller shall deliver or cause to be delivered to Purchaser all material agreements, documents, books, records and files (collectively, “Records”), if any, in the possession of such Seller relating to the Transferred Assets, subject to the following exceptions:

(a)          Purchaser recognizes that certain Records may contain incidental information relating to the Transferred Assets or may relate primarily to a Seller, and that such Seller may retain such Records and shall provide to Purchaser copies of the relevant portions thereof that are relevant to the Transferred Assets or the Transactions;

(b)          any Seller may retain all Records prepared in connection with the Transactions, including bids received from other parties and analyses relating to the Transferred Assets, and may retain one copy of all documents made available to Purchaser in any physical or electronic “data rooms”, management presentations or in any other form in expectation of the Transactions; and

(c)          any Seller may retain any Tax Returns, and Purchaser shall be provided with copies of such Tax Returns that relate to the Transferred Assets.

Section 5.10 Retained CDO Interests. (a) From and after the Closing through the date on which each CDO Issuer has liquidated all of its assets, without the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed), no Seller shall, and each Seller shall cause its Subsidiaries to not, and shall require their respective successors and assigns to not, in their respective capacities as holders of Retained CDO Interests:

(i)          sell or otherwise transfer or dispose of, or grant any proxy or other voting or consent right with respect to, any Retained CDO Interests (other than any Secured CDO Notes) (“Restricted CDO Interests”) relating to such CDO Issuer; provided, however, that, each Seller and its Subsidiaries may sell, transfer or dispose of any Restricted CDO Interests to any Person in compliance with the applicable CDO Indenture without the prior written consent of Purchaser and without such transferee being subject to this Section 5.10(a) if, in the case of any transfer that is effective during the period between the date that is eighteen (18) months following the Closing Date and the three (3) year anniversary of the Closing Date, Sellers pay or cause to be paid to Purchaser cash in the amount of $500,000 and (B) from time to time following the date that is the three (3) year anniversary of the Closing Date, without any payment to Purchaser;

(ii)         seek to (A) remove, or vote in favor of or consent to the removal of, Purchaser, CWCAM or its Affiliates as the collateral manager, advancing agent or special servicer for such CDO Issuer or (B) vote in favor of an optional redemption or a tax redemption under the CDO Indentures; provided, however, that the foregoing shall not apply to (x) any termination of the collateral manager for an event of the type in Sections 12(b)(i), (ii), (iii), (iv) or (v) of the Amended and Restated CMAs or any similar successor provision, or (y) any termination of the advancing agent for fraud, gross negligence or bankruptcy to the extent permitted under any of the CDO Indentures; or

(iii)        take any action that will result in any CDO Issuer failing to qualify as a QRS.

(b)          Upon request by Purchaser at any time prior to Closing, the Sellers shall sell, transfer and assign, or cause to be sold, transferred and assigned, to the applicable CDO Issuers or other Person designated by Purchaser, all the right, title and interest of the Sellers and their respective Affiliates in and to the Seller Minority REO Holdco Interests upon terms and conditions reasonably satisfactory to the Sellers; provided, however, that any lawful arrangement that has no adverse economic impact on the Sellers or their respective Affiliates shall be deemed for the purposes of this Agreement to be reasonably satisfactory to the Sellers.

Section 5.11 Collateral Management. From and after the Closing through the date on which each CDO Issuer has liquidated all of its assets to the extent that it is not prohibited from doing so pursuant to the Assigned CDO Agreements, Purchaser shall, or shall require any entity designated by Purchaser to act as successor collateral manager, in each case in compliance with the terms of the applicable Amended and Restated CMAs and CDO Agreements, to:

(a)          manage the properties and assets of each CDO Issuer such that, provided such CDO Issuer continues to be a wholly-owned subsidiary of either GIT or GIT II that would be treated as a QRS assuming that Purchaser fully complies with this Section 5.11, and provided that any property with respect to which either GIT or GIT II has made an election to treat such property as foreclosure property continues to qualify as foreclosure property:

(i)          (A) except for income from assets that as of the Closing Date produce non-qualifying income for purposes of Section 856(c)(2) of the Code, all of the income produced by each CDO Issuer is qualifying income for purposes of Section 856(c)(2) of the Code, (B) except for dividends from taxable REIT subsidiaries and income from assets that as of the Closing Date produce non-qualifying income for purposes of Section 856(c)(3) of the Code, all of the income produced by each CDO Issuer is qualifying income for purposes of Section 856(c)(3) of the Code, and (C) except for ownership interests in taxable REIT subsidiaries and any assets that as of the Closing Date are non-qualifying assets for purposes of Section 856(c)(4)(A), all of the assets of each CDO Issuer are qualifying assets for purposes of Section 856(c)(4)(A) of the Code; and

(ii)         GIT or GIT II, as applicable, does not incur the 100% tax imposed on “prohibited transactions” by Section 857(b)(6) of the Code;

(b)          inform GIT, with respect to CDO 2005 and CDO 2006, or GIT II, with respect to CDO 2007, on a monthly basis of any loans as to which a foreclosure proceeding has begun or the borrower has agreed to a deed in lieu of foreclosure;

(c)          provide all relevant information reasonably requested by GIT or GIT II for so long as all of the equity of the CDO Issuers is held by GIT or GIT II, as applicable, to allow GIT or GIT II, as applicable, to determine whether to make a foreclosure property election with respect to any property acquired upon foreclosure of such loan or a taxable REIT subsidiary election with respect to an entity formed to hold such a property;

(d)          upon reasonable requests, cooperate with GIT or GIT II, as applicable, in GIT and GIT II, as the case may be, preserving its REIT status and in making any foreclosure property election or taxable REIT subsidiary election; and

(e)          except for (i) any property for which a foreclosure property election has been made that does not qualify as “foreclosure property” of GIT or GIT II as of the date hereof or (ii) any foreclosure property for which the “grace period” of Section 856(e)(2) of the Code expires, avoid any action that would result in a property for which a foreclosure property election has been made by GIT or GIT II failing to qualify as “foreclosure property” within the meaning of Section 856(e) of the Code.

Section 5.12 GKKM Employees. Purchaser, at its option, may hold discussions with and offer employment to employees of GKKM involved in the management of the Transferred Assets regarding potential employment opportunities with Purchaser or its Affiliates. For the avoidance of doubt, Purchaser shall have no obligation whatsoever to hold any such discussions or hire any employees of GKKM in connection with the Transactions or otherwise.

Section 5.13 Competing Proposals. During the period from the date of this Agreement until the Outside Date, the Sellers shall not take, and nor shall the Sellers permit any of their respective Affiliates (or any Representative of any of them) to, directly or indirectly, (i) enter into any Competing Proposal or accept any offer relating to or consummate any Competing Proposal, or (ii) assist or participate in or facilitate in any other manner any effort or attempt by any Person (other than Purchaser and its Affiliates) to enter into, offer or consummate any Competing Proposal (other than non-substantive discussions confirming the details set forth in any press release or announcement made in accordance with Section 5.08 (Publicity) that Sellers or their respective Affiliates (or any Representatives of any of them) may have with Persons that participated in the process established by the Sellers prior to the date hereof for the sale of, amongst other things, the Transferred Assets).

Section 5.14 Pre-Closing Disclosure. Prior to Closing, (a) the Sellers shall promptly upon having or gaining Knowledge of any event, condition or fact that (i) would cause any of the conditions to Purchaser’s obligation to consummate the Transactions not to be fulfilled or (ii) if existing or occurring at the date hereof would have been required to be disclosed in the Schedules, notify Purchaser thereof, and furnish Purchaser with any information it may reasonably request with respect thereto, and (b) Purchaser shall promptly, upon having or gaining Knowledge of any event, condition or fact that would cause any of the conditions to the Sellers’ obligation to consummate the Transactions not to be fulfilled, notify the Sellers thereof, and furnish the Sellers with any information they may reasonably request with respect thereto.

Section 5.15 Post-Closing Remittances. (a) On or after the Closing Date, if Purchaser or its Affiliates receives any repayment or reimbursement of the Outstanding GLS Servicing Advance Amount, the Outstanding GKKL Interest Advance Amount or the Outstanding GKKM Special Servicing Advance Amount, Purchaser shall or shall cause (i) all such repayments or reimbursements of the Outstanding GKKL Interest Advance Amount actually received by Purchaser or its Affiliates to be promptly paid-over and delivered directly to the Sellers and (ii) all such repayments or reimbursements of the Outstanding GLS Servicing Advance Amount and the Outstanding GKKM Special Servicing Advance Amount actually received by Purchaser or its Affiliates to be promptly paid-over and delivered directly to the Sellers, in each case, subject to the provisions of the Servicing Subordination Agreement, in all cases unconditionally, without reduction, set-off or any other limitation, except as described herein, to a bank account designated in writing by the Sellers, it being understood and agreed that Purchaser shall have no interest in or right to any such repayment or reimbursement of the Outstanding GLS Servicing Advance Amount, the Outstanding GKKL Interest Advance Amount and the Outstanding GKKM Special Servicing Advance Amount.

(b)          On or after the Closing Date, if any Seller or any of their Affiliates receives any (i) collateral management fees or Advancing Agent Fees (as defined in each CDO Indenture) pursuant to the Assigned CDO Agreements, (ii) reimbursement of Cure Advances (including any Nonrecoverable Cure Advances and any interest thereon), Interest Advances (including any Nonrecoverable Advance and any interest thereon) (each as defined in each CDO Indenture) or other amounts payable to Purchaser under the Assigned CDO Agreements, or (iii) Accrued Servicing Fees or other special servicing fees, workout fees, liquidation fees or compensation due and payable to Purchaser or Purchaser’s Affiliates or designees under the Servicing Documents, such Seller shall promptly pay-over and deliver or cause to be paid-over and delivered directly to Purchaser all such fees, amounts and compensation as actually received by such Seller or its Affiliates, in all cases unconditionally, without reduction, set-off or any other limitation, to a bank account designated in writing by Purchaser, it being understood and agreed that the Sellers shall have no interest in or right to any such fees, amounts or compensation.

(c)          Absent manifest error and taking into account both earlier reports and any subsequent revisions to the reports produced pursuant to the CDO Indentures, the CWCAM Special Servicing Agreement or the Situs Special Servicing Agreement, each party hereto agrees and acknowledges that all amounts described in this Section 5.15 calculated based on such reports shall be conclusive.

Section 5.16 Further Assurances. From time to time, as and when requested by any party, each party hereto shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions (subject to Section 5.04 (Reasonable Efforts)), as the Sellers (in the case of Purchaser) or Purchaser (in the case of the Sellers) may reasonably deem necessary or desirable to consummate the Transactions or to carry out the purposes of this Agreement, including, in the case of the Sellers, executing and delivering to Purchaser such assignments, deeds, bills of sale, consents and other instruments as Purchaser or its counsel may reasonably request as necessary or desirable for such purpose. The Sellers shall, or shall cause the delivery of the requests for Rating Agency Confirmation in accordance with the applicable terms of the CDO Agreements no later than two Business Days from the date of this Agreement, provided that Purchaser shall have provided to the Sellers all information and documents required to be provided by Purchaser in connection with such requests.

ARTICLE VI

Conditions Precedent

Section 6.01 Conditions to Each Party’s Obligation. The obligation of Purchaser and the Sellers to consummate the Transactions is subject to the satisfaction (or waiver by Purchaser and the Sellers) on or before the Closing Date of the following conditions:

(a)          Approvals and Notices. All Consents of and Filings with any Governmental Entity necessary for the consummation of each of the Transactions shall have been obtained or filed, as applicable. All notices required to be given to any Person under the CDO Agreements in connection with the Transactions shall have been given and any waiting periods applicable to such notices shall have expired without objection and not withdrawn, to any of the Transactions by any Person whose Consent is required to consummate such Transactions.

(b)          No Injunctions, Restraints or Proceedings. No Law or Judgment enacted, entered, promulgated, enforced or issued by any Governmental Entity or other legal restraint or prohibition preventing the consummation of any of the Transactions shall be in effect. No Proceeding challenging or seeking to restrain or prohibit the consummation of any of the Transactions shall be pending or threatened.

(c)          Consents of the CDO Issuers. Each CDO Issuer shall have executed and delivered each CDO Issuer Consent.

(d)          Consents of the Majority of the Controlling Class. With respect to each CDO Issuer, a Majority of the Controlling Class shall have provided each Controlling Class Consent.

(e)          Consents of the Hedge Counterparties. With respect to each CDO Issuer (other than CDO Issuer 2007), each Hedge Counterparty shall have provided each Hedge Counterparty Consent.

(f)          Rating Agency Confirmation. With respect to each CDO Issuer, each Rating Agency shall have provided each Rating Agency Confirmation.

(g)          Other Deliveries. Each of the Persons (other than the parties to this Agreement and their respective Affiliates) that are or will be parties or signatories to the agreements, letters, waivers and consents (or counterparts thereto) described in Section 1.04 (Transactions to be Effected at the Closing) shall have executed and delivered such agreements, letters, waivers and consents (or counterparts thereto) (including, without limitation, the execution and delivery by the Trustee of each Supplemental Indenture).

Section 6.02 Conditions to Obligation of Purchaser. The obligation of Purchaser to consummate the Transactions is subject to the satisfaction (or waiver by Purchaser) on or before the Closing Date of the following conditions:

(a)          Representations and Warranties. The representations and warranties of the Sellers herein qualified as to materiality or a material adverse effect shall be true and correct, and those not so qualified shall be true and correct in all material respects (i) on and as of the date of this Agreement and (ii) on and as of the Closing Date as though made by the Sellers on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date). Purchaser shall have received a certificate signed by an officer on behalf of each Seller to the effect that the conditions in the preceding sentence have been complied with.

(b)          Performance of Obligations of Sellers. Each Seller shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by such Seller on or before the Closing Date; provided, that, with respect to the obligations and covenants required to be performed or complied with by the Sellers pursuant to Section 1.04(a), the Sellers shall have performed such obligations and covenants as specified therein, and Purchaser shall have received a certificate signed by an officer on behalf of each such Seller to the effect that the conditions in this Section 6.02(b) have been complied with.

(c)          Waiver Letters. (i) With respect to CDO Issuer 2007, the CDO Issuer 2007 Waiver Letters shall have been executed and delivered and (ii) with respect to CDO Issuer 2007 and CDO Issuer 2006, the CDO Issuer 2006 and CDO Issuer 2007 CMA Waiver Letter shall have been executed and delivered.

(d)          Absence of Certain Changes. Since the date hereof, there has not occurred any event, occurrence or development within the reasonable control of the Sellers and its Affiliates that, individually or in the aggregate, constitutes or could reasonably be expected to constitute cause for removal or termination of any collateral manager, advancing agent, servicer, special servicer or sub-special servicer of any CDO Issuer under the CDO Agreements.

Section 6.03 Conditions to Obligation of Sellers. The obligation of the Sellers to consummate the Transactions is subject to the satisfaction (or waiver by the Sellers) on or before the Closing Date of the following conditions:

(a)          Representations and Warranties. The representations and warranties of Purchaser made herein qualified as to materiality or a material adverse effect shall be true and correct, and those not so qualified shall be true and correct in all material respects (i) on and as of the date of this Agreement and (ii) on and as of the Closing Date as though made by Purchaser on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date). The Sellers shall have received a certificate signed by an officer on behalf of Purchaser to the effect that the conditions in the preceding sentence have been complied with.

(b)          Performance of Obligations of Purchaser. Purchaser shall have performed or complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Purchaser on or before the Closing Date, and the Sellers shall have received a certificate signed by an officer on behalf of Purchaser to the effect that the conditions in this Section 6.03(b) have been complied with.

Section 6.04 Frustration of Closing Conditions. Neither Purchaser nor any Seller may rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by such party’s failure to act in good faith or reasonably in the context of the Transactions.

ARTICLE VII

Termination, Amendment and Waiver

Section 7.01 Termination. (a) Notwithstanding anything to the contrary herein, this Agreement may be terminated and the Transactions abandoned at any time before the Closing:

(i)          by mutual written consent of the Sellers and Purchaser;

(ii)         by the Sellers if there have been one or more material breaches by Purchaser of any of its representations, warranties, covenants or agreements contained herein or in any Ancillary Agreement that have not been waived by the Sellers and would result in the failure to satisfy any of the conditions set forth in (x) Section 6.01 (Conditions to Each Party’s Obligation) or (y) Section 6.03 (Conditions to Obligations of Sellers) and such breaches have not been cured within thirty (30) days after written notice thereof has been received by Purchaser; provided, in each case that no Seller is in material breach of any of its representations, warranties, covenants or agreements contained herein or in any Ancillary Agreement;

(iii)        by Purchaser if there have been one or more material breaches by the Sellers of any of their representations, warranties, covenants or agreements contained herein or in any Ancillary Agreement that have not been waived by Purchaser and would result in the failure to satisfy any of the conditions set forth in (x) Section 6.01 (Conditions to Each Party’s Obligation) or (y) Section 6.02 (Conditions to Obligations of Purchaser) and such breaches have not been cured within thirty (30) days after written notice thereof has been received by the Sellers; provided, in each case that Purchaser is not in material breach of any of its representations, warranties, covenants or agreements contained herein or in any Ancillary Agreement; and

(iv)        by the Sellers or Purchaser, if the Closing does not occur on or before March 15, 2013 (the “Outside Date”); provided, however, that the Sellers or Purchaser shall not be permitted to terminate this Agreement pursuant to this Section 7.01(a)(iv) if the failure to consummate the Closing by such date results solely from material breach by any Seller (in the case of termination by the Sellers) or Purchaser (in the case of termination by Purchaser) of any of its representations, warranties, covenants or agreements contained herein or in any Ancillary Agreement.

(b)          In the event of termination by the Sellers or Purchaser pursuant to this Section 7.01, written notice thereof shall forthwith be given to the other, setting forth the clause of Section 7.01(a) pursuant to which such party is terminating and the facts giving rise to such party’s termination right in reasonable detail, and the Transactions shall be terminated, without further action by any party. If the Transactions are terminated as provided herein:

(i)          Purchaser shall return all documents and other material received from any Seller relating to the Transactions, whether so obtained before or after the execution hereof, to such Seller; provided, however, that, solely for purposes of asserting or protecting its rights under this Agreement and complying with any applicable document retention requirements, Purchaser may retain one copy of all documents made available to Purchaser in any physical or electronic “data rooms”, management presentations or in any other form in expectation of the Transactions; provided further, however, that Purchaser may retain such copies of all documents made available to Purchaser in any physical or electronic “data rooms”, management presentations or in any other form in expectation of the Transactions as is necessary for Purchaser to comply with applicable Law or its internal compliance rules or procedures;

(ii)         all confidential information made available to Purchaser in connection with the transactions contemplated by this Agreement shall be treated in accordance with the Confidentiality Agreement, which shall remain in full force and effect notwithstanding the termination hereof;

(iii)        if termination occurs pursuant to clause (i) of Section 7.01(a), then Purchaser and the Sellers shall jointly instruct the Escrow Agent to deliver to Purchaser by wire transfer to a bank account designated in writing by Purchaser, immediately available funds in an amount equal to the Escrowed Funds;

(iv)        if termination occurs pursuant to clause (ii) of Section 7.01(a), then Purchaser and the Sellers shall jointly instruct the Escrow Agent to deliver to the Sellers, by wire transfer to a bank account designated in writing by the Sellers, immediately available funds in an amount equal to the Escrowed Funds;

(v)         if termination occurs pursuant to clause (iii) of Section 7.01(a), then (A) Purchaser and the Sellers shall jointly instruct the Escrow Agent to deliver to Purchaser by wire transfer to a bank account designated in writing by Purchaser, immediately available funds in an amount equal to the Escrowed Funds, and (B) the Sellers shall promptly pay to Purchaser, by wire transfer to a bank account designated in writing by Purchaser, immediately available funds in an amount equal to $1,000,000; and

(vi)        if termination occurs pursuant to clause (iv) of Section 7.01(a), then Purchaser and the Sellers shall jointly instruct the Escrow Agent to deliver to Purchaser, by wire transfer to a bank account designated in writing by Purchaser, immediately available funds in an amount equal to the Escrowed Funds.

Section 7.02 Effect of Termination. If this Agreement is terminated and the Transactions are abandoned as described in Section 7.01 (Termination), then, subject to the next succeeding sentence, this Agreement shall become null and void and of no further force and effect, and all further obligations of the parties under this Agreement will terminate, except as otherwise set forth in this Section 7.02 and except for Section 5.03 (Confidentiality), Section 5.05 (Expenses; Transfer Taxes), Section 5.06 (Brokers or Finders), Section 5.08 (Publicity), Section 7.01 (Termination), this Section 7.02 and Article X (General Provisions). Nothing in this Section 7.02 shall be deemed to release any party from any liability for fraud or any breach by such party and of its covenants or agreements set forth herein, and the rights of the parties to pursue all remedies for any such fraud or breach will survive such termination unimpaired. Each party’s right of termination under Section 7.01 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. Notwithstanding anything to the contrary contained herein, if Closing does not occur, the sole and exclusive remedy of a party entitled to terminate this Agreement pursuant to clauses (ii) or (iii) of Section 7.01(a) shall be (i) the termination of this Agreement in accordance with such provision, and (ii) the payment of the amounts that are due to such terminating party pursuant to clauses (iv) or (v) of Section 7.01(b), as applicable.

Section 7.03 Amendments and Waivers. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. By an instrument in writing Purchaser, on the one hand, or the Sellers, on the other hand, may waive compliance by the other with any term or provision hereof that such other party was or is obligated to comply with or perform. No delay or omission by any party hereto to exercise any right or power under this Agreement or pursuant to Law shall impair such right or power or be construed as a waiver thereof. A waiver by either party of any representation, warranty, covenant or condition shall not be construed to be a waiver of any succeeding breach or of any other representation, warranty, covenant or condition.

ARTICLE VIII

[RESERVED]

ARTICLE IX

Indemnification

Section 9.01 Indemnification by Seller Indemnifying Parties. (a) From and after the Closing, the Seller Indemnifying Parties, jointly and severally, shall be liable for, and shall indemnify Purchaser, its Affiliates and each of their Representatives (the “Purchaser Indemnitees”) against and hold it harmless from, any loss, liability, claim, damage, cost or expense (but excluding any incidental, special, indirect, consequential or punitive damages, except to the extent actually paid to a third party), including reasonable legal fees and expenses (collectively, “Losses”), suffered or incurred by such Purchaser Indemnitee to the extent arising out of, in each case except to the extent waived or deemed waived by Purchaser in accordance with, this Agreement:

(i)          any breach of any representation or warranty of any Seller contained herein, in any Ancillary Agreement or any certificate delivered pursuant hereto or thereto;

(ii)         any breach of any covenant of any Seller contained herein or in any Ancillary Agreement; and

(iii)        any Retained Liabilities.

(b)          Notwithstanding Section 9.01(a), the Seller Indemnifying Parties shall not be required to indemnify any Purchaser Indemnitee, and shall not have any liability:

(i)          under clause (i) of Section 9.01(a) unless the aggregate of all Losses for which the Seller Indemnifying Parties would, but for this clause (i), be liable thereunder exceeds on a cumulative basis an amount equal to $200,000 (the “Aggregate Threshold”), in which event Purchaser Indemnitees shall be entitled to all Losses including those used in calculating the Aggregate Threshold; provided, however, that the Aggregate Threshold shall not apply to any breach of the Fundamental Representations of the Sellers;

(ii)         under clause (i) of Section 9.01(a) for any individual items where the Loss relating thereto is less than $15,000 (the “Claim Threshold”) and such items shall not be aggregated for purposes of clause (i) of this Section 9.01(b);

(iii)        under clause (i) of Section 9.01(a) in excess of $4,950,000 (the “Cap”); provided, however, that the Cap shall not apply to any breach of the Fundamental Representations of the Sellers; and

(iv)        under clause (i) (including with respect to Fundamental Representations) and, solely in respect of covenants to be performed prior to Closing, clause (ii) of Section 9.01(a), in excess of $9,900,000 (the “Overall Cap”);

provided, however, that the limitations set forth in this clause (b) shall not apply to any claims of, or causes of action arising out of, fraud.

(c)          Except with respect to claims of, or causes of action arising out of, involving criminal activity or fraud in connection with this Agreement, and subject to Section 10.09 (Enforcement), (i) Purchaser acknowledges that its sole and exclusive remedy after the Closing with respect to any and all claims relating to this Agreement, the Ancillary Agreements, and the Transactions shall be pursuant to the indemnification provisions set forth in this Article IX and (ii) in furtherance of the foregoing, Purchaser hereby waives, from and after the Closing, to the fullest extent permitted under Law, any and all rights, claims and causes of action it may have against any Seller Indemnifying Party arising out of this Agreement, any Ancillary Agreement, any certificate delivered pursuant hereto or thereto, any Law (including any relating to environmental matters) or otherwise (except pursuant to the indemnification provisions set forth in this Section 9.01).

(d)          For purposes only of calculating the amount of Losses under this Article IX, but not for purposes of determining whether any Person is entitled to a claim for Losses arising out of an inaccuracy in or breach of any representation or warranty, such representations and warranties shall be deemed to have been made without any qualifications as to materiality and, accordingly, for such purpose, all references to “material”, “materiality”, “material adverse effect” or other similar qualification as to materiality contained in or otherwise applicable to such representation or warranty shall be deemed to be deleted from such representations and warranties.

Section 9.02 Indemnification by Purchaser Indemnifying Parties. (a) From and after the Closing, the Purchaser Indemnifying Parties, jointly and severally, shall be liable for and shall indemnify each Seller and its Affiliates and each of their respective Representatives (the “Seller Indemnitees”) against and hold it harmless from any Loss suffered or incurred by such Seller Indemnitee to the extent arising out of, in each case except to the extent waived or deemed waived by the Sellers in accordance with, this Agreement:

(i)          any breach of any representation or warranty of Purchaser contained herein, in any Ancillary Agreement or any certificate delivered pursuant hereto or thereto;

(ii)         any breach of any covenant of Purchaser contained herein or in any Ancillary Agreement requiring performance after the Closing Date; and

(iii)        any Assumed Liabilities.

(b)          Notwithstanding Section 9.02(a), the Purchaser Indemnifying Parties shall not be required to indemnify any Seller Indemnitee, and shall not have any liability:

(i)          under clause (i) of Section 9.02(a) unless the aggregate of all Losses for which the Purchaser Indemnifying Parties would, but for this clause (i), be liable thereunder exceeds on a cumulative basis an amount equal to the Aggregate Threshold, in which event Seller Indemnitees shall be entitled to all Losses including those used in calculating the Aggregate Threshold; provided, however, that the Aggregate Threshold shall not apply to any breach of the Fundamental Representations of Purchaser;

(ii)         under clause (i) of Section 9.02(a) for any individual items where the Loss relating thereto is less than Claim Threshold and such items shall not be aggregated for purposes of clause (i) of this Section 9.02(a);

(iii)        under clause (i) of Section 9.02(a) in excess of the Cap; provided, however, that the Cap shall not apply to any breach of the Fundamental Representations of Purchaser; and

(iv)        under clause (i) (including with respect to Fundamental Representations) and, solely in respect of covenants to be performed prior to Closing, clause (ii) of Section 9.02(a), in excess of the Overall Cap;

provided, however, that the limitations set forth in this clause (b) shall not apply to any claims of, or causes of action arising out of, fraud.

(c)          Except with respect to claims of, or causes of action arising out of, involving criminal activity or fraud in connection with this Agreement, and subject to Section 10.09 (Enforcement), (i) the Sellers acknowledge that their sole and exclusive remedy after the Closing with respect to any and all claims relating to this Agreement, the Ancillary Agreements, and the Transactions shall be pursuant to the indemnification provisions set forth in this Article IX and (ii) in furtherance of the foregoing, each Seller hereby waives, from and after the Closing, to the fullest extent permitted under Law, any and all rights, claims and causes of action it may have against any Purchaser Indemnifying Party arising out of, involving or otherwise in respect of this Agreement, any Ancillary Agreement, any certificate delivered pursuant hereto or thereto, any Law (including any relating to environmental matters) or otherwise (except pursuant to the indemnification provisions set forth in this Section 9.02).

Section 9.03 Calculation of Losses. The amount of any Loss for which indemnification is provided under this Article IX shall be net of any amounts recovered or recoverable by the Indemnified Party under any insurance policy or against any third party with respect to such Loss.

Section 9.04 Survival of Representations, Warranties, Covenants and Agreements; Termination of Indemnification. (a) The representations, warranties, covenants and agreements contained herein, in any Ancillary Agreement and in any certificate delivered pursuant hereto or thereto shall survive the Closing solely for purposes of this Article IX as follows: (i) the Fundamental Representations shall survive indefinitely following the Closing; (ii) all other representations and warranties shall survive for two (2) years following the Closing; and (iii) all covenants shall survive the Closing and terminate upon the expiration of the applicable statute of limitations following the time at which such covenants are required to be performed.

(b)          The obligations to indemnify and hold harmless any party (i) pursuant to Section 9.01(a)(i) (Indemnification by Seller Indemnifying Parties) or 9.02(a)(i) (Indemnification by Purchaser Indemnifying Parties) shall terminate when the applicable representation or warranty terminates in accordance with this Section 9.04, and (ii) pursuant to Section 9.01(a)(ii) (Indemnification by Seller Indemnifying Parties) or 9.02(a)(ii) (Indemnification by Purchaser Indemnifying Parties) shall terminate when the applicable covenant terminates in accordance with this Section 9.04 and (iii) pursuant to the other clauses of Section 9.01(a) (Indemnification by Seller Indemnifying Parties) or Section 9.02(a) (Indemnification by Purchaser Indemnifying Parties) shall not terminate; provided, however, that such obligations to indemnify and hold harmless shall not terminate with respect to any item as to which the Indemnified Party shall have, before the expiration of the applicable period, made a claim by delivering a notice of such claim in accordance with Section 9.05 (Procedures) to the Indemnifying Party.

Section 9.05 Procedures. (a) Third Party Claims. In order for a Person (the “Indemnified Party”) to be entitled to any indemnification provided for under Section 9.01 (Indemnification by Seller Indemnifying Parties) or Section 9.02 (Indemnification by Purchaser Indemnifying Parties) in respect of, arising out of or involving a claim made by any Person not a party hereto against the Indemnified Party (a “Third Party Claim”), such Indemnified Party must notify the indemnifying party (the “Indemnifying Party”) and the Escrow Agent in writing of such Third Party Claim (setting forth in reasonable detail the facts giving rise to such Third Party Claim (to the extent known by the Indemnified Party) and the amount or estimated amount (to the extent reasonably estimable) of Losses arising out of such Third Party Claim) promptly following receipt by such Indemnified Party of notice of such Third Party Claim; provided, however, that, subject to Section 9.04 (Survival of Representations, Warranties, Covenants and Agreements; Termination of Indemnification), failure to give such notification promptly shall not affect the indemnification provided hereunder except to the extent that the Indemnifying Party shall have been prejudiced as a result of such failure. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, promptly following the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim.

(b)          Assumption. If a Third Party Claim is made against an Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the Indemnifying Party; provided, however, that such counsel is not reasonably objected to by the Indemnified Party. If the Indemnifying Party assumes the defense of a Third Party Claim in accordance with this Section 9.05(b), the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof. If the Indemnifying Party assumes the defense of a Third Party Claim in accordance with this Section 9.05(b), the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel (not reasonably objected to by the Indemnifying Party), at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood that the Indemnifying Party shall control such defense. If the Indemnifying Party chooses to defend or prosecute a Third Party Claim, all the Indemnified Parties shall cooperate in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnifying Party of records and information that are reasonably relevant to such Third Party Claim, and making employees available at such times and places as may be reasonably necessary to defend against such Third Party Claim for the purpose of providing additional information, explanation or testimony in connection with such Third Party Claim. Whether or not the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnifying Party’s prior written consent. If the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnifying Party shall defend such Third Party Claim vigorously and diligently to final conclusion or settlement of such Third Party Claim; provided that the Indemnifying Party shall not settle such Third Party Claim without the consent of the Indemnified Party unless such settlement (i) does not involve any finding or admission of any violation of Law or any violation of the rights of any Indemnified Party and (ii) does not involve any relief other than monetary damages that are paid in full by the Indemnifying Party. Notwithstanding the foregoing, the Indemnifying Party shall not have the right to assume the defense of any Third Party Claim if (i) the Indemnifying Party is also a party to such Third Party Claim and the Indemnified Party provides the Indemnifying Party with written advice of outside counsel to the Indemnified Party to the effect that there are or may be one or more legal defenses available to the Indemnified Party that are different from or additional to those available to the Indemnifying Party that, if the Indemnified Party and the Indemnifying Party were to be represented by the same counsel, would constitute a conflict of interest for such counsel or prejudice the prosecution of the defenses available to such Indemnified Party, (ii) such Third Party Claim is reasonably likely to result in Losses being sustained by the Indemnified Party that are beyond the scope or limits of the indemnification obligation of the Indemnifying Party or (iii) such Third Party Claim seeks solely injunctive or other equitable relief (and only nominal monetary damages) against the Indemnified Party.

(c)          Other Claims. In the event any Indemnified Party has a claim against any Indemnifying Party under Section 9.01 (Indemnification by Seller Indemnifying Parties) or Section 9.02 (Indemnification by Purchaser Indemnifying Parties) that does not involve a Third Party Claim (a “Direct Claim”), the Indemnified Party shall deliver notice of such Direct Claim to the Indemnifying Party and the Escrow Agent (setting forth in reasonable detail the facts giving rise to such claim (to the extent known by the Indemnified Party) and the amount or estimated amount (to the extent reasonably estimable) of Losses arising out of such Direct Claim) promptly after becoming aware of such claim. Following receipt of notice from the Indemnified Party of such Direct Claim, the Indemnifying Party shall have thirty (30) days to make such investigation of the Direct Claim as is considered necessary or desirable by the Indemnifying Party. For the purpose of such investigation, the Indemnified Party shall promptly make available to the Indemnifying Party the information relied upon by the Indemnified Party to substantiate the Direct Claim, together with all such other information as the Indemnifying Party may reasonably request, in each case other than privileged documents and subject to the Indemnifying Party’s agreement to keep such information confidential. If both parties agree at or prior to the expiration of such thirty (30) day period (or any mutually agreed upon extension of such period) to the validity of such Direct Claim and the amount of Losses related thereto, the Indemnifying Party shall, subject to Section 9.07, promptly pay to the Indemnified Party the full agreed-upon amount of such Losses. If the parties do not reach agreement at or prior to the expiration of such thirty (30) day period (or any mutually agreed upon extension of such period) as to the validity of such Direct Claim or the amount of Losses related thereto, either party may initiate an action in accordance with Section 10.10.

(d)          Mitigation. Each Person entitled to indemnification hereunder shall be required to take only such steps as are required by applicable Law to mitigate any losses, costs, expenses and damages that are indemnifiable or recoverable hereunder or in connection herewith.

Section 9.06 No Additional Representations. Purchaser acknowledges that (i) none of the Seller Indemnifying Parties or any other Person has made any representation or warranty, express or implied, as to the Transferred Assets and the CDO Issuers, or the accuracy or completeness of any information regarding the Transferred Assets and the CDO Issuers, furnished or made available to Purchaser and its Representatives, except as expressly set forth in this Agreement and the certificates delivered pursuant hereto, (ii) Purchaser has not relied on any representation or warranty from any Seller Indemnifying Party or any other Person in determining to enter into this Agreement or any Ancillary Agreement, except as expressly set forth in this Agreement and the certificates delivered pursuant hereto, and (iii) except as expressly provided herein, none of the Seller Indemnifying Parties or any other Person shall have or be subject to any liability to Purchaser or any other Person resulting from the distribution to Purchaser, or Purchaser’s use of, any such information, including any information, documents or material made available to Purchaser in any physical or electronic “data rooms”, management presentations or in any other form in expectation of the Transactions. Purchaser acknowledges that, if the Closing occurs, Purchaser shall acquire the Transferred Assets without any representation or warranty as to merchantability or fitness for any particular purpose, in an “as is” condition and on a “where is” basis, except as otherwise expressly set forth in this Agreement, the Ancillary Agreements and the certificates delivered pursuant hereto and thereto. No Seller Indemnifying Party makes or has made any representation or warranty regarding the presence or absence of hazardous substances on, under or about any property, the compliance or non-compliance of any property with any legal requirements regarding hazardous substances or any other environmental matters. Without limiting the generality of the foregoing, Purchaser acknowledges that none of the Seller Indemnifying Parties or any other Person has made any representation or warranty, express or implied, as to the financial projections, forecasts, cost estimates and other predictions delivered or made available to Purchaser and its Representatives, including with respect to the Transferred Assets and the CDO Issuers.

Section 9.07 Release from Escrow. At the Closing, Purchaser and the Sellers shall jointly instruct the Escrow Agent to pay to the Sellers, by wire transfer to an account designated in writing by the Sellers, the Escrowed Funds.

Section 9.08 Tax Treatment of Indemnity Payments. All indemnity payments under this Agreement shall be treated as an adjustment to the Purchase Price for federal income tax purposes.

ARTICLE X

General Provisions

Section 10.01 Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by any party without the prior written consent of the other parties hereto. Any attempted assignment in violation of this Section 10.01 shall be void.

Section 10.02 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such assigns, any legal or equitable rights hereunder other than any Person entitled to indemnity under Article IX (Indemnification).

Section 10.03 [RESERVED].

Section 10.04 Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand or facsimile, or if mailed, three days after mailing (one Business Day in the case of express mail or overnight courier service), as follows:

(i)	if to Purchaser:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Charles Spetka

Facsimile: (301) 255-4874

with a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Legal Department

Facsimile: (301) 255-4874

and

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Attention: Steven T. Kolyer

Facsimile: (212) 878-8375

(ii)	if to CWFS:

CW Financial Services LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Charles Spetka

Facsimile: (301) 255-4874

with a copy to:

CW Financial Services LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Legal Department

Facsimile: (301) 255-4874

and

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Attention: Steven T. Kolyer

Facsimile: (212) 878-8375

(iii)	if to any Seller, to such Seller:

c/o Gramercy Capital Corp.

420 Lexington Avenue, 18th Floor

New York, NY 10170

Attention: Michael Kavourias and Edward J. Matey Jr.

Facsimile: (646) 428-0761

with a copy to:

Sidley Austin llp

787 Seventh Avenue

New York, NY 10019

Attention: Carlos A. Rodriguez

Facsimile: (212) 839-5599

(iv)	if to GCC:

Gramercy Capital Corp.

420 Lexington Avenue, 18th Floor

New York, NY 10170

Attention: Michael Kavourias and Edward J. Matey Jr.

Facsimile: (646) 428-0761

with a copy to:

Sidley Austin llp

787 Seventh Avenue

New York, NY 10019

Attention: Carlos A. Rodriguez

Facsimile: (212) 839-5599

Section 10.05 Interpretation; Exhibits and Schedules; Certain Definitions. The headings contained herein and in any Exhibit or Schedule hereto, the table of contents hereto and the index of defined terms are for reference purposes only and shall not affect in any way the meaning or interpretation hereof. Any disclosure set forth in any Schedule shall be deemed set forth for purposes of any other Schedule to which such disclosure is relevant, to the extent that it is readily apparent that such disclosure is relevant to such other Schedule. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part hereof as if set forth in full herein. Any capitalized terms used in any Schedule or Exhibit, but not otherwise defined therein, shall have the meaning as defined herein. When a reference is made herein to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. If any action is to be taken by any party hereto pursuant to this Agreement on a day that is not a Business Day, such action shall be taken on the next Business Day following such day. References to a person are also to its permitted successors and assigns. For all purposes of this Agreement, unless otherwise specified herein, (i) “or” shall be construed in the inclusive sense of “and/or”; (ii) words (including capitalized terms defined herein) in the singular shall be construed to include the plural and vice versa and words (including capitalized terms defined herein) of one gender shall be construed to include the other gender as the context requires; (iii) the terms “hereof” and “herein” and words of similar import shall be construed to refer to this Agreement as a whole (including all the Exhibits and Schedules) and not to any particular provision of this Agreement; and (iv) all references herein to “$” or dollars shall refer to United States dollars.

(a)          For all purposes hereof:

“Advancing Agent” has the meaning specified in the CDO Indentures.

“Advisers Act” means the Investment Advisers Act of 1940, as amended, together with the rules and regulations of the SEC promulgated thereunder.

“Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of this definition, the term “control” (including its correlative meanings “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). For purposes of this Agreement, the CDO Issuers are not Affiliates of any of the Sellers.

“Ancillary Agreements” means (i) each Assignment and Assumption Agreement, (ii) the Sub-Special Servicing Termination Letter, (iii) each CDO Issuer Consent, (iv) each Controlling Class Consent, (v) the CDO Issuer 2007 Waiver Letters, (vi) the CDO Issuer 2006 Consent Letter, (vii) the CDO Issuer 2006 and CDO Issuer 2007 CMA Waiver Letter, (viii) the CDO Issuer 2005 Consent Letter, (ix) the CDO Issuers Letter Agreement, (x) the Escrow Agreement, (xi) the Green Termination Agreement, (xii) the Servicing Subordination Agreement, (xiii) the Advancing Agent Appointment Letter, (xiv) the CWCAM Special Servicing Agreement, (xv) each Amended and Restated CMA, (xvi) each Supplemental Indenture, and (xvii) the Hedge Counterparty Consents.

“Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in The City of New York, New York.

“CDO Issuer Assets” means the Assets of each CDO Issuer as defined in the applicable CDO Indenture.

“Code” means the Internal Revenue Code of 1986, as amended.

“Competing Proposal” means any inquiry or proposal or termination of this Agreement relating to a sale or transfer of the Assigned CDO Agreements or the Accrued Servicing Fees (or any interest therein) that would impede, prevent or be inconsistent with consummation of the Transactions.

“Fundamental Representations” means (i) the representations and warranties of Sellers set forth in Sections 2.01 (Organization, Standing and Power), 2.02 (Authority; Execution and Delivery; Enforceability), 3.06(a)(B) (Servicing, Advancing and Related Matters) and 3.07 (Taxes) and (ii) the representations and warranties of Purchaser set forth in Sections 4.01 (Organization, Standing and Power), and 4.02 (Authority; Execution and Delivery; Enforceability).

“GAAP” means United States generally accepted accounting principles.

“Green Special Servicing Agreement” means the special servicing agreement dated as of April 24, 2009 among GKKM, GLS, Green Loan Services LLC, as special servicer, SL Green Operating Partnership L.P., GIT and Gramercy Capital Corp., as supplemented by a letter agreement, dated as of March 29, 2011, among GLS and Green Loan Services LLC, a letter agreement, dated as of August 9, 2011, among GLS, SLG Gramercy Services LLC and Green Loan Services LLC, and a letter agreement, dated as of November 10, 2011, among GKKM, GLS, GIT, Gramercy Capital Corp., Green Loan Services LLC and SL Green Operating Partnership L.P.

“Hedge Counterparties” has the meanings specified in the CDO Indentures.

“including” means “including, without limiting the generality of the foregoing”.

“Interest Advances” means, with respect to a CDO Issuer, “Interest Advances” within the meaning of the applicable CDO Agreements.

“Jameson Loan” means the Mezz III Loan evidenced by the Third Mezzanine Loan Agreement, dated as of July 27, 2006, between Wachovia Bank, N.A. and JER/Jameson Mezz Borrower III LLC, and the Mezz IV Loan evidenced by the Fourth Mezzanine Loan Agreement, dated as of July 27, 2006, between Wachovia Bank, N.A. and JER/Jameson Mezz Borrower IV LLC.

“Jameson Proceedings” means the Proceedings and settlement agreements set forth on Schedule 3.09.

“Judgment” means any judgment, order, writ, decree, award, ruling, decision, verdict, subpoena, injunction or settlement entered, issued, made or rendered by any Governmental Entity (in each case whether temporary, preliminary or permanent).

“Knowledge” when used with respect to (i) the Sellers, means the actual knowledge of any fact, circumstance or condition of any officer of the Sellers set forth on Exhibit N hereto, and (ii) Purchaser, means the actual knowledge of any fact, circumstance or condition of any officer of Purchaser set forth on Exhibit N hereto.

“Law” means any Federal, state, local, foreign, international or multinational treaty, constitution, statute or other law, ordinance, rule or regulation.

“Lien” means any mortgage, lien, security interest, pledge, reservation, equitable interest, charge, easement, lease, sublease, conditional sale or other title retention agreement, right of first refusal, hypothecation, covenant, servitude, right of way, variance, option, warrant, claim, community property interest, restriction (including any restriction on use, voting, transfer, alienation, receipt of income or exercise of any other attribute of ownership) or encumbrance of any kind.

“Majority of the Controlling Class” means, with respect to each CDO Issuer, a Majority of the Controlling Class (as such terms are defined in the applicable CDO Indenture relating to such CDO Issuer) of such CDO Issuer.

“Notes Valuation Report” has the meanings specified in the CDO Indentures.

“Organizational Documents” means, with respect to a Person, (i) if such Person is a corporation, the certificate or articles of incorporation and the by-laws (or comparable documents) of such Person, (ii) if such Person is a limited liability company, the certificate of formation and limited liability company agreement (or comparable documents) of such Person and (iii) if such Person is a limited partnership, the certificate of limited partnership and limited partnership agreement (or comparable documents) of such Person.

“Outstanding GKKL Interest Advance Amount” means all amounts advanced by or on behalf of GKKL as Interests Advances in respect of the CDO Issuers, to the extent such amounts have not been repaid or reimbursed to GKKL as of the Closing Date.

“Outstanding GKKM Special Servicing Advance Amount” means all amounts advanced by or on behalf of GKKM as Servicing Advances in respect of the CDO Issuers, to the extent such amounts have not been repaid or reimbursed to GKKM as of the Closing Date.

“Outstanding GLS Servicing Advance Amount” means all amounts advanced by or on behalf of GLS as Servicing Advances in respect of the CDO Issuers, to the extent such amounts have not been repaid or reimbursed to GLS or any of its Affiliates as of the Closing Date, including, without limitation, the Servicing Advances made by GLS in connection with the Jameson Loan and the Jameson Proceedings.

“Permitted Lien” means (i) Liens contemplated by the CDO Agreements, (ii) Liens disclosed in any of the Schedules to this Agreement (including Schedule 3.02 and Schedule 3.03), (iii) mechanics’, carriers’, workmen’s, repairmen’s or other like Liens arising or incurred in the ordinary course of business, Liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business and liens for Taxes that are not due and payable or that may thereafter be paid without penalty, (iv) Liens that secure obligations reflected on the Financial Statements or Liens the existence of which is referred to in the notes to the Financial Statements, (v) easements, covenants, rights-of-way and other similar restrictions of record, (vi) any conditions that may be shown by a current, accurate survey or physical inspection of any property made before the Closing, (vii) (A) zoning, building and other similar restrictions, (B) Liens that have been placed by any developer, landlord or other third party on property over which a Seller has easement rights and subordination or similar agreements relating thereto and (C) unrecorded easements, covenants, rights-of-way and other similar restrictions, (viii) imperfections of title or encumbrances that, individually or in the aggregate, do not impair materially, and would not reasonably be expected to impair materially, the continued use and operation of the assets to which they relate, and (ix) any restrictions on the assignment of collateral management, investment management or other advisory agreements pursuant to applicable Law (including the Advisers Act).

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

“Proceeding” means any suit, claim, action, proceeding, arbitration, audit, hearing, or investigation (in each case, whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Entity.

“QRS” means a “qualified REIT subsidiary” within the meaning of Section 856(i)(2) of the Code.

“Rating Agencies” means (i) with respect to CDO Issuer 2005 and CDO Issuer 2007, Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s and (ii) with respect to CDO Issuer 2006, Moody’s Investors Service, Inc. and Standard & Poor’s, and, in each case, any successor of any such rating agency.

“Representative” means, with respect to any Person, any director, officer, partner, member, stockholder, Affiliate, employee, agent, consultant, advisor or other representative of such Person, including legal counsel, accountants and financial advisors.

“Retained CDO Interests” means (i) the shares of capital stock issued by the QRS Subsidiaries, (ii) the ordinary and preferred shares issued by the CDO Issuers, (iii) the limited liability company interests issued by the CDO Co-Issuers, (iv) any Secured CDO Notes, (v) the limited liability company interests issued by GKKL, (vi) except to the extent transferred pursuant to Section 5.10(b), the Seller Minority REO Holdco Interests and (vii) the Class J notes or Class K notes issued by the CDO Issuers, in each case of clauses (i) through (vii), that are held by any of the Sellers and any of their respective Affiliates.

“SEC” means the United States Securities and Exchange Commission.

“Secured CDO Notes” means secured floating rate notes issued by any of the CDO Issuers.

“Servicing Advances” means, with respect to a CDO Issuer, “Servicing Advances” within the meaning of the applicable Servicing Agreement and/or the Special Servicing Agreement, as applicable.

“Servicing Agreement” means, with respect to a CDO Issuer, the Amended and Restated Servicing Agreement dated as of June 1, 2009, as amended by the First Amendment to the Servicing Agreement dated as of March 1, 2010, by and among such CDO Issuer, the applicable CDO Co-Issuer, GKKM, Situs, Wells Fargo Bank, N.A., as trustee, and GKKL, as advancing agent.

“Situs Special Servicing Termination Letter” means, with respect to each CDO Issuer, a letter notice from GKKM to Situs that is effective to terminate, in accordance with the Special Servicing Agreement, Situs as special servicer with respect to each CDO Issuer as of the Closing Date.

“Special Servicer” means the special servicer pursuant to the CDO Agreements.

“Special Servicing Agreement” means the agreement of that name dated as of May 8, 2009, as amended by the First Amendment to the Special Servicing Agreement dated as of March 1, 2010 and the Second Amendment to the Special Servicing Agreement dated as of May 30, 2012, among GKKM, the CDO Issuers, the CDO Co-Issuers, Situs, Wells Fargo Bank, N.A., as trustee, and GKKL, as advancing agent.

“Sub-Special Servicing Agreement” means the agreement of that name dated as of May 8, 2009, as amended by the First Amendment to the Sub-Special Servicing Agreement dated as of May 30, 2012, between GLS and Situs.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person or by another Subsidiary of such first Person.

“Tax” or “Taxes” means all Federal, state, county, local, municipal, foreign and other taxes, assessments, duties or similar charges of any kind whatsoever, including all corporate franchise, income, sales, use, ad valorem, receipts, value added, profits, license, withholding, payroll, employment, excise, premium, property, customs, net worth, capital gains, transfer, stamp, documentary, social security, environmental, alternative minimum, occupation, recapture and other taxes, and including all interest, penalties and additions imposed with respect to such amounts, and all amounts payable pursuant to any agreement or arrangement with respect to Taxes.

“Tax Return” or “Tax Returns” means all returns, declarations of estimated Tax payments, reports, estimates, information returns and statements, including any related or supporting information with respect to any of the foregoing, filed or to be filed with any Taxing Authority in connection with the determination, assessment, collection or administration of any Taxes.

“Taxing Authority” means any domestic, foreign, federal, national, state, county or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising tax regulatory authority.

“Trustee” has the meaning specified in the CDO Indentures.

Section 10.06 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

Section 10.07 Entire Agreement. This Agreement, the Ancillary Agreements and the Confidentiality Agreement, along with the Schedules and Exhibits hereto and thereto, contain the entire agreement of the parties with respect to the subject matter hereof and supersede all prior agreements among the parties with respect thereto. The parties hereto have voluntarily agreed to define their rights, liabilities and obligations with respect to the Transactions exclusively in contract pursuant to the express terms and provisions of this Agreement, the Ancillary Agreements and the Confidentiality Agreement, along with the Schedules and Exhibits hereto and thereto; and the parties hereto expressly disclaim that they are owed any duties or are entitled to any remedies not expressly set forth in this Agreement, the Ancillary Agreements and the Confidentiality Agreement, along with the Schedules and Exhibits hereto and thereto.

Section 10.08 Severability. If any provision hereof (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other Persons or circumstances.

Section 10.09 Enforcement. In the event of any breach or threatened breach by any party hereto of any covenant or agreement of such party contained herein, the other parties hereto shall be entitled, in addition to any other remedy that may be available at law or in equity, to: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or agreement; and (b) an injunction restraining such breach or threatened breach.

Section 10.10 Consent to Jurisdiction. Each party irrevocably submits to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County, and the United States District Court for the Southern District of New York (and the appropriate appellate courts), for the purposes of any suit, action or other proceeding arising out of this Agreement, any Ancillary Agreement, any certificate delivered pursuant hereto or thereto or any Transaction. Each party agrees to commence any such action, suit or proceeding either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Notwithstanding the foregoing, any party hereto may commence an action, suit or proceeding with any Governmental Entity anywhere in the world for the sole purpose of seeking recognition and enforcement of a judgment of any court referred to in the first sentence of this Section 10.10. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 10.10. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, any Ancillary Agreement or the Transactions in (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. In the event of any dispute or controversy regarding authorship of the Agreement or the Ancillary Agreements, the parties shall be conclusively deemed to be joint authors of the Agreement and the Ancillary Agreements and no provision hereof or thereof shall be interpreted against or in favor of a party by reason of authorship.

Section 10.11 GOVERNING LAW. THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT OR AS AN INDUCEMENT TO ENTER INTO THIS AGREEMENT), SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

Section 10.12 WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, INVOLVING OR OTHERWISE IN RESPECT OF THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE ANCILLARY AGREEMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.12.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

GRAMERCY INVESTMENT TRUST,

By	/s/ Gordon F. DuGan
Name: Gordon F. DuGan
Title: Chief Executive Officer

GRAMERCY INVESTMENT TRUST II,

By	/s/ Gordon F. DuGan
Name: Gordon F. DuGan
Title: Chief Executive Officer

GKK MANAGER LLC,

By	/s/ Gordon F. DuGan
Name: Gordon F. DuGan
Title: Chief Executive Officer

GRAMERCY LOAN SERVICES LLC,

By	/s/ Gordon F. DuGan
Name: Gordon F. DuGan
Title: Chief Executive Officer

GKK LIQUIDITY LLC,

By	/s/ Gordon F. DuGan
Name: Gordon F. DuGan
Title: Chief Executive Officer

CWCAPITAL INVESTMENTS LLC,

By	/s/ Charles E. Spetka
Name: Charles E. Spetka
Title: Chief Executive Officer

The undersigned are executing this Agreement solely to reflect their agreement to be bound by Article IX (Indemnification) and Article X (General Provisions) and for no other purpose.

GRAMERCY CAPITAL CORP.,

By	/s/ Gordon F. DuGan
Name: Gordon F. DuGan
Title: Chief Executive Officer

CW FINANCIAL SERVICES LLC

By	/s/ Charles E. Spetka
Name: Charles E. Spetka
Title: Chief Executive Officer

DISCLOSURE SCHEDULE TO

SALE AND PURCHASE AGREEMENT

among

GRAMERCY INVESTMENT TRUST,

GRAMERCY INVESTMENT TRUST II,

GKK MANAGER LLC,

GRAMERCY LOAN SERVICES LLC,

GKK LIQUIDITY LLC,

CWCAPITAL INVESTMENTS LLC,

and, in each case solely for the purposes of Articles IX and X thereof,

GRAMERCY CAPITAL CORP.,

and

CW FINANCIAL SERVICES LLC

Dated as of January 30, 2013

Introduction

Reference is made to the SALE AND PURCHASE AGREEMENT dated as of January 30, 2013 (the “Agreement”), among GRAMERCY INVESTMENT TRUST, a Maryland real estate investment trust (“GIT”), GRAMERCY INVESTMENT TRUST II, a Maryland real estate investment trust (“GIT II”), GKK MANAGER LLC, a Delaware limited liability company (“GKKM”), and GRAMERCY LOAN SERVICES LLC, a Delaware limited liability company (“GLS”) and GKK LIQUIDITY LLC, a Delaware limited liability company (“GKKL”; and together with GIT, GIT II, GKKM and GLS, collectively, the “Sellers” and, individually, a “Seller”), CWCAPITAL INVESTMENTS LLC, a Massachusetts limited liability company (“Purchaser”), and, in each case solely for the purposes of Articles IX and X of the Agreement, Gramercy Capital Corp., a Maryland corporation (“GCC”), and CW FINANCIAL SERVICES LLC, a Massachusetts limited liability company (“CWFS”). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Agreement.

The Schedules are qualified in their entirety by reference to specific provisions of the Agreement, and are not intended to constitute, and shall not be construed as constituting, representations or warranties of Sellers except as and to the extent provided in the Agreement. Inclusion of information herein shall not be construed as an admission that such information is material to the operations or financial condition of the CDO Issuers or REO Holdcos.

Headings have been inserted on the Schedules for reference purposes only and shall not affect in any way the meaning or interpretation of the Schedules as set forth in the Agreement. Any disclosure set forth in any Schedule shall be deemed set forth for purposes of any other Schedule to which such disclosure is relevant, to the extent that it is readily apparent that such disclosure is relevant to such other Schedule.

The information contained herein is in all events subject to the Confidentiality Agreement.

Schedule 1.01(a)

Assigned CDO Agreements

1.	Collateral Management Agreement, dated as of July 14, 2005, between CDO Issuer 2005 and GKKM

2.	Indenture, dated as of July 14, 2005, as amended and supplemented by the First Supplemental Indenture, dated as of August 14, 2007, among CDO Issuer 2005, CDO Co-Issuer 2005, GKKL and Wells Fargo Bank, N.A.

3.	Amended and Restated Servicing Agreement, dated as of June 1, 2009, among GKKM, CDO Issuer 2005, CDO Co-Issuer 2005, Situs, GKKL and Wells Fargo Bank, N.A., as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010, among GKKM, CDO Issuers, CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.

4.	Preferred Shares Paying Agency Agreement, dated as of July 14, 2005, among the CDO Issuer 2005 and Wells Fargo Bank, N.A.

5.	Securities Accounts Control Agreement, dated as of July 14, 2005, among the CDO Issuer 2005, Wells Fargo Bank, N.A., as secured party, and Wells Fargo Bank, N.A., as securities intermediary

6.	Collateral Management Agreement, dated as of August 24, 2006, between CDO Issuer 2006 and GKKM

7.	Indenture, dated as of August 24, 2006, as amended and supplemented by the First Supplemental Indenture, dated as of September 26, 2007, the Second Supplemental Indenture dated as of August 5, 2008, and the Indenture Amendment, dated as of October 28, 2010, among CDO Issuer 2006, CDO Co-Issuer 2006, GKKL and Wells Fargo Bank, N.A.

8.	Amended and Restated Servicing Agreement, dated as of June 1, 2009, among GKKM, CDO Issuer 2006, CDO Co-Issuer 2006, Situs, GKKL and Wells Fargo Bank, N.A., as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010, among GKKM, CDO Issuers, CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.

9.	Preferred Shares Paying Agency Agreement, dated as of August 24, 2006, among the CDO Issuer 2006 and Wells Fargo Bank, N.A.

10.	Securities Accounts Control Agreement, dated as of August 24, 2006, among the CDO Issuer 2006, Wells Fargo Bank, N.A., as secured party, and Wells Fargo Bank, N.A., as securities intermediary

11.	Collateral Management Agreement, dated as of August 8, 2007, between CDO Issuer 2007 and GKKM

12.	Indenture, dated as of August 8, 2007, among CDO Issuer 2007, CDO Co-Issuer 2007, GKKL and Wells Fargo Bank, N.A.

13.	Amended and Restated Servicing Agreement, dated as of June 1, 2009, among GKKM, CDO Issuer 2007, CDO Co-Issuer 2007, Situs, GKKL and Wells Fargo Bank, N.A., as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010, among GKKM, CDO Issuers, CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.

14.	Preferred Shares Paying Agency Agreement, dated as of August 8, 2007, among the CDO Issuer 2007 and Wells Fargo Bank, N.A.

15.	Securities Accounts Control Agreement, dated as of August 8, 2007, among the CDO Issuer 2007, Wells Fargo Bank, N.A., as secured party, and Wells Fargo Bank, N.A., as securities intermediary

16.	Special Servicing Agreement, dated as of May 8, 2009, as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010 and the Second Amendment to the Special Servicing Agreement dated as of May 30, 2012, among GKKM, the CDO Issuers, the CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.

Schedule 1.01(b)

Advancing Agent Appointment

1.	Indenture, dated as of July 14, 2005, as amended and supplemented by the First Supplemental Indenture, dated as of August 14, 2007, among CDO Issuer 2005, CDO Co-Issuer 2005, GKKL and Wells Fargo Bank, N.A.

2.	Amended and Restated Servicing Agreement, dated as of June 1, 2009, among GKKM, CDO Issuer 2005, CDO Co-Issuer 2005, Situs, GKKL and Wells Fargo Bank, N.A., as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010, among GKKM, CDO Issuers, CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.

3.	Indenture, dated as of August 24, 2006, as amended and supplemented by the First Supplemental Indenture, dated as of September 26, 2007, the Second Supplemental Indenture dated as of August 5, 2008, and the Indenture Amendment, dated as of October 28, 2010, among CDO Issuer 2006, CDO Co-Issuer 2006, GKKL and Wells Fargo Bank, N.A.

4.	Amended and Restated Servicing Agreement, dated as of June 1, 2009, among GKKM, CDO Issuer 2006, CDO Co-Issuer 2006, Situs, GKKL and Wells Fargo Bank, N.A., as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010, among GKKM, CDO Issuers, CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.

5.	Indenture, dated as of August 8, 2007, among CDO Issuer 2007, CDO Co-Issuer 2007, GKKL and Wells Fargo Bank, N.A.

6.	Amended and Restated Servicing Agreement, dated as of June 1, 2009, among GKKM, CDO Issuer 2007, CDO Co-Issuer 2007, Situs, GKKL and Wells Fargo Bank, N.A., as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010, among GKKM, CDO Issuers, CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.

7.	Special Servicing Agreement, dated as of May 8, 2009, as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010 and the Second Amendment to the Special Servicing Agreement dated as of May 30, 2012, among GKKM, the CDO Issuers, the CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.

Schedule 1.01(h)

Schedule 1.01(h)(i)

CDO REO Holdco Interests1

Seller	REO Holdcos

GKKM	100% of the membership interests of GKK Roddy Ranch Owner GP LLC[2]

98.50432% of the membership interests of GKK Roddy Ranch Owner LP2

100% of the membership interests of GKK Fiesta de Vida Owner GP LLC

97.32957% of the membership interests of GKK Fiesta de Vida Owner LP

100% of the membership interests of GKK Arden Member LLC[3]

100% of the membership interests of GKK Coyote Owner GP LLC

100% of the membership interests of GKK Coyote Owner LP

100% of the membership interests of GWF II SPE LLC (Las Vegas Hotel)

100% of the membership interests of GKK Jewelry Center Owner LLC

100% of the membership interests of AFR Equity Holdings LLC

100% of the membership interests of Whiteface Makalei Equity Holdings LLC

1 This Schedule lists the equity interests held by GKKM in REO Holdcos as of the date of this Agreement. These equity interests may change if REO Holdcos are sold prior to Closing and after providing the notice contemplated by Section 5.04(d) of the Agreement.

2 The property owned by these entities is currently subject to a Purchase and Sale Agreement and is expected to be sold prior to Closing.

3 The equity interests in this entity are currently subject to a Purchase and Sale Agreement and are expected to be sold prior to Closing.

Schedule 1.01(h)(ii)

Seller Minority REO Holdco Interests4

Seller	REO Holdcos

GIT	2.67043% of the membership interests of GKK Fiesta de Vida Owner LP

Gramercy Warehouse Funding II LLC	1.49568% of the membership interests of GKK Roddy Ranch Owner LP2

4 This Schedule lists the minority equity interests held by Sellers in REO Holdcos as of the date of this Agreement. These equity interests may change if REO Holdcos are sold prior to Closing and after providing the notice contemplated by Section 5.04(d) of the Agreement.

Schedule 1.04(a)

Sellers’ Closing Deliveries

1.	With respect to CDO Issuer 2007, (A) a waiver letter executed by ******, in substantially the form of Exhibit C (the “CDO Issuer 2007 First Waiver Letter”), (B) a direction letter executed from ****** to ******, in substantially the form of Exhibit D, (C) a consent letter executed by ******, in substantially the form of Exhibit E, (D) a consent letter executed by ******, in substantially the form of Exhibit F, and (E) a waiver letter executed by ******, in substantially the form of Exhibit G (the “CDO Issuer 2007 Second Waiver Letter” and together with the CDO Issuer 2007 First Waiver Letter, the “CDO Issuer 2007 Waiver Letters”).

2.	With respect to CDO Issuer 2006, (A) an executed direction letter from ****** to ******, in substantially the form of Exhibit H, and (B) an executed consent letter by ******, in substantially the form of Exhibit I (the “CDO Issuer 2006 Consent Letter”).

3.	With respect to CDO Issuer 2006 and CDO Issuer 2007, an executed letter agreement between ****** and Purchaser, in substantially the form of Exhibit J (the “CDO Issuer 2006 and CDO Issuer 2007 CMA Waiver Letter”).

4.	With respect to each CDO Issuer, an executed letter agreement among ******, Purchaser and GKKM, in substantially the form of Exhibit K (the “CDO Issuers Letter Agreement”).

Schedule 1.04(b)

Purchaser’s Closing Deliveries

1.	With respect to CDO Issuer 2005, an executed letter agreement between ************ and Purchaser, in the form reasonably acceptable to the parties thereto (the “CDO Issuer 2005 Consent Letter”).

Schedule 2.03

Consents and Filings

None.

Schedule 3.01

CDO Agreements

Schedule 3.01(a)(i)

1.	Collateral Management Agreement, dated as of July 14, 2005, between CDO Issuer 2005 and GKKM

2.	Collateral Management Agreement, dated as of August 24, 2006, between CDO Issuer 2006 and GKKM

3.	Collateral Management Agreement, dated as of August 8, 2007, between CDO Issuer 2007 and GKKM (“2007 CMA”)

4.	Letter from ****** to GKKM, dated as of June 16, 2010, regarding the resolution of certain dispute.

5.	Letter from ****** to ******, dated as of March 15, 2012, regarding CDO Issuer 2007.

6.	Letter from ****** to Wells Fargo Bank, N.A., dated as of March 22, 2012, regarding CDO Issuer 2007.

7.	Letter from ****** to Wells Fargo Bank, N.A. dated as of March 26, 2012, regarding CDO Issuer 2007.

8.	Letter from ****** to ******, dated as of August 23, 2012, regarding CDO Issuer 2007.

9.	Letter from ****** to Wells Fargo Bank, N.A, dated as of August 23, 2012, regarding CDO Issuer 2007.

10.	Letter from ****** to Wells Fargo Bank, N.A., dated as of August 24, 2012, regarding CDO Issuer 2007.

Schedule 3.01(a)(ii)

1.	Indenture, dated as of July 14, 2005, as amended and supplemented by the First Supplemental Indenture, dated as of August 14, 2007, among CDO Issuer 2005, CDO Co-Issuer 2005, GKKL and Wells Fargo Bank, N.A.

2.	Indenture, dated as of August 24, 2006, as amended and supplemented by the First Supplemental Indenture, dated as of September 26, 2007, the Second Supplemental Indenture dated as of August 5, 2008, and the Indenture Amendment, dated as of October 28, 2010, among CDO Issuer 2006, CDO Co-Issuer 2006, GKKL and Wells Fargo Bank, N.A.

3.	Indenture, dated as of August 8, 2007, among CDO Issuer 2007, CDO Co-Issuer 2007, GKKL and Wells Fargo Bank, N.A (“2007 Indenture”).

4.	Letter from ****** to ******, dated as of March 15, 2012, regarding CDO Issuer 2007.

5.	Letter from ****** to Wells Fargo Bank, N.A., dated as of March 22, 2012, regarding CDO Issuer 2007.

6.	Letter from ****** to Wells Fargo Bank, N.A. dated as of March 26, 2012, regarding CDO Issuer 2007.

7.	Letter from ****** to ******, dated as of August 23, 2012, regarding CDO Issuer 2007.

8.	Letter from ****** to Wells Fargo Bank, N.A, dated as of August 23, 2012, regarding CDO Issuer 2007.

9.	Letter from ****** to Wells Fargo Bank, N.A., dated as of August 24, 2012, regarding CDO Issuer 2007.

10.	Letter from Moody’s Investor Services to CDO Issuer 2006 and CDO Co-Issuer 2006, dated as of March 8, 2010, providing confirmation regarding interest rate cap transaction.

11.	Letter from S&P to Wells Fargo Bank, N.A. and CDO Issuer 2006, dated as of March 1, 2010, providing confirmation regarding interest rate cap transaction.

Schedule 3.01(a)(iii)

1.	Amended and Restated Servicing Agreement, dated as of June 1, 2009, among GKKM, CDO Issuer 2005, CDO Co-Issuer 2005, Situs, GKKL and Wells Fargo Bank, N.A., as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010, among GKKM, CDO Issuers, CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.[5]

2.	Amended and Restated Servicing Agreement, dated as of June 1, 2009, among GKKM, CDO Issuer 2006, CDO Co-Issuer 2006, Situs, GKKL and Wells Fargo Bank, N.A., as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010, among GKKM, CDO Issuers, CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.[5]

3.	Amended and Restated Servicing Agreement, dated as of June 1, 2009, among GKKM, CDO Issuer 2007, CDO Co-Issuer 2007, Situs, GKKL and Wells Fargo Bank, N.A., as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010, among GKKM, CDO Issuers, CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.[5]

5 Each of these agreements will, on or prior to Closing, be supplemented by a letter agreement executed between the parties to these agreements regarding revised schedules to each of the Amended and Restated Servicing Agreements.

4.	Special Servicing Agreement, dated as of May 8, 2009, as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010 and the Second Amendment to the Special Servicing Agreement dated as of May 30, 2012, among GKKM, the CDO Issuers, the CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.[5]

5.	Sub-Special Servicing Agreement, dated as of May 8, 2009, as amended by the First Amendment to the Sub-Special Servicing Agreement dated as of May 30, 2012, between GLS and Situs[6]

6.	Special Servicing Agreement, dated as of April 24, 2009 among GKKM, GLS, Green Loan Services LLC, as special servicer, SL Green Operating Partnership L.P., GIT and Gramercy Capital Corp., as supplemented by a letter agreement, dated as of March 29, 2011, among GLS and Green Loan Services LLC, a letter agreement, dated as of August 9, 2011, among GLS, SLG Gramercy Services LLC and Green Loan Services LLC, and a letter agreement, dated as of November 10, 2011, among GKKM, GLS, GIT, Gramercy Capital Corp., Green Loan Services LLC and SL Green Operating Partnership L.P.[7]

Schedule 3.01(a)(iv)

1.	ISDA Master Agreement, the Schedule thereto, and the Credit Support Annex to the Schedule, each dated as of July 14, 2005, between Wachovia Bank, N.A. (“Wachovia”) and CDO Issuer 2005, and each Confirmation dated November 30, 2007, February 11, 2008, August 18, 2008, October 21, 2008 between Wachovia and CDO Issuer 2005

2.	ISDA Master Agreement, the Schedule thereto, and the Credit Support Annex, each dated as of June 14, 2011, between The Bank of New York Mellon (“BNY Mellon”) and CDO Issuer 2005, and the Confirmation dated June 14, 2011, between BNY Mellon and CDO Issuer 2005

3.	ISDA Master Agreement, the Schedule thereto, and the Credit Support Annex to the Schedule, each dated as of August 24, 2006, between Wachovia and CDO Issuer 2006, and each Confirmation dated February 7, 2008 and October 21, 2008 between Wachovia and CDO Issuer 2006

4.	ISDA Master Agreement and the Schedule thereto, each dated as of March 4, 2010, between BNY Mellon and CDO Issuer 2006, and each Confirmation dated March 4, 2010, June 17, 2010, October 26, 2010, December 17, 2010, June 14, 2011 and July 14, 2011, between BNY Mellon and CDO Issuer 2006

6 This agreement will be terminated on or prior to Closing pursuant to the Sub-Special Servicing Termination Letter.

7 This agreement will be terminated on or prior to Closing pursuant to the Green Termination Agreement.

5.	ISDA Master Agreement, the Schedule thereto, the Credit Support Annex to the Schedule, each dated as of August 8, 2007, between Wachovia and CDO Issuer 2007, and three Confirmations dated August 8, 2007, between Wachovia and CDO Issuer 2007

Schedule 3.01(a)(v)

6.	Preferred Shares Paying Agency Agreement, dated as of July 14, 2005, among the CDO Issuer 2005 and Wells Fargo Bank, N.A.

7.	Securities Accounts Control Agreement, dated as of July 14, 2005, among the CDO Issuer 2005, Wells Fargo Bank, N.A., as secured party, and Wells Fargo Bank, N.A., as securities intermediary

8.	Preferred Shares Paying Agency Agreement, dated as of August 24, 2006, among the CDO Issuer 2006 and Wells Fargo Bank, N.A.

9.	Securities Accounts Control Agreement, dated as of August 24, 2006, among the CDO Issuer 2006, Wells Fargo Bank, N.A., as secured party, and Wells Fargo Bank, N.A., as securities intermediary

10.	Preferred Shares Paying Agency Agreement, dated as of August 8, 2007, among the CDO Issuer 2007 and Wells Fargo Bank, N.A.

11.	Securities Accounts Control Agreement, dated as of August 8, 2007, among the CDO Issuer 2007, Wells Fargo Bank, N.A., as secured party, and Wells Fargo Bank, N.A., as securities intermediary

Schedule 3.01(a)(vi)

None.

Schedule 3.01(b)

The Par Value Test for the 2007 CDO is below the applicable threshold set forth in the 2007 CMA and 2007 Indenture; however this is subject to the waiver letters for CDO Issuer 2007, listed in Schedule 3.01(a)(i).

The monthly Trustee Reports for each CDO Issuer enumerate certain tests, and indicate that certain of those tests have been failed.

The Sub-Special Servicing Agreement will be terminated on or prior to Closing pursuant to the Sub-Special Servicing Termination Letter.

The Green Special Servicing Agreement will be terminated on or prior to Closing pursuant to the Green Termination Agreement.

Schedule 3.01(c)

Letter from Tricadia to Wells Fargo Bank, N.A. dated as of August 5, 2011, asserting non-compliance with the provisions of the CDO Indenture for CDO Issuer 2007.

Letter from Torchlight Investors to Wells Fargo Bank, N.A. and GKKM, dated as of August 11, 2011 asserting violation of the CDO Indenture for CDO Issuer 2005, and response letter by GKKM to Torchlight Investors, dated as of August 18, 2011, clarifying misunderstanding.

Schedule 3.01(d)

2005 CDO redemption pursuant to an Issuer Order dated November 22, 2011, referring to an Abandonment Letter dated November 22, 2011 from GIT as the abandoning holder.

2006 CDO redemption pursuant to an Issuer Order dated September 14, 2011, referring to an Abandonment Letter dated September 14, 2011 from GIT as the abandoning holder.

Class C, D, E, F and G notes of CDO Issuer 2006 were delisted from the Irish Stock Exchange on September 28, 2011 in connection with the above 2006 CDO redemption.

Schedule 3.01(e)

The Par Value Test for the 2007 CDO is below the applicable threshold set forth in the 2007 CMA and 2007 Indenture; however this is subject to the waiver letters for CDO Issuer 2007, listed in Schedule 3.01(a)(i).

The monthly Trustee Reports for each CDO Issuer enumerate certain tests, and indicate that certain of those tests have been failed.

Schedule 3.02

REO Holdcos

Schedule 3.02(i) and (ii)

REO Holdco	REO Property

GKK Roddy Ranch Owner GP LLC[8]	Roddy Ranch, Antioch, California

GKK Roddy Ranch Owner LP8	Roddy Ranch, Antioch, California

GKK Fiesta de Vida Owner GP LLC	Fiesta de Vida, Indio, California

GKK Fiesta de Vida Owner LP	Fiesta de Vida, Indio, California

GKK Arden Member LLC[9]

GKK Arden Member LLC owns a non-controlling interest in a joint venture entity that indirectly holds the following listed properties:

Carmel Valley Centre, San Diego, California

Legacy Creekside, San Diego, California

Three Governor, San Diego, California

Bernardo Regency, San Diego, California

Foremost Professional Plaza, San Diego, California

Fountain Valley Plaza, Fountain Valley, California

Fountain Valley City Center, Fountain Valley, California

299 North Euclid Avenue, Pasadena, California

Center Promenade, Venture, California

1000 Town Center, Oxnard, California

Solar Business Center, Oxnard, California

Camarillo Business Center, Camarillo, California

Conejo Business Center, Thousand Oaks, California

Plaza Center, Pasadena, California

Broadway Plaza, Glendale, California

8 The property owned by these entities is currently subject to a Purchase and Sale Agreement and is expected to be sold prior to Closing.

9 The equity interests in this entity are currently subject to a Purchase and Sale Agreement and are expected to be sold prior to Closing.

Calabasas Tech Center, Calabasas, California

LA Corporate Center, Monterey Park, California

Gateway Towers, Los Angeles, California

Pacific Gateway II, Los Angeles, California

Skyview Center, Los Angeles, California

South Bay Center, Los Angeles, California

Bristol Plaza, Culver City, California

1950 Sawtelle Boulevard, Los Angeles, California

11075 Santa Monica Boulevard, Los Angeles, California

Century Park Center, Los Angeles, California

Beverley Atrium, Beverly Hills, California

Wilshire-Harvard Plaza, Santa Monica, California

2800 28th Street, Santa Monica, California

Clarendon Crest, Woodland Hills, California

Noble Professional Center, Sherman Oaks, California

Sunset Pointe Plaza, Stevenson Ranch, California

GKK Coyote Owner GP LLC	Coyote Valley Research Park, San Jose, California

GKK Coyote Owner LP	Coyote Valley Research Park, San Jose, California

GWF II SPE LLC	GWF II SPE LLC owns a non-controlling interest in a joint venture entity that indirectly holds the following property: LVH Hotel & Casino, Las Vegas, Nevada

GKK Jewelry Center Owner LLC	GKK Jewelry Center Owner LLC is a non-controlling member of the entity that holds the following property: International Jewelry Center, Los Angeles, California

AFR Equity Holdings LLC

AFR Equity Holdings LLC indirectly holds the following listed properties:

5300 S. US Highway 19-92, Casselberry, Florida

6445 Massachusetts Avenue, New Port Richey, Florida

2841 Main Street, Snellville, Georgia

130 N Ridgewood Ave, Daytona Beach, Florida

2494 Bayshore Blvd, Dunedin, Florida

50 W 3rd Street, Mount Carmel, Pennsylvania

43 E Main Street, Norristown, Pennsylvania

4574 South Amherst Highway, Madison Heights, Virginia

900 Mall Loop Road, High Point, North Carolina

676 SW Morgantown Blvd, Lenoir, North Carolina

220 S Broad St, Woodbury, New Jersey

1501 Market St, Linwood, Pennsylvania

445 Main Street, Goodwater, Alabama

6615 Arlington Expressway, Jacksonville, Florida

1004 N. Edgewood Avenue, Jacksonville, Florida

211 Hamilton Avenue, Bremen, Georgia

13307 Warwick Blvd, Newport News, Virginia

2921 Airport Thruway, Columbus, Georgia

81 Main Street, Dobbs Ferry, New York

3535 US Highway 19 North, New Port Richey, Florida

Whiteface Makalei Equity Holdings LLC	Whiteface Makalei Equity Holdings LLC indirectly holds the following listed properties: The Whiteface Lodge, 7 White Face Inn Lane, Lake Placid, New York Makalei Golf Club, Kailua-Kona, Hawaii

Each REO Holdco either owns or, pursuant to an agreement with a third party, has the right to use, certain furniture, fixtures and equipment related to the above-listed REO Properties.

Each REO Holdco has also entered into various agreements with third parties regarding property used, or services provided, in the operation, management, sale or liquidation of the above-listed REO Properties.

In addition, one or more REO Holdcos either have entered into or may, prior to Closing and after providing the notice contemplated by Section 5.04(d) of the Agreement, enter into agreements relating to the sale of some or all of the REO Properties held by such REO Holdco.

Schedule 3.02(iii)

Refer to document attached at the end of these Schedules titled “LSAM Tracking Sheet”.

Schedule 3.03

Other Related CDO Assets

Loan Participations

Holder	Asset

GIT	Title to the loan that is evidenced by the AFR Portfolio A Note[10]

GIT	Title to the loan that is evidenced by the First States Investors Portfolio Note

GIT	Title to the loan that is evidenced by the San Mateo Exec Park A Note

GIT	Title to the loan that is evidenced by the West Shore Plaza Note

GIT	Title to the loan that is evidenced by the Promenade Shops at Saucon Valley Note

GIT	Title to Willis Tower Note A-2B, Note A-3B and Note B

GIT	Title to the loan that is evidenced by the Jemal 7th and L Street Note

GIT	Class A participation interest under the Participation and Servicing Agreement dated as of April 16, 2010, between GIT and GIT, as assigned, with respect to the Promenade Shops at Saucon Valley Note

GIT	Class A participation interest under the Participation and Servicing Agreement dated as of July 16, 2009, between GIT and GIT, as assigned and amended, with respect to the Jemal 7th and L Street Note

Gramercy Warehouse Funding I LLC	Title to the loan that is evidenced by the 26 Broadway A1 Note

10 Note that the AFR asset is now an REO entity due to an assignment-in-lieu.

Gramercy Warehouse Funding I LLC	Title to the loan that is evidenced by the MF Polo Glen A Note

Gramercy Warehouse Funding I LLC	Title to the loan that is evidenced by the MF Hamptons A Note

Gramercy Warehouse Funding I LLC	Title to the loan that is evidenced by the MF Crosswynde A Note

Gramercy Warehouse Funding I LLC	Class A-1 participation interest under the Participation and Servicing Agreement dated as of March 30, 2007, between Gramercy Warehouse Funding I LLC and Wachovia Bank, N.A., as assigned and amended, with respect to the 26 Broadway A1 Note

Gramercy Warehouse Funding I LLC	Class A participation interest under the Participation and Servicing Agreement dated as of December 20, 2006, between Gramercy Warehouse Funding I LLC and Gramercy Warehouse Funding I LLC, as assigned, with respect to the MF Polo Glen A Note

Gramercy Warehouse Funding I LLC	Class A participation interest under the Participation and Servicing Agreement dated as of December 20, 2006, between Gramercy Warehouse Funding I LLC and Gramercy Warehouse Funding I LLC, as assigned, with respect to the MF Hamptons A Note

Gramercy Warehouse Funding I LLC	Class A participation interest under the Participation and Servicing Agreement dated as of December 20, 2006, between Gramercy Warehouse Funding I LLC and Gramercy Warehouse Funding I LLC, as assigned, with respect to the MF Crosswynde A Note

Gramercy Warehouse Funding II LLC	Title to the loan that is evidenced by the Bascom A1 Note

Gramercy Warehouse Funding II LLC	Title to the loan that is evidenced by the Betsy Ross Hotel A Note

Gramercy Warehouse Funding II LLC	Title to the loan that is evidenced by the 185 Admiral Cochrane A Note

Gramercy Warehouse Funding II LLC	Class A-2 participation interest under the Participation Agreement dated as of June 29, 2006, between Gramercy Warehouse Funding II LLC, Gramercy Warehouse Funding II LLC and Redwood Capital Finance Company LLC, as assigned, with respect to the Bascom A1 Note

Gramercy Warehouse Funding II LLC	Advance participation interest under the Participation and Servicing Agreement dated as of September 22, 2006, between Gramercy Warehouse Funding II LLC and Gramercy Warehouse Funding II LLC, as assigned, with respect to the Betsy Ross Hotel A Note

GKK DC Lender LLC	Title to the loan that is evidenced by the Jemal Woodies Note

GKK DC Lender LLC	Class A participation interest under the Participation and Servicing Agreement dated as of April 28, 2009, between GKK DC Lender LLC and GKK DC Lender LLC, as assigned, with respect to the Jemal Woodies Note

Money Judgments

Judgment Holder	Judgment Details

GIT

Judgment Amount: $12,778,616.11 (plus post judgment interest at the annual rate of 14.5% compounded monthly)

Judgment Against: Douglas A. Dragoo and Elizabeth W. Dragoo (husband and wife)

Court: Superior Court of Arizona, Maricopa County

Judgment Date: May 24, 2010

GIT

Judgment Amount: $33,537,994.65

Judgment Against: Lakemount Homes Incorporated; Lakemount Homes Nevada, Inc.; Lakemount Communities, LLC and Lakemount Communities Nevada LLC (two of the guarantors are domiciled in California and two are domiciled in Nevada)

Court: Superior Court of the State of California, County of Riverside, Indio Branch (domesticated as a foreign judgment in the Second Judicial Circuit of the State of Nevada in and for the County of Washoe)

Judgment Date: Foreign judgment was filed and served (on the Nevada defendants) on July 9, 2010 and authorized on August 11, 2010

GIT

Judgment Amount: $77,678,707.23 (as of the petition date). The original judgment was for $100,387,281.88. The judgment was reduced by sale of note and property in the amount $22,021,699.44

Judgment Against: Lourdes Zaczac and

Georgi Zaczac, Sr. (husband and wife)

Court: 11th Judicial Circuit, Miami-Dade County, Florida

Judgment Date: August 21, 2008

GKK Hotel Niagara Owner LLC

Judgment Amount: $15,684,311.98

Judgment Against: NS Partners LLC, James W. Henrie and Michael B. McBride

Court: Supreme Court of the County of Niagara, New York

Judgment Date: granted on December 22, 2011 and filed with the court on January 10, 2012

Schedule 3.05

Collateral Management

Schedule 3.05(a)

Letter from Tricadia to Wells Fargo Bank, N.A. dated as of August 5, 2011, asserting non-compliance with the provisions of the CDO Indenture for CDO Issuer 2007.

Letter from Torchlight Investors to Wells Fargo Bank, N.A. and GKKM, dated as of August 11, 2011 asserting violation of the CDO Indenture for CDO Issuer 2005, and response letter by GKKM to Torchlight Investors, dated as of August 18, 2011, clarifying misunderstanding.

The Par Value Test for the 2007 CDO is below the applicable threshold set forth in the 2007 CMA and 2007 Indenture; however this is subject to the waiver letters for CDO Issuer 2007, listed in Schedule 3.01(a)(i).

If any CDO Issuer fails to pay interest on any of the Secured CDO Notes, this would constitute an “Event of Default” under the applicable CDO Indenture.

The monthly Trustee Reports for each CDO Issuer enumerate certain tests, and indicate that certain of those tests have been failed.

Schedule 3.05(b)

None.

Schedule 3.05(c)

Management fees have accrued to GKKM since the last payment date under the Existing Collateral Management Agreements (being January 25 for 2005 CDO and 2006 CDO, and November 15 for 2007 CDO).

Schedule 3.06

Servicing, Advancing and Related Matters

Schedule 3.06(a)(A)(i) and (ii)

Refer to document attached at the end of these Schedules titled “Gramercy Capital Corp. – Servicing Advances Schedule”.

Situs is currently holding $8.6 million in escrow from the payoff of the Atlantic Yards loan. Pursuant to a settlement agreement currently under negotiation between GLS and C-III, dealing with the reimbursement of certain expenses and advances incurred by GLS on behalf of the Jameson Loan participants, a portion of this amount will be used to reimburse GLS for certain servicing advances made in connection with the Jameson Loan. GLS is not assigning or otherwise transferring its right to such escrow nor its right to receive such reimbursement under the Agreement.

Schedule 3.06(a)(A)(iii)

None.

Schedule 3.06(a)(B)

1.	Collateral Management Agreement, dated as of July 14, 2005, between CDO Issuer 2005 and GKKM

2.	Amended and Restated Servicing Agreement, dated as of June 1, 2009, among GKKM, CDO Issuer 2005, CDO Co-Issuer 2005, Situs, GKKL and Wells Fargo Bank, N.A., as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010, among GKKM, CDO Issuers, CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.

3.	Collateral Management Agreement, dated as of August 24, 2006, between CDO Issuer 2006 and GKKM

4.	Amended and Restated Servicing Agreement, dated as of June 1, 2009, among GKKM, CDO Issuer 2006, CDO Co-Issuer 2006, Situs, GKKL and Wells Fargo Bank, N.A., as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010, among GKKM, CDO Issuers, CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.

5.	Collateral Management Agreement, dated as of August 8, 2007, between CDO Issuer 2007 and GKKM

6.	Amended and Restated Servicing Agreement, dated as of June 1, 2009, among GKKM, CDO Issuer 2007, CDO Co-Issuer 2007, Situs, GKKL and Wells Fargo Bank, N.A., as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010, among GKKM, CDO Issuers, CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.

7.	Special Servicing Agreement, dated as of May 8, 2009, as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010 and the Second Amendment to the Special Servicing Agreement dated as of May 30, 2012, among GKKM, the CDO Issuers, the CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.

8.	Special Servicing Agreement, dated as of April 24, 2009 among GKKM, GLS, Green Loan Services LLC, as special servicer, SL Green Operating Partnership L.P., GIT and Gramercy Capital Corp., as supplemented by a letter agreement, dated as of March 29, 2011, among GLS and Green Loan Services LLC, a letter agreement, dated as of August 9, 2011, among GLS, SLG Gramercy Services LLC and Green Loan Services LLC, and a letter agreement, dated as of November 10, 2011, among GKKM, GLS, GIT, Gramercy Capital Corp., Green Loan Services LLC and SL Green Operating Partnership L.P.

Schedule 3.06(a)(x)

Refer to Schedule 3.06(a)(A)(i) and (ii).

Schedule 3.06(a)(y)

1.	SL Green Operating Partnership L.P. is currently entitled to receive fees for servicing the assets owned or held by Broadway 26 Waterview LLC pursuant to the Green Special Servicing Agreement. This arrangement will be terminated on or prior to Closing pursuant to the Green Termination Agreement.

2.	SL Green Operating Partnership L.P. is entitled to receive fees for servicing the assets owned or held by GKK Arden Member LLC pursuant to the Amended and Restated Limited Liability Company Agreement of Angels SoCal Office LLC dated as of September 28, 2012.

3.	Archon Group L.P. is entitled to receive fees for accounting and servicing the assets owned or held by GWF II SPE LLC (Las Vegas Hotel) pursuant to the Limited Liability Company Agreement of 3000 Paradise Road Holdco LLC dated as of October 26, 2012.

Schedule 3.06(b)(A)

None.

Schedule 3.06(b)(B)

None.

Schedule 3.06(b)(C)

Refer to document attached at the end of these Schedules titled “Gramercy Capital Corp. – Servicing Advances Schedule”.

Schedule 3.06(b)(D)

None.

Schedule 3.09

Proceedings; Judgments

1.	ColFin JIH Funding, LLC et ano v. Gramercy Warehouse Funding I LLC et ano, Index No. 652252/2011.

2.	ColFin JIH Funding, LLC et ano v. JER/Jameson Mezz Borrower II LLC et al., Index No. 652795/2011.

3.	JER Financial Products III, LLC v. ColFin JIH Funding, LLC et ano, Index No. 652981/2011;

4.	U.S. Bank, N.A., as Trustee for Registered Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-WHALE 7, by and through its attorney-in-fact, Wells Fargo Bank, N.A. v. JER Financial Products III, LLC, Index No. 653064/2011.

5.	U.S. Bank National Association, as Trustee for Registered Holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-WHALE 7, by and through its attorneys in fact, Wells Fargo Bank, N.A. v. Gramercy Warehouse Funding I LLC et ano, Index No. 653650/2011.

6.	Gramercy Warehouse Funding I LLC et ano v. JER Financial Products III, LLC v. James Gregory III et ano, Index No. 650810/2012.

7.	Gramercy Warehouse Funding I LLC et ano v. ColFin JIH Funding LLC et al., No. 11 Civ. 9715 (S.D.N.Y.).

A global settlement agreement has been consummated by all parties to the above-listed Jameson proceedings, with mutual releases exchanged upon funding, which occurred on January 14, 2013, with stipulations of discontinuance filed on January 15, 2013.

A supplemental settlement agreement is currently under negotiation between GLS and C-III, dealing with the reimbursement of certain expenses and advances incurred by GLS on behalf of the Jameson Loan participants, and the disbursement of approximately $8.6 million being held in escrow by Situs. Funds due to GLS from CDO Issuer 2005 and CDO Issuer 2006 in connection with the Jameson Loan were received on January 25, 2013.

Schedule 3.11

Disclosure of Certain Documents

1.	Collateral Management Agreement, dated as of July 14, 2005, between CDO Issuer 2005 and GKKM

2.	Amended and Restated Servicing Agreement, dated as of June 1, 2009, among GKKM, CDO Issuer 2005, CDO Co-Issuer 2005, Situs, GKKL and Wells Fargo Bank, N.A., as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010, among GKKM, CDO Issuers, CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.

3.	Collateral Management Agreement, dated as of August 24, 2006, between CDO Issuer 2006 and GKKM

4.	Amended and Restated Servicing Agreement, dated as of June 1, 2009, among GKKM, CDO Issuer 2006, CDO Co-Issuer 2006, Situs, GKKL and Wells Fargo Bank, N.A., as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010, among GKKM, CDO Issuers, CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.

5.	Collateral Management Agreement, dated as of August 8, 2007, between CDO Issuer 2007 and GKKM

6.	Amended and Restated Servicing Agreement, dated as of June 1, 2009, among GKKM, CDO Issuer 2007, CDO Co-Issuer 2007, Situs, GKKL and Wells Fargo Bank, N.A., as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010, among GKKM, CDO Issuers, CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.

7.	Special Servicing Agreement, dated as of May 8, 2009, as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010 and the Second Amendment to the Special Servicing Agreement dated as of May 30, 2012, among GKKM, the CDO Issuers, the CDO Co-Issuers, Situs, GKKL and Wells Fargo Bank, N.A.

8.	Special Servicing Agreement, dated as of April 24, 2009 among GKKM, GLS, Green Loan Services LLC, as special servicer, SL Green Operating Partnership L.P., GIT and Gramercy Capital Corp., as supplemented by a letter agreement, dated as of March 29, 2011, among GLS and Green Loan Services LLC, a letter agreement, dated as of August 9, 2011, among GLS, SLG Gramercy Services LLC and Green Loan Services LLC, and a letter agreement, dated as of November 10, 2011, among GKKM, GLS, GIT, Gramercy Capital Corp., Green Loan Services LLC and SL Green Operating Partnership L.P.

9.	Second Amended and Restated Participation and Servicing Agreement, dated as of May 6, 2010, between GIT, Wells Fargo Bank, N.A. as trustee for CDO 2005, Wells Fargo Bank, N.A. as trustee for CDO 2006 and Gramercy Warehouse Funding II LLC, with respect to the San Mateo Exec Park loan

10.	Participation and Servicing Agreement, dated as of March 30, 2007, between Gramercy Warehouse Funding I LLC and Wachovia Bank, N.A., with respect to the 26 Broadway loan

11.	Trust, Participation and Servicing Agreement, dated as of June 29, 2006, between Gramercy Warehouse Funding II LLC and Redwood Capital Finance Company LLC, with respect to the Church Street Plaza loan

12.	Participation and Servicing Agreement, dated as of September 11, 2008, between GIT and GIT, with respect to the First States Investors loan

13.	Participation and Servicing Agreement, dated as of April 16, 2010, between GIT and GIT, with respect to the Promenade Shops at Saucon Valley loan

14.	Participation and Servicing Agreement, dated as of March 28, 2008, between GIT, Wells Fargo Bank, N.A. as trustee for CDO 2005 and Wells Fargo Bank, N.A. as trustee for CDO 2006, with respect to the AFR Portfolio loan[11]

15.	Second Amended and Restated Participation and Servicing Agreement, dated as of December 17, 2010, between GIT, Wells Fargo Bank, N.A. as trustee for CDO 2005 and Wells Fargo Bank, N.A. as trustee for CDO 2006, with respect to West Shore Plaza

16.	Participation and Servicing Agreement, dated as of July 16, 2009, between GIT and GIT, with respect to the Jemal 7th and L Street loan

17.	Intercreditor Agreement, dated as of February 28, 2006, between CIBC, Inc. and Gramercy Warehouse Funding I LLC, with respect to the Metro Corporate Center loan

18.	Pooling and Servicing Agreement, dated as of March 16, 2006, between J.P. Morgan Chase Commercial Mortgage Securities Corp., GMAC Commercial Mortgage Corporation, Midland Loan Services, Inc. and LaSalle Bank, N.A, with respect to the Metro Corporate Center loan

19.	Intercreditor Agreement, dated as of August 1, 2006, between Wachovia Bank, N.A. and Gramercy Warehouse Funding I LLC, with respect to the 500-512 Seventh Avenue loan

20.	Pooling and Servicing Agreement, dated as of August 1, 2006, between Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, N.A., LNR Partners, Inc. and Wells Fargo Bank N.A., with respect to the 500-512 Seventh Avenue loan

21.	Pooling and Servicing Agreement, dated as of October 1, 2006, between Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, N.A., CWCapital Asset Management LLC, Wells Fargo Bank N.A. and U.S. Bank N.A., with respect to the 500-512 Seventh Avenue loan

11 Note that the AFR asset is now an REO entity due to an assignment-in-lieu.

22.	Participation and Servicing Agreement, dated as of December 20, 2006, between Gramercy Warehouse Funding I LLC and Gramercy Warehouse Funding I LLC, with respect to the MF Polo Glen LLC loan

23.	Participation and Servicing Agreement, dated as of December 20, 2006, between Gramercy Warehouse Funding I LLC and Gramercy Warehouse Funding I LLC, with respect to the MF Hamptons LLC loan

24.	Participation and Servicing Agreement, dated as of December 20, 2006, between Gramercy Warehouse Funding I LLC and Gramercy Warehouse Funding I LLC, with respect to the MF Crosswynde LLC loan

25.	Participation and Servicing Agreement, dated as of September 22, 2006, between Gramercy Warehouse Funding II LLC and Gramercy Warehouse Funding II LLC, with respect to the Betsy Ross loan

26.	Participation and Servicing Agreement, dated as of April 28, 2009, between GKK DC Lender LLC and GKK DC Lender LLC, with respect to the Jemal Woodies loan

27.	Participation and Servicing Agreement, dated as of August 27, 2007, between Gramercy Warehouse Funding II LLC and Gramercy Warehouse Funding II LLC, with respect to the 185 Admiral Cochrane loan

28.	Co-Lender Agreement, dated as of April 11, 2007, between UBS Real Estate Investments Inc., UBS Real Estate Investments Inc. and UBS Real Estate Investments Inc., with respect to the Willis Tower loan

29.	Pooling and Servicing Agreement, dated as of April 11, 2007, between Structured Asset Securities Corporation II, Wachovia Bank, N.A., LNR Partners, Inc. and LaSalle Bank, N.A., with respect to the Willis Tower loan

Gramercy Capital Corp.
Servicing Advances Schedule

as of 1/30/2013

Deal Name	CDO1 Advances Outstanding	CDO 1 Interest on Advances (1)	CDO2 Advances Outstanding	CDO 2 Interest on Advances (1)	CDO3 Advances Outstanding	CDO3 Interest on Advances (1)	GRAMERCY REIT Share of Advances	CDO & GKK Total Advances
Arden REO	$-	$-	$12,594	$55	$-	$-	$-	$12,649
AFR Portfolio	-		104,845	537				105,382
Fiesta De Vida	-	-	795,455	61,826	-	-	21,825	879,106
Roddy Ranch	4,282,972	269,663	-	-	-	-	65,032	4,617,667
Coyote	1,233,105	27,214	-	-	-	-	-	1,260,319
LVH	2,683,533	38,617	4,104,173	58,425	-	-	-	6,884,747
CDO 2007-1 Advancing Agent	-	-	-	-	338,645	-	-	338,645
Total	$8,199,610	$335,494	$5,017,066	$120,843	$338,645	$-	$86,857	$14,098,515

(1) Interest on Advances calculated from estimated payment date to 1/30/2013. Interest accrues at Prime Rate per Annum

LSAM TRACKING SHEET
1/30/2013

		Leases		Contracts		Loan	Extraordinary Releases	Other
Asset ID	Name	New	Amendments	New	Amendments	Modifications		Documents
A000070	Sheraton Hotel Orlando
B000014	SunCal 2nd lien
B000035	SunCal 3rd lien
A000064	Niagara Falls Plaza Guaranty
M000008	Jameson Hotel Portfolio- Collection Efforts
M000016	Jameson Hotel Portfolio- Collection Efforts
M000032	JER Longhouse							Stub Interest owed Westmont - wire transfer processed
M000012	Stuyvesant Town
A000081	Jewelry Center
RAa0013	Coral Cove Florida REO				Contract extended to 12/20/12. Expected to be extended again with a tenative closing date of 12/27/12			Property Sale Closed on 12/27/12.
A000072	Fiesta De Vida REO							RE Taxes paid
A000037	Roddy Ranch REO							RE Taxes paid - Entered into Contract for sale of asset.
PSA - Credit Memo - situs approal letter
A000044	Williams Gateway REO							Sold
A000017	Coyote REO							RE Taxes paid
A000014	Bellemead JV		1 Independence Way approval of Clive Samuels sub-let to Energy Squared through lease maturity 9/30/2013
Amendment to Purchase and Sale Agreement - Closing date changed from November 30th to December 14th
Sale to Normady Closed 12/18/12
POST CLOSING FOLLOW-UP: (i) Normandy to calc and deliver 2012 tenant CAM reimbursements (est. $13,000), (ii) 2102 tenant real estate tax reimbursement (est $33,000), and (iii) Mack-Cali to deliver property casualty insurance refund
A000028	LVH (formerly Las Vegas Hilton)
Servicing - Termination, Liquidation Fee, Advance Letter Fully Executed
2013 Budgets
3000 PR Financial Statememts
November 2012 capital additions for 3000 Paradise
3000 PR cash balance as of 12/13/12
LVH Gaming Bond Indemnity 1/4/13
3000 PR YE 2012 Financials
Crescent Heights MIPA received 1/22/13
Casino Operations Lease Amendment Executed 1/24/13
A000083	Philly Sports Club					Loan extended one month to 12/11/12 to facilitate a refinance. Loan matured and was paid off on 12/18/12 with default interest & late fees
E000011	Arden- Cabi Portfolio REO							Entered into contract to sell the REO interest.
A000033	Metro Corporate Center							Loan went into default 9/6/12, the NOD was filed and recorded on 11/16/2012 by Midland - Motion for receiver denied. Midland is continuing foreclosure process. This Loan is subject to an inter-creditor agreement
S000005A	Makalei							Phase 1 ESA 12/12/12
Situs Approval of REO Transaction dated 12/19/12
Independent Advisor Approval 1/10/13
Assignment in Lieu of Foreclosure completed 1/9/13
S000005B	Whiteface Lodge Loan
2013 Hotel Budget
2013 HOA Budget
Phase 1 ESA 12/12/12
Independent Advisor Information Package on REO Transaction
Interval 317/9 Closed 11/7/12
Interval 323/2 Closed 10/4/12
Interval 214/6 Closed 12/18/12
2013 Hotel and HOA Consolidated Budget
November STAR Report
Liquor License Conditional Letter of Approval dated 12/18/12
Situs Approval of REO Transaction dated 12/19/12
Sotheby's Termination 1/9/13
Independent Advisor Approval 1/10/13
Assignment in Lieu of Foreclosure completed 1/9/13
A000073	Embassy Suites Anaheim
A000100	Doubletree Bloomington							Construction Complete - Hotel fully functional. Gramercy evaluating construction closeout. 2013 budget approved.
M000039	ten/10 post		Approval on 11/7/12 of Capital One lease modification to reduce occupied square footage, extend lease, and reduce rental rate					2013 Budget Received and Approved
Executed Lease amendment for Boston Private Financial Holdings (BPFH) received. 149,940sf expiring 2/29/24
A000103	Palm Beach Marriott	10-year lease executed with Cleve Marsh for a 5,935 sf night club space for $120,000 per annum (NNN) w/12-months free-rent						(a) 2013 Budget Received and Approved (b) November 2012 STR Report Received
A000084	San Mateo Executive Park		Three GoPro lease amendments 9/11/12: (1) leasing 9.483 on a month-to-month until Building F becomes available for occupancy; (2) leasing 16,674sf in building A; (3) accelerating occupancy in building F to Jan 15, 2013					2013 Budget Received and Approved 01/24/2013 GoPro lease expansion LOI for 15,818sf , brings leased space to 100% for the Property
B000038	San Mateo Executive Park - B Note
A000084a	San Mateo Executive Park - Accrual							12/26/2012 Borrower Equity Contribution schedule revised
A000015	Betsy Ross Hotel							2013 Budget Approved
A000013	Bay Communities							Borrower Exercised its Extension Option on Nov. 30th 2012 to extend the loan to 12/31/13. 2013 Budget Approved.
A000012	Bascom							Working with Borrower to extend loan.
A000105	aLoft Portfolio							2013 Budget Approved
A000098	Church Street Plaza							2013 Budget Approved
M000038	Jemal Woodies
A000096	Jemal 7th and L Street
A000085	Jemal Note (formerly 185 Admiral Cochrane)
M000019	500-512 Seventh Avenue
7.5-year lease executed with Iconology for 22,806 sf. $35 psf Gross rent w/bumps. Subject to conditions and SNDA
A000074	FCE Skokie
A000093	Coit Central Tower	10-year & 7 month lease executed with CBS Broadcasting for 20,269 sf (Entire top Floor). $16 psf Gross rent w/bumps. Subject to conditions and SNDA.
A000104	East Memphis Marriott
A000104b	East Memphis Marriott - Reserve Note
A000101	Willis Tower - Component A	ShopperTrak for the entire 41st Floor (52,450 sf) starting 9/1/13 for 11.5 years subject to conditions and SNDA
Renewal and extension with Oracle for 45th Floor (53k sf) effective 2/1/13 was approved by Gramercy.

 Exhibit A

Form of Sub-Special Servicing Termination Letter

 Gramercy Loan Services LLC
420 Lexington Avenue, 18th Floor
New York, New York 10170

January 29, 2013

SitusServ L.P.

4665 Southwest Freeway

Houston, Texas 77027

Attn:   Commercial Mortgage Servicing

Fax: (713) 328-4497

Situs Holdings, LLC

2 Embarcadero Center

Suite 1300

San Francisco, California 94111

Attn: Eric Lindner, Executive Managing Director

Fax: (415) 374-2704

Re:  Termination of Sub-Special Servicing Agreement

Ladies and Gentlemen:

Reference is made to the Sub-Special Servicing Agreement, dated as of May 8, 2009, as amended by the First Amendment to the Sub-Special Servicing Agreement dated as of May 30, 2012 (as amended, the “Sub-Special Servicing Agreement”), each between Gramercy Loan Services LLC (the “Sub-Special Servicer”) and SitusServ L.P. (“Situs”). Each capitalized term used but not otherwise defined in this letter has the meaning given to such term in or pursuant to the Sub-Special Servicing Agreement.

As you know, GKK Manager LLC may assign, subject to reaching agreement on certain terms and conditions, certain management duties related to the following three collateralized debt obligation transactions: Gramercy Real Estate CDO 2005-1, Ltd., Gramercy Real Estate CDO 2006-1, Ltd. and Gramercy Real Estate CDO 2007-1, Ltd. (the “Transaction”).

As part of the Transaction, the Sub-Special Servicer desires to terminate its obligations, duties and responsibilities with respect to all the Assets in accordance with Section 6.01(ii) of the Sub-Special Servicing Agreement, and the Sub-Special Servicer hereby provides Situs with written notice thereof. Section 6.01 of the Sub-Special Servicing Agreement provides for thirty (30) days’ written notice to Situs. We hereby request Situs to waive such requirement for thirty (30) days’ written notice by countersigning below, and promptly returning such countersignature to us.

The termination of the Sub-Special Servicer’s obligations, duties and responsibilities under the Sub-Special Servicing Agreement is subject to, and shall be effective as of, the completion of the Transaction, the targeted effective date of which is no later than the second Business Day following the date on which all of the conditions to the Transaction have been satisfied or waived (except for any conditions that by their nature can only be satisfied on the effective date, but subject to the satisfaction or waiver of such conditions) (the “Target Date”).

We remind you that in accordance with Section 6.02(d) of the Sub-Special Servicing Agreement, the Sub-Special Servicer shall be entitled to all Sub-Special Servicer compensation accrued through the effective date of termination of its obligations and rights under the Sub-Special Servicing Agreement (including ongoing Workout Fees), and we reserve our rights in all respects in connection therewith.

We also remind you that in accordance with Section 4.03 of the Sub-Special Servicing Agreement, the indemnification and limitation on liability provisions set forth thereunder survive the termination of the Sub-Special Servicing Agreement and the termination or resignation of Situs under the Special Servicing Agreement and the Sub-Special Servicing Agreement or the Sub-Special Servicer under the Sub-Special Servicing Agreement, and we reserve our rights in all respects in connection therewith. We also reserve our indemnification rights in all respects to the extent set forth in Section 3.01(b) of the Sub-Special Servicing Agreement.

This letter is subject to revocation by the Sub-Special Servicer at any time and for any reason prior to the Target Date of the Transaction.

We look forward to working with you over the course of the next several weeks in order to effect an orderly termination and transition.

Very truly yours,

GRAMERCY LOAN SERVICES LLC

By:
Name:
Title:

Acknowledged and agreed:

SITUSSERV L.P.

By:  Situs Holdings, LLC as successor in interest

By:
Name:
Title:

2

Exhibit B

Form of Amended and Restated CMA

AMENDED AND RESTATED COLLATERAL MANAGEMENT AGREEMENT

This Amended and Restated Collateral Management Agreement, dated as of [●], 2013 (the “Agreement”), is entered into by and between GRAMERCY REAL ESTATE CDO 2005-1, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (together with successors and assigns permitted hereunder, the “Issuer”), and CWCAPITAL INVESTMENTS LLC, a limited liability company organized under the laws of the Commonwealth of Massachusetts (“CWCI” and together with its successors and assigns, the “Collateral Manager”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Indenture, dated as of July 14, 2005 (as amended to the date hereof, the “Indenture”), by and among the Issuer, Gramercy Real Estate CDO 2005-1 LLC, as co-issuer (the “Co-Issuer”), Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”), calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar, and CWCapital Investments LLC, as advancing agent.

WHEREAS, the Issuer appointed GKK Manager LLC (“GKKM”) as the Collateral Manager pursuant to a Collateral Management Agreement, dated as of July 14, 2005 (the “Original CMA”), to perform certain duties and services with respect to the Assets;

WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of the date hereof (the “A&A Agreement”), GKKM has assigned to CWCI all of its rights and obligations as Collateral Manager under the Original CMA, with effect as of the date hereof, pursuant to the terms of the A&A Agreement;

WHEREAS, the Collateral Manager and the Issuer desire to amend and restate the Agreement to make certain limited changes;

WHEREAS, Rating Agency Condition with respect to each Rating Agency has been satisfied in connection with CWCI becoming the Collateral Manager;

WHEREAS, each of the Issuer and the Collateral Manager wishes to enter into this Agreement pursuant to which the Collateral Manager agrees to perform, on behalf of the Issuer, on and after the date hereof, certain duties and services with respect to the Assets in the manner and on the terms set forth herein, and the Collateral Manager has the capacity to provide the services required hereby and is prepared to perform such services upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree to amend and restate the Original CMA and agree as follows:

1.          Management Services. The Collateral Manager is hereby appointed as the Issuer’s exclusive agent to provide to the Issuer certain services in relation to the Assets specified herein and in the Indenture. Accordingly, the Collateral Manager accepts such appointment and shall provide to the Issuer the following services (in accordance with all applicable requirements of the Indenture and this Agreement including without limitation the Collateral Manager Servicing Standard):

(a)        determining specific Collateral Debt Securities to be purchased or Collateral Debt Securities to be sold and the timing of such purchases and sales, in each case as permitted by the Indenture;

(b)        determining specific Eligible Investments to be purchased or sold and the timing of such purchases and sales, in each case as permitted by the Indenture;

(c)        effecting or directing the purchase of Collateral Debt Securities and Eligible Investments, effecting or directing the sale of Collateral Debt Securities and Eligible Investments, and directing the investment or reinvestment of proceeds therefrom, in each case as permitted by the Indenture;

(d)        negotiating with the issuers of Collateral Debt Securities as to proposed modifications or waivers of the documentation governing such Collateral Debt Securities;

(e)        taking action, or advising the Trustee with respect to actions to be taken, with respect to the Issuer’s exercise of any rights (including, without limitation, voting rights, tender rights and rights arising in connection with the bankruptcy or insolvency of an issuer or the consensual or non-judicial restructuring of the debt or equity of an issuer) or remedies in connection with the Collateral Debt Securities and Eligible Investments, as provided in the related Underlying Instruments, including in connection with an Offer or a default, and participating in the committees or other groups formed by creditors of an issuer, or taking any other action with respect to Collateral Debt Securities and Eligible Investments which the Collateral Manager determines in the reasonable exercise of the Collateral Manager’s business judgment is in the best interests of the Noteholders in accordance with and as permitted by the terms of the Indenture;

(f)         consulting with the Rating Agencies at such times as may be reasonably requested by the Rating Agencies and providing to the Rating Agencies any information reasonably requested in connection with the Rating Agencies’ maintenance of their ratings of the Notes and their assigning credit indicators to prospective Collateral Debt Securities, if applicable;

(g)        determining whether specific Collateral Debt Securities are Credit Risk Securities, Defaulted Securities or Written Down Securities and determining whether such Collateral Debt Securities, and any other Collateral Debt Securities that are permitted or required to be sold pursuant to the Indenture, should be sold, and directing the Trustee to effect a disposition of any such Collateral Debt Securities, subject to and in accordance with the Indenture;

(h)        (i) monitoring the Assets on an ongoing basis and (ii) providing or causing to be provided to the Issuer and/or the other applicable parties specified in the Indenture all reports, schedules and certificates which relate to the Assets and which the Issuer is required to prepare and deliver under the Indenture, which are not prepared and delivered by the Trustee on behalf of the Issuer under the Indenture, in the form and containing all information required thereby (including, in the case of the Monthly Reports and the Note Valuation Reports, providing to the Trustee the information as specified in Sections 10.9(c) and 10.9(e) of the Indenture in sufficient time for the Trustee to prepare the Monthly Reports and the Note Valuation Reports) and, if applicable, in sufficient time for the Issuer to review such required reports and schedules and to deliver them to the parties entitled thereto under the Indenture;

(i)         managing the Issuer’s investments in accordance with the Indenture, including the limitations relating to the Eligibility Criteria, the Coverage Tests, the Collateral Quality Tests, the Reinvestment Criteria and the other requirements of the Indenture, and taking any action that the Collateral Manager deems appropriate and consistent with the Indenture, the Collateral Manager Servicing Standard and the standard of care set forth herein with respect to any portion of the Assets that does not constitute Collateral Debt Securities or Eligible Investments;

(j)         monitoring all Hedge Agreements and determining whether and when the Issuer should exercise any rights available under any Hedge Agreement, and causing the Issuer to enter into additional or replacement Hedge Agreements or terminating (in part or in whole) existing Hedge Agreements, in each case in accordance with the Indenture;

(k)        providing notification promptly, in writing, to the Trustee and the Issuer upon receiving actual notice that a Collateral Debt Security is subject to an Offer or has become a Defaulted Security, a Written Down Security or a Credit Risk Security;

(l)         providing notification promptly, in writing, to the Trustee and the Issuer upon becoming actually aware of a Default or an Event of Default under the Indenture;

(m)       determining (subject to the Indenture) whether, in light of the composition of Collateral Debt Securities, general market conditions and other factors considered pertinent by the Collateral Manager, investments in additional Collateral Debt Securities would, at any time during the Reinvestment Period, be either impractical or not beneficial to the Holders of the Preferred Shares;

(n)        if the Collateral Manager elects to amortize the Notes pursuant to and in accordance with Section 9.7 of the Indenture, providing notification, in writing, to the Trustee, the Issuer, the Co-Issuer and each Hedge Counterparty of (A) such election and (B) the amount of proceeds that will be used to so amortize the Notes;

(o)        taking reasonable action on behalf of the Issuer to effect any Optional Redemption, any Tax Redemption, any Auction Call Redemption or any Clean-up Call in accordance with the Indenture;

(p)        on the Stated Maturity of the Notes or in connection with any Optional Redemption, any Tax Redemption, any Auction Call Redemption or any Clean-up Call, liquidating any remaining Hedge Agreements;

(q)        monitoring the ratings of the Collateral Debt Securities and the Issuer’s compliance with the covenants by the Issuer in the Indenture;

(r)         assisting the Issuer in (i) taking any action in order to effect and/or maintain the listing of any of the Notes on the Irish Stock Exchange or (ii) obtaining any waiver from the Irish Stock Exchange, or (iii) providing other information related to the Issuer that is reasonably available to the Collateral Manager, in each case, when specifically requested by the Irish Stock Exchange;

(s)        complying with such other duties and responsibilities as may be specifically required of the Collateral Manager by the Indenture or this Agreement;

(t)         complying in all material respects with the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Issuer;

(u)        in order to render the Securities eligible for resale pursuant to Rule 144A under the Securities Act, while any of such Securities remain outstanding, making available, upon request, to any Holder or prospective purchaser of such Securities, additional information regarding the Issuer and the Assets if such information is reasonably available to the Collateral Manager and constitutes Rule 144A Information required to be furnished by the Issuer pursuant to Section 7.13 of the Indenture, unless the Issuer furnishes information to the United States Securities and Exchange Commission pursuant to Section 13 or Section 15(d) of the Exchange Act;

(v)        upon reasonable request, assisting the Trustee or the Issuer with respect to such actions to be taken after the Closing Date, as is necessary to maintain the clearing and transfer of the Notes through DTC; and

(w)       in accordance with the Collateral Manager Servicing Standard, enforcing the rights of the Issuer as holder of the Collateral Debt Securities, including without limitation taking such action as is necessary to enforce the Issuer’s rights with respect to remedies related to breaches of representations, warranties or covenants in the Underlying Instruments for the benefit of the Issuer.

In furtherance of the foregoing, the Issuer hereby appoints the Collateral Manager the Issuer’s true and lawful agent and attorney-in-fact, with full power of substitution and full authority in the Issuer’s name, place and stead and without any necessary further approval of the Issuer, in connection with the performance of the Collateral Manager’s duties provided for in this Agreement, including the following powers: (i) in accordance with the terms and conditions of the Indenture and this Agreement, to buy, sell, exchange, convert and otherwise trade Collateral Debt Securities and Eligible Investments, and (ii) to execute (under hand, under seal or as a deed) and deliver all necessary and appropriate documents and instruments on behalf of the Issuer to the extent necessary or appropriate to perform the services referred to in (a) through (w) above of this Section 1 and under the Indenture. The foregoing power of attorney is a continuing power, coupled with an interest, and shall remain in full force and effect until revoked by the Issuer in writing by virtue of the termination of this Agreement pursuant to Section 12 hereof or an assignment of this Agreement pursuant to Section 17 hereof; provided that any such revocation shall not affect any transaction initiated prior to such revocation. Nevertheless, if so requested by the Collateral Manager, a purchaser of a Collateral Debt Security or Eligible Investment or a Hedge Counterparty, the Issuer shall ratify and confirm any such sale or other disposition by executing and delivering to the Collateral Manager, such purchaser or such Hedge Counterparty all proper bills of sale, assignments, releases and other instruments as may be designated in any such request.

The Collateral Manager does not hereby guarantee that sufficient funds will be available on each Payment Date to satisfy any such payment obligations. The Collateral Manager shall perform its obligations hereunder and under the Indenture with reasonable care and in good faith, using a degree of skill and attention no less than that which it (a) exercises with respect to comparable assets that it manages for itself and (b) exercises with respect to comparable assets that it manages for others, and in a manner consistent with the practices and procedures then in effect followed by reasonable and prudent institutional managers of national standing relating to assets of the nature and character of the Assets, except as expressly provided in this Agreement or in the Indenture. In addition, the Collateral Manager shall use commercially reasonable efforts to ensure that directions to the Trustee with respect to the purchase of Eligible Investments are made by the Collateral Manager only if, in the Collateral Manager’s commercially reasonable judgment at the time of such direction, payment at settlement in respect of any such purchase could be made without any breach or violation of, or default under, the terms of the Indenture or this Agreement. The Collateral Manager shall comply with and perform all the duties and functions that have been specifically delegated to the Collateral Manager under the Indenture. The Collateral Manager shall be bound to follow any amendment, supplement or modification to the Indenture of which it has received written notice at least ten Business Days prior to the execution and delivery thereof by the parties thereto; provided, however, that, with respect to any amendment, supplement, modification or waiver to the Indenture which may affect the Collateral Manager, the Collateral Manager shall not be bound thereby (and the Issuer agrees that it will not permit any such amendment, supplement, modification or waiver to become effective) unless the Collateral Manager has been given prior written notice thereof and gives its written consent thereto (which consent shall not be unreasonably withheld) to the Trustee and the Issuer prior to the effectiveness thereof.

The Collateral Manager shall take all actions reasonably requested by the Trustee to facilitate the perfection of the Trustee’s security interest in the Assets pursuant to the Indenture.

2.          Delegation of Duties. The Collateral Manager may delegate to third parties (including its Affiliates), which it shall select with reasonable care, and employ third parties to execute any or all of the duties assigned to the Collateral Manager hereunder; provided, however, that (i) the Collateral Manager shall not be relieved of any of its duties hereunder as a result of such delegation to or employment of third parties, (ii) the Collateral Manager shall be solely responsible for the fees and expenses payable to any such third party, except as set forth in Section 6 hereof, and (iii) such delegation does not constitute an “assignment” under the Advisers Act.

3.          Purchase and Sale Transactions; Brokerage.

(a)        The Collateral Manager shall seek to obtain the best overall terms for all orders placed with respect to the Assets, considering all reasonable circumstances, including, if applicable, the conditions or terms of early redemption of the Securities, it being understood that the Collateral Manager has no obligation to obtain the lowest prices available. Subject to the foregoing objective, the Collateral Manager may take into consideration all factors the Collateral Manager reasonably determines to be relevant, including, without limitation, timing, general relevant trends and research and other brokerage services and support equipment and services related thereto furnished to the Collateral Manager or its Affiliates by brokers and dealers in compliance with Section 28(e) of the Exchange Act or, if Section 28(e) of the Exchange Act is not applicable, in accordance with the provisions set forth herein. Such services may be used in connection with the other advisory activities or investment operations of the Collateral Manager and/or its Affiliates. In addition, the Collateral Manager may take into account available prices, rates of brokerage commissions and size and difficulty of the order, in addition to other relevant factors (such as, without limitation, execution capabilities, reliability (based on total trading rather than individual trading), integrity, financial condition in general, execution and operational capabilities of competing brokers and/or dealers, and the value of the ongoing relationship with such brokers and/or dealers), without having to demonstrate that such factors are of a direct benefit to the Issuer in any specific transaction. The Issuer acknowledges and agrees that (i) the determination by the Collateral Manager of any benefit to the Issuer is subjective and represents the Collateral Manager’s evaluation at the time that the Issuer will be benefited by relatively better purchase or sales prices, lower brokerage commissions and beneficial timing of transactions or a combination of any of these and/or other factors and (ii) the Collateral Manager shall be fully protected with respect to any such determination to the extent the Collateral Manager acts in good faith, and in accordance with the Collateral Manager Servicing Standard (to the extent applicable), and without gross negligence, willful misconduct or reckless disregard of the obligations of the Issuer hereunder or under the terms of the Indenture.

The Collateral Manager may aggregate sales and purchase orders of securities placed with respect to the Assets with similar orders being made simultaneously for other accounts managed by the Collateral Manager or with accounts of the Affiliates of the Collateral Manager if in the Collateral Manager’s sole judgment, exercised in good faith, such aggregation will not have an adverse effect on the Issuer. When any such aggregate sales or purchase orders occur, the objective of the Collateral Manager (and any of its Affiliates involved in such transactions) shall be to allocate the executions among the accounts in a manner fair and equitable to all such accounts and generally to seek to allocate securities available for investment to all such accounts pro rata in proportion to the optimum amount sought by the Collateral Manager for each respective account. In connection with the foregoing, the objective of the Collateral Manager shall be to allocate investment opportunities and the purchases or sales of instruments in a manner believed by the Collateral Manager, in good faith, taking into account the Collateral Manager’s Servicing Standard (to the extent applicable), to be fair and equitable.

In connection with any purchase of a portfolio of assets other than securities, the objective of the Collateral Manager shall be to allocate such assets (and the aggregate purchase price paid for such assets) among the Collateral Manager’s clients (including the Issuer) in a manner believed by the Collateral Manager to be fair and equitable. The Issuer acknowledges and agrees that the Collateral Manager shall be fully protected with respect to any such allocation to the extent the Collateral Manager acts in good faith, taking into account the Collateral Manager’s Servicing Standard (to the extent applicable), and without gross negligence, willful misconduct or reckless disregard of the obligations of the Issuer hereunder or under the terms of the Indenture.

All purchases and sales of Eligible Investments and Collateral Debt Securities by the Collateral Manager on behalf of the Issuer shall be conducted in compliance with all applicable laws (including, without limitation, Section 206(3) of the Advisers Act) and the terms of the Indenture. After (and excluding) the Closing Date, the Collateral Manager shall cause any purchase or sale of any Collateral Debt Security or Eligible Investment to be conducted on an arm’s-length basis or, if applicable, in compliance with Section 3(b) hereof.

(b)          The Collateral Manager, subject to and in accordance with the Indenture, may effect direct trades between the Issuer and the Collateral Manager or any of its Affiliates acting as principal or agent (any such transaction, a “Related Party Trade”); provided, however, that a Related Party Trade after (and excluding) the Closing Date, other than Credit Risk/Defaulted Security Cash Purchases, sales of property or securities in accordance with the Origination Agreement and sales of Assets pursuant to an auction in connection with an Auction Call Redemption or in connection with a redemption of the Notes pursuant to Article 9 of the Indenture, may be effected only (i) upon disclosure to and with the prior consent of an advisory committee containing at least one member independent from the Collateral Manager (whose affirmative vote will be required to grant such consent) acting as a surrogate for, and in the best interest of, the holders of the Securities that has been appointed from time to time as needed by the Issuer or by the Collateral Manager following the resignation of any member (the “Advisory Committee”) and based on the Advisory Committee’s determination that such transaction is on terms substantially as favorable to the Issuer as would be the case if a such transaction were effected with Persons not so affiliated with the Collateral Manager or any of its Affiliates and (ii) subject to a requirement that the purchase price in respect of any Collateral Debt Security acquired by the Issuer from a Seller pursuant to such a direct trade may not exceed the Principal Balance thereof plus accrued and unpaid interest thereon (or, in the case of a Preferred Equity Security, all accrued and unpaid dividends or other distributions not attributable to the return of capital by its governing documents). The Advisory Committee, if any, shall be formed subject to the Advisory Committee Guidelines attached hereto as Exhibit A (the “Advisory Committee Guidelines”). The Issuer consents and agrees that, if any transaction relating to the Issuer, including any transaction effected between the Issuer and the Collateral Manager or its Affiliates, shall be subject to the disclosure and consent requirements of Section 206(3) of the Advisers Act, such requirements shall be satisfied with respect to the Issuer and all Holders of the Securities if disclosure shall be given to, and consent obtained from, the Advisory Committee. For avoidance of doubt, it is hereby understood and agreed by the parties hereto that no disclosure to, or consent of, the Advisory Committee shall be required with respect to Credit Risk/Defaulted Security Cash Purchases, sales of property or securities in accordance with the Origination Agreement and sales of Assets pursuant to an auction in connection with an Auction Call Redemption or in connection with a redemption of the Notes pursuant to Article 9 of the Indenture. Notwithstanding the foregoing, to the extent such provisions are determined not to satisfy the requirements of the Advisers Act, the Collateral Manager shall take such actions in connection with any Related Party Trade as will satisfy the requirements of Section 206(3) of the Advisers Act.

4.          Representations and Warranties of the Issuer. The Issuer represents and warrants to the Collateral Manager that:

(a)        the Issuer (i) has been duly incorporated and registered as an exempted company and is validly existing under the laws of the Cayman Islands, (ii) has full power and authority to own the Issuer’s assets and the securities proposed to be owned by the Issuer and included among the Assets and to transact the business for which the Issuer was organized, and (iii) is duly qualified under the laws of each jurisdiction where the Issuer’s ownership or lease of property or the conduct of the Issuer’s business requires or the performance of the Issuer’s obligations under this Agreement and the Indenture would require such qualification, except for failures to be so qualified that would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of the Issuer or the ability of the Issuer to perform its obligations under, or on the validity or enforceability of, this Agreement and the Indenture; the Issuer has full power and authority to execute, deliver and perform the Issuer’s obligations hereunder and thereunder; this Agreement and the Indenture have been duly authorized, executed and delivered by the Issuer and constitute legal, valid and binding agreements enforceable against the Issuer in accordance with their terms except that the enforceability thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws now or hereafter in effect relating to creditors’ rights and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(b)        no consent, approval, authorization or order of or declaration or filing with any government, governmental instrumentality or court or other Person is required for the performance by the Issuer of its duties hereunder or under the Indenture, except those that may be required under state securities or “blue sky” laws or the applicable laws of any jurisdiction outside of the United States, and such as have been duly made or obtained;

(c)        neither the execution, delivery and performance of this Agreement or the Indenture nor the performance by the Issuer of its duties hereunder or thereunder (i) conflicts with or will violate or result in a default under the Issuer’s Governing Documents or any material contract or agreement to which the Issuer is a party or by which it or its assets may be bound, or any law, decree, order, rule, or regulation applicable to the Issuer of any court or regulatory, administrative or governmental agency, body or authority or arbitrator having jurisdiction over the Issuer or its properties, or (other than as contemplated or permitted by the Indenture) will result in a lien on any of the property of the Issuer and (ii) would have a material adverse effect upon the ability of the Issuer to perform its duties under this Agreement or the Indenture;

(d)        the Issuer and its Affiliates are not in violation of any Federal, state or Cayman Islands laws or regulations, and there is no charge, investigation, action, suit or proceeding before or by any court or regulatory agency pending or, to the best knowledge of the Issuer, threatened that, in any case, would have a material adverse effect upon the ability of the Issuer to perform its duties under this Agreement or the Indenture;

(e)        the Issuer is not an “investment company” under the Investment Company Act; and

(f)         the assets of the Issuer do not and will not at any time constitute the assets of any plan subject to the fiduciary responsibility provisions of ERISA or of any plan within the meaning of Section 4975(e)(1) of the Code.

5.          Representations and Warranties of the Collateral Manager. The Collateral Manager represents and warrants to the Issuer that:

(a)        the Collateral Manager (i) has been duly organized, is validly existing and is in good standing under the laws of the Commonwealth of Massachusetts, (ii) has full power and authority to own the Collateral Manager’s assets and to transact the business in which it is currently engaged, and (iii) is duly qualified and in good standing under the laws of each jurisdiction where the Collateral Manager’s ownership or lease of property or the conduct of the Collateral Manager’s business requires, or the performance of this Agreement and the Indenture would require, such qualification, except for failures to be so qualified that would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of the Collateral Manager or the ability of the Collateral Manager to perform its obligations under, or on the validity or enforceability of, this Agreement and the provisions of the Indenture applicable to the Collateral Manager; the Collateral Manager has full power and authority to execute, deliver and perform this Agreement and the Collateral Manager’s obligations hereunder and the provisions of the Indenture applicable to the Collateral Manager; this Agreement has been duly authorized, executed and delivered by the Collateral Manager and constitutes a legal, valid and binding agreement of the Collateral Manager, enforceable against it in accordance with the terms hereof, except that the enforceability hereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(b)        neither the Collateral Manager nor any of its Affiliates is in violation of any Federal or state securities law or regulation promulgated thereunder that would have a material adverse effect upon the ability of the Collateral Manager to perform its duties under this Agreement or the Indenture, and there is no charge, investigation, action, suit or proceeding before or by any court or regulatory agency pending or, to the best knowledge of the Collateral Manager, threatened which could reasonably be expected to have a material adverse effect upon the ability of the Collateral Manager to perform its duties under this Agreement or the Indenture;

(c)        neither the execution and delivery of this Agreement nor the performance by the Collateral Manager of its duties hereunder or under the Indenture conflicts with or will violate or result in a breach or violation of any of the terms or provisions of, or constitutes a default under: (i) the limited liability company agreement of the Collateral Manager, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement or other evidence of indebtedness or other agreement, obligation, condition, covenant or instrument to which the Collateral Manager is a party or by which the Collateral Manager is bound, (iii) any law, decree, order, rule or regulation applicable to the Collateral Manager of any court or regulatory, administrative or governmental agency, body or authority or arbitrator having jurisdiction over the Collateral Manager or its properties, and which would have, in the case of any of (i), (ii) or (iii) of this subsection (c), either individually or in the aggregate, a material adverse effect on the business, operations, assets or financial condition of the Collateral Manager or the ability of the Collateral Manager to perform its obligations under this Agreement or the Indenture;

(d)        no consent, approval, authorization or order of or declaration or filing with any government, governmental instrumentality or court or other Person is required for the performance by the Collateral Manager of its duties hereunder and under the Indenture, except such as have been duly made or obtained; and

(e)        the Collateral Manager is a registered investment adviser under the Advisers Act.

6.          Expenses. Both parties hereto acknowledge and agree that a portion of the gross proceeds received from the issuance and sale of the Securities will be used to pay certain organizational and structuring fees and expenses of the Co-Issuers, including the legal fees and expenses of counsel to the Collateral Manager. The Collateral Manager shall pay all expenses and costs incurred by it in the course of performing its obligations under this Agreement; provided, however, that the Collateral Manager shall not be liable for, and (subject to the Priority of Payments set forth in the Indenture and to the extent funds are available therefor) the Issuer shall be responsible for the payment of, reasonable expenses and costs (including, without limitation, reasonable travel expenses) of (i) independent accountants, consultants and other advisers retained by the Issuer or by the Collateral Manager on behalf of the Issuer in connection with the services provided by the Collateral Manager hereunder, (ii) legal advisers retained by the Issuer or by the Collateral Manager on behalf of the Issuer in connection with the services provided by the Collateral Manager hereunder and (iii) the Collateral Manager (A) to the extent of reasonable expenses disbursed or allocated in valuing the Assets, disbursed or allocated software and technology expenditures relating to the monitoring and administration of the Assets and any other reasonable expenses incurred by the Collateral Manager in connection with matters arising in the performance of its duties under this Agreement and (B) for an allocable share of the cost of certain credit databases used by the Collateral Manager in providing services to the Issuer under this Agreement.

7.          Fees. As compensation for the performance of its obligations as Collateral Manager hereunder and under the Indenture, the Collateral Manager will be entitled to receive (i) a fee, payable quarterly in arrears on each Payment Date in accordance with the Priority of Payments, equal to 0.15% per annum of the Net Outstanding Portfolio Balance (the “Senior Collateral Management Fee”) and (ii) an additional fee, payable quarterly in arrears on each Payment Date in accordance with the Priority of Payments, equal to 0.25% per annum of the Net Outstanding Portfolio Balance (the “Subordinate Collateral Management Fee” and, together with the Senior Collateral Management Fee, the “Collateral Management Fee”). Each Collateral Management Fee will be calculated for each Interest Accrual Period assuming a 360-day year with 12 thirty-day months. The Collateral Management Fee will be calculated based on the Net Outstanding Portfolio Balance as of the first day of the applicable Interest Accrual Period. If on any Payment Date there are insufficient funds to pay such fees (and/or any other amounts due and payable to the Collateral Manager) in full, in accordance with the Priority of Payments, the amount not so paid shall be deferred and such amounts shall be payable on such later Payment Date on which funds are available therefor as provided in the Priority of Payments set forth in the Indenture. Any accrued and unpaid Senior Collateral Management Fee that is deferred due to the operation of the Priority of Payments shall accrue interest at LIBOR in effect for the applicable Interest Accrual Period computed on an actual 360-day basis. Any accrued and unpaid Subordinate Collateral Management Fee that is deferred due to the operation of the Priority of Payments shall accrue interest at LIBOR in effect for the applicable Interest Accrual Period on an actual 360-day basis. Notwithstanding any other provision hereof, the aggregate amount of all accrued but unpaid Subordinate Collateral Management Fee payable on the final Payment Date or, if earlier, following the winding up of the Issuer shall be equal to the lesser of (a) the nominal amount thereof and (b) the amount available for payment under the Priority of Payments. The Collateral Manager hereby agrees not to cause the filing of a petition in bankruptcy against the Issuer for the nonpayment to the Collateral Manager of any amounts due it hereunder except in accordance with Section 18 hereof and, subject to the provisions of Section 12, to continue to serve as Collateral Manager. If this Agreement is terminated pursuant to Section 12 hereof or otherwise, the accrued fees payable to the Collateral Manager shall be prorated for any partial periods between the Payment Dates during which this Agreement was in effect and shall be due and payable on the first Payment Date following the date of such termination, together with all expenses payable to the Collateral Manager in accordance with Section 6 hereof, and subject to the provisions of the Indenture and the Priority of Payments.

8.          Non-Exclusivity. Nothing herein shall prevent the Collateral Manager or any of its Affiliates or any of their officers or directors from engaging in any other businesses or providing investment management, advisory or any other types of services to any Persons, including the Issuer, the Trustee and the Noteholders, to the fullest extent permitted by applicable law; provided, however, that the Collateral Manager may not take any of the foregoing actions which the Collateral Manager knows or reasonably should know would require the Issuer or the pool of Assets to register as an “investment company” under the Investment Company Act.

9.          Conflicts of Interest.

(a)        After (but excluding) the Closing Date and the sales by Affiliates of the Collateral Manager of Collateral Debt Securities to the Issuer on the Closing Date (and except in the case of Credit Risk/Defaulted Security Cash Purchases, sales of property or securities in accordance with the Origination Agreement and sales of Assets pursuant to an auction in connection with an Auction Call Redemption or in connection with a redemption of the Notes pursuant to Article 9 of the Indenture), the Collateral Manager will not cause the Issuer to enter into any transaction with the Collateral Manager or any of its Affiliates as principal unless the applicable terms and conditions set forth in Section 3(b) are complied with.

(b)        The Collateral Manager shall perform its obligations hereunder in accordance with the requirements of the Advisers Act and the Indenture. The Issuer acknowledges that the Collateral Manager, its Affiliates and funds or accounts for which the Collateral Manager or its Affiliates acts as investment adviser may at times own Notes of one or more Classes. After the Closing Date, the Collateral Manager agrees to provide to the Trustee written notice upon the acquisition or transfer (after, but excluding, the Closing Date) of any Securities held by the Collateral Manager, any of its Affiliates or any fund managed or controlled by the Collateral Manager or any Affiliate thereof.

(c)        Nothing herein shall prevent the Collateral Manager or any of its Affiliates or officers and directors of the Collateral Manager from engaging in other businesses (including financing, purchasing, owning, holding, originating or disposing of any assets or investments), or from rendering services of any kind to the Issuer and its Affiliates, the Trustee, the Holders or any other Person or entity, whether or not any of the foregoing may be competitive with the business of the Issuer or the Co-Issuer. Without prejudice to the generality of the foregoing, directors, officers, members, partners, employees and agents of the Collateral Manager, Affiliates of the Collateral Manager, and the Collateral Manager may, among other things:

(i)         serve as directors (whether supervisory or managing), officers, employees, partners, members, managers, agents, nominees or signatories for the Issuer or any Affiliate thereof, or for any obligor in respect of any of the Collateral Debt Securities or Eligible Investments, or any of their respective Affiliates, except to the extent prohibited by their respective Underlying Instruments, as from time to time amended; provided that (x) in the reasonable judgment of the Collateral Manager, such activity will not have a material adverse effect on the ability of the Issuer or the Trustee to enforce its respective rights with respect to any Assets and (y) nothing in this paragraph shall be deemed to limit the duties of the Collateral Manager set forth in Section 1 hereof;

(ii)        perform, and receive fees for the performance of, services of whatever nature rendered to an obligor in respect of any of the Collateral Debt Securities or Eligible Investments, including acting as master servicer, sub-servicer or special servicer with respect to any CMBS Securities or with respect to any commercial mortgage loan constituting or underlying any Collateral Debt Security; provided that, in the reasonable judgment of the Collateral Manager, such activity will not have a material adverse effect on the ability of the Issuer or the Trustee to enforce its respective rights with respect to any of the Assets; provided, further, with respect to such services, the Collateral Manager is not acting as an agent for the Issuer;

(iii)       be retained to provide services unrelated to this Agreement to the Issuer or its Affiliates and be paid therefor;

(iv)       be a secured or unsecured creditor of, or hold an equity interest in, the Issuer, its Affiliates or any obligor of any Collateral Debt Security or Eligible Investment; provided, however, that the Collateral Manager may not be such a creditor or hold any of such interests if, in the opinion of counsel to the Issuer, the existence of such interest would require registration of the Issuer or the Assts as an “investment company” under the Investment Company Act or violate any provisions of Federal or applicable state law or any law, rule or regulation of any governmental body or agency having jurisdiction over the Issuer;

(v)       own equity in or own or make loans to any issuer of REIT Debt Securities including any issuer of REIT Debt Securities obligated on any of the Collateral Debt Securities, so long as that doing so will not cause any such Collateral Debt Security to fail to comply with the Eligibility Criteria;

(vi)       make, hold or sell an investment in an issuer’s securities that may be pari passu, senior or junior in ranking to a Collateral Debt Security;

(vii)      serve as servicer and serve as special servicer and/or sub-special servicer under any servicing agreement and be paid therefor whether related to the Issuer or not, and serve as Advancing Agent or back-up Advancing Agent under the Indenture;

(viii)     except as otherwise provided in this Section 9, sell any Collateral Debt Security or Eligible Investment to, or purchase any Collateral Debt Security from, the Issuer while acting in the capacity of principal or agent; and

(ix)        subject to its obligations in Section 1 hereof to protect the Holders, serve as a member of any “creditors’ board” with respect to any Defaulted Security, Eligible Investment or with respect to any commercial mortgage loan underlying or constituting any Collateral Debt Security or the respective borrower for any such commercial mortgage loan.

It is understood that the Collateral Manager and its Affiliates may engage in any other business, whether or not any of the foregoing may be competitive with the business of the Issuer or the Co-Issuer (including financing, purchasing, owning, holding, originating or disposing of any assets or investments), and furnish investment management and advisory services to others, including Persons that may have investment policies similar to those followed by the Collateral Manager with respect to the Assets and that may own instruments of the same class, or of the same type, as the Collateral Debt Securities or other instruments of the issuers of Collateral Debt Securities and may manage portfolios similar to the Assets. The Collateral Manager and its Affiliates shall be free, in their sole discretion, to make recommendations to others, or effect transactions on behalf of themselves or for others, which may be the same as or different from those the Collateral Manager causes the Issuer to effect with respect to the Assets.

The Collateral Manager and its Affiliates may, and may cause or advise their respective clients to, invest in assets, investments or instruments that would be appropriate for the Issuer or the Co-Issuer or as security for the Notes and shall have no duty or obligation to offer any such asset, investment or instrument to the Issuer or the Co-Issuer. Such investments may be different from those made to or on behalf of the Issuer. The Collateral Manager, its Affiliates and their respective clients may have ongoing relationships with Persons whose instruments are pledged to secure the Notes and may own instruments issued by, or loans to, issuers of the Collateral Debt Securities or to any borrower or Affiliate of any borrower on any commercial mortgage loans underlying or constituting the Collateral Debt Securities or the Eligible Investments. The Collateral Manager and its Affiliates may cause or advise their respective clients to invest in instruments that are senior to or have interests different from or adverse to, the instruments that are pledged to secure the Notes.

Nothing contained in this Agreement shall prevent the Collateral Manager or any of its Affiliates from themselves buying or selling, or from recommending to or directing any other account to buy or sell, at any time, securities of the same kind or class, or securities of a different kind or class of the same issuer, as those directed by the Collateral Manager to be purchased or sold hereunder. It is understood that, to the extent permitted by applicable law, the Collateral Manager, its Affiliates, and any member, manager, officer, director, stockholder or employee of the Collateral Manager or any such Affiliate or any member of their families or a Person advised by the Collateral Manager may have an interest in a particular transaction or in securities of the same kind or class, or securities of a different kind or class of the same issuer, as those purchased or sold by the Collateral Manager hereunder. When the Collateral Manager is considering purchases or sales for the Issuer and one or more of such other accounts at the same time, the Collateral Manager shall allocate available investments or opportunities for sales in its discretion and make investment recommendations and decisions that may be the same as or different from those made with respect to the Issuer’s investments, in accordance with applicable law and the Collateral Manager Servicing Standard, to the extent applicable.

Subject to the Indenture and the provisions of this Agreement, the Collateral Manager shall not be obligated to pursue any specific investment strategy or opportunity that may arise with respect to the Assets.

The Issuer hereby acknowledges and consents to the various potential and actual conflicts of interests that may exist with respect to the Collateral Manager as described above; provided, however, that nothing contained in this Section 9 shall be construed as altering the duties of the Collateral Manager set forth in this Agreement or in the Indenture.

10.         Records; Confidentiality. The Collateral Manager shall maintain appropriate books of account and records relating to services performed hereunder, and such books of account and records shall be accessible for inspection by an authorized representative of the Issuer, the Trustee and the Independent accountants appointed by the Issuer pursuant to the Indenture at a mutually agreed-upon time during normal business hours and upon reasonable prior notice; provided that the Collateral Manager shall not be obligated to provide access to any non-public information if the Collateral Manager in good faith determines that the disclosure of such information would violate any applicable law, regulation or contractual arrangement. The Collateral Manager shall follow its customary procedures to keep confidential all information obtained in connection with the services rendered hereunder and shall not disclose any such information except (i) with the prior written consent of the Issuer (which consent shall not be unreasonably withheld), (ii) such information as the Rating Agencies shall reasonably request in connection with their rating or evaluation of the Notes and/or the Collateral Manager, as applicable, and legally permitted to be disclosed by and to the Rating Agencies, (iii) as required by law, regulation, court order or the rules, regulations, or request of any regulatory or self-regulating organization, body or official (including any securities exchange on which the Notes may be listed from time to time) having jurisdiction over the Collateral Manager or as otherwise required by law or judicial process, (iv) such information as shall have been publicly disclosed other than in violation of this Agreement, (v) to its members, officers, directors, and employees, and to its attorneys, accountants and other professional advisers in conjunction with the transactions described herein, (vi) such information as may be necessary or desirable in order for the Collateral Manager to prepare, publish and distribute to any Person any information relating to the investment performance of the Assets, (vii) in connection with the enforcement of the Collateral Manager’s rights hereunder or in any dispute or proceeding related hereto, (viii) to the Trustee, (ix) to the extent required pursuant to any Hedge Agreement of the Issuer and (x) to Holders and potential purchasers of any of the Securities.

Subject to compliance with the requirements of any law, rule or regulation applicable to the Collateral Manager, nothing contained herein shall prevent the Collateral Manager from discussing its activities hereunder in a general way in the normal course of its business, including, without limitation, general discussions with other Persons regarding its ability to act as a collateral manager and its past performance in such capacity. In addition, subject to compliance with the requirements of any law, rule or regulation applicable to the Collateral Manager, with respect to information that the Collateral Manager obtains or develops regarding the Collateral Debt Securities or Eligible Investments (including, without limitation, information regarding ratings, yield, creditworthiness, financial condition and prospects of any Issuer thereof) in connection with the performance of its services hereunder, nothing in this Section 10 shall prevent the Collateral Manager or its Affiliates, in the conduct of their respective businesses, from using such information or disclosing such information to others so long as such other use does not, in its reasonable judgment, disadvantage the Issuer. Notwithstanding anything to the contrary contained in this Agreement, all persons may disclose to any and all persons, without limitation of any kind, the U.S. Federal, state and local tax treatment of the Securities and the Co-Issuers, any fact that may be relevant to understanding the U.S. Federal, state and local tax treatment of the Securities and the Issuers, and all materials of any kind (including opinions or other tax analyses) relating to such U.S. Federal, state and local tax treatment and that may be relevant to understanding such tax treatment.

11.         Term. This Agreement shall become effective on the date hereof and shall continue in full force and effect until the first to occur of the following: (a) the payment in full of the Notes and the termination of the Indenture in accordance with its terms, (b) the liquidation of the Assets and the final distribution of the proceeds of such liquidation to the Holders and the Issuer, or (c) the termination of this Agreement pursuant to Section 12 hereof.

12.         Termination. (a) The Collateral Manager may be removed upon at least 30 days’ prior written notice if (A) Holders of at least 75% by Aggregate Outstanding Amount of each Class of Notes (voting as a separate Class) and (B) Holders of at least 75% of the Preferred Shares give written notice to the Collateral Manager, the Issuer, each Hedge Counterparty and the Trustee of such removal (including in any such calculation any Securities held by the Collateral Manager, any of its Affiliates or by any fund managed or controlled by the Collateral Manager or any Affiliate thereof); provided that if the Collateral Manager is removed pursuant to this clause (a), any successor Collateral Manager will not be permitted to be a Holder of or an Affiliate of any Holder of Securities. Notice of any such removal shall be delivered by the Trustee on behalf of the Issuer to the Holders of each Class of Notes, the Holders of the Preferred Shares, each Rating Agency and each Hedge Counterparty.

(b)        This Agreement may be terminated, and the Collateral Manager may be removed, by the Issuer or the Trustee for cause, upon 30 days’ prior written notice by the Issuer, at the direction of (i) Holders of at least a majority by Aggregate Outstanding Amount of each Class of Notes (excluding any Notes owned by the Collateral Manager or any of its Affiliates or any fund managed or controlled by the Collateral Manager or any Affiliate thereof, each voting as a separate Class) and (ii) Holders of at least a Majority of the Preferred Shares (excluding any Preferred Shares owned by the Collateral Manager or any of its Affiliates or any fund managed or controlled by the Collateral Manager or any Affiliate thereof); provided, however, upon the occurrence of an event described in clause (iii) of this Section 12(b), termination of the Collateral Manager will be automatic and without advance notice required from the Issuer, the Trustee or any other Person. Notice of any such removal for cause shall be delivered by the Trustee on behalf of the Issuer to each Rating Agency, each Hedge Counterparty and the Holders of the Notes and the Preferred Shares. In no event will the Trustee be required to determine whether or not cause exists for the removal of the Collateral Manager. As used in this Section 12, “cause” means any of the following events:

(i)         the Collateral Manager (A) willfully breaches, or takes any action that it knows violates, any provision of this Agreement or any term of the Indenture applicable to the Collateral Manager (not including a willful breach or knowing violation that results from a good faith dispute regarding alternative courses of action or interpretation of instructions), which breach or action has (or could reasonably be expected to have) a material adverse effect on the Noteholders and (B) fails to cure such breach within 30 days after the first to occur of (1) notice of such failure is given to the Collateral Manager or (2) the Collateral Manager having actual knowledge of such breach or violation;

(ii)        the Collateral Manager breaches any material provision of this Agreement or any material terms of the Indenture applicable to the Collateral Manager and fails to cure such breach within 90 days after the first to occur of (A) notice of such failure being given to the Collateral Manager or (B) the Collateral Manager having actual knowledge of such breach;

(iii)       the Collateral Manager (A) ceases to be able to, or admits in writing the Collateral Manager’s inability to, pay the Collateral Manager’s debts when and as they become due, (B) files, or consents by answer or otherwise to the filing against the Collateral Manager of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or takes advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (C) makes an assignment for the benefit of the Collateral Manager’s creditors, (D) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Collateral Manager or with respect to any substantial part of the Collateral Manager’s property, or (E) is adjudicated as insolvent or to be liquidated;

(iv)      the occurrence of an act by the Collateral Manager or any of its Affiliates that constitutes fraud or criminal activity in the performance of its obligations under this Agreement or the indictment of the Collateral Manager or any of its respective officers or directors for a criminal offense involving an investment or investment-related business, fraud, false statements or omissions, wrongful taking of property, bribery, forgery, counterfeiting or extortion;

(v)       the failure of any representation, warranty, certificate or statement of the Collateral Manager in or pursuant to this Agreement or the Indenture to be correct in any material respect and (x) such failure has (or could reasonably be expected to have) a material adverse effect on the Noteholders, the Issuer or the Co-Issuer and (y) if such failure can be cured, no correction is made for 45 days after the Collateral Manager becomes aware of such failure or receives notice thereof in writing from the Trustee;

(vi)      the occurrence and continuation of any of the Events of Default described in Sections 5.1 (a) or 5.1(b) of the Indenture; or

(vii)     the Collateral Manager consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another Person and either (A) at the time of such consolidation, amalgamation, merger or transfer, the resulting, surviving or transferee Person fails to or cannot assume all the obligations of the Collateral Manager under this Agreement, or (B) the resulting, surviving or transferee Person lacks the legal capacity to perform the obligations of the Collateral Manager hereunder and under the Indenture.

The Collateral Manager shall notify the Trustee, the Rating Agencies and the Issuer in writing promptly upon becoming aware of any event that constitutes cause under this Section 12(b).

(c)        The Collateral Manager may resign, upon 30 days prior written notice to the Issuer, the Co-Issuer, the Trustee, each Rating Agency and each Hedge Counterparty; provided, however, that (i) no such termination or resignation shall be effective until the date as of which a successor Collateral Manager shall have agreed in writing to assume all of the Collateral Manager’s duties and obligations pursuant to this Agreement and (ii) the Issuer shall use its best efforts to appoint a successor Collateral Manager to assume such duties and obligations. Notwithstanding the notice required above, the Collateral Manager shall have the right to resign without prior notice if, due to a change in any applicable law or regulation or interpretation thereof, the performance by the Collateral Manager of its duties under the Collateral Management Agreement would (i) adversely affect the Issuer’s status as a qualified REIT subsidiary (within the meaning of Section 856(i)(2) of the Code) or (ii) constitute a violation of any applicable law or regulation.

(d)        No removal, termination or resignation of the Collateral Manager or termination of this Agreement shall be effective unless (x) a successor Collateral Manager (a “Replacement Manager”) has been appointed by the Issuer and has agreed in writing to assume all of the Collateral Manager’s duties and obligations pursuant to this Agreement and (y) written notification shall have been provided in accordance with Sections 12(a), (b) or (c), as applicable. The appointment of any Replacement Manager shall be subject to satisfaction of the Rating Agency Condition and each such Replacement Manager (i) shall have demonstrated an ability to professionally and competently perform duties similar to those imposed upon the Collateral Manager, (ii) is legally qualified and has the capacity to act as collateral manager, (iii) by its appointment will not cause the Issuer, the Co-Issuer or the pool of Assets to, or result in the Issuer, the Co-Issuer or the pool of Assets becoming, an “investment company” under the Investment Company Act, (iv) has accepted its appointment in writing and (v) by its appointment will not cause the Issuer, the Co-Issuer or the pool of Assets to become subject to income or withholding tax that would not have been imposed but for such appointment.

(e)        Upon any resignation or removal of the Collateral Manager while any of the Notes are Outstanding, the Holders of at least a Majority of the Preferred Shares shall have the right to instruct the Issuer to appoint an institution identified by such Holders as Replacement Manager; provided that (i) the Issuer provides to the Noteholders notice of such appointment and a majority by Aggregate Outstanding Amount of each Class of Notes (excluding any Notes owned by the Collateral Manager or any of its Affiliates or any fund managed or controlled by the Collateral Manager or any Affiliate thereof, each voting as a separate Class) does not object to such appointment within thirty (30) days, (ii) the Rating Agency Condition has been satisfied with respect to such appointment and (iii) the requirements set forth in Section 12(d)(i) through (v) above have been satisfied.

(f)         In the event that the Collateral Manager resigns pursuant to Section 12(c) or is terminated pursuant to Sections 12(a) or (b) hereof and the Issuer has not appointed a successor prior to the day following the termination (or resignation) date specified in such notice, the Collateral Manager will be entitled to propose a successor and will so appoint such proposed entity as successor thirty (30) days thereafter, unless a majority of any Class of Notes objects to such appointment with such thirty (30) day period in which case the Controlling Class of Notes (excluding any Notes owned by the Collateral Manager or any of its Affiliates or any fund managed or controlled by the Collateral Manager or any Affiliate thereof, each voting as a separate Class) will be entitled to propose a successor and will appoint such proposed entity as successor thirty (30) days thereafter unless a majority by Aggregate Outstanding Amount of any other Class of Notes (excluding any Notes owned by the Collateral Manager or any of its Affiliates or any fund managed or controlled by the Collateral Manager or any Affiliate thereof, each voting as a separate Class) objects to such appointment within such thirty (30) day period, in each case subject to the requirements set forth in Section 12(d) above. In the event a proposed successor Collateral Manager is not appointed pursuant to the foregoing procedures, the resigning or removed Collateral Manager may petition any court of competent jurisdiction for the appointment of a successor Collateral Manager, which appointment will not require the consent of, or be subject to the disapproval of, the Issuer, any Noteholder or any Holder of the Preferred Shares.

Notwithstanding any provision contained in this Agreement, the Indenture or otherwise, so long as the Collateral Manager continues to perform its obligations hereunder, the Collateral Management Fee shall continue to accrue for the benefit of the Collateral Manager until termination of this Agreement under this Section 12 shall become effective as set forth herein. In addition, the Collateral Manager shall, subject to Section 6, be entitled to reimbursement of out-of-pocket expenses incurred in cooperating with the Replacement Manager, including in connection with the delivery of any documents or property. In the event that the Collateral Manager is removed or resigns and a Replacement Manager is appointed, such former Collateral Manager nonetheless shall be entitled to receive payment of all unpaid Collateral Management Fees, including the Senior Collateral Management Fee and the Subordinated Collateral Management Fee, accrued through the effective date of the removal or resignation, to the extent that funds are available for that purpose in accordance with the Priority of Payments, and such payments shall rank in the Priority of Payments pari passu with the Collateral Management Fees due to the Replacement Manager. In addition, following the removal or resignation of the Collateral Manager hereunder, the removed or resigning Collateral Manager shall be granted access to the books of account and records of the Issuer and the Trustee to the extent such removed or resigning Collateral Manager deems necessary to confirm the proper payment of any amounts owing to such removed or resigning Collateral Manager hereunder.

(g)        Upon the effective date of termination of this Agreement, the Collateral Manager shall as soon as practicable:

(i)         deliver to the Issuer all property and documents of the Trustee or the Issuer or otherwise relating to the Assets then in the custody of the Collateral Manager (although the Collateral Manager may keep copies of such documents for its records); and

(ii)        deliver to the Trustee an accounting with respect to the books and records delivered to the Issuer or the Replacement Manager appointed pursuant to this Section 12 hereof.

The Collateral Manager shall reasonably assist and cooperate with the Trustee and the Issuer (as reasonably requested by the Trustee or the Issuer) in the assumption of the Collateral Manager’s duties by any Replacement Manager as provided for in this Agreement, as applicable. Notwithstanding such termination, the Collateral Manager shall remain liable to the extent set forth herein (but subject to Section 13 hereof) for the Collateral Manager’s acts or omissions hereunder arising prior to its termination as Collateral Manager hereunder and for any expenses, losses, damages, liabilities, demands, charges and claims (including reasonable attorneys’ fees) in respect of or arising out of a breach of the representations and warranties made by it in Section 5 hereof or from any failure of the Collateral Manager to comply with the provisions of this Section 12(g).

(h)        The Collateral Manager agrees that, notwithstanding any termination, the Collateral Manager shall reasonably cooperate in any Proceeding arising in connection with this Agreement, the Indenture or any of the Assets (excluding any such Proceeding in which claims are asserted against the Collateral Manager or any Affiliate of the Collateral Manager) so long as the Collateral Manager shall have been offered (in its judgment) reasonable security, indemnity or other provision against the cost, expenses and liabilities that might be incurred in connection therewith, but, in any event, shall not be required to make any admission or to take any action against the Collateral Manager’s own interests or the interests of other funds and accounts advised by the Collateral Manager.

(i)         If this Agreement is terminated pursuant to Sections 12(a), (b) or (c) hereof, such termination shall be without any further liability or obligation of the Issuer or the Collateral Manager to the other, except as provided in Sections 6, 7, 12 and 13 and the last sentence of Section 10 hereof.

(j)         Upon expiration of the applicable notice period with respect to termination specified in Section 12(d) hereof, all authority and power of the Collateral Manager under this Agreement and the Indenture, whether with respect to the Assets or otherwise, shall automatically and without further action by any person or entity pass to and be vested in the Replacement Manager.

13.        Liability of Collateral Manager. (a) The Collateral Manager assumes no responsibility under this Agreement other than to render the services called for from the Collateral Manager hereunder and under the Indenture in the manner prescribed herein and therein. The Collateral Manager and its Affiliates, and each of their respective partners, shareholders, members, managers, officers, directors, employees, agents, accountants and attorneys shall have no liability to the Noteholders, the Holders of the Preferred Shares, the Trustee, the Issuer, the Co-Issuer, any Hedge Counterparty, the Initial Purchaser, or any of their respective Affiliates, partners, shareholders, officers, directors, employees, agents, accountants and attorneys, or any other Person, for any error of judgment, mistake of law, or for any claim, loss, liability, damage, settlement, costs, or other expenses (including reasonable attorneys’ fees and court costs) of any nature whatsoever (collectively “Liabilities”) that arise out of or in connection with any act or omissions of the Collateral Manager in the performance of its duties under this Agreement or the Indenture or for any decrease in the value of the Collateral Debt Securities or Eligible Investments, except by reason of acts or omissions constituting bad faith, willful misconduct or gross negligence in the performance of, or reckless disregard of, the duties of the Collateral Manager hereunder and under the terms of the Indenture. The Issuer agrees that the Collateral Manager shall not be liable for any consequential, special, exemplary or punitive damages hereunder. The acts, failure to act or breaches described in this clause (a) are collectively referred to for purposes of this Section 13 as “Collateral Manager Breaches.”

(b)        The Collateral Manager shall indemnify, defend and hold harmless the Issuer and each of its partners, shareholders, members, managers, officers, directors, employees, agents, accountants and attorneys (each, an “Issuer Indemnified Party”) from and against any claims that may be made against an Issuer Indemnified Party by third parties and any damages, losses, claims, liabilities, costs or expenses (including all reasonable legal and other expenses) which are incurred as a direct consequence of the Collateral Manager Breaches, except for liability to which such Issuer Indemnified Party would be subject by reason of willful misconduct, bad faith, gross negligence in the performance of, or reckless disregard of the obligations of the Issuer hereunder and under the terms of the Indenture.

(c)        The Issuer shall reimburse, indemnify and hold harmless the Collateral Manager, its members, managers, directors, officers, stockholders, partners, agents and employees and any Affiliate of the Collateral Manager and its directors, officers, stockholders, partners, members, agents and employees (the Collateral Manager and such other persons collectively, the “Collateral Manager Indemnified Parties”) from any and all Liabilities, as are incurred in investigating, preparing, pursuing or defending any claim, action, proceeding or investigation (whether or not such Collateral Manager Indemnified Party is a party) caused by, or arising out of or in connection with this Agreement, the Indenture and the transactions contemplated hereby and thereby, including the issuance of the Notes, or any acts or omissions of any Collateral Manager Indemnified Parties except those that are the result of Collateral Manager Breaches. Any amounts payable by the Issuer under this Section 13(c) shall be payable only subject to the Priority of Payments set forth in the Indenture and to the extent Assets are available therefor.

(d)        With respect to any claim made or threatened against an Issuer Indemnified Party or a Collateral Manager Indemnified Party (each an “Indemnified Party”), or compulsory process or request or other notice of any loss, claim, damage or liability served upon an Indemnified Party, for which such Indemnified Party is or may be entitled to indemnification under this Section 13, such Indemnified Party shall (or, with respect to Indemnified Parties that are directors, managers, officers, stockholders, members, managers, agents or employees of the Issuer or the Collateral Manager, the Issuer or the Collateral Manager, as the case may be, shall cause such Indemnified Party to):

(i)         give written notice to the indemnifying party of such claim within ten Business Days after such Indemnified Party’s receipt of actual notice that such claim is made or threatened, which notice to the indemnifying party shall specify in reasonable detail the nature of the claim and the amount (or an estimate of the amount) of the claim; provided, however, that the failure of any Indemnified Party to provide such notice to the indemnifying party shall not relieve the indemnifying party of its obligations under this Section 13 unless the rights or defenses available to the Indemnified Party are materially prejudiced or otherwise forfeited by reason of such failure;

(ii)        at the indemnifying party’s expense, provide the indemnifying party such information and cooperation with respect to such claim as the indemnifying party may reasonably require, including making appropriate personnel available to the indemnifying party at such reasonable times as the indemnifying party may request;

(iii)       at the indemnifying party’s expense, cooperate and take all such steps as the indemnifying party may reasonably request to preserve and protect any defense to such claim;

(iv)       in the event suit is brought with respect to such claim, upon reasonable prior notice, afford to the indemnifying party the right, which the indemnifying party may exercise in its sole discretion and at its expense, to participate in the investigation, defense and settlement of such claim;

(v)        neither incur any material expense to defend against nor release or settle any such claim or make any admission with respect thereto (other than routine or incontestable admissions or factual admissions the failure to make of which would expose such Indemnified Party to unindemnified liability) nor permit a default or consent to the entry of any judgment in respect thereof, in each case without the prior written consent of the indemnifying party; and

(vi)       upon reasonable prior notice, afford to the indemnifying party the right, in such party’s sole discretion and at such party’s sole expense, to assume the defense of such claim, including the right to designate counsel reasonably acceptable to the Indemnified Party and to control all negotiations, litigation, arbitration, settlements, compromises and appeals of such claim; provided that, if the indemnifying party assumes the defense of such claim, it shall not be liable for any fees and expenses of counsel for any Indemnified Party incurred thereafter in connection with such claim except that, if such Indemnified Party reasonably determines that counsel designated by the indemnifying party has a conflict of interest, such indemnifying party shall pay the reasonable fees and disbursements of one counsel (in addition to any local counsel) separate from such indemnifying party’s own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; and provided, further, that the indemnifying party shall not have the right, without the Indemnified Party’s written consent, to settle any such claim if, in a case where the Issuer is the indemnifying party, the Issuer does not make available (in accordance with the Priority of Payments), in a segregated account available only for this purpose, the full amount required to pay any amounts due from the Indemnified Party under such settlement or, in any case, such settlement (A) arises from or is part of any criminal action, suit or proceeding, (B) contains a stipulation to, confession of judgment with respect to, or admission or acknowledgement of, any liability or wrongdoing on the part of the Indemnified Party, (C) relates to any Federal, state or local tax matters or (D) provides for injunctive relief, or other relief other than damages, which is binding on the Indemnified Party.

(e)        In the event that any Indemnified Party waives its right to indemnification hereunder, the indemnifying party shall not be entitled to appoint counsel to represent such Indemnified Party nor shall the indemnifying party reimburse such Indemnified Party for any costs of counsel to such Indemnified Party.

(f)         Nothing herein shall in any way constitute a waiver or limitation of any rights that the Issuer or the Collateral Manager may have under any United States Federal or state securities laws.

14.        Obligations of Collateral Manager. (a) The Collateral Manager to the extent required under the Indenture, and on behalf of the Issuer, shall: (i) engage the services of an Independent certified accountant to prepare any United States Federal, state or local income tax or information returns and any non-United States income tax or information returns that the Issuer may from time to time be required to file under applicable law (each a “Tax Return”), (ii) deliver, at least 30 days before any applicable due date upon which penalties and interest would accrue, each Tax Return, properly completed, to the Company Administrator for signature by an Authorized Officer of the Issuer and (iii) file or deliver such Tax Return on behalf of the Issuer within any applicable time limit with any authority or Person as required under applicable law.

(b)        Unless otherwise required by any provision of the Indenture or this Agreement or by applicable law, the Collateral Manager shall not take any action which it knows, or acting with gross negligence, would (a) materially adversely affect the Issuer for purposes of United States federal or state law or any other law known to the Collateral Manager to be applicable to the Issuer, (b) not be permitted under the Issuer’s Memorandum and Articles of Association or the Co-Issuer’s limited liability company agreement, (c) require registration of the Issuer, the Co-Issuer or the Assets as an “investment company” under the Investment Company Act or (d) cause the Issuer to violate the terms of the Indenture, it being understood that in connection with the foregoing the Collateral Manager will not be required to make any independent investigation of any facts or laws not otherwise known to it in connection with its obligations under this Agreement and the Indenture or the conduct of its business generally. The Collateral Manager will perform its duties under this Agreement and the Indenture in a manner reasonably intended not to subject the Issuer to U.S. federal or state income taxation, it being understood that, notwithstanding anything to the contrary set forth herein or in the Indenture, the Collateral Manager shall be deemed to have complied with the requirements of the Indenture and any certifications, certificates or other related documents required pursuant to the Indenture in connection with not subjecting the Issuer to U.S. federal or state income taxation, if it satisfies the requirements set forth in this sentence and will not be liable to the Trustee, the Holders of the Notes, the Co-Issuers, the Co-Issuers’ creditors or any other Person as a result of the Issuer engaging, or a determination that the Issuer has engaged, in a U.S. trade or business for U.S. federal income tax purposes if it has complied with this section. The Collateral Manager shall use all commercially reasonable efforts to ensure that no action is taken by it, and shall not intentionally or with reckless disregard take any action, which the Collateral Manager knows or reasonably should know would have a materially adverse United States federal or state income tax effect on the Issuer.

(c)        Notwithstanding anything to the contrary herein, the Collateral Manager or any of its Affiliates may take any action that is not specifically prohibited by the Indenture, this Agreement or applicable law that the Collateral Manager or any Affiliate of the Collateral Managers deems to be in its (or in its portfolio’s) best interest regardless of its impact on the Collateral Debt Securities.

15.        No Partnership or Joint Venture. The Issuer and the Collateral Manager are not partners or joint venturers with each other, and nothing herein shall be construed to make them such partners or joint venturers or impose any liability as such on either of them. The Collateral Manager’s relation to the Issuer shall be that of an independent contractor and not a general agent. Except as expressly provided in this Agreement and in the Indenture, the Collateral Manager shall not have authority to act for or represent the Issuer in any way and shall not otherwise be deemed to be the Issuer’s agent.

16.        Notices. Any notice from a party under this Agreement shall be in writing and sent by answer-back facsimile or addressed and delivered or sent by certified mail, postage prepaid, return receipt requested or sent by overnight courier service guaranteeing next day delivery to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Issuer for this purpose shall be:

Gramercy Real Estate CDO 2005-1, Ltd.

c/o MaplesFS Limited

P.O. Box 1093 GT

Queensgate House

South Church Street

George Town

Grand Cayman, Cayman Islands

Attention: The Directors

Fax: +1 345 945 7099

Telephone: +1 345 945 7100

with two copies to the Collateral Manager (as addressed below).

the address of the Collateral Manager for this purpose shall be:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Charles Spetka

Facsimile: (301) 255-4874

with a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Legal Department

Facsimile: (301) 255-4874

17.         Succession; Assignment. (a) This Agreement shall inure to the benefit of and be binding upon the successors to the parties hereto. No assignment of this Agreement shall be made without the consent of the other party except as set forth below and without satisfaction of the Rating Agency Condition (except as permitted under clauses (b) and (c) below), provided that the Issuer may collaterally assign its interest in this Agreement to the Trustee under the Indenture.

(b)          Upon satisfaction of the Rating Agency Condition, this Agreement may be assigned by the Collateral Manager to an Affiliate thereof that has substantially the same personnel, or personnel with comparable expertise, as the Collateral Manager and that is capable of performing the obligations of the Collateral Manager under this Agreement; provided that satisfaction of the Rating Agency Condition shall not be required in connection with any assignment involving an internalization of the Collateral Manager or any assignment to a successor upon merger or acquisition. Notwithstanding the foregoing, the Collateral Manager shall provide S&P with prompt notice of any assignment involving an internalization of the Collateral Manager.

(c)          This Agreement may be assigned by the Collateral Manager to any Person other than an Affiliate only upon satisfaction of the Rating Agency Condition and approval by a Majority of the Controlling Class.

(d)          Upon the execution and delivery of a counterpart by the assignee, the Collateral Manager shall be released from further obligations pursuant to this Agreement, except with respect to the Collateral Manager’s obligations arising under Section 13 of this Agreement prior to such assignment and except with respect to the Collateral Manager’s obligations under the last sentence of Section 10 and Sections 7 and 12 hereof.

18.         No Bankruptcy Petition/Limited Recourse. The Collateral Manager covenants and agrees that, prior to the date that is one year and one day (or, if longer, the applicable preference period then in effect) after the payment in full of all Notes issued by the Issuer under the Indenture, the Collateral Manager will not institute against, or join any other Person in instituting against, the Issuer or the Co-Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy, insolvency, reorganization or similar law; provided, however, that nothing in this Section 18 shall preclude, or be deemed to stop, the Collateral Manager from taking any action prior to the expiration of the aforementioned one year and one day period (or, if longer, the applicable preference period then in effect) in (x) any case or proceeding voluntarily filed or commenced by the Issuer or the Co-Issuer, as the case may be, or (y) any involuntary insolvency proceeding filed or commenced against the Issuer or the Co-Issuer, as the case may be, by a Person other than the Collateral Manager. The Collateral Manager hereby acknowledges and agrees that the Issuer’s obligations hereunder will be solely the corporate obligations of the Issuer, and the Collateral Manager will not have recourse to any of the directors, officers, employees, shareholders or affiliates of the Issuer, or any members of the Advisory Committee, with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transaction contemplated hereby. Notwithstanding any provision hereof, all obligations of the Issuer and any claims arising from this Agreement or any transactions contemplated by this Agreement shall be limited solely to the Collateral Debt Securities and the other Assets and payable in accordance with the Priority of Payments. If payments on any such claims from the Assets are insufficient, no other assets shall be available for payment of the deficiency and, following liquidation of all the Assets, any claims of the Collateral Manager arising from this Agreement and the obligations of the Issuer to pay such deficiencies shall be extinguished. The Issuer hereby acknowledges and agrees that the Collateral Manager’s obligations hereunder shall be solely the limited liability company obligations of the Collateral Manager, and the Issuer shall not have any recourse to any of the members, managers, directors, officers, employees, shareholders or Affiliates of the Collateral Manager with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby.

19.         Miscellaneous. (a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof. With respect to any suit, action or proceedings relating to this Agreement (“Proceedings”), each party irrevocably (i) submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City and (ii) waives any objection that such party may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party. Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction, nor shall the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction. The Collateral Manager irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to the Collateral Manager at the office of the Collateral Manager, 7501 Wisconsin Avenue, Suite 500W, Bethesda, Maryland 20814, Attention: Daniel Warcholak or such other address as the Collateral Manager may advise the Issuer in writing. The Issuer irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to CT Corporation System at 111 8th Avenue, New York, New York 10011 (and any successor entity), as its authorized agent to receive and forward on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon CT Corporation System shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and shall be taken and held to be valid personal service upon it. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(b)          The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)          In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

(d)          This Agreement (including Exhibit A attached hereto) may not be amended or modified or any provision thereof waived (i) except by an instrument in writing signed by both of the parties hereto or, in the case of a waiver, by the party waiving compliance and (ii) in each case, in compliance with Section 15.1(f) of the Indenture, including with respect to satisfaction of the Rating Agency Condition. This Agreement (including Exhibit A attached hereto) may be modified without the prior written consent of the Trustee, any Hedge Counterparty or the holders of Notes to correct any inconsistency or cure any ambiguity or mistake. Any other amendment of this Agreement (including Exhibit A attached hereto) shall require the prior written consent of the Trustee and each Hedge Counterparty, which consent shall not be unreasonably withheld and is subject to the satisfaction of the Rating Agency Condition.

(e)          This Agreement constitutes the entire understanding and agreement between the parties hereto and supersedes all other prior and contemporaneous understandings and agreements, whether written or oral, between the parties hereto concerning this subject matter (other than the Indenture).

(f)          The Collateral Manager hereby agrees and consents to the terms of Section 15.1(f) of the Indenture applicable to the Collateral Manager and shall perform any provisions of the Indenture made applicable to the Collateral Manager by the Indenture as required by Section 15.1 (f) of the Indenture.

(g)          This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

(h)          The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “but not limited to.”

(i)          Subject to the last sentence of the penultimate paragraph of Section 1 hereof, in the event of a conflict between the terms of this Agreement and the Indenture, including with respect to the obligations of the Collateral Manager hereunder and thereunder, the terms of this Agreement shall be controlling.

(j)          No failure or delay on the part of any party hereto to exercise any right or remedy under this Agreement shall operate as a waiver thereof, and no waiver shall be effective unless it is in writing and signed by the party granting such waiver.

(k)          This Agreement is made solely for the benefit of the Issuer, the Collateral Manager and the Trustee, on behalf of the Noteholders, the Holders of Preferred Shares and each Hedge Counterparty, their successors and assigns, and no other person shall have any right, benefit or interest under or because of this Agreement.

(l)          The Collateral Manager hereby irrevocably waives any rights it may have to set off against the Assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement executed (as a deed in the case of the Issuer) by their respective authorized representative; the day and year first above written.

Executed as a Deed

GRAMERCY REAL ESTATE CDO 2005-1,
LTD., as Issuer

By:
Name:
Title:

In the presence of:

Witness:
Name:
Occupation:
Title:

CWCAPITAL INVESTMENTS LLC,
as Collateral Manager

By:
Name:
Title:

EXHIBIT A

Advisory Committee Guidelines

1.          General.

If the Collateral Manager desires to direct a trade between the Issuer and the Collateral Manager or any of its Affiliates, acting as principal (other than with respect to Credit Risk/Defaulted Security Cash Purchases, sales of property or securities in accordance with the Origination Agreement and sales of Assets pursuant to an auction in connection with an Auction Call Redemption or in connection with a redemption of the Notes pursuant to Article 9 of the Indenture, none of which shall require the approval of the Advisory Committee) (each such trade, a “Restricted Transaction”), before effecting such trade, it shall first present such Restricted Transaction to the Advisory Committee for review and prior approval.

2.          Composition of the Advisory Committee.

The Advisory Committee must be comprised of at least one person (which may be an individual or an entity), who is Independent (as defined in the Indenture) of the Collateral Manager (each such person, an “Independent Member”), who acts as a surrogate for, and in the best interest of, the holders of the Securities.

The Advisory Committee also may have one or more members appointed by the Collateral Manager and employed by the Collateral Manager or an Affiliate thereof (each such person, an “Affiliated Member”).

3.          Requisite Experience.

Each member of the Advisory Committee must at the time of appointment and at all relevant times thereafter have Requisite Experience.

The Collateral Manager and the Issuer will have the right to accept a representation and warranty from a member regarding its Requisite Experience, in the absence of actual knowledge by a responsible officer of the Collateral Manager to the contrary.

“Requisite Experience” means experience as a sophisticated investor, including, without limitation, in fixed income investing (directly and/or through investment vehicles) and/or substantial experience and knowledge in and of the commercial real estate loan market and related investment arenas, such that the relevant Advisory Committee member believes that it is capable of determining whether or not to participate in Advisory Committee decisions on the basis of the provisions described herein. Such person need not be a professional loan investor or loan originator.

4.          Appointment of Initial Members of the Advisory Committee.

The initial members of the Advisory Committee will be appointed by the Collateral Manager. Thereafter the Collateral Manager will have the right to appoint a member to replace any member that resigns. Notwithstanding the foregoing, in the event of a resignation of the Independent Member, a replacement Independent Member may be appointed by the Issuer if the Collateral Manager does not promptly appoint a replacement Independent Member.

5.          Term.

Each member of the Advisory Committee will serve until it resigns, dies or is removed.

6.          Approval Process.

If the Collateral Manager wants the Issuer to consider a Restricted Transaction, the Collateral Manager will give notice of the proposed Restricted Transaction to the members of the Advisory Committee. The notice will contain the request by the Collateral Manager for the Advisory Committee’s consent to the Restricted Transaction. The notice will be accompanied by:

•	an investment memorandum; and

•	an underwriting analysis.

The investment memorandum will (a) be a reasonably detailed (anticipated to be approximately two pages) description of the proposed investment, the issuer thereof and related information and (b) include information about the identity of any Affiliated Person involved in the proposed investment and the capacity in which it will be acting and a narrative about why, in the judgment of the Collateral Manager, the investment is appropriate to be purchased or sold by the Issuer, as the case may be. The notice will contain the Collateral Manager’s offer to provide additional information as requested to the Advisory Committee.

7.          Unanimous Written Consent.

Regardless of the composition of the Advisory Committee, each Restricted Transaction must be approved in writing by each member of the Advisory Committee.

The members of the Advisory Committee are under no obligation to consent to a Restricted Transaction.

•	If all of the members of the Advisory Committee approve a Restricted Transaction in writing, the Issuer will effect it at the option of the Collateral Manager (subject to the others terms of this Agreement and the Indenture).

•	If the members of the Advisory Committee notify the Collateral Manager that the Advisory Committee will not approve the Restricted Transaction, the Issuer will not effect the Restricted Transaction.

•	If at any time the Advisory Committee does not have at least one Independent Member or any member does not have Requisite Experience, the Collateral Manager will not be permitted to use the Advisory Committee to approve any Restricted Transaction.

8.          Compensation.

Each Independent Member shall receive arm’s length compensation by the Issuer for serving on the Advisory Committee as agreed between such member and the Issuer.

EXHIBIT B-l

Additional Advisory Committee Guidelines

Independent Member

1.          Independent Member Duties.

As an Independent Member of the Advisory Committee, the Member shall:

(a)          serve on the Advisory Committee and attend meetings of the Advisory Committee at such times and places (and/or telephonically or by correspondence or otherwise) as shall be reasonably requested by the Issuer and the Collateral Manager;

(b)          promptly consider certain actions to be taken with respect to certain Restricted Transactions presented by the Collateral Manager (as further described in the Advisory Committee Guidelines);

(c)          in connection with considering Restricted Transactions, promptly review and consider investment memoranda, underwriting analyses and other information presented to the Member on behalf of the Issuer to the Advisory Committee in connection with the foregoing; and

(d)          take such other actions as may be reasonably necessary or advisable in connection with the foregoing;

provided, however, that (i) if the Member believes that the Member or an Affiliate thereof, or any of their respective officers, directors, employees, stockholders, partners, members or managers, has an interest in any Restricted Transaction, the Member shall promptly disclose such interest to the Issuer and the Collateral Manager and shall recuse himself from any consideration of such Restricted Transaction (in each case unless the Collateral Manager and each other member of the Advisory Committee (assuming that at least one such member of the Advisory Committee is an Independent Member and is not affiliated with the Restricted Transaction at issue) shall determine that such interest does not create a disabling conflict) and (ii) if the Member believes that, because of an actual or potential conflict of interest relating to a Restricted Transaction, it would be inappropriate or inadvisable for the Member to receive any Confidential Information (as defined in Paragraph 8 of this Exhibit B-l), the Member shall recuse himself from any consideration of such Restricted Transaction.

2.          Representations and Warranties.

The Member, by its execution of an Advisory Committee Member Acknowledgement and Agreement (the “Acknowledgment and Agreement”), will be deemed to represent and warrant that:

(a)          the Member is Independent of the Collateral Manager (including, for this purpose, an employee, partner, member or director thereof); and

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(b)          the Member has the Requisite Experience (as set forth in the Advisory Committee Guidelines).

If the representations and warranties set forth in this Paragraph 2 shall at any time fail to be true and correct, the Member shall promptly notify the Issuer and the Collateral Manager of that fact and shall immediately resign from the Advisory Committee.

3.          Compensation.

During the Term (as defined in Paragraph 7 of this Exhibit B-l), the Issuer shall pay the Member a per annum fee (the “Fee”) at a rate to be established between the Collateral Manager and the Member, payable on each Payment Date (as defined in the Indenture), subject to the Priority of Payments (as defined in the Indenture). The Fee payable on any specified Payment Date (as defined in the Indenture) shall accrue during each period from and including the preceding Payment Date (or, with respect to the first payment, from and including the date hereof) to but excluding such specified Payment Date (or, if earlier, to but excluding the last day of the Term), calculated on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be. If any Fee is not paid when due as a result of lack of available funds under the Priority of Payments, such Fee shall be deferred and shall be payable on subsequent Payment Dates in accordance with the Priority of Payments.

The Issuer shall reimburse the Member, promptly after demand therefor accompanied by reasonable supporting documentation, for any reasonable authorized expenses incurred in connection with any meetings of or actions by the Advisory Committee.

4.          Exculpation and Indemnification.

(a)          The Member shall not be liable to the Issuer, the Co-Issuer, any holder of the Notes, any holder of the Preferred Shares, any holder of ordinary shares of the Issuer or the Collateral Manager (i) for any losses incurred as a result of the actions taken or omitted to be taken by the Member pursuant to the provisions of this Exhibit B-l or the Advisory Committee Guidelines, except that the Member may be so liable to the extent such losses are the result of acts or omissions constituting willful misconduct, fraud or gross negligence by the Member in the performance of its obligations hereunder or under the Advisory Committee Guidelines or (ii) for the acts or omissions of any other member of the Advisory Committee.

(b)          The Issuer shall indemnify the Member for, and hold the Member harmless against, any loss, liability or expense (including without limitation reasonable attorneys’ fees and expenses) incurred arising out of or in connection with the Member’s service as a member of the Advisory Committee, including the costs and expenses of defense against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (collectively, “Losses”); provided, however, that the Issuer shall not indemnify the Member for any Losses incurred as a result of acts or omissions constituting willful misconduct, fraud or gross negligence by the Member in the performance of its obligations hereunder or under the Advisory Committee Guidelines.

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(c)          If any action shall be instituted involving the Member for which indemnification hereunder may be applicable, such Member shall promptly notify the Issuer and the Collateral Manager in writing and the Issuer shall have the right to retain counsel reasonably satisfactory to the Issuer and the Collateral Manager to represent the Member and any others the Issuer may designate In such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, the Member shall have the right to retain individual counsel, but the fees and expenses of such counsel shall be at the expense of the Member unless (i) the Issuer and the Member shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include the Member and the Issuer and representation of all such parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Issuer shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for the Member and any other members of the Advisory Committee, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. The Issuer shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Issuer agrees, subject to the limitations noted herein, to indemnify the Member from and against any loss or liability by reason of such settlement or judgment. The Issuer shall not, without the prior written consent of the Member, effect any settlement of any pending or threatened proceeding in respect of which the Member is or is likely to have been a party, unless such settlement includes an unconditional release of the Member from all liability on claims that are the subject matter of such proceeding. Notwithstanding the foregoing, if any person shall pay the Member any amount of indemnification pursuant to this Paragraph 4, such person shall succeed to the rights of the Issuer, to the exclusion of the Issuer, set forth in this Paragraph 4(c) (including, but not limited to, the right of the Issuer to retain counsel to represent the Member in any related proceeding and to effect any settlement of any related pending or threatened proceeding).

5.          Notices.

All notices, requests, consents, approvals and other communications required or permitted to be given or delivered hereunder shall be in writing (which shall include notice by telecopy or like transmission) and shall be deemed to have been given when delivered personally against receipt, upon receipt of a transmitted confirmation if sent by telecopy or like transmission, or on the next business day when sent by overnight courier or similar service, if addressed to the respective parties as follows:

If to the Issuer, to:

Gramercy Real Estate CDO 2005-1, Ltd.

c/o MaplesFS Limited

Queensgate House

P.O. Box 1093 GT

South Church Street

George Town

Grand Cayman, Cayman Islands

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Telephone: + 1 345 945-7100

Fax: + 1 (345) 945-7099

Attention: The Directors

with a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Charles Spetka

Facsimile: (301) 255-4874

with a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Legal Department

Facsimile: (301) 255-4874

If to the Member, to the address set forth on the Acknowledgement and Agreement,

or to such other address or telephone number as either party shall have specified by notice in writing to the other party; provided, however, that any such notice of change of address or facsimile number shall be effective only upon receipt.

6.          Monthly Reports.

The Issuer shall provide or cause to be provided to the Member a copy of each Monthly Report (as defined in the Indenture), substantially and contemporaneously with its delivery to the Rating Agencies (as defined in the Indenture) under the Indenture.

7.          Term; Termination.

(a)          The Member’s term as an Independent Member of the Advisory Committee (the “Term”) shall commence on the date of its execution of the Acknowledgement and Agreement and shall continue until the earlier of: (i) the liquidation and winding-up of the Issuer; (ii) the payment in full of all Notes; (iii) the death of the Member; and (iv) the effective date of any resignation or removal of the Member as an Independent Member of the Advisory Committee as provided in this Paragraph 7.

(b)          The Member shall have the right to resign as a member of the Advisory Committee at any time upon 10 days’ prior written notice to the Issuer, except that any resignation pursuant to Paragraph 2 shall be effective immediately. The Collateral Manager shall have the right to appoint an Independent Member to replace any Independent Member that resigns.

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(c)          The holders of 66 2/3%, by outstanding principal amount, of each Class of Notes voting as a separate Class (excluding any Notes held by the Collateral Manager, any of its Affiliates or any funds (other than the Issuer) managed by the Collateral Manager or its Affiliates) shall have the right to remove the Member for “cause.” For this purpose, “cause” shall mean: (i) the Member’s breach of any material provisions hereof and its failure to cure such breach within ninety (90) days after the first to occur of (x) notice of such failure is given to the Member and (y) the Member has actual knowledge of such breach; (ii) an act by the Member that constitutes fraud or criminal activity in the performance of its obligations hereunder or the Member is indicted of a felony offense or other crime involving an investment or investment-related business, fraud, false statements or omissions, wrongful taking of property, bribery, forgery, counterfeiting or extortion, in a court of competent jurisdiction (including the entry of a guilty or nolo contendere plea) or (iii) the Member becomes affiliated with the Collateral Manager or any affiliate of the Collateral Manager.

(d)          The Member also shall be subject to immediate removal from the Committee for “cause” by the Collateral Manager. For purposes of this Paragraph 9(d), “cause” shall mean: (i) each of the events listed in clauses (i) through (iii) of the definition of “cause” in Paragraph 9(c) above; (ii) the Member’s failure to substantially perform its duties hereunder and/or under the Advisory Committee Guidelines; (iii) any of the Member’s representations and warranties set forth in Paragraph 2 hereof becomes untrue; or (iv) the Member fails to respond to a notice provided by the Collateral Manager with respect to a Restricted Transaction within five business days after such notice or if the Member is not available to consider a Restricted Transaction within five business days after such notice.

If the Member’s Term is terminated pursuant to this Paragraph 7, such termination shall be without any further liability or obligation of either party to the other, except that any liability or obligation of either party under Paragraph 3 or 4 shall survive the termination of such Member.

8.          Confidentiality. The Member may receive certain information from the Collateral Manager and/or the Issuer in connection with its service as a member of the Advisory Committee. The Member agrees, as set forth in this Paragraph 10, to treat confidentially any Confidential Material (as defined below).

(a)          “Confidential Material” means any non-public, confidential or proprietary information that is or has been provided by the Collateral Manager or the Issuer to the Member or the Member’s employees, attorneys, accountants, advisors or other authorized representatives (collectively, “Representatives”) in connection with the Member’s service on the Advisory Committee, regardless of the form in which such information is communicated or maintained, and all notes, reports, analyses, compilations, studies, files or other documents or material, whether prepared by the Member or others, which are based on, contain or otherwise reflect such information. However, “Confidential Material” does not include any information that (i) at the time of disclosure or thereafter is generally available to and known by the public (other than as a result of a disclosure in violation of this Paragraph 10 directly or indirectly by the Member or the Member’s Representatives), (ii) was available to the Member on a non-confidential basis from a source other than the Collateral Manager or the Issuer or its advisors, or (iii) was independently acquired or developed by the Member without violating any provision of this Paragraph 10.

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(b)          The Member agrees that all Confidential Material shall be kept confidential by the Member and, except with the specific prior written consent of the Issuer and the Collateral Manager or as expressly otherwise permitted by the terms hereof, will not be disclosed by the Member to any person, other than any of the Member’s Representatives that need to know such information solely for the purpose of the Member’s service on the Advisory Committee (it being understood that, before disclosing the Confidential Material or any portion thereof to such Representatives, the Member shall inform such Representatives of the confidential nature of the Confidential Material and the restrictions related thereto). The Member agrees to be responsible for any breach of this Paragraph 10 by the Member’s Representatives. The Member further agrees that the Member shall not use Confidential Material for any reason or purpose other than in connection with its service on the Advisory Committee. In addition, without the prior written consent of the Issuer and the Collateral Manager, the Member agrees not to disclose to any person, other than the Member’s Representatives that need to know such information in connection with the Member’s service on the Advisory Committee, the fact that Confidential Material has been made available to the Member or that the Member is considering any investment presented to it by the Collateral Manager on behalf of the Issuer.

(c)          If the Member is requested or required, by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process, to disclose Confidential Material, the Member shall provide the Issuer and the Collateral Manager with prompt notice of such event so that the Issuer and/or the Collateral Manager may seek a protective order or other appropriate remedy or waive compliance with the applicable provisions of this Paragraph 10 by the Member. If the Issuer or the Collateral Manager determines to seek such protective order or other remedy, the Member shall cooperate with the Issuer or the Collateral Manager in seeking such protective order or other remedy. If neither the Issuer nor the Collateral Manager is able to seek such protective order or other remedy, the Member shall seek it as directed by the Issuer or the Collateral Manager. If such protective order or other remedy is not obtained and disclosure of Confidential Material is required, or the Issuer grants a waiver hereunder, the Member (i) may furnish that portion (and only that portion) of the Confidential Material which the Member is legally required to disclose and (ii) will exercise reasonable best efforts to have confidential treatment afforded any Confidential Material so furnished.

(d)          Upon the termination hereof or upon the written request of the Issuer or the Collateral Manager at any time, the Member shall promptly deliver or cause to be delivered to the Issuer or the Collateral Manager or to a person designated by the Issuer or the Collateral Manager (or will destroy, with such destruction to be certified to the Issuer and the Collateral Manager) all documents or other matter furnished to the Member by or on behalf of the Issuer or the Collateral Manager constituting Confidential Material, together with all copies thereof in the possession of the Member. In such event, all other documents or other matter constituting Confidential Material prepared by the Member will be destroyed, with any such destruction certified to the Issuer and the Collateral Manager.

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9.          Limited Recourse.

Notwithstanding any other provision hereof, the Member acknowledges and agrees that he shall have recourse only to the Assets in respect of any claim, action, demand or right arising in respect of, or against, the Issuer and following realization of the Assets, any claims of the Member against the Issuer shall be extinguished and shall not thereafter revive. Notwithstanding any other provision hereof or in the Indenture, no member of the Advisory Committee or any Affiliate thereof shall be personally liable to the Member for any amounts payable, or performance due, by the Issuer hereunder. This provision shall survive termination of the Term.

10.         Non-Petition.

The Member agrees that, before the date that is one year and one day after the payment in full of all Notes, or if longer, the expiration of the then applicable preference period plus one day, the Member shall not acquiesce, petition, join any other Person in any petition or otherwise invoke or cause any other Person to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law of any jurisdiction or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Issuer. This provision shall survive termination of the Term.

11.         Amendments.

The provisions of this Exhibit B-l may be amended only by an instrument in writing signed by the Issuer and the Member and consented to by the Collateral Manager.

12.         Third Parties.

Nothing herein, expressed or implied, shall give to any person, other than the Issuer, the Member and the Collateral Manager, any benefit or any legal or equitable right, remedy or claim hereunder.

13.         Third Party Beneficiary.

Each of the Issuer and the Member agrees that the Collateral Manager is, and that it is intended that the Collateral Manager be afforded all the benefits of, an express third-party beneficiary in respect of the provisions hereof.

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EXHIBIT B-2

Additional Advisory Committee Guidelines
Affiliated Member

1.          Affiliated Member Duties.

As an Affiliated Member of the Advisory Committee, the Member shall:

(a)          serve on the Advisory Committee and attend meetings of the Advisory Committee at such times and places (and/or telephonically or by correspondence or otherwise) as shall be reasonably requested by the Issuer and the Collateral Manager;

(b)          promptly consider certain actions to be taken with respect to certain Restricted Transactions presented by the Collateral Manager (as further described in the Advisory Committee Guidelines);

(c)          in connection with considering Restricted Transactions, promptly review and consider investment memoranda, underwriting analyses and other information presented to the Member on behalf of the Issuer to the Advisory Committee in connection with the foregoing; and

(d)          take such other actions as may be reasonably necessary or advisable in connection with the foregoing;

provided, however, that (i) if the Member believes that the Member or an Affiliate thereof, or any of their respective officers, directors, employees, stockholders, partners, members or managers, has an interest in any Restricted Transaction, the Member shall promptly disclose such interest to the Issuer and the Collateral Manager and shall recuse himself from any consideration of such Restricted Transaction (in each case unless the Collateral Manager and each other member of the Advisory Committee (assuming that at least one such member of the Advisory Committee is an Independent Member and is not affiliated with the Restricted Transaction at issue) shall determine that such interest does not create a disabling conflict) and (ii) if the Member believes that, because of an actual or potential conflict of interest relating to a Restricted Transaction, it would be inappropriate or inadvisable for the Member to receive any confidential information related to such Restricted Transaction, the Member shall recuse himself from any consideration of such Restricted Transaction.

2.          Representations and Warranties.

The Member, by its execution of an Advisory Committee Member Acknowledgement and Agreement (the “Acknowledgment and Agreement”), will be deemed to represent and warrant that the Member has the Requisite Experience (as set forth in the Advisory Committee Guidelines).

If the representations and warranties set forth in this Paragraph 2 shall at any time fail to be true and correct, the Member shall promptly notify the Issuer and the Collateral Manager of that fact and shall immediately resign from the Advisory Committee.

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3.            Exculpation and Indemnification.

(a)          The Member shall not be liable to the Issuer, the Co-Issuer, any holder of the Notes, any holder of the Preferred Shares, any holder of ordinary shares of the Issuer or the Collateral Manager (i) for any losses incurred as a result of the actions taken or omitted to be taken by the Member pursuant to the provisions of this Exhibit B-2 or the Advisory Committee Guidelines, except that the Member may be so liable to the extent such losses are the result of acts or omissions constituting willful misconduct, fraud or gross negligence by the Member in the performance of its obligations hereunder or under the Advisory Committee Guidelines or (ii) for the acts or omissions of any other member of the Advisory Committee.

(b)          The Issuer shall indemnify the Member for, and hold the Member harmless against, any loss, liability or expense (including without limitation reasonable attorneys’ fees and expenses) incurred arising out of or in connection with the Member’s service as a member of the Advisory Committee, including the costs and expenses of defense against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (collectively, “Losses”); provided, however, that the Issuer shall not indemnify the Member for any Losses incurred as a result of acts or omissions constituting willful misconduct, fraud or gross negligence by the Member in the performance of its obligations hereunder or under the Advisory Committee Guidelines.

(c)          If any action shall be instituted involving the Member for which indemnification hereunder may be applicable, such Member shall promptly notify the Issuer and the Collateral Manager in writing and the Issuer shall have the right to retain counsel reasonably satisfactory to the Issuer and the Collateral Manager to represent the Member and any others the Issuer may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, the Member shall have the right to retain individual counsel, but the fees and expenses of such counsel shall be at the expense of the Member unless (i) the Issuer and the Member shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include the Member and the Issuer and representation of all such parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Issuer shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for the Member and any other members of the Advisory Committee, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. The Issuer shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Issuer agrees, subject to the limitations noted herein, to indemnify the Member from and against any loss or liability by reason of such settlement or judgment. The Issuer shall not, without the prior written consent of the Member, effect any settlement of any pending or threatened proceeding in respect of which the Member is or is likely to have been a party, unless such settlement includes an unconditional release of the Member from all liability on claims that are the subject matter of such proceeding.

Notwithstanding the foregoing, if any person shall pay the Member any amount of indemnification pursuant to this Paragraph 3, such person shall succeed to the rights of the Issuer, to the exclusion of the Issuer, set forth in this Paragraph 3(c) (including, but not limited to, the right of the Issuer to retain counsel to represent the Member in any related proceeding and to effect any settlement of any related pending or threatened proceeding).

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4.          Notices.

All notices, requests, consents, approvals and other communications required or permitted to be given or delivered hereunder shall be in writing (which shall include notice by telecopy or like transmission) and shall be deemed to have been given when delivered personally against receipt, upon receipt of a transmitted confirmation if sent by telecopy or like transmission, or on the next business day when sent by overnight courier or similar service, if addressed to the respective parties as follows:

If to the Issuer, to:

Gramercy Real Estate CDO 2005-1, Ltd.

c/o MaplesFS Limited

Queensgate House

P.O. Box 1093 GT

South Church Street

George Town

Telephone: + 1 345 945-7100

Fax: +1 (345)945-7099

Attention: The Directors

with a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Charles Spetka

Facsimile: (301) 255-4874

with a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Legal Department

Facsimile: (301) 255-4874

If to the Member, to the address set forth on the Acknowledgement and Agreement,

or to such other address or telephone number as either party shall have specified by notice in writing to the other party; provided, however, that any such notice of change of address or facsimile number shall be effective only upon receipt.

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5.          Monthly Reports.

The Issuer shall provide or cause to be provided to the Member a copy of each Monthly Report (as defined in the Indenture), substantially and contemporaneously with its delivery to the Rating Agencies (as defined in the Indenture) under the Indenture.

6.          Term; Termination.

(a)         The Member’s term as a Member of the Advisory Committee (the “Term”) shall commence on the date of its execution of the Acknowledgement and Agreement and shall continue until the earlier of: (i) the liquidation and winding-up of the Issuer; (ii) the payment in full of all Notes; (iii) the death of the Member; and (iv) the effective date of any resignation or removal of the Member as an Affiliated Member of the Advisory Committee as provided in this Paragraph 6.

(b)         The Member shall have the right to resign as a member of the Advisory Committee at any time upon 10 days’ prior written notice to the Issuer, except that any resignation pursuant to Paragraph 2 shall be effective immediately. The Collateral Manager shall have the right to appoint a Member to replace any Member that resigns.

(c)         The holders of 66 2/3%, by outstanding principal amount, of each Class of Notes voting as a separate Class (excluding any Notes held by the Collateral Manager, any of its Affiliates or any funds (other than the Issuer) managed by the Collateral Manager or its Affiliates) shall have the right to remove the Member for “cause.” For this purpose, “cause” shall mean: (i) the Member’s breach of any material provisions hereof and its failure to cure such breach within ninety (90) days after the first to occur of (x) notice of such failure is given to the Member and (y) the Member has actual knowledge of such breach; or (ii) an act by the Member that constitutes fraud or criminal activity in the performance of its obligations hereunder or the Member is convicted of a felony offense or other crime involving an investment or investment-related business, fraud, false statements or omissions, wrongful taking of property, bribery, forgery, counterfeiting or extortion, in a court of competent jurisdiction (including the entry of a guilty or nolo contendere plea). Any replacement Affiliated Member shall be appointed by the Collateral Manager.

(d)          The Collateral Manager will have the right to remove any Affiliated Member at any time in its sole discretion (with or without cause), and such removal will not be subject to the appointment of any successor Affiliated Member.

If the Member’s Term is terminated pursuant to this Paragraph 6, such termination shall be without any further liability or obligation of either party to the other, except that any liability or obligation of either party under Paragraph 3 shall survive the termination of such Member.

7.          Limited Recourse.

Notwithstanding any other provision hereof, the Member acknowledges and agrees that he shall have recourse only to the Assets in respect of any claim, action, demand or right arising in respect of, or against, the Issuer and following realization of the Assets, any claims of the Member against the Issuer shall be extinguished and shall not thereafter revive. Notwithstanding any other provision hereof or in the Indenture, no member of the Advisory Committee or any Affiliate thereof shall be personally liable to the Member for any amounts payable, or performance due, by the Issuer hereunder. This provision shall survive termination of the Term.

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8.          Non-Petition.

The Member agrees that, before the date that is one year and one day after the payment in full of all Notes, or if longer, the expiration of the then applicable preference period plus one day, the Member shall not acquiesce, petition, join any other Person in any petition or otherwise invoke or cause any other Person to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law of any jurisdiction or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Issuer. This provision shall survive termination of the Term.

9.          Amendments.

The provisions of this Exhibit B-2 may be amended only by an instrument in writing signed by the Issuer and the Member and consented to by the Collateral Manager.

10.         Third Parties.

Nothing herein, expressed or implied, shall give to any person, other than the Issuer, the Member and the Collateral Manager, any benefit or any legal or equitable right, remedy or claim hereunder.

11.         Third Party Beneficiary.

Each of the Issuer and the Member agrees that the Collateral Manager is, and that it is intended that the Collateral Manager be afforded all the benefits of, an express third-party beneficiary in respect of the provisions hereof.

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AMENDED AND RESTATED COLLATERAL MANAGEMENT AGREEMENT

This Amended and Restated Collateral Management Agreement, dated as of [●], 2013 (this “Agreement”), is entered into by and between GRAMERCY REAL ESTATE CDO 2006-1, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (together with successors and assigns permitted hereunder, the “Issuer”), and CWCAPITAL INVESTMENTS LLC, a limited liability company organized under the laws of the Commonwealth of Massachusetts (“CWCI” and together with its successors and assigns, the “Collateral Manager”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the indenture, dated as of August 24, 2006 (as amended to the date hereof, the “Indenture”), by and among the Issuer, Gramercy Real Estate CDO 2006-1 LLC, as co-issuer (the “Co-Issuer”), Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar, and CWCapital Investments LLC, as advancing agent.

WHEREAS, the Issuer appointed GKK Manager LLC (“GKKM”) as the Collateral Manager pursuant to a Collateral Management Agreement dated as of August 24, 2006 (the “Original CMA”), to perform certain duties and services with respect to the Assets;

WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of the date hereof (the “A&A Agreement”), GKKM has assigned to CWCI all of its rights and obligations as Collateral Manager under the Original CMA, with effect as of the date hereof, pursuant to the terms of the A&A Agreement;

WHEREAS, the Collateral Manager and the Issuer desire to amend and restate the Agreement to make certain limited changes;

WHEREAS, Rating Agency Condition with respect to each Rating Agency has been satisfied in connection with CWCI becoming the Collateral Manager;

WHEREAS, each of the Issuer and the Collateral Manager wish to enter into this Agreement pursuant to which the Collateral Manager agrees to perform, on behalf of the Issuer, on and after the date hereof, certain duties and services with respect to the Assets in the manner and on the terms set forth herein, and the Collateral Manager has the capacity to provide the services required hereby and is prepared to perform such services upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree to amend and restate the Original CMA and agree as follows:

1.            Management Services. The Collateral Manager is hereby appointed as the Issuer’s exclusive agent to provide the Issuer with certain services in relation to the Assets specified herein and in the Indenture. Accordingly, the Collateral Manager accepts such appointment and shall provide the Issuer with the following services (in accordance with all applicable requirements of the Indenture, the CDO Servicing Agreement and this Agreement, including, without limitation, the Collateral Manager Servicing Standard, as applicable):

(a)          determining specific Collateral Debt Securities to be purchased or Collateral Debt Securities to be sold and the timing of such purchases and sales, in each case, as permitted by the Indenture;

(b)          determining specific Eligible Investments to be purchased or sold and the timing of such purchases and sales, in each case, as permitted by the Indenture;

(c)          effecting or directing the purchase of Collateral Debt Securities and Eligible Investments, effecting or directing the sale of Collateral Debt Securities and Eligible Investments, and directing the investment or reinvestment of proceeds therefrom, in each case as permitted by the Indenture;

(d)          negotiating with the issuers of Collateral Debt Securities as to proposed modifications or waivers of the documentation governing such Collateral Debt Securities as permitted under the Indenture;

(e)          subject to the applicable provisions of the Asset Servicing Agreement, taking action, or advising the Trustee with respect to actions to be taken, with respect to the Issuer’s exercise of any rights (including, without limitation, voting rights, tender rights and rights arising in connection with the bankruptcy or insolvency of an issuer or the consensual or non-judicial restructuring of the debt or equity of an issuer) or remedies in connection with the Collateral Debt Securities and Eligible Investments, as provided in the related Underlying Instruments including in connection with an Offer or a default, and participating in the committees or other groups formed by creditors of an issuer, or taking any other action with respect to Collateral Debt Securities and Eligible Investments which the Collateral Manager determines in the reasonable exercise of the Collateral Manager’s business judgment is in the best interests of the Noteholders in accordance with, and as permitted by, the terms of the Indenture, any servicing agreement and this Agreement,

(f)           consulting with the Rating Agencies at such times as may be reasonably requested by the Rating Agencies and providing the Rating Agencies with any information reasonably requested in connection with the Rating Agencies’ maintenance of their ratings of the Notes and their assigning credit indicators to prospective Collateral Debt Securities, if applicable;

(g)          determining whether specific Collateral Debt Securities are Credit Risk Securities Defaulted Securities or Written Down Securities and determining whether such Collateral Debt Securities, and any other Collateral Debt Securities that are permitted or required to be sold pursuant to the Indenture, should be sold, and directing the Trustee to effect a disposition of any such Collateral Debt Securities, subject to, and in accordance with the terms and conditions of the Indenture;

(h)          (i) monitoring the Assets on an ongoing basis and (ii) providing or causing to be provided to the Issuer and/or the other applicable parties specified in the Indenture all reports schedules and certificates which relate to the Assets and which the Issuer is required to prepare and deliver under the Indenture, which are not prepared and delivered by the Trustee, on behalf of the Issuer, under the Indenture, in the form and containing all information required thereby (including, in the case of the Monthly Reports and the Notes Valuation Reports, providing the information to the Trustee as specified in Sections 10.9(c) and 10.9(e) of the Indenture in sufficient time for the Trustee to prepare the Monthly Report and the Notes Valuation Report) and, if applicable, in sufficient time for the Issuer to review such required reports and schedules and to deliver them to the parties entitled thereto under the Indenture;

(i)           managing the Issuer’s Collateral Debt Securities and Eligible Investments in accordance with the Indenture, including the limitations relating to the Eligibility Criteria, the Coverage Tests, the Collateral Quality Tests, the Reinvestment Criteria and the other requirements of the Indenture and this Agreement, and, subject to the Asset Servicing Agreement, taking any action that the Collateral Manager deems appropriate and consistent with the Indenture, the Collateral Manager Servicing Standard and the standard of care set forth herein with respect to any portion of the Assets that does not constitute Collateral Debt Securities or Eligible Investments as required or permitted by the Indenture;

(j)           monitoring all Hedge Agreements and determining whether and when the Issuer should exercise any rights available under any Hedge Agreement, and causing the Issuer to enter into additional or replacement Hedge Agreements or terminating (in part or in whole) existing Hedge Agreements, in each case, in accordance with the Indenture and the terms of such Hedge Agreements;

(k)          providing notification promptly, in writing, to the Trustee and the Issuer upon receiving actual notice that a Collateral Debt Security is subject to an Offer or has become a Defaulted Security, a Written Down Security or a Credit Risk Security;

(l)           providing notification promptly, in writing, to the Trustee and the Issuer upon becoming actually aware of a Default or an Event of Default under the Indenture;

(m)         determining (subject to the Indenture) whether, in light of the composition of Collateral Debt Securities, general market conditions and other factors considered pertinent by the Collateral Manager, investments in additional Collateral Debt Securities would, at any time during the Reinvestment Period, either be impractical or not beneficial to the Holders of the Preferred Shares;

(n)          if the Collateral Manager elects to amortize the Notes pursuant to and in accordance with Section 9.7 of the Indenture, providing notification, in writing, to the Trustee, the Issuer, the Co-Issuer and each Hedge Counterparty of (A) such election and (B) the amount of such proceeds that will be used to so amortize the Notes;

(o)          taking reasonable action on behalf of the Issuer to effect any Optional Redemption, any Tax Redemption, any Auction Call Redemption or any Clean-up Call in accordance with the Indenture;

(p)          on the Stated Maturity of the Notes, or in connection with any Optional Redemption, any Tax Redemption, any Auction Call Redemption or any Clean-up Call, liquidating any remaining Hedge Agreement with the terms thereof and the Indenture;

(q)          monitoring the ratings of the Collateral Debt Securities and the Issuer’s compliance with the covenants by the Issuer in the Indenture;

(r)          assisting the Issuer in (i) taking any action in order to effect and/or maintain the listing of any of the Notes on the Irish Stock Exchange or (ii) obtaining any waiver from the Irish Stock Exchange, or (iii) providing other information related to the Issuer that is reasonably available to the Collateral Manager, in each case, when specifically requested by the Irish Stock Exchange;

(s)          complying with such other duties and responsibilities as may be specifically required of the Collateral Manager by the Indenture or this Agreement;

(t)          complying in all material respects with the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Issuer;

(u)          in order to render the Securities eligible for resale pursuant to Rule 144A under the Securities Act, while any of such Securities remain outstanding, making available, upon request, to any Holder or prospective purchaser of such Securities, additional information regarding the Issuer and the Assets if such information is reasonably available to the Collateral Manager and constitutes Rule 144A Information required to be furnished by the Issuer pursuant to Section 7.13 of the Indenture, unless the Issuer furnishes information to the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13 or Section 15(d) of the Exchange Act;

(v)         upon reasonable request, assisting the Trustee or the Issuer with respect to such actions to be taken after the Closing Date, as is necessary to maintain the clearing and transfer of the Notes through DTC and Euroclear; and

(w)         in accordance with the Collateral Manager Servicing Standard, enforcing the rights of the Issuer as holder of the Collateral Debt Securities, including, without limitation, taking such action as is necessary to enforce the Issuer’s rights with respect to remedies related to breaches of representations, warranties or covenants in the Underlying Instruments for the benefit of the Issuer.

In furtherance of the foregoing, the Issuer hereby appoints the Collateral Manager the Issuer’s true and lawful agent and attorney-in-fact, with full power of substitution and full authority in the Issuer’s name, place and stead and without any necessary further approval of the Issuer in connection with the performance of the Collateral Manager’s duties provided for in this Agreement, including the following powers: (i) in accordance with the terms and conditions of the Indenture and this Agreement, to buy, sell, exchange, convert and otherwise trade Collateral Debt Securities and Eligible Investments, and (ii) to execute (under hand, under seal or as a deed) and deliver all necessary and appropriate documents and instruments on behalf of the Issuer to the extent necessary or appropriate to perform the services referred to in (a) through (w) above of this Section 1 and under the Indenture. The foregoing power of attorney is a continuing power, coupled with an interest, and shall remain in full force and effect until revoked by the Issuer in writing by virtue of the termination of this Agreement pursuant to Section 12 hereof or an assignment of this Agreement pursuant to Section 17 hereof; provided that any such revocation shall not affect any transaction initiated prior to such revocation. Nevertheless, if so requested by the Collateral Manager, a purchaser of a Collateral Debt Security or Eligible Investment or a Hedge Counterparty, the Issuer shall ratify and confirm any such sale or other disposition by executing and delivering to the Collateral Manager, such purchaser or such Hedge Counterparty all proper bills of sale, assignments, releases and other instruments as may be designated in any such request.

The Collateral Manager does not hereby guarantee that sufficient funds will be available on each Payment Date to satisfy any such payment obligations. The Collateral Manager shall perform its obligations hereunder and under the Indenture with reasonable care and in good faith, using a degree of skill and attention no less than that which it (a) exercises with respect to comparable assets that it manages for itself and (b) exercises with respect to comparable assets that it manages for others, and in a manner consistent with the practices and procedures then in effect followed by reasonable and prudent institutional managers of national standing relating to assets of the nature and character of the Assets, except as expressly provided in this Agreement or in the Indenture. In addition, the Collateral Manager shall use commercially reasonable efforts to ensure that directions to the Trustee with respect to the purchase of Eligible Investments are made by the Collateral Manager only if, in the Collateral Manager’s commercially reasonable judgment at the time of such direction, payment at settlement in respect of any such purchase could be made without any breach or violation of, or default under, the terms of the Indenture or this Agreement. The Collateral Manager shall comply with and perform all the duties and functions that have been specifically delegated to the Collateral Manager under the Indenture. The Collateral Manager shall be bound to follow any amendment, supplement or modification to the Indenture of which it has received written notice at least ten (10) Business Days prior to the execution and delivery thereof by the parties thereto; provided, however, that, with respect to any amendment, supplement, modification or waiver to the Indenture which may affect the Collateral Manager, the Collateral Manager shall not be bound thereby (and the Issuer agrees that it will not permit any such amendment, supplement, modification or waiver to become effective) unless the Collateral Manager has been given prior written notice thereof and gives its written consent thereto (which consent shall not be unreasonably withheld) to the Trustee and the Issuer prior to the effectiveness thereof.

The Collateral Manager shall take all actions reasonably requested by the Trustee to facilitate the perfection of the Trustee’s security interest in the Assets pursuant to the Indenture.

Notwithstanding anything contained herein to the contrary, (i) any cash advance the Collateral Manager makes with respect to cure payments and actions taken in connection therewith and (ii) any voting, consent, consultation or control rights exercised by the Collateral Manager with respect to a Collateral Debt Security that is a B Note, Participation or junior interest in a Mezzanine Loan, in each case, shall be subject to the applicable provisions of the Asset Servicing Agreement.

2.           Delegation of Duties. The Collateral Manager may delegate to third parties (including its Affiliates) which it shall select with reasonable care, and employ third parties to execute any or all of the duties assigned to the Collateral Manager hereunder; provided, however, that (i) the Collateral Manager shall not be relieved of any of its duties or obligations hereunder as a result of such delegation to or employment of third parties, (ii) the Collateral Manager shall be solely responsible for the fees and expenses payable to any such third party, except as set forth in Section 6 hereof, and (iii) such delegation does not constitute an “assignment” under the Advisers Act.

3.            Purchase and Sale Transactions; Brokerage.

(a)          The Collateral Manager shall seek to obtain the best overall terms for all orders placed with respect to the Assets, considering all reasonable circumstances, including, if applicable, the conditions or terms of early redemption of the Securities, it being understood that the Collateral Manager has no obligation to obtain the lowest prices available. Subject to the foregoing objective, the Collateral Manager may take into consideration all factors the Collateral Manager reasonably determines to be relevant, including, without limitation, timing, general relevant trends and research and other brokerage services and support equipment and services related thereto furnished to the Collateral Manager or its Affiliates by brokers and dealers in compliance with Section 28(e) of the Exchange Act or, if Section 28(e) of the Exchange Act is not applicable, in accordance with the provisions set forth herein. Such services may be used in connection with the other advisory activities or investment operations of the Collateral Manager and/or its Affiliates. In addition, the Collateral Manager may take into account available prices, rates of brokerage commissions and size and difficulty of the order, in addition to other relevant factors (such as, without limitation, execution capabilities, reliability (based on total trading rather than individual trading), integrity, financial condition in general, execution and operational capabilities of competing brokers and/or dealers, and the value of the ongoing relationship with such brokers and/or dealers), without having to demonstrate that such factors are of a direct benefit to the Issuer in any specific transaction. The Issuer acknowledges and agrees that (i) the determination by the Collateral Manager of any benefit to the Issuer is subjective and represents the Collateral Manager’s evaluation at the time that the Issuer will be benefited by relatively better purchase or sales prices, lower brokerage commissions and beneficial timing of transactions or a combination of any of these and/or other factors and (ii) the Collateral Manager shall be fully protected with respect to any such determination to the extent the Collateral Manager acts in good faith, and in accordance with the Collateral Manager Servicing Standard and in accordance with the standard of care set forth in Section 1 hereof, and without gross negligence, willful misconduct or reckless disregard of the obligations of the Issuer hereunder or under the terms of the Indenture.

The Collateral Manager may aggregate sales and purchase orders of securities placed with respect to the Assets with similar orders being made simultaneously for other accounts managed by the Collateral Manager or with accounts of the Affiliates of the Collateral Manager if, in the Collateral Manager’s sole judgment, exercised in good faith, such aggregation will not have an adverse effect on the Issuer. When any such aggregate sales or purchase orders occur, the objective of the Collateral Manager (and any of its Affiliates involved in such transactions) shall be to allocate the executions among the accounts in a manner fair and equitable to all such accounts and generally to seek to allocate securities available for investment to all such accounts pro rata in proportion to the optimum amount sought by the Collateral Manager for each respective account. In connection with the foregoing, the objective of the Collateral Manager shall be to allocate investment opportunities and the purchases or sales of instruments in a manner believed by the Collateral Manager, in good faith, taking into account the Collateral Manager’s Servicing Standard and in accordance with the standard of care set forth in Section 1 hereof, to be fair and equitable.

In connection with any purchase of a portfolio of assets other than securities, the objective of the Collateral Manager shall be to allocate such assets (and the aggregate purchase price paid for such assets) among the Collateral Manager’s clients (including the Issuer) in a manner believed by the Collateral Manager to be fair and equitable. The Issuer acknowledges and agrees that the Collateral Manager shall be fully protected with respect to any such allocation to the extent the Collateral Manager acts in good faith, taking into account the Collateral Manager’s Servicing Standard and in accordance with the standard of care set forth in Section 1 hereof, and without gross negligence, willful misconduct or reckless disregard of the obligations of the Issuer hereunder or under the terms of the Indenture.

All purchases and sales of Eligible Investments and Collateral Debt Securities by the Collateral Manager on behalf of the Issuer shall be conducted in compliance with all applicable laws (including, without limitation, Section 206(3) of the Advisers Act) and the terms of the Indenture After (and excluding) the Closing Date, the Collateral Manager shall cause any purchase or sale of any Collateral Debt Security or Eligible Investment to be conducted on an arm’s-length basis or, if applicable, in compliance with Section 3(b) hereof.

(b)          The Collateral Manager, subject to and in accordance with the terms and conditions of the Indenture, may effect direct trades between the Issuer and the Collateral Manager or any of its Affiliates acting as principal or agent (any such transaction, a “Related Party Trade”); provided, however, that a Related Party Trade after (and excluding) the Closing Date other than Credit Risk/Defaulted Security Cash Purchases, sales of property or securities in accordance with the Origination Agreement and sales of Assets pursuant to an auction in connection with an Auction Call Redemption or in connection with a redemption of the Notes pursuant to Article 9 of the Indenture, may be effected only (i) upon disclosure to and with the prior consent of an advisory committee containing at least one member independent from the Collateral Manager (whose affirmative vote will be required to grant such consent) acting as a surrogate for, and in the best interest of, the holders of the Securities that has been appointed from time to time as needed by the Issuer or by the Collateral Manager following the resignation of any member (the “Advisory Committee”) and based on the Advisory Committee’s determination that such transaction is on terms substantially as favorable to the Issuer as would be the case if a such transaction were effected with Persons not so affiliated with the Collateral Manager or any of its Affiliates, (ii) subject to a requirement that the purchase price in respect of any Collateral Debt Security acquired by the Issuer from a Seller pursuant to such a direct trade may not exceed the Principal Balance thereof, plus accrued and unpaid interest thereon (or, in the case of a Preferred Equity Security, all accrued and unpaid dividends or other distributions not attributable to the return of capital by its governing documents) and (iii) if such purchase or sale, as the case may be, is in accordance with the terms of the Indenture. The Advisory Committee, if any, shall be formed subject to the Advisory Committee Guidelines attached hereto as Exhibit A (the “Advisory Committee Guidelines”). The Issuer consents and agrees that, if any transaction relating to the Issuer, including any transaction effected between the Issuer and the Collateral Manager or its Affiliates, shall be subject to the disclosure and consent requirements of Section 206(3) of the Advisers Act, such requirements shall be satisfied with respect to the Issuer and all Holders of the Securities if disclosure shall be given to, and consent obtained from, the Advisory Committee. For avoidance of doubt, it is hereby understood and agreed by the parties hereto that no disclosure to, or consent of, the Advisory Committee shall be required with respect to Credit Risk/Defaulted Security Cash Purchases, sales of property or securities in accordance with the Origination Agreement and sales of Assets pursuant to an auction in connection with an Auction Call Redemption or in connection with a redemption of the Notes pursuant to Article 9 of the Indenture. Notwithstanding the foregoing, to the extent such provisions are determined not to satisfy the requirements of the Advisers Act, the Collateral Manager shall take such actions in connection with any Related Party Trade as will satisfy the requirements of Section 206(3) of the Advisers Act.

4.           Representations and Warranties of the Issuer. The Issuer represents and warrants to the Collateral Manager that:

(a)          the Issuer (i) has been duly incorporated and registered as an exempted company and is validly existing under the laws of the Cayman Islands, (ii) has full power and authority to own the Issuer’s assets and the securities proposed to be owned by the Issuer and included among the Assets and to transact the business for which the Issuer was organized, and (iii) is duly qualified under the laws of each jurisdiction where the Issuer’s ownership or lease of property or the conduct of the Issuer’s business requires or the performance of the Issuer’s obligations under this Agreement and the Indenture would require such qualification, except for failures to be so qualified that would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of the Issuer or the ability of the Issuer to perform its obligations under, or on the validity or enforceability of, this Agreement and the Indenture; the Issuer has full power and authority to execute, deliver and perform the Issuer’s obligations hereunder and thereunder; this Agreement and the Indenture have been duly authorized, executed and delivered by the Issuer and constitute legal, valid and binding agreements enforceable against the Issuer in accordance with their terms except that the enforceability thereof may be subject to (a) bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws now or hereafter in effect relating to creditors’ rights and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(b)          no consent, approval, authorization or order of or declaration or filing with any government, governmental instrumentality or court or other Person is required for the performance by the Issuer of its duties hereunder or under the Indenture, except those that may be required under state securities or “blue sky” laws or the applicable laws of any jurisdiction outside of the United States, and such as have been duly made or obtained;

(c)          neither the execution, delivery and performance of this Agreement or the Indenture nor the performance by the Issuer of its duties hereunder or under the Indenture (i) conflicts with or will violate or result in a default under the Issuer’s Governing Documents or any material contract or agreement to which the Issuer is a party or by which it or its assets may be bound, or any law, decree, order, rule, or regulation applicable to the Issuer of any court or regulatory, administrative or governmental agency, body or authority or arbitrator having jurisdiction over the Issuer or its properties, or (other than as contemplated or permitted by the Indenture) will result in a lien on any of the property of the Issuer and (ii) would have a material adverse effect upon the ability of the Issuer to perform its duties under this Agreement or the Indenture;

(d)          the Issuer and its Affiliates are not in violation of any federal, state or Cayman Islands laws or regulations, and there is no charge, investigation, action, suit or proceeding before or by any court or regulatory agency pending or, to the best knowledge of the Issuer threatened that, in any case, would have a material adverse effect upon the ability of the Issuer to perform its duties under this Agreement or the Indenture;

(e)          the Issuer is not an “investment company” under the Investment Company Act; and

(f)          the assets of the Issuer do not and will not at any time constitute the assets of any plan subject to the fiduciary responsibility provisions of ERISA or of any plan within the meaning of Section 4975(e)(1) of the Code.

5.          Representations and Warranties of the Collateral Manager. The Collateral Manager represents and warrants to the Issuer that:

(a)          the Collateral Manager (i) has been duly organized, is validly existing and is in good standing under the laws of the Commonwealth of Massachusetts, (ii) has full power and authority to own the Collateral Manager’s assets and to transact the business in which it is currently engaged and (iii) is duly qualified and in good standing under the laws of each jurisdiction where the Collateral Manager’s ownership or lease of property or the conduct of the Collateral Manager’s business requires, or the performance of this Agreement and the Indenture would require, such qualification, except for failures to be so qualified that would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of the Collateral Manager or the ability of the Collateral Manager to perform its obligations under, or on the validity or enforceability of, this Agreement and the provisions of the Indenture applicable to the Collateral Manager; the Collateral Manager has full power and authority to execute, deliver and perform this Agreement and the Collateral Manager’s obligations hereunder and the provisions of the Indenture applicable to the Collateral Manager; this Agreement has been duly authorized, executed and delivered by the Collateral Manager and constitutes a legal, valid and binding agreement of the Collateral Manager, enforceable against it in accordance with the terms hereof, except that the enforceability hereof may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(b)          neither the Collateral Manager nor any of its Affiliates is in violation of any federal or state securities law or regulation promulgated thereunder that would have a material adverse effect upon the ability of the Collateral Manager to perform its duties under this Agreement or the Indenture, and there is no charge, investigation, action, suit or proceeding before or by any court or regulatory agency pending or, to the best knowledge of the Collateral Manager, threatened which could reasonably be expected to have a material adverse effect upon the ability of the Collateral Manager to perform its duties under this Agreement or the Indenture;

(c)          neither the execution and delivery of this Agreement nor the performance by the Collateral Manager of its duties hereunder or under the Indenture conflicts with or will violate or result in a breach or violation of any of the terms or provisions of, or constitutes a default under: (i) the limited liability company agreement of the Collateral Manager, (ii) the terms of any indenture, contract, operating agreement, lease, mortgage, deed of trust, note agreement or other evidence of indebtedness or other agreement, obligation, condition, covenant or instrument to which the Collateral Manager is a party or by which the Collateral Manager is bound, (iii) any law, decree, order, rule or regulation applicable to the Collateral Manager of any court or regulatory, administrative or governmental agency, body or authority or arbitrator having jurisdiction over the Collateral Manager or its properties, and which would have, in the case of any of (i), (ii) or (iii) of this subsection (c), either individually or in the aggregate, a material adverse effect on the business, operations, assets or financial condition of the Collateral Manager or the ability of the Collateral Manager to perform its obligations under this Agreement or the Indenture;

(d)          no consent, approval, authorization or order of or declaration or filing with any government, governmental instrumentality or court or other Person is required for the performance by the Collateral Manager of its duties hereunder and under the Indenture, except such as have been duly made or obtained; and

(e)          the Collateral Manager is a registered investment adviser under the Advisers Act.

6.           Expenses. Both parties hereto acknowledge and agree that a portion of the gross proceeds received from the issuance and sale of the Securities will be used to pay certain organizational and structuring fees and expenses of the Co-Issuers, including the legal fees and expenses of counsel to the Collateral Manager. The Collateral Manager shall pay all expenses and costs incurred by it in the course of performing its obligations under this Agreement; provided, however, that the Collateral Manager shall not be liable for, and (subject to the Priority of Payments set forth in the Indenture and to the extent funds are available therefor) the Issuer shall be responsible for the payment of, reasonable expenses and costs (including, without limitation reasonable travel expenses) of (i) independent accountants, consultants and other advisers retained by the Issuer or by the Collateral Manager on behalf of the Issuer in connection with the services provided by the Collateral Manager hereunder, (ii) legal advisers retained by the Issuer or by the Collateral Manager on behalf of the Issuer in connection with the services provided by the Collateral Manager hereunder and (iii) the Collateral Manager (A) to the extent of reasonable expenses disbursed or allocated in valuing the Assets, disbursed or allocated software and technology expenditures relating to the monitoring and administration of the Assets and any other reasonable expenses incurred by the Collateral Manager in connection with matters arising in the performance by the Collateral Manager of its duties under this Agreement and (B) for an allocable share of the cost of certain credit databases used by the Collateral Manager in providing services to the Issuer under this Agreement.

7.           Fees. As compensation for the performance of its obligations as Collateral Manager hereunder and under the Indenture, the Collateral Manager will be entitled to receive (i) a fee, payable quarterly in arrears on each Payment Date in accordance with the Priority of Payments, equal to 0.15% per annum of the Net Outstanding Portfolio Balance (the “Senior Collateral Management Fee”) and (ii) an additional fee, payable quarterly in arrears on each Payment Date in accordance with the Priority of Payments, equal to 0.25% per annum of the Net Outstanding Portfolio Balance (the “Subordinate Collateral Management Fee” and, together with the Senior Collateral Management Fee, the “Collateral Management Fee”). Each Collateral Management Fee will be calculated for each Interest Accrual Period assuming a 360-day year with twelve (12) thirty-day months. The Collateral Management Fee will be calculated based on the Net Outstanding Portfolio Balance as of the first day of the applicable Interest Accrual Period. If on any Payment Date there are insufficient funds to pay such fees (and/or any other amounts due and payable to the Collateral Manager) in full, in accordance with the Priority of Payments, the amount not so paid shall be deferred and such amounts shall be payable on such later Payment Date on which funds are available therefor as provided in the Priority of Payments set forth in the Indenture. Any accrued and unpaid Senior Collateral Management Fee that is deferred due to the operation of the Priority of Payments shall accrue interest at a per annum rate equal to LIBOR in effect for the applicable Interest Accrual Period computed on an actual 360-day basis. Any accrued and unpaid Subordinate Collateral Management Fee that is deferred due to the operation of the Priority of Payments shall accrue interest at a per annum rate equal to LIBOR in effect for the applicable Interest Accrual Period on an actual 360-day basis. Notwithstanding any other provision hereof, the aggregate amount of all accrued but unpaid Subordinate Collateral Management Fee payable on the final Payment Date or, if earlier, following the winding up of the Issuer shall be equal to the lesser of (a) the nominal amount thereof and (b) the amount available for payment under the Priority of Payments. The Collateral Manager hereby agrees not to cause the filing of a petition in bankruptcy against the Issuer for the nonpayment to the Collateral Manager of any amounts due it hereunder except in accordance with Section 18 hereof and, subject to the provisions of Section 12, to continue to serve as Collateral Manager. If this Agreement is terminated pursuant to Section 12 hereof or otherwise, the accrued fees payable to the Collateral Manager shall be prorated for any partial periods between the Payment Dates during which this Agreement was in effect and shall be due and payable on the first Payment Date following the date of such termination, together with all expenses payable to the Collateral Manager in accordance with Section 6 hereof, and subject to the provisions of the Indenture and the Priority of Payments.

8.          Non-Exclusivity. Nothing herein shall prevent the Collateral Manager or any of its Affiliates or any of their officers or directors from engaging in any other businesses or providing investment management, advisory or any other types of services to any Persons, including the Issuer, the Trustee and the Noteholders, to the fullest extent permitted by applicable law; provided, however, that the Collateral Manager may not take any of the foregoing actions which the Collateral Manager knows or reasonably should know would require the Issuer or the pool of Assets to register as an “investment company” under the Investment Company Act.

9.           Conflicts of Interest.

(a)         After (but excluding) the Closing Date and the sales by Affiliates of the Collateral Manager of Collateral Debt Securities to the Issuer on the Closing Date (and except in the case of Credit Risk/Defaulted Security Cash Purchases, sales of property or securities in accordance with the Origination Agreement and sales of Assets pursuant to an auction in connection with an Auction Call Redemption or in connection with a redemption of the Notes pursuant to Article 9 of the Indenture), the Collateral Manager will not cause the Issuer to enter into any transaction with the Collateral Manager or any of its Affiliates as principal, unless the applicable terms and conditions set forth in Section 1 and Section 3(b) are complied with.

(b)          The Collateral Manager shall perform its obligations hereunder in accordance with the requirements of the Advisers Act and the Indenture. The Issuer acknowledges that the Collateral Manager, its Affiliates and funds or accounts for which the Collateral Manager or its Affiliates acts as investment adviser may at times own Notes of one or more Classes. After the Closing Date, the Collateral Manager agrees to provide the Trustee with written notice upon the acquisition or transfer (after, but excluding, the Closing Date) of any Securities held by the Collateral Manager, any of its Affiliates or any fund managed or controlled by the Collateral Manager or any Affiliate thereof.

(c)          Nothing herein shall prevent the Collateral Manager or any of its Affiliates or officers and directors of the Collateral Manager from engaging in other businesses (including financing, purchasing, owning, holding, originating or disposing of any assets or investments), or from rendering services of any kind to the Issuer and its Affiliates, the Trustee, the Holders or any other Person or entity, whether or not any of the foregoing may be competitive with the business of the Issuer or the Co-Issuer so long as the Collateral Manager complies with the standard of care set forth in Section 1 hereof. Without prejudice to the generality of the foregoing, directors, officers, members, partners, employees and agents of the Collateral Manager, Affiliates of the Collateral Manager, and the Collateral Manager may so long as the Collateral Manager complies with the standard of care set forth in Section 1 hereof, subject to the terms and conditions of the Indenture, among other things:

(i)          serve as directors (whether supervisory or managing), officers, employees, partners, members, managers, agents, nominees or signatories for the Issuer or any Affiliate thereof, or for any obligor in respect of any of the Collateral Debt Securities or Eligible Investments, or any of their respective Affiliates, except to the extent prohibited by their respective Underlying Instruments, as from time to time amended; provided that (x) in the reasonable judgment of the Collateral Manager, such activity will not have a material adverse effect on the ability of the Issuer or the Trustee to enforce its respective rights with respect to any Assets and (y) nothing in this paragraph shall be deemed to limit the duties of the Collateral Manager set forth in Section 1 hereof;

(ii)         perform, and receive fees for the performance of, services of whatever nature rendered to an obligor in respect of any of the Collateral Debt Securities or Eligible Investments, including acting as master servicer, sub-servicer or special servicer with respect to any CMBS Securities or with respect to any commercial mortgage loan constituting or underlying any Collateral Debt Security; provided that, in the reasonable judgment of the Collateral Manager, such activity will not have a material adverse effect on the ability of the Issuer or the Trustee to enforce its respective rights with respect to any of the Assets; provided, further, with respect to such services, the Collateral Manager is not acting as an agent for the Issuer;

(iii)        be retained to provide services unrelated to this Agreement to the Issuer or its Affiliates and be paid therefor;

(iv)        be a secured or unsecured creditor of, or hold an equity interest in, the Issuer, its Affiliates or any obligor of any Collateral Debt Security or Eligible Investment; provided, however, that the Collateral Manager may not be such a creditor or hold any of such interests if, in the opinion of counsel to the Issuer, the existence of such interest would require registration of the Issuer or the Assts as an “investment company” under the Investment Company Act or violate any provisions of federal or applicable state law or any law, rule or regulation of any governmental body or agency having jurisdiction over the Issuer;

(v)         own equity in or own or make loans to any issuer of REIT Debt Securities including any issuer of REIT Debt Securities obligated on any of the Collateral Debt Securities, so long as that doing so will not cause any such Collateral Debt Security to fail to comply with the Eligibility Criteria;

(vi)        make, hold or sell an investment in an issuer’s securities that may be pari passu, senior or junior in ranking to a Collateral Debt Security;

(vii)       serve as servicer and serve as special servicer and/or sub-special servicer under any servicing agreement and be paid therefor whether related to the Issuer or not, and serve as Advancing Agent or back-up Advancing Agent under the Indenture;

(viii)      except as otherwise provided in this Section 9, sell any Collateral Debt Security or Eligible Investment to, or purchase any Collateral Debt Security from, the Issuer while acting in the capacity of principal or agent; and

(ix)         subject to its obligations in Section 1 hereof to protect the Holders, serve as a member of any “creditors’ board” with respect to any Defaulted Security, Eligible Investment or with respect to any commercial mortgage loan underlying or constituting any Collateral Debt Security or the respective borrower for any such commercial mortgage loan.

It is understood that the Collateral Manager and any of its Affiliates may engage in any other business, whether or not any of the foregoing may be competitive with the business of the Issuer or the Co-Issuer (including financing, purchasing, owning, holding, originating or disposing of any assets or investments), and furnish investment management and advisory services to others, including Persons that may have investment policies similar to those followed by the Collateral Manager with respect to the Assets and that may own instruments of the same class, or of the same type, as the Collateral Debt Securities or other instruments of the issuers of Collateral Debt Securities and may manage portfolios similar to the Assets. The Collateral Manager and its Affiliates shall be free, in their sole discretion, to make recommendations to others, or effect transactions on behalf of themselves or for others, which may be the same as or different from those the Collateral Manager causes the Issuer to effect with respect to the Assets.

The Collateral Manager and its Affiliates may, and may cause or advise their respective clients to, invest in assets, investments or instruments that would be appropriate for the Issuer or the Co-Issuer or as security for the Notes and shall have no duty or obligation to offer any such asset, investment or instrument to the Issuer or the Co-Issuer. Such investments may be different from those made to or on behalf of the Issuer. The Collateral Manager, its Affiliates and their respective clients may have ongoing relationships with Persons whose instruments are pledged to secure the Notes and may own instruments issued by, or loans to, issuers of the Collateral Debt Securities or to any borrower or Affiliate of any borrower on any commercial mortgage loans underlying or constituting the Collateral Debt Securities or the Eligible Investments. The Collateral Manager and its Affiliates may cause or advise their respective clients to invest in instruments that are senior to, or have interests different from or adverse to, the instruments that are pledged to secure the Notes.

Nothing contained in this Agreement shall prevent the Collateral Manager or any of its Affiliates from themselves buying or selling, or from recommending to or directing any other account to buy or sell, at any time, securities of the same kind or class, or securities of a different kind or class of the same issuer, as those directed by the Collateral Manager to be purchased or sold hereunder. It is understood that, to the extent permitted by applicable law, the Collateral Manager, its Affiliates, and any member, manager, officer, director, stockholder or employee of the Collateral Manager or any such Affiliate or any member of their families or a Person advised by the Collateral Manager may have an interest in a particular transaction or in securities of the same kind or class, or securities of a different kind or class of the same issuer, as those purchased or sold by the Collateral Manager hereunder. Subject to applicable law, the requirements of the Indenture and this Agreement, when the Collateral Manager is considering purchases or sales for the Issuer and one or more of such other accounts at the same time, the Collateral Manager shall allocate available investments or opportunities for sales in its discretion and make investment recommendations and decisions that may be the same as or different from those made with respect to the Issuer’s investments, in accordance with applicable law and the Collateral Manager Servicing Standard, to the extent applicable.

Subject to the Indenture and the provisions of this Agreement, the Collateral Manager shall not be obligated to pursue any specific investment strategy or opportunity that may arise with respect to the Assets.

The Issuer hereby acknowledges and consents to the various potential and actual conflicts of interests that may exist with respect to the Collateral Manager as described above; provided, however, that nothing contained in this Section 9 shall be construed as altering the duties of the Collateral Manager set forth in this Agreement or in the Indenture.

10.         Records; Confidentiality. The Collateral Manager shall maintain appropriate books of account and records relating to services performed hereunder, and such books of account and records shall be accessible for inspection by an authorized representative of the Issuer, the Trustee and the Independent accountants appointed by the Issuer pursuant to the Indenture at a mutually agreed-upon time during normal business hours and upon reasonable prior notice; provided that the Collateral Manager shall not be obligated to provide access to any non-public information if the Collateral Manager in good faith determines that the disclosure of such information would violate any applicable law, regulation or contractual arrangement. The Collateral Manager shall follow its customary procedures to keep confidential all information obtained in connection with the services rendered hereunder and shall not disclose any such information except (i) with the prior written consent of the Issuer (which consent shall not be unreasonably withheld), (ii) such information as the Rating Agencies shall reasonably request in connection with their rating or evaluation of the Notes and/or the Collateral Manager, as applicable, and legally permitted to be disclosed by and to the Rating Agencies, (iii) as required by law, regulation, court order or the rules, regulations, or request of any regulatory or self-regulating organization, body or official (including any securities exchange on which the Notes may be listed from time to time) having jurisdiction over the Collateral Manager or as otherwise required by law or judicial process, (iv) such information as shall have been publicly disclosed other than in violation of this Agreement, (v) to its members, officers, directors and employees, and to its attorneys, accountants and other professional advisers in conjunction with the transactions described herein, (vi) such information as may be necessary or desirable in order for the Collateral Manager to prepare, publish and distribute to any Person any information relating to the investment performance of the Assets, (vii) in connection with the enforcement of the Collateral Manager’s rights hereunder or in any dispute or proceeding related hereto, (viii) to the Trustee, (ix) to the extent required pursuant to any Hedge Agreement of the Issuer and (x) to Holders and potential purchasers of any of the Securities.

Subject to compliance with the requirements of any law, rule or regulation applicable to the Collateral Manager, nothing contained herein shall prevent the Collateral Manager from discussing its activities hereunder in a general way in the normal course of its business, including, without limitation, general discussions with other Persons regarding its ability to act as a collateral manager and its past performance in such capacity. In addition, subject to compliance with the requirements of any law, rule or regulation applicable to the Collateral Manager, with respect to information that the Collateral Manager obtains or develops regarding the Collateral Debt Securities or Eligible Investments (including, without limitation, information regarding ratings, yield, creditworthiness, financial condition and prospects of any issuer thereof) in connection with the performance of its services hereunder, nothing in this Section 10 shall prevent the Collateral Manager or its Affiliates, in the conduct of their respective businesses, from using such information or disclosing such information to others so long as such other use does not, in its reasonable judgment, disadvantage the Issuer. Notwithstanding anything to the contrary contained in this Agreement, all Persons may disclose to any and all Persons without limitation of any kind, the U.S. federal, state and local tax treatment of the Securities and the Co-Issuers, any fact that may be relevant to understanding the U.S. federal, state and local tax treatment of the Securities and the Issuers, and all materials of any kind (including opinions or other tax analyses) relating to such U.S. federal, state and local tax treatment and that may be relevant to understanding such tax treatment.

11.         Term. This Agreement shall become effective on the date hereof and shall continue in full force and effect until the first to occur of the following: (a) the payment in full of the Notes and the termination of the Indenture in accordance with its terms, (b) the liquidation of the Assets and the final distribution of the proceeds of such liquidation to the Holders and the Issuer or (c) the termination of this Agreement pursuant to Section 12 hereof.

12.         Termination. (a) The Collateral Manager may be removed upon at least thirty (30) days prior written notice if (A) Holders of at least 75% by Aggregate Outstanding Amount of each Class of Notes (voting as a separate Class) and (B) Holders of at least 75% of the Preferred Shares give written notice to the Collateral Manager, the Issuer, each Hedge Counterparty and the Trustee of such removal (including in any such calculation any Securities held by the Collateral Manager, any of its Affiliates or by any fund managed or controlled by the Collateral Manager or any Affiliate thereof); provided that if the Collateral Manager is removed pursuant to this clause (a), any successor Collateral Manager will not be permitted to be a Holder of or an Affiliate of any Holder of Securities. Notice of any such removal shall be delivered by the Trustee on behalf of the Issuer, to the Holders of each Class of Notes, the Holders of the Preferred Shares, each Rating Agency and each Hedge Counterparty.

(b)          This Agreement may be terminated, and the Collateral Manager may be removed by the Issuer or the Trustee for cause, upon thirty (30) days prior written notice by the Issuer, at the direction of (A) so long as the Class A-l Notes are the Controlling Class, the Holders of at least a majority of the outstanding principal amount of the Class A-l Notes and (B) at any other time (i) the Holders of at least a majority by Aggregate Outstanding Amount of each Class of Notes (excluding any Notes owned by the Collateral Manager or any of its Affiliates or any fund managed or controlled by the Collateral Manager or any Affiliate thereof, each voting as a separate Class) and (ii) the Holders of at least a Majority of the Preferred Shares (excluding any Preferred Shares owned by the Collateral Manager or any of its Affiliates or any fund managed or controlled by the Collateral Manager or any Affiliate thereof); provided, however, upon the occurrence of an event described in clause (iii) of this Section 12(b), termination of the Collateral Manager will be automatic and without advance notice required from the Issuer, the Trustee or any other Person. Notice of any such removal for cause shall be delivered by the Trustee, on behalf of the Issuer, to each Rating Agency, each Hedge Counterparty and the Holders of the Notes and the Preferred Shares. In no event will the Trustee be required to determine whether or not cause exists for the removal of the Collateral Manager. As used in this Section 12, “cause” means any of the following events:

(i)          the Collateral Manager (A) willfully breaches, or takes any action that it knows violates, any provision of this Agreement or any term of the Indenture applicable to the Collateral Manager (not including a willful breach or knowing violation that results from a good faith dispute regarding alternative courses of action or interpretation of instructions), which breach or action has (or could reasonably be expected to have) a material adverse effect on the Noteholders and (B) fails to cure such breach within thirty (30) days after the first to occur of (1) notice of such failure is given to the Collateral Manager or (2) the Collateral Manager having actual knowledge of such breach or violation;

(ii)         the Collateral Manager breaches in any material respect any provision of this Agreement or any material terms of the Indenture applicable to the Collateral Manager and fails to cure such breach within ninety (90) days after the first to occur of (A) notice of such failure is given to the Collateral Manager or (B) the Collateral Manager having actual knowledge of such breach;

(iii)        the Collateral Manager (A) ceases to be able to, or admits in writing the Collateral Manager’s inability to, pay the Collateral Manager’s debts when and as they become due (B) files, or consents by answer or otherwise to the filing against the Collateral Manager of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or takes advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (C) makes an assignment for the benefit of the Collateral Manager’s creditors, (D) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Collateral Manager or with respect to any substantial part of the Collateral Manager’s property or (E) is adjudicated as insolvent or to be liquidated;

(iv)        the occurrence of an act by the Collateral Manager or any of its Affiliates that constitutes fraud or criminal activity in the performance of its obligations under this Agreement or the indictment of the Collateral Manager or any of its respective officers or directors for a criminal offense involving an investment or investment-related business, fraud false statements or omissions, wrongful taking of property, bribery, forgery, counterfeiting or extortion;

(v)         the failure of any representation, warranty, certificate or statement of the Collateral Manager in or pursuant to this Agreement or the Indenture to be correct in any material respect and (x) such failure has (or could reasonably be expected to have) a material adverse effect on the Noteholders, the Issuer or the Co-Issuer and (y) if such failure can be cured, no correction is made for forty-five (45) days after the Collateral Manager becomes aware of such failure or receives notice thereof in writing from the Trustee;

(vi)        the occurrence and continuation of any of the Events of Default described in Sections 5.1(a) or 5.1(b) of the Indenture;

(vii)       so long as the Class A-l Notes are the Controlling Class, the Class A/B Par Value is less than 101.87% on any Measurement Date; or

(viii)      the Collateral Manager consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another Person and either (A) at the time of such consolidation, amalgamation, merger or transfer, the resulting, surviving or transferee Person fails to or cannot assume all the obligations of the Collateral Manager under this Agreement or (B) the resulting, surviving or transferee Person lacks the legal capacity to perform the obligations of the Collateral Manager hereunder and under the Indenture.

The Collateral Manager shall notify the Trustee, the Rating Agencies and the Issuer in writing promptly upon becoming aware of any event that constitutes cause under this Section 12(b).

(c)          The Collateral Manager may resign, upon thirty (30) days prior written notice to the Issuer, the Co-Issuer, the Trustee, each Rating Agency and each Hedge Counterparty; provided, however, that (i) no such termination or resignation shall be effective until the date as of which a successor collateral manager shall have agreed in writing to assume all of the Collateral Manager’s duties and obligations pursuant to this Agreement and (ii) the Issuer shall use its best efforts to appoint a successor collateral manager to assume such duties and obligations. Notwithstanding the notice required above, the Collateral Manager shall have the right to resign without prior notice if, due to a change in any applicable law or regulation or interpretation thereof, the performance by the Collateral Manager of its duties under the Collateral Management Agreement would (i) adversely affect the Issuer’s status as a qualified REIT subsidiary (within the meaning of Section 856(i)(2) of the Code) or (ii) constitute a violation of any applicable law or regulation.

(d)          No removal, termination or resignation of the Collateral Manager or termination of this Agreement shall be effective unless (x) a successor collateral manager (a “Replacement Manager”) has been appointed by the Issuer and has agreed in writing to assume all of the Collateral Manager’s duties and obligations pursuant to this Agreement and (y) written notification shall have been provided in accordance with Sections 12(a), (b) or (c), as applicable. The appointment of any Replacement Manager shall be subject to satisfaction of the Rating Agency Condition and each such Replacement Manager (i) shall have demonstrated an ability to professionally and competently perform duties similar to those imposed upon the Collateral Manager, (ii) is legally qualified and has the capacity to act as collateral manager, (iii) by its appointment will not cause the Issuer, the Co-Issuer or the pool of Assets to, or result in the Issuer, the Co-Issuer or the pool of Assets becoming, an “investment company” under the Investment Company Act, (iv) has accepted its appointment in writing and (v) by its appointment will not cause the Issuer, the Co-Issuer or the pool of Assets to become subject to income or withholding tax that would not have been imposed but for such appointment.

(e)          Upon any resignation or removal of the Collateral Manager while any of the Notes are Outstanding, (A) so long as the Class A-l Notes are the Controlling Class, the Holders of at least a majority of the outstanding principal amount of the Class A-l Notes and (B) at any other time, the Holders of at least a Majority of the Preferred Shares shall have the right to instruct the Issuer to appoint an institution identified by such Holders as Replacement Manager; provided that (i) the Issuer provides to the Noteholders notice of such appointment and a majority by Aggregate Outstanding Amount of each Class of Notes (excluding any Notes owned by the Collateral Manager or any of its Affiliates or any fund managed or controlled by the Collateral Manager or any Affiliate thereof, each voting as a separate Class) does not object to such appointment within thirty (30) days, (ii) the Rating Agency Condition has been satisfied with respect to such appointment and (iii) the requirements set forth in Section 12(d)(i) through (v) above have been satisfied. If the Holders of the Class A-l Notes or the Preferred Shares, as the case may be, identify two (2) institutions for appointment as described in Section 12(d)(i) or Section 12(d)(ii) above and both are objected to as described in this clause (B)(i) above, a majority of the outstanding principal amount or notional amount, as the case may be, of such Holders shall have the right to appoint any institution not previously identified by such holders as Replacement Manager (subject to compliance with the conditions described in Section 12(d)(i) and Section 12(d)(ii) above).

(f)          In the event that the Collateral Manager resigns pursuant to Section 12(c) or is terminated pursuant to Sections 12(a) or (b) hereof and the Issuer has not appointed a successor prior to the day following the termination (or resignation) date specified in such notice, the Collateral Manager will be entitled to propose a successor and will so appoint such proposed entity as successor thirty (30) days thereafter, unless a majority of any Class of Notes objects to such appointment with such thirty (30) day period in which case the Controlling Class of Notes (excluding any Notes owned by the Collateral Manager or any of its Affiliates or any fund managed or controlled by the Collateral Manager or any Affiliate thereof, each voting as a separate Class) will be entitled to propose a successor and will appoint such proposed entity as successor thirty (30) days thereafter unless a majority by Aggregate Outstanding Amount of any other Class of Notes (excluding any Notes owned by the Collateral Manager or any of its Affiliates or any fund managed or controlled by the Collateral Manager or any Affiliate thereof, each voting as a separate Class) objects to such appointment within such thirty (30) day period, in each case subject to the requirements set forth in Section 12(d) above. In the event a proposed successor Collateral Manager is not appointed pursuant to the foregoing procedures, the resigning or removed Collateral Manager may petition any court of competent jurisdiction for the appointment of a successor collateral manager, which appointment will not require the consent of, or be subject to the disapproval of, the Issuer, any Noteholder or any Holder of the Preferred Shares.

Notwithstanding any provision contained in this Agreement, the Indenture or otherwise, so long as the Collateral Manager continues to perform its obligations hereunder, the Collateral Management Fee shall continue to accrue for the benefit of the Collateral Manager until termination of this Agreement under this Section 12 shall become effective as set forth herein. In addition, the Collateral Manager shall, subject to Section 6, be entitled to reimbursement of out-of-pocket expenses incurred in cooperating with the Replacement Manager, including in connection with the delivery of any documents or property. In the event that the Collateral Manager is removed or resigns and a Replacement Manager is appointed, such former Collateral Manager nonetheless shall be entitled to receive payment of all unpaid Collateral Management Fees, including the Senior Collateral Management Fee and the Subordinated Collateral Management Fee, accrued through the effective date of the removal or resignation, to the extent that funds are available for that purpose in accordance with the Priority of Payments, and such payments shall rank in the Priority of Payments pari passu with the Collateral Management Fees due to the Replacement Manager. In addition, following the removal or resignation of the Collateral Manager hereunder, the removed or resigning Collateral Manager shall be granted access to the books of account and records of the Issuer and the Trustee to the extent such removed or resigning Collateral Manager deems necessary to confirm the proper payment of any amounts owing to such removed or resigning Collateral Manager hereunder.

(g)          Upon the effective date of termination of this Agreement, the Collateral Manager shall as soon as practicable:

(i)          deliver to the Issuer (or as the Issuer may reasonably request) all property and documents of the Trustee or the Issuer or otherwise relating to the Assets then in the custody of the Collateral Manager (although the Collateral Manager may keep copies of such documents for its records); and

(ii)         deliver to the Trustee an accounting with respect to the books and records delivered to the Issuer or the Replacement Manager appointed pursuant to this Section 12 hereof.

The Collateral Manager shall reasonably assist and cooperate with the Trustee and the Issuer (as reasonably requested by the Trustee or the Issuer) in the assumption of the Collateral Manager’s duties by any Replacement Manager as provided for in this Agreement, as applicable. Notwithstanding such termination, the Collateral Manager shall remain liable to the extent set forth herein (but subject to Section 13 hereof) for the Collateral Manager’s acts or omissions hereunder arising prior to its termination as Collateral Manager hereunder and for any expenses, losses, damages, liabilities, demands, charges and claims (including reasonable attorneys’ fees) in respect of or arising out of a breach of the representations and warranties made by it in Section 5 hereof or from any failure of the Collateral Manager to comply with the provisions of this Section 12(g).

(h)          The Collateral Manager agrees that, notwithstanding any termination, the Collateral Manager shall reasonably cooperate in any Proceeding arising in connection with this Agreement, the Indenture or any of the Assets (excluding any such Proceeding in which claims are asserted against the Collateral Manager or any Affiliate of the Collateral Manager) so long as the Collateral Manager shall have been offered (in its judgment) reasonable security, indemnity or other provision against the cost, expenses and liabilities that might be incurred in connection therewith, but, in any event, shall not be required to make any admission or to take any action against the Collateral Manager’s own interests or the interests of other funds and accounts advised by the Collateral Manager.

(i)          If this Agreement is terminated pursuant to Section 12(a), (b) or (c) hereof, such termination shall be without any further liability or obligation of the Issuer or the Collateral Manager to the other, except as provided in Sections 6, 7, 12 and 13 and the last sentence of Section 10 hereof.

(j)          Upon expiration of the applicable notice period with respect to termination specified in Section 12(d) hereof, all authority and power of the Collateral Manager under this Agreement and the Indenture, whether with respect to the Assets or otherwise, shall automatically and without further action by any person or entity pass to and be vested in the Replacement Manager.

13.         Liability of Collateral Manager. (a) The Collateral Manager assumes no responsibility under this Agreement other than to render the services called for from the Collateral Manager hereunder and under the Indenture in the manner prescribed herein and therein. The Collateral Manager and its Affiliates, and each of their respective partners, shareholders, members, managers, officers, directors, employees, agents, accountants and attorneys shall have no liability to the Noteholders, the Holders of the Preferred Shares, the Trustee, the Issuer, the Co-Issuer, any Hedge Counterparty, the Initial Purchaser, or any of their respective Affiliates, partners, shareholders, officers, directors, employees, agents, accountants and attorneys, or any other Person, for any error of judgment, mistake of law, or for any claim, loss, liability, damage, settlement, costs, or other expenses (including reasonable attorneys’ fees and court costs) of any nature whatsoever (collectively “Liabilities”) that arise out of or in connection with any act or omissions of the Collateral Manager in the performance of its duties under this Agreement or the Indenture or for any decrease in the value of the Collateral Debt Securities or Eligible Investments, except by reason of acts or omissions constituting bad faith, willful misconduct or gross negligence in the performance of, or reckless disregard of, the duties of the Collateral Manager hereunder and under the terms of the Indenture. The Issuer agrees that the Collateral Manager shall not be liable for any consequential, special, exemplary or punitive damages hereunder. The acts, failure to act or breaches described in this clause (a) are collectively referred to for purposes of this Section 13 as “Collateral Manager Breaches.”

(b)          The Collateral Manager shall indemnify, defend and hold harmless the Issuer and each of its partners, shareholders, members, managers, officers, directors, employees, agents, accountants and attorneys (each, an “Issuer Indemnified Party”) from and against any claims that may be made against an Issuer Indemnified Party by third parties and any damages, losses, claims, liabilities, costs or expenses (including all reasonable legal and other expenses) which are incurred as a direct consequence of the Collateral Manager Breaches, except for liability to which such Issuer Indemnified Party would be subject by reason of willful misconduct, bad faith, gross negligence in the performance of, or reckless disregard of the obligations of the Issuer hereunder and under the terms of the Indenture.

(c)          The Issuer shall reimburse, indemnify and hold harmless the Collateral Manager, its members, managers, directors, officers, stockholders, partners, agents and employees and any Affiliate of the Collateral Manager and its directors, officers, stockholders, partners, members, agents, employees, accountants and attorneys (the Collateral Manager and such other persons collectively, the “Collateral Manager Indemnified Parties”) from any and all Liabilities, as are incurred in investigating, preparing, pursuing or defending any claim, action, proceeding or investigation (whether or not such Collateral Manager Indemnified Party is a party) caused by, or arising out of or in connection with this Agreement, the Indenture and the transactions contemplated hereby and thereby, including the issuance of the Notes, or any acts or omissions of any Collateral Manager Indemnified Parties except those that are the result of Collateral Manager Breaches. Any amounts payable by the Issuer under this Section 13(c) shall be payable only subject to the Priority of Payments set forth in the Indenture and to the extent Assets are available therefor.

(d)          With respect to any claim made or threatened against an Issuer Indemnified Party or a Collateral Manager Indemnified Party (each an “Indemnified Party”), or compulsory process or request or other notice of any loss, claim, damage or liability served upon an Indemnified Party, for which such Indemnified Party is or may be entitled to indemnification under this Section 13, such Indemnified Party shall (or, with respect to Indemnified Parties that are directors, managers, officers, stockholders, members, managers, agents or employees of the Issuer or the Collateral Manager, the Issuer or the Collateral Manager, as the case may be, shall cause such Indemnified Party to):

(i)          give written notice to the indemnifying party of such claim within ten (10) Business Days after such Indemnified Party’s receipt of actual notice that such claim is made or threatened, which notice to the indemnifying party shall specify in reasonable detail the nature of the claim and the amount (or an estimate of the amount) of the claim; provided, however, that the failure of any Indemnified Party to provide such notice to the indemnifying party shall not relieve the indemnifying party of its obligations under this Section 13 unless the rights or defenses available to the Indemnified Party are materially prejudiced or otherwise forfeited by reason of such failure;

(ii)         at the indemnifying party’s expense, provide the indemnifying party such information and cooperation with respect to such claim as the indemnifying party may reasonably require, including making appropriate personnel available to the indemnifying party at such reasonable times as the indemnifying party may request;

(iii)        at the indemnifying party’s expense, cooperate and take all such steps as the indemnifying party may reasonably request to preserve and protect any defense to such claim;

(iv)        in the event suit is brought with respect to such claim, upon reasonable prior notice, afford to the indemnifying party the right, which the indemnifying party may exercise in its sole discretion and at its expense, to participate in the investigation, defense and settlement of such claim;

(v)         neither incur any material expense to defend against nor release or settle any such claim or make any admission with respect thereto (other than routine or incontestable admissions or factual admissions the failure to make of which would expose such Indemnified Party to unindemnified liability) nor permit a default or consent to the entry of any judgment in respect thereof, in each case without the prior written consent of the indemnifying party; and

(vi)        upon reasonable prior notice, afford to the indemnifying party the right, in such party’s sole discretion and at such party’s sole expense, to assume the defense of such claim, including the right to designate counsel reasonably acceptable to the Indemnified Party and to control all negotiations, litigation, arbitration, settlements, compromises and appeals of such claim; provided that, if the indemnifying party assumes the defense of such claim, it shall not be liable for any fees and expenses of counsel for any Indemnified Party incurred thereafter in connection with such claim except that, if such Indemnified Party reasonably determines that counsel designated by the indemnifying party has a conflict of interest, such indemnifying party shall pay the reasonable fees and disbursements of one counsel (in addition to any local counsel) separate from such indemnifying party’s own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; and provided, further, that the indemnifying party shall not have the right, without the Indemnified Party’s written consent, to settle any such claim if, in a case where the Issuer is the indemnifying party, the Issuer does not make available (in accordance with the Priority of Payments), in a segregated account available only for this purpose, the full amount required to pay any amounts due from the Indemnified Party under such settlement or, in any case, such settlement (A) arises from or is part of any criminal action, suit or proceeding, (B) contains a stipulation to, confession of judgment with respect to, or admission or acknowledgement of, any liability or wrongdoing on the part of the Indemnified Party, (C) relates to any federal, state or local tax matters or (D) provides for injunctive relief, or other relief other than damages, which is binding on the Indemnified Party.

(e)          In the event that any Indemnified Party waives its right to indemnification hereunder, the indemnifying party shall not be entitled to appoint counsel to represent such Indemnified Party nor shall the indemnifying party reimburse such Indemnified Party for any costs of counsel to such Indemnified Party.

(f)          Nothing herein shall in any way constitute a waiver or limitation of any rights that the Issuer or the Collateral Manager may have under any United States federal or state securities laws.

14.         Obligations of Collateral Manager. (a) The Collateral Manager to the extent required under the Indenture, and on behalf of the Issuer, shall: (i) engage the services of an Independent certified accountant to prepare any United States federal, state or local income tax or information returns and any non-United States income tax or information returns that the Issuer may from time to time be required to file under applicable law (each a “Tax Return”), (ii) deliver, at least thirty (30) days before any applicable due date upon which penalties and interest would accrue, each Tax Return, properly completed, to the Company Administrator for signature by an Authorized Officer of the Issuer and (iii) file or deliver such Tax Return on behalf of the Issuer within any applicable time limit with any authority or Person as required under applicable law.

(b)          Unless otherwise required by any provision of the Indenture or this Agreement or by applicable law, the Collateral Manager shall not take any action which it knows, or acting with gross negligence, would (a) materially adversely affect the Issuer for purposes of United States federal or state law or any other law known to the Collateral Manager to be applicable to the Issuer, (b) not be permitted under the Issuer’s Memorandum and Articles of Association or the Co-Issuer’s limited liability company agreement, (c) require registration of the Issuer, the Co-Issuer or the Assets as an “investment company” under the Investment Company Act or (d) cause the Issuer to violate the terms of the Indenture, including any representation or certification to be given by the Issuer thereunder or pursuant thereto, it being understood that in connection with the foregoing the Collateral Manager will not be required to make any independent investigation of any facts or laws not otherwise known to it in connection with its obligations under this Agreement and the Indenture or the conduct of its business generally. The Collateral Manager will perform its duties under this Agreement and the Indenture in a manner reasonably intended not to subject the Issuer to U.S. federal or state income taxation, it being understood that, notwithstanding anything to the contrary set forth herein or in the Indenture, the Collateral Manager shall be deemed to have complied with the requirements of the Indenture and any certifications, certificates or other related documents required pursuant to the Indenture in connection with not subjecting the Issuer to U.S. federal or state income taxation, if it satisfies the requirements set forth in this sentence and will not be liable to the Trustee, the Holders of the Notes, the Co-Issuers, the Co-Issuers’ creditors or any other Person as a result of the Issuer engaging, or a determination that the Issuer has engaged, in a U.S. trade or business for U.S. federal income tax purposes if it has complied with this section. The Collateral Manager shall use all commercially reasonable efforts to ensure that no action is taken by it, and shall not intentionally or with reckless disregard take any action, which the Collateral Manager knows or reasonably should know would have a materially adverse United States federal or state income tax effect on the Issuer.

(c)          Notwithstanding anything to the contrary herein, but subject to the standard set forth in Section 1 hereof, the Collateral Manager or any of its Affiliates may take any action that is not specifically prohibited by the Indenture, this Agreement or applicable law that the Collateral Manager or any Affiliate of the Collateral Managers deems to be in its (or in its portfolio’s) best interest regardless of its impact on the Collateral Debt Securities.

15.         No Partnership or Joint Venture. The Issuer and the Collateral Manager are not partners or joint venturers with each other, and nothing herein shall be construed to make them such partners or joint venturers or impose any liability as such on either of them. The Collateral Manager’s relation to the Issuer shall be that of an independent contractor and not a general agent. Except as expressly provided in this Agreement and in the Indenture, the Collateral Manager shall not have authority to act for or represent the Issuer in any way and shall not otherwise be deemed to be the Issuer’s agent.

16.         Notices. Any notice from a party under this Agreement shall be in writing and sent by answer-back facsimile or addressed and delivered or sent by certified mail, postage prepaid, return receipt requested or sent by overnight courier service guaranteeing next day delivery to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Issuer for this purpose shall be:

Gramercy Real Estate CDO 2006-1, Ltd.

c/o MaplesFS Limited

P.O. Box 1093GT

Queensgate House

South Church Street

George Town

Grand Cayman, Cayman Islands

Attention: The Directors

Fax: +1 345 945 7099

Telephone: +1 345 945 7100

with two copies to the Collateral Manager (as addressed below).

the address of the Collateral Manager for this purpose shall be:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Charles Spetka

Facsimile: (301) 255-4874

with a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Legal Department

Facsimile: (301) 255-4874

17.         Succession; Assignment. (a) This Agreement shall inure to the benefit of and be binding upon the successors to the parties hereto. No assignment of this Agreement shall be made without the consent of the other party except as set forth below and without satisfaction of the Rating Agency Condition (except as permitted under clauses (b) and (c) below), provided that the Issuer may collaterally assign its interest in this Agreement to the Trustee under the Indenture.

(b)          Upon satisfaction of the Rating Agency Condition, this Agreement may be assigned by the Collateral Manager to an Affiliate thereof that has substantially the same personnel, or personnel with comparable expertise, as the Collateral Manager and that is capable of performing the obligations of the Collateral Manager under this Agreement; provided that satisfaction of the Rating Agency Condition shall not be required in connection with any assignment involving an internalization of the Collateral Manager or any assignment to a successor upon merger or acquisition. Notwithstanding the foregoing, the Collateral Manager shall provide S&P with prompt notice of any assignment involving an internalization of the Collateral Manager.

(c)          This Agreement may be assigned by the Collateral Manager to any Person other than an Affiliate only upon satisfaction of the Rating Agency Condition and approval by a Majority of the Controlling Class.

(d)          Upon the execution and delivery of such a counterpart by the assignee, the Collateral Manager shall be released from further obligations pursuant to this Agreement, except with respect to the Collateral Manager’s obligations arising under Section 13 of this Agreement prior to such assignment and except with respect to the Collateral Manager’s obligations under the last sentence of Section 10 and Sections 7 and 12 hereof.

18.         No Bankruptcy Petition/Limited Recourse. The Collateral Manager covenants and agrees that, prior to the date that is one year and one day (or, if longer, the applicable preference period then in effect) after the payment in full of all Notes issued by the Issuer under the Indenture, the Collateral Manager will not institute against, or join any other Person in instituting against, the Issuer or the Co-Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy, insolvency, reorganization or similar law of any jurisdiction; provided, however, that nothing in this Section 18 shall preclude, or be deemed to stop, the Collateral Manager from taking any action prior to the expiration of the aforementioned one year and one day period (or, if longer, the applicable preference period then in effect) in (x) any case or proceeding voluntarily filed or commenced by the Issuer or the Co-Issuer, as the case may be or (y) any involuntary insolvency proceeding filed or commenced against the Issuer or the Co-Issuer, as the case may be, by a Person other than the Collateral Manager. The Collateral Manager hereby acknowledges and agrees that the Issuer’s obligations hereunder will be solely the corporate obligations of the Issuer, and the Collateral Manager will not have recourse to any of the directors, officers, employees, shareholders or affiliates of the Issuer, or any members of the Advisory Committee, with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transaction contemplated hereby. Notwithstanding any provision hereof, all obligations of the Issuer and any claims arising from this Agreement or any transactions contemplated by this Agreement shall be limited solely to the Collateral Debt Securities and the other Assets and payable in accordance with the Priority of Payments. If payments on any such claims from the Assets are insufficient, no other assets shall be available for payment of the deficiency and, following liquidation of all the Assets, any claims of the Collateral Manager arising from this Agreement and the obligations of the Issuer to pay such deficiencies shall be extinguished. The Issuer hereby acknowledges and agrees that the Collateral Manager’s obligations hereunder shall be solely the limited liability company obligations of the Collateral Manager and the Issuer shall not have any recourse to any of the members, managers, directors, officers, employees, shareholders or Affiliates of the Collateral Manager with respect to any claims losses damages liabilities indemnities or other obligations in connection with any transactions contemplated hereby. The provisions of this Section 18 shall survive the termination of this Agreement for any reason whatsoever.

19.         Miscellaneous. (a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York. With respect to any suit, action or proceedings relating to this Agreement (“Proceedings”), each party irrevocably (i) submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City and (ii) waives any objection that such party may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party. Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction, nor shall the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction. The Collateral Manager irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to the Collateral Manager at the office of the Collateral Manager, 7501 Wisconsin Avenue, Suite 500W, Bethesda, Maryland 20814, Attention: Daniel Warcholak, or such other address as the Collateral Manager may advise the Issuer in writing. The Issuer irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to CT Corporation System, 111 8th Avenue, 13th Floor, New York, New York 10011 (and any successor entity), as its authorized agent to receive and forward on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon CT Corporation System shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and shall be taken and held to be valid personal service upon it. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(b)          The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)          In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

(d)          This Agreement (including Exhibit A attached hereto) may not be amended or modified or any provision thereof waived (i) except by an instrument in writing signed by both of the parties hereto or, in the case of a waiver, by the party waiving compliance and (ii) in each case, in compliance with Section 15.1(f) of the Indenture, including with respect to satisfaction of the Rating Agency Condition. This Agreement (including Exhibit A attached hereto) may be modified without the prior written consent of the Trustee, any Hedge Counterparty or the holders of Notes to correct any inconsistency or cure any ambiguity or mistake. Any other amendment of this Agreement (including Exhibit A attached hereto) shall require the prior written consent of the Trustee and each Hedge Counterparty, which consent shall not be unreasonably withheld and is subject to the satisfaction of the Rating Agency Condition.

(e)          This Agreement constitutes the entire understanding and agreement between the parties hereto and supersedes all other prior and contemporaneous understandings and agreements, whether written or oral, between the parties hereto concerning this subject matter (other than the Indenture).

(f)          The Collateral Manager hereby agrees and consents to the terms of Section 15.1(f) of the Indenture applicable to the Collateral Manager and shall perform any provisions of the Indenture made applicable to the Collateral Manager by the Indenture as required by Section 15.1(f) of the Indenture.

(g)          This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

(h)          The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “but not limited to.”

(i)          Subject to the last sentence of the penultimate paragraph of Section 1 hereof in the event of a conflict between the terms of this Agreement and the Indenture, including with respect to the obligations of the Collateral Manager hereunder and thereunder, the terms of this Agreement shall be controlling.

(j)          No failure or delay on the part of any party hereto to exercise any right or remedy under this Agreement shall operate as a waiver thereof, and no waiver shall be effective unless it is in writing and signed by the party granting such waiver.

(k)          This Agreement is made solely for the benefit of the Issuer, the Collateral Manager and the Trustee, on behalf of the Noteholders, the Holders of Preferred Shares and each Hedge Counterparty, their successors and assigns, and no other person shall have any right, benefit or interest under or because of this Agreement.

(l)          The Collateral Manager hereby irrevocably waives any rights it may have to set off against the Assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (as a deed in the case of the Issuer) by their respective authorized representatives as of the day and year first above written.

Executed as a Deed

GRAMERCY REAL ESTATE CDO 2006-1,
LTD., as Issuer

By:
Name:
Title:

In the presence of:

Witness:
Name:
Occupation:
Title:

CWCAPITAL INVESTMENTS LLC,
as Collateral Manager

By:
Name:
Title:

EXHIBIT A

Advisory Committee Guidelines

1.          General.

If the Collateral Manager desires to direct a trade between the Issuer and the Collateral Manager or any of its Affiliates, acting as principal (other than with respect to Credit Risk/Defaulted Security Cash Purchases, sales of property or securities in accordance with the Origination Agreement and sales of Assets pursuant to an auction in connection with an Auction Call Redemption or in connection with a redemption of the Notes pursuant to Article 9 of the Indenture, none of which shall require the approval of the Advisory Committee) (each such trade, a “Restricted Transaction”), before effecting such trade, it shall first present such Restricted Transaction to the Advisory Committee for review and prior approval.

2.          Composition of the Advisory Committee.

The Advisory Committee must be comprised of at least one person (which may be an individual or an entity), who is Independent (as defined in the Indenture) of the Collateral Manager (each such person, an “Independent Member”), who acts as a surrogate for, and in the best interest of, the holders of the Securities.

The Advisory Committee also may have one or more members appointed by the Collateral Manager and employed by the Collateral Manager or an Affiliate thereof (each such person, an “Affiliated Member”).

3.          Requisite Experience.

Each member of the Advisory Committee must at the time of appointment and at all relevant times thereafter have Requisite Experience.

The Collateral Manager and the Issuer will have the right to accept a representation and warranty from a member regarding its Requisite Experience, in the absence of actual knowledge by a responsible officer of the Collateral Manager to the contrary.

“Requisite Experience” means experience as a sophisticated investor, including, without limitation, in fixed income investing (directly and/or through investment vehicles) and/or substantial experience and knowledge in and of the commercial real estate loan market and related investment arenas, such that the relevant Advisory Committee member believes that it is capable of determining whether or not to participate in Advisory Committee decisions on the basis of the provisions described herein. Such person need not be a professional loan investor or loan originator.

4.          Appointment of Initial Members of the Advisory Committee.

The initial members of the Advisory Committee will be appointed by the Collateral Manager. Thereafter the Collateral Manager will have the right to appoint a member to replace any member that resigns. Notwithstanding the foregoing, in the event of a resignation of the Independent Member, a replacement Independent Member may be appointed by the Issuer if the Collateral Manager does not promptly appoint a replacement Independent Member.

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5.          Term.

Each member of the Advisory Committee will serve until he or she resigns, dies or is removed.

6.          Approval Process.

If the Collateral Manager wants the Issuer to consider a Restricted Transaction, the Collateral Manager will give notice of the proposed Restricted Transaction to the members of the Advisory Committee. The notice will contain the request by the Collateral Manager for the Advisory Committee’s consent to the Restricted Transaction. The notice will be accompanied by:

•	an investment memorandum; and

•	an underwriting analysis.

The investment memorandum will (a) be a reasonably detailed (anticipated to be approximately two pages) description of the proposed investment, the issuer thereof and related information and (b) include information about the identity of any Affiliated Person involved in the proposed investment and the capacity in which it will be acting and a narrative about why, in the judgment of the Collateral Manager, the investment is appropriate to be purchased or sold by the Issuer, as the case may be. The notice will contain the Collateral Manager’s offer to provide additional information as requested to the Advisory Committee.

7.          Unanimous Written Consent.

Regardless of the composition of the Advisory Committee, each Restricted Transaction must be approved in writing by each member of the Advisory Committee.

The members of the Advisory Committee are under no obligation to consent to a Restricted Transaction.

•	If all of the members of the Advisory Committee approve a Restricted Transaction in writing, the Issuer will effect it at the option of the Collateral Manager (subject to the others terms of this Agreement and the Indenture).

•	If the members of the Advisory Committee notify the Collateral Manager that the Advisory Committee will not approve the Restricted Transaction, the Issuer will not effect the Restricted Transaction.

If at any time the Advisory Committee does not have at least one Independent Member or any member does not have Requisite Experience, the Collateral Manager will not be permitted to use the Advisory Committee to approve any Restricted Transaction.

8.          Compensation.

Each Independent Member shall receive arm’s length compensation by the Issuer for serving on the Advisory Committee as agreed between such member and the Issuer.

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EXHIBIT B-l

Additional Advisory Committee Guidelines

Independent Member

1.          Independent Member Duties.

As an Independent Member of the Advisory Committee, the Member shall:

(a)          serve on the Advisory Committee and attend meetings of the Advisory Committee at such times and places (and/or telephonically or by correspondence or otherwise) as shall be reasonably requested by the Issuer and the Collateral Manager;

(b)          promptly consider certain actions to be taken with respect to certain Restricted Transactions presented by the Collateral Manager (as further described in the Advisory Committee Guidelines);

(c)          in connection with considering Restricted Transactions, promptly review and consider investment memoranda, underwriting analyses and other information presented to the Member on behalf of the Issuer to the Advisory Committee in connection with the foregoing; and

(d)          take such other actions as may be reasonably necessary or advisable in connection with the foregoing;

provided, however, that (i) if the Member believes that the Member or an Affiliate thereof, or any of their respective officers, directors, employees, stockholders, partners, members or managers, has an interest in any Restricted Transaction, the Member shall promptly disclose such interest to the Issuer and the Collateral Manager and shall recuse himself from any consideration of such Restricted Transaction (in each case unless the Collateral Manager and each other member of the Advisory Committee (assuming that at least one such member of the Advisory Committee is an Independent Member and is not affiliated with the Restricted Transaction at issue) shall determine that such interest does not create a disabling conflict) and (ii) if the Member believes that, because of an actual or potential conflict of interest relating to a Restricted Transaction, it would be inappropriate or inadvisable for the Member to receive any Confidential Information (as defined in Paragraph 8 of this Exhibit B-l), the Member shall recuse himself from any consideration of such Restricted Transaction.

2.          Representations and Warranties.

The Member, by its execution of an Advisory Committee Member Acknowledgement and Agreement (the “Acknowledgment and Agreement”), will be deemed to represent and warrant that:

(a)          the Member is Independent of the Collateral Manager (including, for this purpose, an employee, partner, member or director thereof); and

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(b)          the Member has the Requisite Experience (as set forth in the Advisory Committee Guidelines).

If the representations and warranties set forth in this Paragraph 2 shall at any time fail to be true and correct, the Member shall promptly notify the Issuer and the Collateral Manager of that fact and shall immediately resign from the Advisory Committee.

3.          Compensation.

During the Term (as defined in Paragraph 7 of this Exhibit B-l), the Issuer shall pay the Member a per annum fee (the “Fee”) at a rate to be established between the Collateral Manager and the Member, payable on each Payment Date (as defined in the Indenture), subject to the Priority of Payments (as defined in the Indenture). The Fee payable on any specified Payment Date (as defined in the Indenture) shall accrue during each period from and including the preceding Payment Date (or, with respect to the first payment, from and including the date hereof) to but excluding such specified Payment Date (or, if earlier, to but excluding the last day of the Term), calculated on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be. If any Fee is not paid when due as a result of lack of available funds under the Priority of Payments, such Fee shall be deferred and shall be payable on subsequent Payment Dates in accordance with the Priority of Payments.

The Issuer shall reimburse the Member, promptly after demand therefor accompanied by reasonable supporting documentation, for any reasonable authorized expenses incurred in connection with any meetings of or actions by the Advisory Committee.

4.          Exculpation and Indemnification.

(a)          The Member shall not be liable to the Issuer, the Co-Issuer, any holder of the Notes, any holder of the Preferred Shares, any holder of ordinary shares of the Issuer or the Collateral Manager (i) for any losses incurred as a result of the actions taken or omitted to be taken by the Member pursuant to the provisions of this Exhibit B-l or the Advisory Committee Guidelines, except that the Member may be so liable to the extent such losses are the result of acts or omissions constituting willful misconduct, fraud or gross negligence by the Member in the performance of its obligations hereunder or under the Advisory Committee Guidelines or (ii) for the acts or omissions of any other member of the Advisory Committee.

(b)          The Issuer shall indemnify the Member for, and hold the Member harmless against, any loss, liability or expense (including without limitation reasonable attorneys’ fees and expenses) incurred arising out of or in connection with the Member’s service as a member of the Advisory Committee, including the costs and expenses of defense against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (collectively, “Losses”); provided, however, that the Issuer shall not indemnify the Member for any Losses incurred as a result of acts or omissions constituting willful misconduct, fraud or gross negligence by the Member in the performance of its obligations hereunder or under the Advisory Committee Guidelines.

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(c)          If any action shall be instituted involving the Member for which indemnification hereunder may be applicable, such Member shall promptly notify the Issuer and the Collateral Manager in writing and the Issuer shall have the right to retain counsel reasonably satisfactory to the Issuer and the Collateral Manager to represent the Member and any others the Issuer may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, the Member shall have the right to retain individual counsel but the fees and expenses of such counsel shall be at the expense of the Member unless (i) the Issuer and the Member shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include the Member and the Issuer and representation of all such parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Issuer shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for the Member and any other members of the Advisory Committee, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. The Issuer shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Issuer agrees, subject to the limitations noted herein, to indemnify the Member from and against any loss or liability by reason of such settlement or judgment. The Issuer shall not, without the prior written consent of the Member, effect any settlement of any pending or threatened proceeding in respect of which the Member is or is likely to have been a party, unless such settlement includes an unconditional release of the Member from all liability on claims that are the subject matter of such proceeding. Notwithstanding the foregoing, if any person shall pay the Member any amount of indemnification pursuant to this Paragraph 4, such person shall succeed to the rights of the Issuer, to the exclusion of the Issuer, set forth in this Paragraph 4(c) (including, but not limited to, the right of the Issuer to retain counsel to represent the Member in any related proceeding and to effect any settlement of any related pending or threatened proceeding).

5.          Notices.

All notices, requests, consents, approvals and other communications required or permitted to be given or delivered hereunder shall be in writing (which shall include notice by telecopy or like transmission) and shall be deemed to have been given when delivered personally against receipt, upon receipt of a transmitted confirmation if sent by telecopy or like transmission, or on the next business day when sent by overnight courier or similar service, if addressed to the respective parties as follows:

If to the Issuer, to:

Gramercy Real Estate CDO 2006-1, Ltd.

c/o Maples Finance Limited

Queensgate House

P.O. Box 1093GT

South Church Street

George Town

Grand Cayman, Cayman Islands

Telephone:  +1 (345) 945-7099

Fax:             + 1 (345) 945-7100

Attention:    The Directors

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with a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Charles Spetka

Facsimile: (301) 255-4874

with a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Legal Department

Facsimile: (301) 255-4874

If to the Member, to the address set forth on the Acknowledgement and Agreement, or to such other address or telephone number as either party shall have specified by notice in writing to the other party; provided, however, that any such notice of change of address or facsimile number shall be effective only upon receipt.

6.          Monthly Reports.

The Issuer shall provide or cause to be provided to the Member a copy of each Monthly Report (as defined in the Indenture), substantially and contemporaneously with its delivery to the Rating Agencies (as defined in the Indenture) under the Indenture.

7.          Term; Termination.

(a)          The Member’s term as an Independent Member of the Advisory Committee (the “Term”) shall commence on the date of its execution of the Acknowledgement and Agreement and shall continue until the earlier of: (i) the liquidation and winding-up of the Issuer; (ii) the payment in full of all Notes; (iii) the death of the Member; and (iv) the effective date of any resignation or removal of the Member as an Independent Member of the Advisory Committee as provided in this Paragraph 7.

(b)          The Member shall have the right to resign as a member of the Advisory Committee at any time upon 10 days’ prior written notice to the Issuer, except that any resignation pursuant to Paragraph 2 shall be effective immediately. The Collateral Manager shall have the right to appoint an Independent Member to replace any Independent Member that resigns.

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(c)          The holders of 66⅔%, by outstanding principal amount, of each Class of Notes voting as a separate Class (excluding any Notes held by the Collateral Manager, any of its Affiliates or any funds (other than the Issuer) managed by the Collateral Manager or its Affiliates) shall have the right to remove the Member for “cause.” For this purpose, “cause” shall mean: (i) the Member’s breach of any material provisions hereof and its failure to cure such breach within ninety (90) days after the first to occur of (x) notice of such failure is given to the Member and (y) the Member has actual knowledge of such breach; (ii) an act by the Member that constitutes fraud or criminal activity in the performance of its obligations hereunder or the Member is indicted of a felony offense or other crime involving an investment or investment-related business, fraud, false statements or omissions, wrongful taking of property, bribery, forgery, counterfeiting or extortion, in a court of competent jurisdiction (including the entry of a guilty or nolo contendere plea) or (iii) the Member becomes affiliated with the Collateral Manager or any affiliate of the Collateral Manager.

(d)          The Member also shall be subject to immediate removal from the Committee for “cause” by the Collateral Manager. For purposes of this Paragraph 9(d), “cause” shall mean: (i) each of the events listed in clauses (i) through (iii) of the definition of “cause” in Paragraph 9(c) above; (ii) the Member’s failure to substantially perform its duties hereunder and/or under the Advisory Committee Guidelines; (iii) any of the Member’s representations and warranties set forth in Paragraph 2 hereof becomes untrue; or (iv) the Member fails to respond to a notice provided by the Collateral Manager with respect to a Restricted Transaction within five business days after such notice or if the Member is not available to consider a Restricted Transaction within five business days after such notice.

If the Member’s Term is terminated pursuant to this Paragraph 7, such termination shall be without any further liability or obligation of either party to the other, except that any liability or obligation of either party under Paragraph 3 or 4 shall survive the termination of such Member.

8.          Confidentiality. The Member may receive certain information from the Collateral Manager and/or the Issuer in connection with its service as a member of the Advisory Committee. The Member agrees, as set forth in this Paragraph 10, to treat confidentially any Confidential Material (as defined below).

(a)          “Confidential Material” means any non-public, confidential or proprietary information that is or has been provided by the Collateral Manager or the Issuer to the Member or the Member’s employees, attorneys, accountants, advisors or other authorized representatives (collectively, “Representatives”) in connection with the Member’s service on the Advisory Committee, regardless of the form in which such information is communicated or maintained, and all notes, reports, analyses, compilations, studies, files or other documents or material, whether prepared by the Member or others, which are based on, contain or otherwise reflect such information. However, “Confidential Material” does not include any information that (i) at the time of disclosure or thereafter is generally available to and known by the public (other than as a result of a disclosure in violation of this Paragraph 10 directly or indirectly by the Member or the Member’s Representatives), (ii) was available to the Member on a non-confidential basis from a source other than the Collateral Manager or the Issuer or its advisors, or (iii) was independently acquired or developed by the Member without violating any provision of this Paragraph 10.

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(b)          The Member agrees that all Confidential Material shall be kept confidential by the Member and, except with the specific prior written consent of the Issuer and the Collateral Manager or as expressly otherwise permitted by the terms hereof, will not be disclosed by the Member to any person, other than any of the Member’s Representatives that need to know such information solely for the purpose of the Member’s service on the Advisory Committee (it being understood that, before disclosing the Confidential Material or any portion thereof to such Representatives, the Member shall inform such Representatives of the confidential nature of the Confidential Material and the restrictions related thereto). The Member agrees to be responsible for any breach of this Paragraph 10 by the Member’s Representatives. The Member further agrees that the Member shall not use Confidential Material for any reason or purpose other than in connection with its service on the Advisory Committee. In addition, without the prior written consent of the Issuer and the Collateral Manager, the Member agrees not to disclose to any person, other than the Member’s Representatives that need to know such information in connection with the Member’s service on the Advisory Committee, the fact that Confidential Material has been made available to the Member or that the Member is considering any investment presented to it by the Collateral Manager on behalf of the Issuer.

(c)          If the Member is requested or required, by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process, to disclose Confidential Material the Member shall provide the Issuer and the Collateral Manager with prompt notice of such event so that the Issuer and/or the Collateral Manager may seek a protective order or other appropriate remedy or waive compliance with the applicable provisions of this Paragraph 10 by the Member. If the Issuer or the Collateral Manager determines to seek such protective order or other remedy, the Member shall cooperate with the Issuer or the Collateral Manager in seeking such protective order or other remedy. If neither the Issuer nor the Collateral Manager is able to seek such protective order or other remedy, the Member shall seek it as directed by the Issuer or the Collateral Manager. If such protective order or other remedy is not obtained and disclosure of Confidential Material is required, or the Issuer grants a waiver hereunder, the Member (i) may furnish that portion (and only that portion) of the Confidential Material which the Member is legally required to disclose and (ii) will exercise reasonable best efforts to have confidential treatment afforded any Confidential Material so furnished.

(d)          Upon the termination hereof or upon the written request of the Issuer or the Collateral Manager at any time, the Member shall promptly deliver or cause to be delivered to the Issuer or the Collateral Manager or to a person designated by the Issuer or the Collateral Manager (or will destroy, with such destruction to be certified to the Issuer and the Collateral Manager) all documents or other matter furnished to the Member by or on behalf of the Issuer or the Collateral Manager constituting Confidential Material, together with all copies thereof in the possession of the Member. In such event, all other documents or other matter constituting Confidential Material prepared by the Member will be destroyed, with any such destruction certified to the Issuer and the Collateral Manager.

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9.          Limited Recourse.

Notwithstanding any other provision hereof, the Member acknowledges and agrees that he shall have recourse only to the Assets in respect of any claim, action, demand or right arising in respect of, or against, the Issuer and following realization of the Assets, any claims of the Member against the Issuer shall be extinguished and shall not thereafter revive. Notwithstanding any other provision hereof or in the Indenture, no member of the Advisory Committee or any Affiliate thereof shall be personally liable to the Member for any amounts payable, or performance due, by the Issuer hereunder. The Member agrees that the obligations of the Issuer to the Member are solely the corporate obligations of the Issuer and that the Member will not have recourse to any of the directors, officers, employees, shareholders or affiliates of the Issuer with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transaction contemplated hereby or in connection herewith. This provision shall survive termination of the Term.

10.         Non-Petition.

The Member agrees that, before the date that is one year and one day or if longer, the expiration of the then applicable preference period plus one day, after the payment in full of all Notes the Member shall not acquiesce, petition, join any other Person in any petition or otherwise invoke or cause any other Person to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law of any jurisdiction or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Issuer. This provision shall survive termination of the Term.

11.         Amendments.

The provisions of this Exhibit B-l may be amended only by an instrument in writing signed by the Issuer and the Member and consented to by the Collateral Manager.

12.         Third Parties.

Nothing herein, expressed or implied, shall give to any person, other than the Issuer, the Member and the Collateral Manager, any benefit or any legal or equitable right, remedy or claim hereunder.

13.         Third-Party Beneficiary.

Each of the Issuer and the Member agrees that the Collateral Manager is, and that it is intended that the Collateral Manager be afforded all the benefits of, an express third-party beneficiary in respect of the provisions hereof.

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EXHIBIT B-2

Additional Advisory Committee Guidelines

Affiliated Member

1.          Affiliated Member Duties.

As an Affiliated Member of the Advisory Committee, the Member shall:

(a)          serve on the Advisory Committee and attend meetings of the Advisory Committee at such times and places (and/or telephonically or by correspondence or otherwise) as shall be reasonably requested by the Issuer and the Collateral Manager;

(b)          promptly consider certain actions to be taken with respect to certain Restricted Transactions presented by the Collateral Manager (as further described in the Advisory Committee Guidelines);

(c)          in connection with considering Restricted Transactions, promptly review and consider investment memoranda, underwriting analyses and other information presented to the Member on behalf of the Issuer to the Advisory Committee in connection with the foregoing; and

(d)          take such other actions as may be reasonably necessary or advisable in connection with the foregoing;

provided, however, that (i) if the Member believes that the Member or an Affiliate thereof, or any of their respective officers, directors, employees, stockholders, partners, members or managers, has an interest in any Restricted Transaction, the Member shall promptly disclose such interest to the Issuer and the Collateral Manager and shall recuse himself from any consideration of such Restricted Transaction (in each case unless the Collateral Manager and each other member of the Advisory Committee (assuming that at least one such member of the Advisory Committee is an Independent Member and is not affiliated with the Restricted Transaction at issue) shall determine that such interest does not create a disabling conflict) and (ii) if the Member believes that, because of an actual or potential conflict of interest relating to a Restricted Transaction, it would be inappropriate or inadvisable for the Member to receive any confidential information related to such Restricted Transaction, the Member shall recuse himself from any consideration of such Restricted Transaction.

2.          Representations and Warranties.

The Member, by its execution of an Advisory Committee Member Acknowledgement and Agreement (the “Acknowledgment and Agreement”), will be deemed to represent and warrant that the Member has the Requisite Experience (as set forth in the Advisory Committee Guidelines).

If the representations and warranties set forth in this Paragraph 2 shall at any time fail to be true and correct, the Member shall promptly notify the Issuer and the Collateral Manager of that fact and shall immediately resign from the Advisory Committee.

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3.          Exculpation and Indemnification.

(a)          The Member shall not be liable to the Issuer, the Co-Issuer, any holder of the Notes, any holder of the Preferred Shares any holder of ordinary shares of the Issuer or the Collateral Manager (i) for any losses incurred as a result of the actions taken or omitted to be taken by the Member pursuant to the provisions of this Exhibit B-2 or the Advisory Committee Guidelines, except that the Member may be so liable to the extent such losses are the result of acts or omissions constituting willful misconduct, fraud or gross negligence by the Member in the performance of its obligations hereunder or under the Advisory Committee Guidelines or (ii) for the acts or omissions of any other member of the Advisory Committee.

(b)          The Issuer shall indemnify the Member for, and hold the Member harmless against, any loss, liability or expense (including without limitation reasonable attorneys’ fees and expenses) incurred arising out of or in connection with the Member’s service as a member of the Advisory Committee, including the costs and expenses of defense against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (collectively, “Losses”); provided, however, that the Issuer shall not indemnify the Member for any Losses incurred as a result of acts or omissions constituting willful misconduct, fraud or gross negligence by the Member in the performance of its obligations hereunder or under the Advisory Committee Guidelines.

(c)          If any action shall be instituted involving the Member for which indemnification hereunder may be applicable, such Member shall promptly notify the Issuer and the Collateral Manager in writing and the Issuer shall have the right to retain counsel reasonably satisfactory to the Issuer and the Collateral Manager to represent the Member and any others the Issuer may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, the Member shall have the right to retain individual counsel, but the fees and expenses of such counsel shall be at the expense of the Member unless (i) the Issuer and the Member shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include the Member and the Issuer and representation of all such parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Issuer shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for the Member and any other members of the Advisory Committee, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. The Issuer shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Issuer agrees, subject to the limitations noted herein, to indemnify the Member from and against any loss or liability by reason of such settlement or judgment. The Issuer shall not, without the prior written consent of the Member, effect any settlement of any pending or threatened proceeding in respect of which the Member is or is likely to have been a party, unless such settlement includes an unconditional release of the Member from all liability on claims that are the subject matter of such proceeding. Notwithstanding the foregoing, if any person shall pay the Member any amount of indemnification pursuant to this Paragraph 3, such person shall succeed to the rights of the Issuer, to the exclusion of the Issuer, set forth in this Paragraph 3(c) (including, but not limited to, the right of the Issuer to retain counsel to represent the Member in any related proceeding and to effect any settlement of any related pending or threatened proceeding).

B-2-2

4.          Notices.

All notices, requests, consents, approvals and other communications required or permitted to be given or delivered hereunder shall be in writing (which shall include notice by telecopy or like transmission) and shall be deemed to have been given when delivered personally against receipt, upon receipt of a transmitted confirmation if sent by telecopy or like transmission, or on the next business day when sent by overnight courier or similar service, if addressed to the respective parties as follows:

If to the Issuer, to:

Gramercy Real Estate CDO 2006-1, Ltd.

c/o Maples Finance Limited

Queensgate House

P.O. Box 1093 GT

South Church Street

George Town

Grand Cayman, Cayman Islands

Telephone:  +1 (345) 945-7099

Fax:             +1 (345) 945-7100

Attention:    The Directors

with a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Charles Spetka

Facsimile: (301) 255-4874

with a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Legal Department

Facsimile: (301) 255-4874

B-2-3

If to the Member, to the address set forth on the Acknowledgement and Agreement, or to such other address or telephone number as either party shall have specified by notice in writing to the other party; provided, however, that any such notice of change of address or facsimile number shall be effective only upon receipt.

5.          Monthly Reports.

The Issuer shall provide or cause to be provided to the Member a copy of each Monthly Report (as defined in the Indenture), substantially and contemporaneously with its delivery to the Rating Agencies (as defined in the Indenture) under the Indenture.

6.          Term; Termination.

(a)          The Member’s term as a Member of the Advisory Committee (the “Term”) shall commence on the date of its execution of the Acknowledgement and Agreement and shall continue until the earlier of: (i) the liquidation and winding-up of the Issuer; (ii) the payment in full of all Notes; (iii) the death of the Member; and (iv) the effective date of any resignation or removal of the Member as an Affiliated Member of the Advisory Committee as provided in this Paragraph 6.

(b)          The Member shall have the right to resign as a member of the Advisory Committee at any time upon 10 days’ prior written notice to the Issuer, except that any resignation pursuant to Paragraph 2 shall be effective immediately. The Collateral Manager shall have the right to appoint a Member to replace any Member that resigns.

(c)          The holders of 66⅔%, by outstanding principal amount, of each Class of Notes voting as a separate Class (excluding any Notes held by the Collateral Manager, any of its Affiliates or any funds (other than the Issuer) managed by the Collateral Manager or its Affiliates) shall have the right to remove the Member for “cause.” For this purpose, “cause” shall mean: (i) the Member’s breach of any material provisions hereof and its failure to cure such breach within ninety (90) days after the first to occur of (x) notice of such failure is given to the Member and (y) the Member has actual knowledge of such breach; or (ii) an act by the Member that constitutes fraud or criminal activity in the performance of its obligations hereunder or the Member is convicted of a felony offense or other crime involving an investment or investment-related business, fraud, false statements or omissions, wrongful taking of property, bribery, forgery, counterfeiting or extortion, in a court of competent jurisdiction (including the entry of a guilty or nolo contendere plea). Any replacement Affiliated Member shall be appointed by the Collateral Manager.

(d)          The Collateral Manager will have the right to remove any Affiliated Member at any time in its sole discretion (with or without cause), and such removal will not be subject to the appointment of any successor Affiliated Member.

If the Member’s Term is terminated pursuant to this Paragraph 6, such termination shall be without any further liability or obligation of either party to the other, except that any liability or obligation of either party under Paragraph 3 shall survive the termination of such Member.

B-2-4

7.          Limited Recourse.

Notwithstanding any other provision hereof, the Member acknowledges and agrees that he shall have recourse only to the Assets in respect of any claim, action, demand or right arising in respect of, or against, the Issuer and following realization of the Assets, any claims of the Member against the Issuer shall be extinguished and shall not thereafter revive. Notwithstanding any other provision hereof or in the Indenture, no member of the Advisory Committee or any Affiliate thereof shall be personally liable to the Member for any amounts payable, or performance due, by the Issuer hereunder. This provision shall survive termination of the Term.

8.          Non-Petition.

The Member agrees that, before the date that is one year and one day, or if longer, the expiration of the then applicable preference period plus one day, after the payment in full of all Notes the Member shall not acquiesce, petition, join any other Person in any petition or otherwise invoke or cause any other Person to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law of any jurisdiction or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Issuer. The Member agrees that the obligations of the Issuer to the Member are solely the corporate obligations of the Issuer and that the Member will not have recourse to any of the directors, officers, employees, shareholders or affiliates of the Issuer with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transaction contemplated hereby or in connection herewith. This provision shall survive termination of the Term.

9.          Amendments.

The provisions of this Exhibit B-2 may be amended only by an instrument in writing signed by the Issuer and the Member and consented to by the Collateral Manager.

10.         Third-Parties.

Nothing herein, expressed or implied, shall give to any person, other than the Issuer, the Member and the Collateral Manager, any benefit or any legal or equitable right, remedy or claim hereunder.

11.         Third Party Beneficiary.

Each of the Issuer and the Member agrees that the Collateral Manager is, and that it is intended that the Collateral Manager be afforded all the benefits of, an express third-party beneficiary in respect of the provisions hereof.

B-2-5

AMENDED AND RESTATED COLLATERAL MANAGEMENT AGREEMENT

This Amended and Restated Collateral Management Agreement, dated as of [●], 2013 (this “Agreement”), is entered into by and between GRAMERCY REAL ESTATE CDO 2007-1, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (together with successors and assigns permitted hereunder, the “Issuer”), and CWCAPITAL INVESTMENTS LLC, a limited liability company organized under the laws of the Commonwealth of Massachusetts (“CWCI” and together with its successors and assigns, the “Collateral Manager”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Indenture, dated as of August 8, 2007 (as amended to the date hereof, the “Indenture”), by and among the Issuer, Gramercy Real Estate CDO 2007-1 LLC, as co-issuer (the “Co-Issuer”), Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar, and CWCapital Investments LLC, as advancing agent.

WHEREAS, the Issuer appointed GKK Manager LLC (“GKKM”) as the Collateral Manager pursuant to a Collateral Management Agreement dated as of August 8, 2007 (the “Original CMA”) to perform certain duties and services with respect to the Assets;

WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of the date hereof (the “A&A Agreement”), GKKM has assigned to CWCI all of its rights and obligations as Collateral Manager under the Original CMA, with effect as of the date hereof, pursuant to the terms of the A&A Agreement;

WHEREAS, the Collateral Manager and the Issuer desire to amend and restate the Agreement to make certain limited changes;

WHEREAS, Rating Agency Condition with respect to each Rating Agency has been satisfied in connection with CWCI becoming the Collateral Manager;

WHEREAS, each of the Issuer and the Collateral Manager wishes to enter into this Agreement pursuant to which the Collateral Manager agrees to perform, on behalf of the Issuer, on and after the date hereof, certain duties and services with respect to the Assets in the manner and on the terms set forth herein, and the Collateral Manager has the capacity to provide the services required hereby and is prepared to perform such services upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree to amend and restate the Original CMA and agree as follows:

1.          Management Services. The Collateral Manager is hereby appointed as the Issuer’s exclusive agent to provide the Issuer with certain services in relation to the Assets specified herein and in the Indenture. Accordingly, the Collateral Manager accepts such appointment and shall provide the Issuer with the following services (in accordance with all applicable requirements of the Indenture, the CDO Servicing Agreement and this Agreement, including, without limitation, the Collateral Manager Servicing Standard, as applicable, and without regard to any conflicts of interest):

(a)         determining specific Collateral Debt Securities to be purchased or Collateral Debt Securities to be sold and the timing of such purchases and sales, in each case, as permitted by the Indenture;

(b)         determining specific Eligible Investments to be purchased or sold and the timing of such purchases and sales, in each case, as permitted by the Indenture;

(c)         effecting or directing the purchase of Collateral Debt Securities and Eligible Investments, effecting or directing the sale of Collateral Debt Securities and Eligible Investments, and directing the investment or reinvestment of proceeds therefrom, in each case as permitted by the Indenture;

(d)         negotiating with the issuers of Collateral Debt Securities as to proposed modifications or waivers of the documentation governing such Collateral Debt Securities as permitted under the Indenture;

(e)         subject to the applicable provisions of the Asset Servicing Agreement, taking action, or advising the Trustee with respect to actions to be taken, with respect to the Issuer’s exercise of any rights (including, without limitation, voting rights, tender rights and rights arising in connection with the bankruptcy or insolvency of an issuer or the consensual or non-judicial restructuring of the debt or equity of an issuer) or remedies in connection with the Collateral Debt Securities and Eligible Investments, as provided in the related Underlying Instruments, including in connection with an Offer or a default, and participating in the committees or other groups formed by creditors of an issuer, or taking any other action with respect to Collateral Debt Securities and Eligible Investments which the Collateral Manager determines in the reasonable exercise of the Collateral Manager’s business judgment is in the best interests of the Noteholders in accordance with, and as permitted by, the terms of the Indenture, any servicing agreement and this Agreement;

(f)          consulting with the Rating Agencies at such times as may be reasonably requested by the Rating Agencies and providing the Rating Agencies with any information reasonably requested in connection with the Rating Agencies’ maintenance of their ratings of the Notes and their assigning credit indicators to prospective Collateral Debt Securities, if applicable;

(g)         determining whether specific Collateral Debt Securities are Credit Risk Securities, Defaulted Securities, Written Down Securities or Spread Appreciated Securities and determining whether such Collateral Debt Securities, and any other Collateral Debt Securities that are permitted or required to be sold pursuant to the Indenture, should be sold, and directing the Trustee to effect a disposition of any such Collateral Debt Securities, subject to, and in accordance with the terms and conditions of the Indenture;

(h)         (i) monitoring the Assets on an ongoing basis and (ii) providing or causing to be provided to the Issuer and/or the other applicable parties specified in the Indenture all reports, schedules and certificates which relate to the Assets and which the Issuer is required to prepare and deliver under the Indenture, which are not prepared and delivered by the Trustee, on behalf of the Issuer, under the Indenture, in the form and containing all information required thereby (including, in the case of the Monthly Reports and the Notes Valuation Reports, providing the information to the Trustee as specified in Sections 10.9(c) and 10.9(e) of the Indenture in sufficient time for the Trustee to prepare the Monthly Report and the Notes Valuation Report) and, if applicable, in sufficient time for the Issuer to review such required reports and schedules and to deliver them to the parties entitled thereto under the Indenture;

(i)          managing the Issuer’s Collateral Debt Securities and Eligible Investments in accordance with the Indenture, including the limitations relating to the Eligibility Criteria, the Coverage Tests, the Collateral Quality Tests, the Replenishment Criteria and the other requirements of the Indenture and this Agreement, and, subject to the Asset Servicing Agreement, taking any action that the Collateral Manager deems appropriate and consistent with the Indenture, the Collateral Manager Servicing Standard and the standard of care set forth herein with respect to any portion of the Assets that does not constitute Collateral Debt Securities or Eligible Investments as required or permitted by the Indenture;

(j)          monitoring all Hedge Agreements and determining whether and when the Issuer should exercise any rights available under any Hedge Agreement, and causing the Issuer to enter into additional or replacement Hedge Agreements or terminating (in part or in whole) existing Hedge Agreements, in each case, in accordance with the Indenture and the terms of such Hedge Agreements;

(k)         providing notification promptly, in writing, to the Trustee and the Issuer upon receiving actual notice that a Collateral Debt Security is subject to an Offer or has become a Defaulted Security, a Written Down Security or a Credit Risk Security;

(l)          providing notification promptly, in writing, to the Trustee and the Issuer upon becoming actually aware of a Default or an Event of Default under the Indenture;

(m)        determining (subject to the Indenture) whether, in light of the composition of Collateral Debt Securities, general market conditions and other factors considered pertinent by the Collateral Manager, investments of Replenishment Proceeds in additional Collateral Debt Securities in the foreseeable future would, at any time during the Replenishment Period, either be impractical or not beneficial to the Issuer and the Holders of the Preferred Shares;

(n)         if the Collateral Manager elects to amortize the Notes pursuant to and in accordance with Section 9.7 of the Indenture, providing notification, in writing, to the Trustee, the Issuer, the Co-Issuer, the Class A-2 Note Insurer and each Hedge Counterparty of (A) such election and (B) the amount of such proceeds that will be used to so amortize the Notes;

(o)         taking reasonable action on behalf of the Issuer to effect any Optional Redemption, any Tax Redemption, any Auction Call Redemption or any Clean-up Call in accordance with the Indenture;

(p)         on the Stated Maturity of the Notes, or in connection with any Optional Redemption, any Tax Redemption, any Auction Call Redemption or any Clean-up Call, liquidating any remaining Hedge Agreements in accordance with the terms thereof and the Indenture;

(q)         monitoring the ratings of the Collateral Debt Securities and the Issuer’s compliance with the covenants by the Issuer in the Indenture;

(r)          assisting the Issuer in (i) taking any action in order to effect and/or maintain the listing of any of the Notes on the Irish Stock Exchange, (ii) obtaining any waiver from the Irish Stock Exchange or (iii) providing other information related to the Issuer that is reasonably available to the Collateral Manager, in each case, when specifically requested by the Irish Stock Exchange;

(s)         complying with such other duties and responsibilities as may be specifically required of the Collateral Manager by the Indenture or this Agreement;

(t)          complying in all material respects with the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Issuer;

(u)         in order to render the Securities eligible for resale pursuant to Rule 144A under the Securities Act, while any of such Securities remain outstanding, making available, upon request, to any Holder or prospective purchaser of such Securities, additional information regarding the Issuer and the Assets if such information is reasonably available to the Collateral Manager and constitutes Rule 144A Information required to be furnished by the Issuer pursuant to Section 7.13 of the Indenture, unless the Issuer furnishes information to the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13 or Section 15(d) of the Exchange Act;

(v)         upon reasonable request, assisting the Trustee or the Issuer with respect to such actions to be taken after the Closing Date, as is necessary to maintain the clearing and transfer of the Notes through DTC and Euroclear;

(w)        in accordance with the Collateral Manager Servicing Standard, enforcing the rights of the Issuer as holder of the Collateral Debt Securities, including, without limitation, taking such action as is necessary to enforce the Issuer’s rights with respect to remedies related to breaches of representations, warranties or covenants in the Underlying Instruments for the benefit of the Issuer;

(x)         determining (for purposes of the Collateral Quality Tests) whether Underlying Mortgaged Properties located in the State of California are located in the “southern region” or the “northern region” of the State of California;

(y)        designating Eligible Investments for sale at auction in connection with an Auction Call Redemption; and

(z)         electing the applicable scenario to use in connection with the Moody’s Test Matrix, the S&P Test Matrix and the Fitch Test Matrix.

In furtherance of the foregoing, the Issuer hereby appoints the Collateral Manager the Issuer’s true and lawful agent and attorney-in-fact, with full power of substitution and full authority in the Issuer’s name, place and stead and without any necessary further approval of the Issuer, in connection with the performance of the Collateral Manager’s duties provided for in this Agreement, including the following powers: (i) in accordance with the terms and conditions of the Indenture and this Agreement, to buy, sell, exchange, convert and otherwise trade Collateral Debt Securities and Eligible Investments and (ii) to execute (under hand, under seal or as a deed) and deliver all necessary and appropriate documents and instruments on behalf of the Issuer to the extent necessary or appropriate to perform the services referred to in (a) through (y) above of this Section 1 and under the Indenture. The foregoing power of attorney is a continuing power, coupled with an interest, and shall remain in full force and effect until revoked by the Issuer in writing by virtue of the termination of this Agreement pursuant to Section 12 hereof or an assignment of this Agreement pursuant to Section 17 hereof; provided that any such revocation shall not affect any transaction initiated prior to such revocation. Nevertheless, if so requested by the Collateral Manager, a purchaser of a Collateral Debt Security or Eligible Investment or a Hedge Counterparty, the Issuer shall ratify and confirm any such sale or other disposition by executing and delivering to the Collateral Manager, such purchaser or such Hedge Counterparty all proper bills of sale, assignments, releases and other instruments as may be designated in any such request.

The Collateral Manager does not hereby guarantee that sufficient funds will be available on each Payment Date to satisfy any such payment obligations. The Collateral Manager shall perform its obligations hereunder and under the Indenture with reasonable care and in good faith, using a degree of skill and attention no less than that which it (a) exercises with respect to comparable assets that it manages for itself and (b) exercises with respect to comparable assets that it manages for others, and in a manner consistent with the practices and procedures then in effect followed by reasonable and prudent institutional managers of national standing relating to assets of the nature and character of the Assets, except as expressly provided in this Agreement or in the Indenture. In addition, the Collateral Manager shall use commercially reasonable efforts to ensure that directions to the Trustee with respect to the purchase of Eligible Investments are made by the Collateral Manager only if, in the Collateral Manager’s commercially reasonable judgment at the time of such direction, payment at settlement in respect of any such purchase could be made without any breach or violation of, or default under, the terms of the Indenture or this Agreement. The Collateral Manager shall comply with and perform all the duties and functions that have been specifically delegated to the Collateral Manager under the Indenture. The Collateral Manager shall be bound to follow any amendment, supplement or modification to the Indenture of which it has received written notice at least ten (10) Business Days prior to the execution and delivery thereof by the parties thereto; provided, however, that, with respect to any amendment, supplement, modification or waiver to the Indenture which may affect the Collateral Manager, the Collateral Manager shall not be bound thereby (and the Issuer agrees that it shall not permit any such amendment, supplement, modification or waiver to become effective) unless the Collateral Manager has been given prior written notice thereof and gives its written consent thereto (which consent shall not be unreasonably withheld) to the Trustee and the Issuer prior to the effectiveness thereof.

The Collateral Manager shall take all actions reasonably requested by the Trustee to facilitate the perfection of the Trustee’s security interest in the Assets pursuant to the Indenture.

Notwithstanding anything contained herein to the contrary, (i) any cash advance the Collateral Manager makes with respect to cure payments and actions taken in connection therewith and (ii) any voting, consent, consultation or control rights exercised by the Collateral Manager with respect to a Collateral Debt Security that is a B Note, Participation or junior interest in a Mezzanine Loan, in each case, shall be subject to the applicable provisions of the Asset Servicing Agreement.

2.          Delegation of Duties. The Collateral Manager may delegate to third parties (including its Affiliates), which it shall select with reasonable care, and employ third parties to execute any or all of the duties assigned to the Collateral Manager hereunder; provided, however, that (i) the Collateral Manager shall not be relieved of any of its duties or obligations hereunder as a result of such delegation to or employment of third parties, (ii) the Collateral Manager shall be solely responsible for the fees and expenses payable to any such third party, except as set forth in Section 6 hereof and (iii) such delegation does not constitute an “assignment” under the Advisers Act.

3.          Purchase and Sale Transactions; Brokerage.

(a)        The Collateral Manager shall seek to obtain the best overall terms for all orders placed with respect to the Assets, considering all reasonable circumstances, including, if applicable, the conditions or terms of early redemption of the Securities, it being understood that the Collateral Manager has no obligation to obtain the lowest prices available. Subject to the foregoing objective, the Collateral Manager may take into consideration all factors the Collateral Manager reasonably determines to be relevant, including, without limitation, timing, general relevant trends and research and other brokerage services and support equipment and services related thereto furnished to the Collateral Manager or its Affiliates by brokers and dealers in compliance with Section 28(e) of the Exchange Act or, if Section 28(e) of the Exchange Act is not applicable, in accordance with the provisions set forth herein. Such services may be used in connection with the other advisory activities or investment operations of the Collateral Manager and/or its Affiliates. In addition, the Collateral Manager may take into account available prices, rates of brokerage commissions and size and difficulty of the order, in addition to other relevant factors (such as, without limitation, execution capabilities, reliability (based on total trading rather than individual trading), integrity, financial condition in general, execution and operational capabilities of competing brokers and/or dealers, and the value of the ongoing relationship with such brokers and/or dealers), without having to demonstrate that such factors are of a direct benefit to the Issuer in any specific transaction. The Issuer acknowledges and agrees that (i) the determination by the Collateral Manager of any benefit to the Issuer is subjective and represents the Collateral Manager’s evaluation at the time that the Issuer will be benefited by relatively better purchase or sales prices, lower brokerage commissions and beneficial timing of transactions or a combination of any of these and/or other factors and (ii) the Collateral Manager shall be fully protected with respect to any such determination to the extent the Collateral Manager acts in good faith, and in accordance with the Collateral Manager Servicing Standard and in accordance with the standard of care set forth in Section 1 hereof, and without gross negligence, willful misconduct or reckless disregard of the obligations of the Issuer hereunder or under the terms of the Indenture.

The Collateral Manager may aggregate sales and purchase orders of securities placed with respect to the Assets with similar orders being made simultaneously for other accounts managed by the Collateral Manager or with accounts of the Affiliates of the Collateral Manager if, in the Collateral Manager’s sole judgment, exercised in good faith, such aggregation will not have an adverse effect on the Issuer. When any such aggregate sales or purchase orders occur, the objective of the Collateral Manager (and any of its Affiliates involved in such transactions) shall be to allocate the executions among the accounts in a manner fair and equitable to all such accounts and generally to seek to allocate securities available for investment to all such accounts pro rata in proportion to the optimum amount sought by the Collateral Manager for each respective account. In connection with the foregoing, the objective of the Collateral Manager shall be to allocate investment opportunities and the purchases or sales of instruments in a manner believed by the Collateral Manager, in good faith, taking into account the Collateral Manager’s Servicing Standard and in accordance with the standard of care set forth in Section 1 hereof, to be fair and equitable.

In connection with any purchase of a portfolio of assets other than securities, the objective of the Collateral Manager shall be to allocate such assets (and the aggregate purchase price paid for such assets) among the Collateral Manager’s clients (including the Issuer) in a manner believed by the Collateral Manager to be fair and equitable. The Issuer acknowledges and agrees that the Collateral Manager shall be fully protected with respect to any such allocation to the extent the Collateral Manager acts in good faith, taking into account the Collateral Manager’s Servicing Standard and in accordance with the standard of care set forth in Section 1 hereof, and without gross negligence, willful misconduct or reckless disregard of the obligations of the Issuer hereunder or under the terms of the Indenture.

All purchases and sales of Eligible Investments and Collateral Debt Securities by the Collateral Manager on behalf of the Issuer shall be conducted in compliance with all applicable laws (including, without limitation, Section 206(3) of the Advisers Act) and the terms of the Indenture. After (and excluding) the Closing Date, the Collateral Manager shall cause any purchase or sale of any Collateral Debt Security or Eligible Investment to be conducted on an arm’s-length basis or, if applicable, in compliance with Section 3(b) hereof.

(b)          The Collateral Manager, subject to and in accordance with the terms and conditions of the Indenture, may effect direct trades between the Issuer and the Collateral Manager or any of its Affiliates acting as principal or agent (any such transaction, a “Related Party Trade”): provided, however, that a Related Party Trade after (and excluding) the Closing Date, other than Permitted Cash Purchases, sales of property or securities in accordance with the Origination Agreement and sales of Assets pursuant to an auction in connection with an Auction Call Redemption or in connection with a redemption of the Notes pursuant to Article 9 of the Indenture, may be effected only (i) upon disclosure to and with the prior consent of an advisory committee containing at least one member independent from the Collateral Manager (whose affirmative vote shall be required to grant such consent) acting as a surrogate for, and in the best interest of, the holders of the Securities that has been appointed from time to time as needed by the Issuer or by the Collateral Manager following the resignation of any member (the “Advisory Committee”) and based on the Advisory Committee’s determination that such transaction is on terms substantially as favorable to the Issuer as would be the case if a such transaction were effected with Persons not so affiliated with the Collateral Manager or any of its Affiliates, (ii) subject to a requirement that the purchase price in respect of any Collateral Debt Security acquired by the Issuer from a Seller pursuant to such a direct trade may not exceed the Principal Balance thereof, plus accrued and unpaid interest thereon (or, in the case of a Preferred Equity Security, all accrued and unpaid dividends or other distributions not attributable to the return of capital by its governing documents) and (iii) if such purchase or sale, as the case may be, is in accordance with the terms of the Indenture. The Advisory Committee, if any, shall be formed subject to the Advisory Committee Guidelines attached hereto as Exhibit A (the “Advisory Committee Guidelines”). The Issuer consents and agrees that, if any transaction relating to the Issuer, including any transaction effected between the Issuer and the Collateral Manager or its Affiliates, shall be subject to the disclosure and consent requirements of Section 206(3) of the Advisers Act, such requirements shall be satisfied with respect to the Issuer and all Holders of the Securities if disclosure shall be given to, and consent obtained from, the Advisory Committee. For avoidance of doubt, it is hereby understood and agreed by the parties hereto that no disclosure to, or consent of, the Advisory Committee shall be required with respect to Permitted Cash Purchases, sales of property or securities in accordance with the Origination Agreement and sales of Assets pursuant to an auction in connection with an Auction Call Redemption or in connection with a redemption of the Notes pursuant to Article 9 of the Indenture. Notwithstanding the foregoing, to the extent such provisions are determined not to satisfy the requirements of the Advisers Act, the Collateral Manager shall take such actions in connection with any Related Party Trade as will satisfy the requirements of Section 206(3) of the Advisers Act.

4.          Representations and Warranties of the Issuer. The Issuer represents and warrants to the Collateral Manager that:

(a)        the Issuer (i) has been duly incorporated and registered as an exempted company and is validly existing under the laws of the Cayman Islands, (ii) has full power and authority to own the Issuer’s assets and the securities proposed to be owned by the Issuer and included among the Assets and to transact the business for which the Issuer was incorporated and (iii) is duly qualified under the laws of each jurisdiction where the Issuer’s ownership or lease of property or the conduct of the Issuer’s business requires or the performance of the Issuer’s obligations under this Agreement and the Indenture would require such qualification, except for failures to be so qualified that would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of the Issuer or the ability of the Issuer to perform its obligations under, or on the validity or enforceability of, this Agreement and the Indenture; the Issuer has full power and authority to execute, deliver and perform the Issuer’s obligations hereunder and thereunder; this Agreement and the Indenture have been duly authorized, executed and delivered by the Issuer and constitute legal, valid and binding agreements enforceable against the Issuer in accordance with their terms except that the enforceability thereof may be subject to (a) bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws now or hereafter in effect relating to creditors’ rights and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(b)        no consent, approval, authorization or order of or declaration or filing with any government, governmental instrumentality or court or other Person is required for the performance by the Issuer of its duties hereunder or under the Indenture, except those that may be required under state securities or “blue sky” laws or the applicable laws of any jurisdiction outside of the United States, and such as have been duly made or obtained;

(c)        neither the execution, delivery and performance of this Agreement or the Indenture nor the performance by the Issuer of its duties hereunder or under the Indenture (i) conflicts with or will violate or result in a default under the Issuer’s Governing Documents or any material contract or agreement to which the Issuer is a party or by which it or its assets may be bound, or any law, decree, order, rule, or regulation applicable to the Issuer of any court or regulatory, administrative or governmental agency, body or authority or arbitrator having jurisdiction over the Issuer or its properties, or (other than as contemplated or permitted by the Indenture) will result in a lien on any of the property of the Issuer and (ii) would have a material adverse effect upon the ability of the Issuer to perform its duties under this Agreement or the Indenture;

(d)        the Issuer and its Affiliates are not in violation of any federal, state or Cayman Islands laws or regulations, and there is no charge, investigation, action, suit or proceeding before or by any court or regulatory agency pending or, to the best knowledge of the Issuer, threatened that, in any case, would have a material adverse effect upon the ability of the Issuer to perform its duties under this Agreement or the Indenture;

(e)        the Issuer is not an “investment company” under the Investment Company Act; and

(f)         the assets of the Issuer do not and will not at any time constitute the assets of any plan subject to the fiduciary responsibility provisions of ERISA or of any plan within the meaning of Section 4975(e)(1) of the Code.

5.          Representations and Warranties of the Collateral Manager. The Collateral Manager represents and warrants to the Issuer that:

(a)        the Collateral Manager (i) has been duly organized, is validly existing and is in good standing under the laws of the Commonwealth of Massachusetts, (ii) has full power and authority to own the Collateral Manager’s assets and to transact the business in which it is currently engaged and (iii) is duly qualified and in good standing under the laws of each jurisdiction where the Collateral Manager’s ownership or lease of property or the conduct of the Collateral Manager’s business requires, or the performance of this Agreement and the Indenture would require, such qualification, except for failures to be so qualified that would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of the Collateral Manager or the ability of the Collateral Manager to perform its obligations under, or on the validity or enforceability of, this Agreement and the provisions of the Indenture applicable to the Collateral Manager; the Collateral Manager has full power and authority to execute, deliver and perform this Agreement and the Collateral Manager’s obligations hereunder and the provisions of the Indenture applicable to the Collateral Manager; this Agreement has been duly authorized, executed and delivered by the Collateral Manager and constitutes a legal, valid and binding agreement of the Collateral Manager, enforceable against it in accordance with the terms hereof, except that the enforceability hereof may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(b)        neither the Collateral Manager nor any of its Affiliates is in violation of any federal or state securities law or regulation promulgated thereunder that would have a material adverse effect upon the ability of the Collateral Manager to perform its duties under this Agreement or the Indenture, and there is no charge, investigation, action, suit or proceeding before or by any court or regulatory agency pending or, to the best knowledge of the Collateral Manager, threatened which could reasonably be expected to have a material adverse effect upon the ability of the Collateral Manager to perform its duties under this Agreement or the Indenture;

(c)        neither the execution and delivery of this Agreement nor the performance by the Collateral Manager of its duties hereunder or under the Indenture conflicts with or will violate or result in a breach or violation of any of the terms or provisions of, or constitutes a default under: (i) the limited liability company agreement of the Collateral Manager, (ii) the terms of any indenture, contract, operating agreement, lease, mortgage, deed of trust, note agreement or other evidence of indebtedness or other agreement, obligation, condition, covenant or instrument to which the Collateral Manager is a party or by which the Collateral Manager is bound, (iii) any law, decree, order, rule or regulation applicable to the Collateral Manager of any court or regulatory, administrative or governmental agency, body or authority or arbitrator having jurisdiction over the Collateral Manager or its properties, and which would have, in the case of any of (i), (ii) or (iii) of this subsection (c), either individually or in the aggregate, a material adverse effect on the business, operations, assets or financial condition of the Collateral Manager or the ability of the Collateral Manager to perform its obligations under this Agreement or the Indenture;

(d)        no consent, approval, authorization or order of or declaration or filing with any government, governmental instrumentality or court or other Person is required for the performance by the Collateral Manager of its duties hereunder and under the Indenture, except such as have been duly made or obtained; and

(e)        the Collateral Manager is a registered investment adviser under the Advisers Act.

6.          Expenses. Both parties hereto acknowledge and agree that a portion of the gross proceeds received from the issuance and sale of the Securities will be used to pay certain organizational and structuring fees and expenses of the Co-Issuers, including the legal fees and expenses of counsel to the Collateral Manager. The Collateral Manager shall pay all expenses and costs incurred by it in the course of performing its obligations under this Agreement; provided, however, that the Collateral Manager shall not be liable for, and (subject to the Priority of Payments set forth in the Indenture and to the extent funds are available therefor) the Issuer shall be responsible for the payment of, reasonable expenses and costs (including, without limitation, reasonable travel expenses) of (i) independent accountants, consultants and other advisers retained by the Issuer or by the Collateral Manager on behalf of the Issuer in connection with the services provided by the Collateral Manager hereunder, (ii) legal advisers retained by the Issuer or by the Collateral Manager on behalf of the Issuer in connection with the services provided by the Collateral Manager hereunder and (iii) the Collateral Manager (A) to the extent of reasonable expenses disbursed or allocated in valuing the Assets, disbursed or allocated software and technology expenditures relating to the monitoring and administration of the Assets and any other reasonable expenses incurred by the Collateral Manager in connection with matters arising in the performance by the Collateral Manager of its duties under this Agreement and (B) for an allocable share of the cost of certain credit databases used by the Collateral Manager in providing services to the Issuer under this Agreement.

7.          Fees. As compensation for the performance of its obligations as Collateral Manager hereunder and under the Indenture, the Collateral Manager shall be entitled to receive (i) a fee, payable quarterly in arrears on each Payment Date in accordance with the Priority of Payments, equal to (a) 0.05% per annum of the amount described in clause (i) of the definition of Net Outstanding Portfolio Balance plus (b) 0.10% per annum of the sum of the amounts described in clauses (ii) through (iv) of the definition of Net Outstanding Portfolio Balance (the “Senior Collateral Management Fee”) and (ii) an additional fee, payable quarterly in arrears on each Payment Date in accordance with the Priority of Payments, equal to 0.15% per annum of the sum of the amounts described in clauses (ii) through (iv) of the definition of Net Outstanding Portfolio Balance (the “Subordinate Collateral Management Fee” and, together with the Senior Collateral Management Fee, the “Collateral Management Fee”). Each Collateral Management Fee shall be calculated for each Interest Accrual Period assuming a 360-day year with twelve (12) thirty-day months. The Collateral Management Fee shall be calculated based on the Net Outstanding Portfolio Balance as of the first day of the applicable Interest Accrual Period. If on any Payment Date there are insufficient funds to pay such fees (and/or any other amounts due and payable to the Collateral Manager) in full, in accordance with the Priority of Payments, the amount not so paid shall be deferred and such amounts shall be payable on such later Payment Date on which funds are available therefor as provided in the Priority of Payments set forth in the Indenture. Any accrued and unpaid Senior Collateral Management Fee that is deferred due to the operation of the Priority of Payments shall accrue interest at a per annum rate equal to LIBOR in effect for the applicable Interest Accrual Period computed on an actual 360-day basis. Any accrued and unpaid Subordinate Collateral Management Fee that is deferred due to the operation of the Priority of Payments shall accrue interest at a per annum rate equal to LIBOR in effect for the applicable Interest Accrual Period on an actual 360-day basis. Notwithstanding any other provision hereof, the aggregate amount of all accrued but unpaid Subordinate Collateral Management Fee payable on the final Payment Date or, if earlier, following the winding up of the Issuer shall be equal to the lesser of (a) the nominal amount thereof and (b) the amount available for payment under the Priority of Payments. The Collateral Manager hereby agrees not to cause the filing of a petition in bankruptcy against the Issuer for the nonpayment to the Collateral Manager of any amounts due it hereunder except in accordance with Section 18 hereof and, subject to the provisions of Section 12, to continue to serve as Collateral Manager. If this Agreement is terminated pursuant to Section 12 hereof or otherwise, the accrued fees payable to the Collateral Manager shall be prorated for any partial periods between the Payment Dates during which this Agreement was in effect and shall be due and payable on the first Payment Date following the date of such termination, together with all expenses payable to the Collateral Manager in accordance with Section 6 hereof, and subject to the provisions of the Indenture and the Priority of Payments.

8.          Non-Exclusivity. Nothing herein shall prevent the Collateral Manager or any of its Affiliates or any of their officers or directors from engaging in any other businesses or providing investment management, advisory or any other types of services to any Persons, including the Issuer, the Trustee and the Noteholders, to the fullest extent permitted by applicable law; provided, however, that the Collateral Manager may not take any of the foregoing actions which the Collateral Manager knows or reasonably should know would require the Issuer or the pool of Assets to register as an “investment company” under the Investment Company Act.

9.          Conflicts of Interest.

(a)        After (but excluding) the Closing Date and the sales by Affiliates of the Collateral Manager of Collateral Debt Securities to the Issuer on the Closing Date (and except in the case of Permitted Cash Purchases, sales of property or securities in accordance with the Origination Agreement and sales of Assets pursuant to an auction in connection with an Auction Call Redemption or in connection with a redemption of the Notes pursuant to Article 9 of the Indenture), the Collateral Manager shall not cause the Issuer to enter into any transaction with the Collateral Manager or any of its Affiliates as principal, unless the applicable terms and conditions set forth in Section 1 and Section 3(b) are complied with.

(b)        The Collateral Manager shall perform its obligations hereunder in accordance with the requirements of the Advisers Act and the Indenture. The Issuer acknowledges that the Collateral Manager, its Affiliates and funds or accounts for which the Collateral Manager or its Affiliates acts as investment adviser may at times own Notes of one or more Classes. After the Closing Date, the Collateral Manager agrees to provide the Trustee with written notice upon the acquisition or transfer (after, but excluding, the Closing Date) of any Collateral Manager Securities.

(c)        Nothing herein shall prevent the Collateral Manager or any of its Affiliates or officers and directors of the Collateral Manager from engaging in other businesses (including financing, purchasing, owning, holding, originating or disposing of any assets or investments), or from rendering services of any kind to the Issuer and its Affiliates, the Trustee, the Holders or any other Person or entity, whether or not any of the foregoing may be competitive with the business of the Issuer or the Co-Issuer so long as the Collateral Manager complies with the standard of care set forth in Section 1 hereof. Without prejudice to the generality of the foregoing, directors, officers, members, partners, employees and agents of the Collateral Manager, Affiliates of the Collateral Manager, and the Collateral Manager may so long as the Collateral Manager complies with the standard of care set forth in Section 1 hereof, subject to the terms and conditions of the Indenture, among other things:

(i)         serve as directors (whether supervisory or managing), officers, employees, partners, members, managers, agents, nominees or signatories for the Issuer or any Affiliate thereof, or for any obligor in respect of any of the Collateral Debt Securities or Eligible Investments, or any of their respective Affiliates, except to the extent prohibited by their respective Underlying Instruments, as from time to time amended; provided that (x) in the reasonable judgment of the Collateral Manager, such activity will not have a material adverse effect on the ability of the Issuer or the Trustee to enforce its respective rights with respect to any Assets and (y) nothing in this paragraph shall be deemed to limit the duties of the Collateral Manager set forth in Section 1 hereof;

(ii)         perform, and receive fees for the performance of, services of whatever nature rendered to an obligor in respect of any of the Collateral Debt Securities or Eligible Investments, including acting as master servicer, sub-servicer or special servicer with respect to any CMBS Securities or with respect to any commercial mortgage loan constituting or underlying any Collateral Debt Security; provided that, in the reasonable judgment of the Collateral Manager, such activity will not have a material adverse effect on the ability of the Issuer or the Trustee to enforce its respective rights with respect to any of the Assets; provided, further, with respect to such services, the Collateral Manager is not acting as an agent for the Issuer;

(iii)        be retained to provide services unrelated to this Agreement to the Issuer or its Affiliates and be paid therefor;

(iv)        be a secured or unsecured creditor of, or hold an equity interest in, the Issuer, its Affiliates or any obligor of any Collateral Debt Security or Eligible Investment; provided, however, that the Collateral Manager may not be such a creditor or hold any of such interests if, in the opinion of counsel to the Issuer, the existence of such interest would require registration of the Issuer or the Assts as an “investment company” under the Investment Company Act or violate any provisions of federal or applicable state law or any law, rule or regulation of any governmental body or agency having jurisdiction over the Issuer;

(v)        own equity in or own or make loans to any issuer of debt securities issued by a real estate investment trust (as defined in Section 856 of the Code or any successor provision) so long as doing so would not cause the Collateral Manager to be in violation of its obligations under this Agreement or the Indenture;

(vi)       make, hold or sell an investment in an issuer’s securities that may be pari passu, senior or junior in ranking to a Collateral Debt Security;

(vii)      serve as servicer and serve as special servicer and/or sub-special servicer under any servicing agreement and be paid therefor whether related to the Issuer or not, and serve as Advancing Agent or back-up Advancing Agent under the Indenture;

(viii)     except as otherwise provided in this Section 9, sell any Collateral Debt Security or Eligible Investment to, or purchase any Collateral Debt Security from, the Issuer while acting in the capacity of principal or agent; and

(ix)        subject to its obligations in Section 1 hereof to protect the Holders, serve as a member of any “creditors’ board” with respect to any Defaulted Security, Eligible Investment or with respect to any commercial mortgage loan underlying or constituting any Collateral Debt Security or the respective borrower for any such commercial mortgage loan.

It is understood that the Collateral Manager and any of its Affiliates may engage in any other business, whether or not any of the foregoing may be competitive with the business of the Issuer or the Co-Issuer (including financing, purchasing, owning, holding, originating or disposing of any assets or investments), and furnish investment management and advisory services to others, including Persons that may have investment policies similar to those followed by the Collateral Manager with respect to the Assets and that may own instruments of the same class, or of the same type, as the Collateral Debt Securities or other instruments of the issuers of Collateral Debt Securities and may manage portfolios similar to the Assets. The Collateral Manager and its Affiliates shall be free, in their sole discretion, to make recommendations to others, or effect transactions on behalf of themselves or for others, which may be the same as or different from those the Collateral Manager causes the Issuer to effect with respect to the Assets.

The Collateral Manager and its Affiliates may, and may cause or advise their respective clients to, invest in assets, investments or instruments that would be appropriate for the Issuer or the Co-Issuer or as security for the Notes and shall have no duty or obligation to offer any such asset, investment or instrument to the Issuer or the Co-Issuer. Such investments may be different from those made to or on behalf of the Issuer. The Collateral Manager, its Affiliates and their respective clients may have ongoing relationships with Persons whose instruments are pledged to secure the Notes and may own instruments issued by, or loans to, issuers of the Collateral Debt Securities or to any borrower or Affiliate of any borrower on any commercial mortgage loans underlying or constituting the Collateral Debt Securities or the Eligible Investments. The Collateral Manager and its Affiliates may cause or advise their respective clients to invest in instruments that are senior to, or have interests different from or adverse to, the instruments that are pledged to secure the Notes.

Nothing contained in this Agreement shall prevent the Collateral Manager or any of its Affiliates from themselves buying or selling, or from recommending to or directing any other account to buy or sell, at any time, securities of the same kind or class, or securities of a different kind or class of the same issuer, as those directed by the Collateral Manager to be purchased or sold hereunder. It is understood that, to the extent permitted by applicable law, the Collateral Manager, its Affiliates, and any member, manager, officer, director, stockholder or employee of the Collateral Manager or any such Affiliate or any member of their families or a Person advised by the Collateral Manager may have an interest in a particular transaction or in securities of the same kind or class, or securities of a different kind or class of the same issuer, as those purchased or sold by the Collateral Manager hereunder. Subject to applicable law, the requirements of the Indenture and this Agreement, when the Collateral Manager is considering purchases or sales for the Issuer and one or more of such other accounts at the same time, the Collateral Manager shall allocate available investments or opportunities for sales in its discretion and make investment recommendations and decisions that may be the same as or different from those made with respect to the Issuer’s investments, in accordance with applicable law and the Collateral Manager Servicing Standard, to the extent applicable.

Subject to the Indenture and the provisions of this Agreement, the Collateral Manager shall not be obligated to pursue any specific investment strategy or opportunity that may arise with respect to the Assets.

The Issuer hereby acknowledges and consents to the various potential and actual conflicts of interests that may exist with respect to the Collateral Manager as described above; provided, however, that nothing contained in this Section 9 shall be construed as altering the duties of the Collateral Manager set forth in this Agreement or in the Indenture.

10.         Records; Requests for Information; Confidentiality. The Collateral Manager shall maintain appropriate books of account and records relating to services performed hereunder, and such books of account and records shall be accessible for inspection by an authorized representative of the Issuer, the Trustee and the Independent accountants appointed by the Issuer pursuant to the Indenture at a mutually agreed-upon time during normal business hours and upon reasonable prior notice; provided that the Collateral Manager shall not be obligated to provide access to any non-public information if the Collateral Manager in good faith determines that the disclosure of such information would violate any applicable law, regulation or contractual arrangement. The Collateral Manager shall promptly forward to the Trustee any information in its possession or reasonably available to it concerning any Collateral Debt Security, Eligible Investment or Hedge Agreement that the Trustee reasonably may request as necessary to enable the Trustee to calculate the Weighted Average Coupon and/or the Weighted Average Spread (and, to the extent reasonably requested by the Trustee, shall cooperate with the Trustee in connection with any the making of any such calculations). The Collateral Manager shall follow its customary procedures to keep confidential all information obtained in connection with the services rendered hereunder and shall not disclose any such information except (i) with the prior written consent of the Issuer (which consent shall not be unreasonably withheld), (ii) such information as the Rating Agencies shall reasonably request in connection with their rating or evaluation of the Notes and/or the Collateral Manager, as applicable, and legally permitted to be disclosed by and to the Rating Agencies, (iii) as required by law, regulation, court order or the rules, regulations, or request of any regulatory or self-regulating organization, body or official (including any securities exchange on which the Notes may be listed from time to time) having jurisdiction over the Collateral Manager or as otherwise required by law or judicial process, (iv) such information as shall have been publicly disclosed other than in violation of this Agreement, (v) to its members, officers, directors, and employees, and to its attorneys, accountants and other professional advisers in conjunction with the transactions described herein, (vi) such information as may be necessary or desirable in order for the Collateral Manager to prepare, publish and distribute to any Person any information relating to the investment performance of the Assets, (vii) in connection with the enforcement of the Collateral Manager’s rights hereunder or in any dispute or proceeding related hereto, (viii) to the Trustee, (ix) to the extent required pursuant to any Hedge Agreement of the Issuer and (x) to Holders and potential purchasers of any of the Securities.

Subject to compliance with the requirements of any law, rule or regulation applicable to the Collateral Manager, nothing contained herein shall prevent the Collateral Manager from discussing its activities hereunder in a general way in the normal course of its business, including, without limitation, general discussions with other Persons regarding its ability to act as a collateral manager and its past performance in such capacity. In addition, subject to compliance with the requirements of any law, rule or regulation applicable to the Collateral Manager, with respect to information that the Collateral Manager obtains or develops regarding the Collateral Debt Securities or Eligible Investments (including, without limitation, information regarding ratings, yield, creditworthiness, financial condition and prospects of any issuer thereof) in connection with the performance of its services hereunder, nothing in this Section 10 shall prevent the Collateral Manager or its Affiliates, in the conduct of their respective businesses, from using such information or disclosing such information to others so long as such other use does not, in its reasonable judgment, disadvantage the Issuer. Notwithstanding anything to the contrary contained in this Agreement, all Persons may disclose to any and all Persons, without limitation of any kind, the U.S. federal, state and local tax treatment of the Securities and the Co-Issuers, any fact that may be relevant to understanding the U.S. federal, state and local tax treatment of the Securities and the Issuers, and all materials of any kind (including opinions or other tax analyses) relating to such U.S. federal, state and local tax treatment and that may be relevant to understanding such tax treatment.

11.         Term. This Agreement shall become effective on the date hereof and shall continue in full force and effect until the first to occur of the following: (a) the payment in full of the Notes and the termination of the Indenture in accordance with its terms, (b) the liquidation of the Assets and the final distribution of the proceeds of such liquidation to the Holders and the Issuer or (c) the termination of this Agreement pursuant to Section 12 hereof.

12.         Termination.

(a)          The Collateral Manager may be removed upon at least thirty (30) days (or upon an occurrence of any act or indictment described in clause (iv) of the definition of “cause” set forth in Section 12(b) below, ten (10) days) prior written notice if (A) Holders of at least 75% by Aggregate Outstanding Amount of each Class of Notes (voting as a separate Class) and (B) Holders of at least 75% of the Preferred Shares in issue which have not been redeemed give written notice to the Collateral Manager, the Issuer, each Hedge Counterparty and the Trustee of such removal (including in any such calculation any Collateral Manager Securities); provided that if the Collateral Manager is removed pursuant to this clause (a), any successor Collateral Manager will not be permitted to be a Holder of or an Affiliate of any Holder of Securities. Notice of any such removal shall be delivered by the Trustee, on behalf of the Issuer, to the Holders of each Class of Notes, the Holders of the Preferred Shares, each Rating Agency and each Hedge Counterparty.

(b)          This Agreement may be terminated, and the Collateral Manager may be removed, by the Issuer or the Trustee for cause, upon thirty (30) days (or upon an occurrence of any act or indictment described in clause (iv) of the definition of “cause” set forth in this Section 12(b) below, ten (10) days) prior written notice by the Issuer, at the direction of (A) so long as the Class A-1 Notes and/or the Class A-2 Notes are the Controlling Class, the Holders of at least a majority of the outstanding principal amount of the Controlling Class and (B) at any other time (i) the Holders of at least a majority by Aggregate Outstanding Amount of each Class of Notes (excluding any Collateral Manager Securities), each voting as a separate Class and (ii) the Holders of at least a Majority of the Preferred Shares (excluding any Collateral Manager Securities); provided, however, upon the occurrence of an event described in clause (iii) of this Section 12(b), termination of the Collateral Manager will be automatic and without advance notice required from the Issuer, the Trustee or any other Person. Notice of any such removal for cause shall be delivered by the Trustee, on behalf of the Issuer, to each Rating Agency, each Hedge Counterparty and the Holders of the Notes and the Preferred Shares. In no event will the Trustee be required to determine whether or not cause exists for the removal of the Collateral Manager. As used in this Section 12, “cause” means any of the following events:

(i)          the Collateral Manager (A) willfully breaches, or takes any action that it knows violates, any provision of this Agreement or any term of the Indenture applicable to the Collateral Manager (not including a willful breach or knowing violation that results from a good faith dispute regarding alternative courses of action or interpretation of instructions), which breach or action has (or could reasonably be expected to have) a material adverse effect on the Noteholders and (B) fails to cure such breach within thirty (30) days after the first to occur of (1) notice of such failure is given to the Collateral Manager or (2) the Collateral Manager having actual knowledge of such breach or violation;

(ii)         the Collateral Manager breaches in any material respect any provision of this Agreement or any material terms of the Indenture applicable to the Collateral Manager and fails to cure such breach within ninety (90) days after the first to occur of (A) notice of such failure is given to the Collateral Manager or (B) the Collateral Manager having actual knowledge of such breach;

(iii)        the Collateral Manager (A) ceases to be able to, or admits in writing the Collateral Manager’s inability to, pay the Collateral Manager’s debts when and as they become due, (B) files, or consents by answer or otherwise to the filing against the Collateral Manager of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or takes advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (C) makes an assignment for the benefit of the Collateral Manager’s creditors, (D) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Collateral Manager or with respect to any substantial part of the Collateral Manager’s property or (E) is adjudicated as insolvent or to be liquidated;

(iv)        the occurrence of an act by the Collateral Manager or any of its Affiliates that constitutes fraud or criminal activity in the performance of its obligations under this Agreement or the indictment of the Collateral Manager or any of its respective officers or directors for a criminal offense involving an investment or investment-related business, fraud, false statements or omissions, wrongful taking of property, bribery, forgery, counterfeiting or extortion;

(v)         the failure of any representation, warranty, certificate or statement of the Collateral Manager in or pursuant to this Agreement or the Indenture to be correct in any material respect and (x) such failure has (or could reasonably be expected to have) a material adverse effect on the Noteholders, the Issuer or the Co-Issuer and (y) if such failure can be cured, no correction is made for forty-five (45) days after the Collateral Manager becomes aware of such failure or receives notice thereof in writing from the Trustee;

(vi)        the occurrence and continuation of any of the Events of Default described in Sections 5.1(a) or 5.1(b) of the Indenture;

(vii)       so long as the Class A-1 Notes and/or the Class A-2 Notes are the Controlling Class, the Class A/B Par Value Ratio is less than 92.00% on any Measurement Date; or

(viii)      the Collateral Manager consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another Person and either (A) at the time of such consolidation, amalgamation, merger or transfer, the resulting, surviving or transferee Person fails to or cannot assume all the obligations of the Collateral Manager under this Agreement or (B) the resulting, surviving or transferee Person lacks the legal capacity to perform the obligations of the Collateral Manager hereunder and under the Indenture.

The Collateral Manager shall notify the Trustee, the Rating Agencies and the Issuer in writing promptly upon becoming aware of any event that constitutes cause under this Section 12(b). In no event shall the Trustee be obligated to determine if “cause” exists.

(c)          The Collateral Manager may resign, upon thirty (30) days prior written notice to the Issuer, the Co-Issuer, the Trustee, each Rating Agency and each Hedge Counterparty; provided, however, that (i) no such termination or resignation shall be effective until the date as of which a successor collateral manager shall have agreed in writing to assume all of the Collateral Manager’s duties and obligations pursuant to this Agreement and (ii) the Issuer shall use its best efforts to appoint a successor collateral manager to assume such duties and obligations. Notwithstanding the notice required above, the Collateral Manager shall have the right to resign without prior notice if, due to a change in any applicable law or regulation or interpretation thereof, the performance by the Collateral Manager of its duties under the Collateral Management Agreement would (i) adversely affect the Issuer’s status as a qualified REIT subsidiary (within the meaning of Section 856(i)(2) of the Code) or (ii) constitute a violation of any applicable law or regulation.

(d)          No removal, termination or resignation of the Collateral Manager or termination of this Agreement shall be effective unless (x) a successor collateral manager (a “Replacement Manager”) has been appointed by the Issuer and has agreed in writing to assume all of the Collateral Manager’s duties and obligations pursuant to this Agreement and (y) written notification shall have been provided in accordance with Sections 12(a), (b) or (c), as applicable. The appointment of any Replacement Manager shall be subject to satisfaction of the Rating Agency Condition and each such Replacement Manager (i) shall have demonstrated an ability to professionally and competently perform duties similar to those imposed upon the Collateral Manager, (ii) is legally qualified and has the capacity to act as collateral manager, (iii) by its appointment will not cause the Issuer, the Co-Issuer or the pool of Assets to, or result in the Issuer, the Co-Issuer or the pool of Assets becoming, an “investment company” under the Investment Company Act, (iv) has accepted its appointment in writing and (v) by its appointment will not cause the Issuer, the Co-Issuer or the pool of Assets to become subject to income or withholding tax that would not have been imposed but for such appointment.

(e)          Upon any resignation or removal of the Collateral Manager while any of the Notes are Outstanding, (A) so long as the Class A-1 Notes and/or the Class A-2 Notes are the Controlling Class, the Holders of at least a majority of the outstanding principal amount of the Controlling Class and (B) at any other time, the Holders of at least a Majority of the Preferred Shares shall have the right to instruct the Issuer to appoint an institution identified by such Holders as Replacement Manager; provided that (i) the Issuer provides to the Noteholders notice of such appointment and a majority by Aggregate Outstanding Amount of each Class of Notes (excluding any Collateral Manager Securities), each voting as a separate Class, does not object to such appointment within thirty (30) days, (ii) the Rating Agency Condition has been satisfied with respect to such appointment and (iii) the requirements set forth in Section 12(d)(i) through (v) above have been satisfied. If at least a majority of the Holders of the outstanding principal or notional amount of the Controlling Class or the Preferred Shares, as the case may be, identify two (2) institutions for appointment as described in Section 12(d)(i) or Section 12(d)(ii) above and both are objected to as described in clause (i) above, a majority of the outstanding principal amount or notional amount, as the case may be, of such Holders shall have the right to appoint any institution not previously identified by such holders as Replacement Manager (subject to compliance with the conditions described in Section 12(d)(i) and Section 12(d)(ii) above).

(f)          In the event that the Collateral Manager resigns pursuant to Section 12(c) or is terminated pursuant to Sections 12(a) or (b) hereof and the Issuer has not appointed a successor prior to the day following the termination (or resignation) date specified in such notice, the Collateral Manager will be entitled to propose a successor and will so appoint such proposed entity as successor thirty (30) days thereafter, unless the Rating Agency Condition with respect to such successor has not been satisfied or a majority of any Class of Notes (excluding any Collateral Manager Securities), each voting as a separate Class, objects to such appointment within such thirty (30) day period, in which case the Controlling Class will be entitled to propose a successor and will appoint such proposed entity as successor thirty (30) days thereafter unless a majority by Aggregate Outstanding Amount of any other Class of Notes (excluding any Collateral Manager Securities), each voting as a separate Class, objects to such appointment within such thirty (30) day period, in each case subject to the requirements set forth in Section 12(d) above. In the event a proposed successor Collateral Manager is not appointed pursuant to the foregoing procedures, the resigning or removed Collateral Manager may petition any court of competent jurisdiction for the appointment of a successor collateral manager, which appointment will not require the consent of, or be subject to the disapproval of, the Issuer, any Noteholder or any Holder of the Preferred Shares.

Notwithstanding any provision contained in this Agreement, the Indenture or otherwise, so long as the Collateral Manager continues to perform its obligations hereunder, the Collateral Management Fee shall continue to accrue for the benefit of the Collateral Manager until termination of this Agreement under this Section 12 shall become effective as set forth herein. In addition, the Collateral Manager shall, subject to Section 6, be entitled to reimbursement of out-of-pocket expenses incurred in cooperating with the Replacement Manager, including in connection with the delivery of any documents or property. In the event that the Collateral Manager is removed or resigns and a Replacement Manager is appointed, such former Collateral Manager nonetheless shall be entitled to receive payment of all unpaid Collateral Management Fees, including the Senior Collateral Management Fee and the Subordinated Collateral Management Fee, accrued through the effective date of the removal or resignation, to the extent that funds are available for that purpose in accordance with the Priority of Payments, and such payments shall rank in the Priority of Payments pari passu with the Collateral Management Fees due to the Replacement Manager. In addition, following the removal or resignation of the Collateral Manager hereunder, the removed or resigning Collateral Manager shall be granted access to the books of account and records of the Issuer and the Trustee to the extent such removed or resigning Collateral Manager deems necessary to confirm the proper payment of any amounts owing to such removed or resigning Collateral Manager hereunder.

(g)          Upon the effective date of termination of this Agreement, the Collateral Manager shall as soon as practicable:

(i)          deliver to the Issuer (or as the Issuer may reasonably request) all property and documents of the Trustee or the Issuer or otherwise relating to the Assets then in the custody of the Collateral Manager (although the Collateral Manager may keep copies of such documents for its records); and

(ii)         deliver to the Trustee an accounting with respect to the books and records delivered to the Issuer or the Replacement Manager appointed pursuant to this Section 12 hereof.

The Collateral Manager shall reasonably assist and cooperate with the Trustee and the Issuer (as reasonably requested by the Trustee or the Issuer) in the assumption of the Collateral Manager’s duties by any Replacement Manager as provided for in this Agreement, as applicable. Notwithstanding such termination, the Collateral Manager shall remain liable to the extent set forth herein (but subject to Section 13 hereof) for the Collateral Manager’s acts or omissions hereunder arising prior to its termination as Collateral Manager hereunder and for any expenses, losses, damages, liabilities, demands, charges and claims (including reasonable attorneys’ fees) in respect of or arising out of a breach of the representations and warranties made by it in Section 5 hereof or from any failure of the Collateral Manager to comply with the provisions of this Section 12(g).

(h)          The Collateral Manager agrees that, notwithstanding any termination, the Collateral Manager shall reasonably cooperate in any Proceeding arising in connection with this Agreement, the Indenture or any of the Assets (excluding any such Proceeding in which claims are asserted against the Collateral Manager or any Affiliate of the Collateral Manager) so long as the Collateral Manager shall have been offered (in its judgment) reasonable security, indemnity or other provision against the cost, expenses and liabilities that might be incurred in connection therewith, but, in any event, shall not be required to make any admission or to take any action against the Collateral Manager’s own interests or the interests of other funds and accounts advised by the Collateral Manager.

(i)          If this Agreement is terminated pursuant to Section 12(a), (b) or (c) hereof, such termination shall be without any further liability or obligation of the Issuer or the Collateral Manager to the other, except as provided in Sections 6, 7, 12 and 13 and the last sentence of Section 10 hereof.

(j)          Upon expiration of the applicable notice period with respect to termination specified in Section 12(e) hereof, all authority and power of the Collateral Manager under this Agreement and the Indenture, whether with respect to the Assets or otherwise, shall automatically and without further action by any person or entity pass to and be vested in the Replacement Manager.

13.         Liability of Collateral Manager.

(a)          The Collateral Manager assumes no responsibility under this Agreement other than to render the services called for from the Collateral Manager hereunder and under the Indenture in the manner prescribed herein and therein. The Collateral Manager and its Affiliates, and each of their respective partners, shareholders, members, managers, officers, directors, employees, agents, accountants and attorneys shall have no liability to the Noteholders, the Holders of the Preferred Shares, the Trustee, the Issuer, the Co-Issuer, any Hedge Counterparty, the Initial Purchaser, or any of their respective Affiliates, partners, shareholders, officers, directors, employees, agents, accountants and attorneys, or any other Person, for any error of judgment, mistake of law, or for any claim, loss, liability, damage, settlement, costs, or other expenses (including reasonable attorneys’ fees and court costs) of any nature whatsoever (collectively, “Liabilities”) that arise out of or in connection with any act or omissions of the Collateral Manager in the performance of its duties under this Agreement or the Indenture or for any decrease in the value of the Collateral Debt Securities or Eligible Investments, except by reason of acts or omissions constituting bad faith, willful misconduct or gross negligence in the performance of, or reckless disregard of, the duties of the Collateral Manager hereunder and under the terms of the Indenture. The Issuer agrees that the Collateral Manager shall not be liable for any consequential, special, exemplary or punitive damages hereunder. The acts, failure to act or breaches described in this clause (a) are collectively referred to for purposes of this Section 13 as “Collateral Manager Breaches.”

(b)          The Collateral Manager shall indemnify, defend and hold harmless the Issuer and each of its partners, shareholders, members, managers, officers, directors, employees, agents, accountants and attorneys (each, an “Issuer Indemnified Party”) from and against any claims that may be made against an Issuer Indemnified Party by third parties and any damages, losses, claims, liabilities, costs or expenses (including all reasonable legal and other expenses) which are incurred as a direct consequence of the Collateral Manager Breaches, except for liability to which such Issuer Indemnified Party would be subject by reason of willful misconduct, bad faith, gross negligence in the performance of, or reckless disregard of the obligations of the Issuer hereunder and under the terms of the Indenture.

(c)          The Issuer shall reimburse, indemnify and hold harmless the Collateral Manager, its members, managers, directors, officers, stockholders, partners, agents and employees and any Affiliate of the Collateral Manager and its directors, officers, stockholders, partners, members, agents, employees, accountants and attorneys (the Collateral Manager and such other persons collectively, the “Collateral Manager Indemnified Parties”) from any and all Liabilities, as are incurred in investigating, preparing, pursuing or defending any claim, action, proceeding or investigation (whether or not such Collateral Manager Indemnified Party is a party) caused by, or arising out of or in connection with this Agreement, the Indenture and the transactions contemplated hereby and thereby, including the issuance of the Notes, or any acts or omissions of any Collateral Manager Indemnified Parties except those that are the result of Collateral Manager Breaches. Any amounts payable by the Issuer under this Section 13(c) shall be payable only subject to the Priority of Payments set forth in the Indenture and to the extent Assets are available therefor.

(d)          With respect to any claim made or threatened against an Issuer Indemnified Party or a Collateral Manager Indemnified Party (each an “Indemnified Party”), or compulsory process or request or other notice of any loss, claim, damage or liability served upon an Indemnified Party, for which such Indemnified Party is or may be entitled to indemnification under this Section 13, such Indemnified Party shall (or, with respect to Indemnified Parties that are directors, managers, officers, stockholders, members, managers, agents or employees of the Issuer or the Collateral Manager, the Issuer or the Collateral Manager, as the case may be, shall cause such Indemnified Party to):

(i)          give written notice to the indemnifying party of such claim within ten (10) Business Days after such Indemnified Party’s receipt of actual notice that such claim is made or threatened, which notice to the indemnifying party shall specify in reasonable detail the nature of the claim and the amount (or an estimate of the amount) of the claim; provided, however, that the failure of any Indemnified Party to provide such notice to the indemnifying party shall not relieve the indemnifying party of its obligations under this Section 13 unless the rights or defenses available to the Indemnified Party are materially prejudiced or otherwise forfeited by reason of such failure;

(ii)         at the indemnifying party’s expense, provide the indemnifying party such information and cooperation with respect to such claim as the indemnifying party may reasonably require, including making appropriate personnel available to the indemnifying party at such reasonable times as the indemnifying party may request;

(iii)        at the indemnifying party’s expense, cooperate and take all such steps as the indemnifying party may reasonably request to preserve and protect any defense to such claim;

(iv)        in the event suit is brought with respect to such claim, upon reasonable prior notice, afford to the indemnifying party the right, which the indemnifying party may exercise in its sole discretion and at its expense, to participate in the investigation, defense and settlement of such claim;

(v)         neither incur any material expense to defend against nor release or settle any such claim or make any admission with respect thereto (other than routine or incontestable admissions or factual admissions the failure to make of which would expose such Indemnified Party to unindemnified liability) nor permit a default or consent to the entry of any judgment in respect thereof, in each case without the prior written consent of the indemnifying party; and

(vi)        upon reasonable prior notice, afford to the indemnifying party the right, in such party’s sole discretion and at such party’s sole expense, to assume the defense of such claim, including the right to designate counsel reasonably acceptable to the Indemnified Party and to control all negotiations, litigation, arbitration, settlements, compromises and appeals of such claim; provided that, if the indemnifying party assumes the defense of such claim, it shall not be liable for any fees and expenses of counsel for any Indemnified Party incurred thereafter in connection with such claim except that, if such Indemnified Party reasonably determines that counsel designated by the indemnifying party has a conflict of interest, such indemnifying party shall pay the reasonable fees and disbursements of one counsel (in addition to any local counsel) separate from such indemnifying party’s own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; and provided, further, that the indemnifying party shall not have the right, without the Indemnified Party’s written consent, to settle any such claim if, in a case where the Issuer is the indemnifying party, the Issuer does not make available (in accordance with the Priority of Payments), in a segregated account available only for this purpose, the full amount required to pay any amounts due from the Indemnified Party under such settlement or, in any case, such settlement (A) arises from or is part of any criminal action, suit or proceeding, (B) contains a stipulation to, confession of judgment with respect to, or admission or acknowledgement of, any liability or wrongdoing on the part of the Indemnified Party, (C) relates to any federal, state or local tax matters or (D) provides for injunctive relief, or other relief other than damages, which is binding on the Indemnified Party.

(e)          In the event that any Indemnified Party waives its right to indemnification hereunder, the indemnifying party shall not be entitled to appoint counsel to represent such Indemnified Party nor shall the indemnifying party reimburse such Indemnified Party for any costs of counsel to such Indemnified Party.

(f)          Nothing herein shall in any way constitute a waiver or limitation of any rights that the Issuer or the Collateral Manager may have under any United States federal or state securities laws.

14.         Obligations of Collateral Manager.

(a)          The Collateral Manager to the extent required under the Indenture, and on behalf of the Issuer, shall (i) engage the services of an Independent certified accountant to prepare any United States federal, state or local income tax or information returns and any non-United States income tax or information returns that the Issuer may from time to time be required to file under applicable law (each, a “Tax Return”), (ii) deliver, at least thirty (30) days before any applicable due date upon which penalties and interest would accrue, each Tax Return, properly completed, to the Company Administrator for signature by an Authorized Officer of the Issuer and (iii) file or deliver such Tax Return on behalf of the Issuer within any applicable time limit with any authority or Person as required under applicable law.

(b)          Unless otherwise required by any provision of the Indenture or this Agreement or by applicable law, the Collateral Manager shall not take any action which it knows, or acting with gross negligence, would (a) materially adversely affect the Issuer for purposes of United States federal or state law or any other law known to the Collateral Manager to be applicable to the Issuer, (b) not be permitted under the Issuer’s Memorandum and Articles of Association or the Co-Issuer’s limited liability company agreement, (c) require registration of the Issuer, the Co-Issuer or the Assets as an “investment company” under the Investment Company Act or (d) cause the Issuer to violate the terms of the Indenture, including any representation or certification to be given by the Issuer thereunder or pursuant thereto, it being understood that in connection with the foregoing the Collateral Manager will not be required to make any independent investigation of any facts or laws not otherwise known to it in connection with its obligations under this Agreement and the Indenture or the conduct of its business generally. The Collateral Manager will perform its duties under this Agreement and the Indenture in a manner reasonably intended not to subject the Issuer to U.S. federal or state income taxation, it being understood that, notwithstanding anything to the contrary set forth herein or in the Indenture, the Collateral Manager shall be deemed to have complied with the requirements of the Indenture and any certifications, certificates or other related documents required pursuant to the Indenture in connection with not subjecting the Issuer to U.S. federal or state income taxation, if it satisfies the requirements set forth in this sentence and will not be liable to the Trustee, the Holders of the Notes, the Co-Issuers, the Co-Issuers’ creditors or any other Person as a result of the Issuer engaging, or a determination that the Issuer has engaged, in a U.S. trade or business for U.S. federal income tax purposes if it has complied with this section. The Collateral Manager shall use all commercially reasonable efforts to ensure that no action is taken by it, and shall not intentionally or with reckless disregard take any action, which the Collateral Manager knows or reasonably should know would have a materially adverse United States federal or state income tax effect on the Issuer.

(c)          Notwithstanding anything to the contrary herein, but subject to the standard set forth in Section 1 hereof, the Collateral Manager or any of its Affiliates may take any action that is not specifically prohibited by the Indenture, this Agreement or applicable law that the Collateral Manager or any Affiliate of the Collateral Managers deems to be in its (or in its portfolio’s) best interest regardless of its impact on the Collateral Debt Securities.

15.         No Partnership or Joint Venture. The Issuer and the Collateral Manager are not partners or joint venturers with each other, and nothing herein shall be construed to make them such partners or joint venturers or impose any liability as such on either of them. The Collateral Manager’s relation to the Issuer shall be that of an independent contractor and not a general agent. Except as expressly provided in this Agreement and in the Indenture, the Collateral Manager shall not have authority to act for or represent the Issuer in any way and shall not otherwise be deemed to be the Issuer’s agent.

The Collateral Manager shall not have any duties or obligations except those expressly set forth herein and in the Indenture. Without limiting the generality of the foregoing, (i) the Collateral Manager shall not be subject to any fiduciary or other implied duty and (ii) the Collateral Manager shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby.

16.         Notices. Any notice from a party under this Agreement shall be in writing and sent by answer-back facsimile or addressed and delivered or sent by certified mail, postage prepaid, return receipt requested or sent by overnight courier service guaranteeing next day delivery to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Issuer for this purpose shall be:

Gramercy Real Estate CDO 2007-1, Ltd.

c/o MaplesFS Limited

P.O. Box 1093GT

Boundary Hall

Cricket Square

George Town

Grand Cayman, Cayman Islands

Attention: The Directors

Fax: +1 345 945 7100

Telephone: +1 345 945 7099

with two copies to the Collateral Manager (as addressed below).

the address of the Collateral Manager for this purpose shall be:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Charles Spetka

Facsimile: (301) 255-4874

with a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Legal Department

Facsimile: (301) 255-4874

17.         Succession; Assignment.

(a)          This Agreement shall inure to the benefit of and be binding upon the successors to the parties hereto. No assignment of this Agreement shall be made without the consent of the other party except as set forth below and without satisfaction of the Rating Agency Condition (except as permitted under clauses (b) and (c) below), provided that the Issuer may collaterally assign its interest in this Agreement to the Trustee under the Indenture.

(b)          Upon satisfaction of the Rating Agency Condition, this Agreement may be assigned by the Collateral Manager to an Affiliate thereof that has substantially the same personnel, or personnel with comparable expertise, as the Collateral Manager and that is capable of performing the obligations of the Collateral Manager under this Agreement; provided that satisfaction of the Rating Agency Condition shall not be required in connection with any assignment involving an internalization of the Collateral Manager or any assignment to a successor upon merger or acquisition. Notwithstanding the foregoing, the Collateral Manager shall provide S&P and Moody’s with prompt notice of any assignment involving an internalization of the Collateral Manager.

(c)          This Agreement may be assigned by the Collateral Manager to any Person other than an Affiliate only upon satisfaction of the Rating Agency Condition and approval by a Majority of the Controlling Class.

(d)          Upon the execution and delivery of such a counterpart by the assignee, the Collateral Manager shall be released from further obligations pursuant to this Agreement, except with respect to the Collateral Manager’s obligations arising under Section 13 of this Agreement prior to such assignment and except with respect to the Collateral Manager’s obligations under the last sentence of Section 10 and Sections 7 and 12 hereof.

18.         No Bankruptcy Petition/Limited Recourse. The Collateral Manager covenants and agrees that, prior to the date that is one year and one day (or, if longer, the applicable preference period then in effect) after the payment in full of all Notes issued by the Issuer under the Indenture, the Collateral Manager will not institute against, or join any other Person in instituting against, the Issuer or the Co-Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy, insolvency, reorganization or similar law of any jurisdiction; provided, however, that nothing in this Section 18 shall preclude, or be deemed to stop, the Collateral Manager from taking any action prior to the expiration of the aforementioned one year and one day period (or, if longer, the applicable preference period then in effect) in (x) any case or proceeding voluntarily filed or commenced by the Issuer or the Co-Issuer, as the case may be or (y) any involuntary insolvency proceeding filed or commenced against the Issuer or the Co-Issuer, as the case may be, by a Person other than the Collateral Manager. The Collateral Manager hereby acknowledges and agrees that the Issuer’s obligations hereunder will be solely the corporate obligations of the Issuer, and the Collateral Manager will not have recourse to any of the directors, officers, employees, shareholders or affiliates of the Issuer, or any members of the Advisory Committee, with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transaction contemplated hereby. Notwithstanding any provision hereof, all obligations of the Issuer and any claims arising from this Agreement or any transactions contemplated by this Agreement shall be limited solely to the Collateral Debt Securities and the other Assets and payable in accordance with the Priority of Payments. If payments on any such claims from the Assets are insufficient, no other assets shall be available for payment of the deficiency and, following liquidation of all the Assets, any claims of the Collateral Manager arising from this Agreement and the obligations of the Issuer to pay such deficiencies shall be extinguished. The Issuer hereby acknowledges and agrees that the Collateral Manager’s obligations hereunder shall be solely the limited liability company obligations of the Collateral Manager, and the Issuer shall not have any recourse to any of the members, managers, directors, officers, employees, shareholders or Affiliates of the Collateral Manager with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. The provisions of this Section 18 shall survive the termination of this Agreement for any reason whatsoever.

19.         Miscellaneous.

(a)          This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York. With respect to any suit, action or proceedings relating to this Agreement (“Proceedings”), each party irrevocably (i) submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City and (ii) waives any objection that such party may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party. Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction, nor shall the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction. The Collateral Manager irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to the Collateral Manager at the office of the Collateral Manager, 7501 Wisconsin Avenue, Suite 500W, Bethesda, Maryland 20814, Attention: Daniel Warcholak, or such other address as the Collateral Manager may advise the Issuer in writing. The Issuer irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to CT Corporation System, 111 8th Avenue, 13th Floor, New York, New York 10011 (and any successor entity), as its authorized agent to receive and forward on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon CT Corporation System shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and shall be taken and held to be valid personal service upon it. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(b)          The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)          In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

(d)          This Agreement (including all Exhibits attached hereto) may not be amended or modified or any provision thereof waived (i) except by an instrument in writing signed by both of the parties hereto or, in the case of a waiver, by the party waiving compliance and (ii) in each case, in compliance with Section 15.1(f) of the Indenture, including with respect to satisfaction of the Rating Agency Condition. This Agreement (including all Exhibits attached hereto) may be modified without the prior written consent of the Trustee, any Hedge Counterparty or the holders of Notes to correct any inconsistency or cure any ambiguity or mistake. Any other amendment of this Agreement (including all Exhibits attached hereto) shall require the prior written consent of the Trustee and each Hedge Counterparty, which consent shall not be unreasonably withheld and is subject to the satisfaction of the Rating Agency Condition.

(e)          This Agreement constitutes the entire understanding and agreement between the parties hereto and supersedes all other prior and contemporaneous understandings and agreements, whether written or oral, between the parties hereto concerning this subject matter (other than the Indenture).

(f)          The Collateral Manager hereby agrees and consents to the terms of Section 15.1(f) of the Indenture applicable to the Collateral Manager and shall perform any provisions of the Indenture made applicable to the Collateral Manager by the Indenture as required by Section 15.1(f) of the Indenture.

(g)          This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

(h)          The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “but not limited to.”

(i)          Subject to the last sentence of the third to last paragraph of Section 1 hereof, in the event of a conflict between the terms of this Agreement and the Indenture, including with respect to the obligations of the Collateral Manager hereunder and thereunder, the terms of this Agreement shall be controlling.

(j)          No failure or delay on the part of any party hereto to exercise any right or remedy under this Agreement shall operate as a waiver thereof, and no waiver shall be effective unless it is in writing and signed by the party granting such waiver.

(k)          This Agreement is made solely for the benefit of the Issuer, the Collateral Manager and the Trustee, on behalf of the Noteholders, the Holders of Preferred Shares and each Hedge Counterparty, their successors and assigns, and no other person shall have any right, benefit or interest under or because of this Agreement.

(l)          The Collateral Manager hereby irrevocably waives any rights it may have to set off against the Assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (as a deed in the case of the Issuer) by their respective authorized representatives as of the day and year first above written.

Executed as a Deed

GRAMERCY REAL ESTATE CDO 2007-1, LTD., as Issuer

By:
Name:
Title

In the presence of:

Witness:
Name:
Occupation:
Title:

CWCAPITAL INVESTMENTS LLC,
as Collateral Manager

By:
Name:
Title

EXHIBIT A

Advisory Committee Guidelines

1.          General.

If the Collateral Manager desires to direct a trade between the Issuer and the Collateral Manager or any of its Affiliates, acting as principal (other than with respect to Permitted Cash Purchases, sales of property or securities in accordance with the Origination Agreement and sales of Assets pursuant to an auction in connection with an Auction Call Redemption or in connection with a redemption of the Notes pursuant to Article 9 of the Indenture, none of which shall require the approval of the Advisory Committee) (each such trade, a “Restricted Transaction”), before effecting such trade, it shall first present such Restricted Transaction to the Advisory Committee for review and prior approval.

2.          Composition of the Advisory Committee.

The Advisory Committee must be comprised of at least one person (which may be an individual or an entity), who is Independent (as defined in the Indenture) of the Collateral Manager (each such person, an “Independent Member”), who acts as a surrogate for, and in the best interest of, the holders of the Securities, and is subject to the Additional Advisory Committee Guidelines attached hereto as Exhibit B-l (the “Independent Member Guidelines”).

The Advisory Committee also may have one or more members appointed by the Collateral Manager and employed by the Collateral Manager or an Affiliate thereof (each such person, an “Affiliated Member”), which members are subject to the Additional Advisory Committee Guidelines attached hereto as Exhibit B-2 (the “Affiliated Member Guidelines”).

3.          Requisite Experience.

Each member of the Advisory Committee must at the time of appointment and at all relevant times thereafter have Requisite Experience.

The Collateral Manager and the Issuer will have the right to accept a representation and warranty from a member regarding its Requisite Experience, in the absence of actual knowledge by a responsible officer of the Collateral Manager to the contrary.

“Requisite Experience” means experience as a sophisticated investor, including, without limitation, in fixed income investing (directly and/or through investment vehicles) and/or substantial experience and knowledge in and of the commercial real estate loan market and related investment arenas, such that the relevant Advisory Committee member believes that it is capable of determining whether or not to participate in Advisory Committee decisions on the basis of the provisions described herein. Such person need not be a professional loan investor or loan originator.

A-1

4.          Appointment of Initial Members of the Advisory Committee.

The initial members of the Advisory Committee will be appointed by the Collateral Manager. Thereafter the Collateral Manager will have the right to appoint a member to replace any member that resigns. Notwithstanding the foregoing, in the event of a resignation of the Independent Member, a replacement Independent Member may be appointed by the Issuer if the Collateral Manager does not promptly appoint a replacement Independent Member.

5.          Term.

Each member of the Advisory Committee will serve until he or she resigns, dies or is removed.

6.          Approval Process.

If the Collateral Manager wants the Issuer to consider a Restricted Transaction, the Collateral Manager will give notice of the proposed Restricted Transaction to the members of the Advisory Committee. The notice will contain the request by the Collateral Manager for the Advisory Committee’s consent to the Restricted Transaction. The notice will be accompanied by:

•	an investment memorandum; and

•	an underwriting analysis.

The investment memorandum will (a) be a reasonably detailed (anticipated to be approximately two pages) description of the proposed investment, the issuer thereof and related information and (b) include information about the identity of any Affiliated Person involved in the proposed investment and the capacity in which it will be acting and a narrative about why, in the judgment of the Collateral Manager, the investment is appropriate to be purchased or sold by the Issuer, as the case may be. The notice will contain the Collateral Manager’s offer to provide additional information as requested to the Advisory Committee.

7.          Unanimous Written Consent.

Regardless of the composition of the Advisory Committee, each Restricted Transaction must be approved in writing by each member of the Advisory Committee.

The members of the Advisory Committee are under no obligation to consent to a Restricted Transaction.

•	If all of the members of the Advisory Committee approve a Restricted Transaction in writing, the Issuer will effect it at the option of the Collateral Manager (subject to the others terms of this Agreement and the Indenture).

•	If the members of the Advisory Committee notify the Collateral Manager that the Advisory Committee will not approve the Restricted Transaction, the Issuer will not effect the Restricted Transaction.

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If at any time the Advisory Committee does not have at least one Independent Member or any member does not have Requisite Experience, the Collateral Manager will not be permitted to use the Advisory Committee to approve any Restricted Transaction.

8.          Compensation.

Each Independent Member shall receive arm’s length compensation by the Issuer for serving on the Advisory Committee as agreed between such member and the Issuer.

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EXHIBIT B-l

Additional Advisory Committee Guidelines

Independent Member

1.          Independent Member Duties.

As an Independent Member of the Advisory Committee, the Member shall:

(a)          serve on the Advisory Committee and attend meetings of the Advisory Committee at such times and places (and/or telephonically or by correspondence or otherwise) as shall be reasonably requested by the Issuer and the Collateral Manager;

(b)          promptly consider certain actions to be taken with respect to certain Restricted Transactions presented by the Collateral Manager (as further described in the Advisory Committee Guidelines);

(c)          in connection with considering Restricted Transactions, promptly review and consider investment memoranda, underwriting analyses and other information presented to the Member on behalf of the Issuer to the Advisory Committee in connection with the foregoing; and

(d)          take such other actions as may be reasonably necessary or advisable in connection with the foregoing;

provided, however, that (i) if the Member believes that the Member or an Affiliate thereof, or any of their respective officers, directors, employees, stockholders, partners, members or managers, has an interest in any Restricted Transaction, the Member shall promptly disclose such interest to the Issuer and the Collateral Manager and shall recuse himself from any consideration of such Restricted Transaction (in each case unless the Collateral Manager and each other member of the Advisory Committee (assuming that at least one such member of the Advisory Committee is an Independent Member and is not affiliated with the Restricted Transaction at issue) shall determine that such interest does not create a disabling conflict) and (ii) if the Member believes that, because of an actual or potential conflict of interest relating to a Restricted Transaction, it would be inappropriate or inadvisable for the Member to receive any Confidential Information (as defined in Paragraph 8 of this Exhibit B-l), the Member shall recuse himself from any consideration of such Restricted Transaction.

2.          Representations and Warranties.

The Member, by its execution of an Advisory Committee Member Acknowledgement and Agreement (the “Acknowledgment and Agreement”), will be deemed to represent and warrant that:

(a)          the Member is Independent of the Collateral Manager (including, for this purpose, an employee, partner, member or director thereof); and

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(b)          the Member has the Requisite Experience (as set forth in the Advisory Committee Guidelines).

If the representations and warranties set forth in this Paragraph 2 shall at any time fail to be true and correct, the Member shall promptly notify the Issuer and the Collateral Manager of that fact and shall immediately resign from the Advisory Committee.

3.          Compensation.

During the Term (as defined in Paragraph 7 of this Exhibit B-l), the Issuer shall pay the Member a per annum fee (the “Fee”) at a rate to be established between the Collateral Manager and the Member, payable on each Payment Date (as defined in the Indenture), subject to the Priority of Payments (as defined in the Indenture). The Fee payable on any specified Payment Date (as defined in the Indenture) shall accrue during each period from and including the preceding Payment Date (or, with respect to the first payment, from and including the date hereof) to but excluding such specified Payment Date (or, if earlier, to but excluding the last day of the Term), calculated on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be. If any Fee is not paid when due as a result of lack of available funds under the Priority of Payments, such Fee shall be deferred and shall be payable on subsequent Payment Dates in accordance with the Priority of Payments.

The Issuer shall reimburse the Member, promptly after demand therefor accompanied by reasonable supporting documentation, for any reasonable authorized expenses incurred in connection with any meetings of or actions by the Advisory Committee.

4.          Exculpation and Indemnification.

(a)          The Member shall not be liable to the Issuer, the Co-Issuer, any holder of the Notes, any holder of the Preferred Shares, any holder of ordinary shares of the Issuer or the Collateral Manager (i) for any losses incurred as a result of the actions taken or omitted to be taken by the Member pursuant to the provisions of this Exhibit B-l or the Advisory Committee Guidelines, except that the Member may be so liable to the extent such losses are the result of acts or omissions constituting willful misconduct, fraud or gross negligence by the Member in the performance of its obligations hereunder or under the Advisory Committee Guidelines or (ii) for the acts or omissions of any other member of the Advisory Committee.

(b)          The Issuer shall indemnify the Member for, and hold the Member harmless against, any loss, liability or expense (including without limitation reasonable attorneys’ fees and expenses) incurred arising out of or in connection with the Member’s service as a member of the Advisory Committee, including the costs and expenses of defense against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (collectively, “Losses”); provided, however, that the Issuer shall not indemnify the Member for any Losses incurred as a result of acts or omissions constituting willful misconduct, fraud or gross negligence by the Member in the performance of its obligations hereunder or under the Advisory Committee Guidelines.

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(c)          If any action shall be instituted involving the Member for which indemnification hereunder may be applicable, such Member shall promptly notify the Issuer and the Collateral Manager in writing and the Issuer shall have the right to retain counsel reasonably satisfactory to the Issuer and the Collateral Manager to represent the Member and any others the Issuer may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, the Member shall have the right to retain individual counsel, but the fees and expenses of such counsel shall be at the expense of the Member unless (i) the Issuer and the Member shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include the Member and the Issuer and representation of all such parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Issuer shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for the Member and any other members of the Advisory Committee, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. The Issuer shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Issuer agrees, subject to the limitations noted herein, to indemnify the Member from and against any loss or liability by reason of such settlement or judgment. The Issuer shall not, without the prior written consent of the Member, effect any settlement of any pending or threatened proceeding in respect of which the Member is or is likely to have been a party, unless such settlement includes an unconditional release of the Member from all liability on claims that are the subject matter of such proceeding. Notwithstanding the foregoing, if any person shall pay the Member any amount of indemnification pursuant to this Paragraph 4, such person shall succeed to the rights of the Issuer, to the exclusion of the Issuer, set forth in this Paragraph 4(c) (including, but not limited to, the right of the Issuer to retain counsel to represent the Member in any related proceeding and to effect any settlement of any related pending or threatened proceeding).

5.          Notices.

All notices, requests, consents, approvals and other communications required or permitted to be given or delivered hereunder shall be in writing (which shall include notice by telecopy or like transmission) and shall be deemed to have been given when delivered personally against receipt, upon receipt of a transmitted confirmation if sent by telecopy or like transmission, or on the next business day when sent by overnight courier or similar service, if addressed to the respective parties as follows:

If to the Issuer, to:

Gramercy Real Estate CDO 2007-1, Ltd.

c/o Maples Finance Limited

P.O. Box 1093 GT

Boundary Hall

Cricket Square

George Town

Grand Cayman, Cayman Islands

Telephone: +1 (345) 945-7099

Fax:             +1 (345) 945-7100

Attention:   The Directors

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with a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Charles Spetka

Facsimile: (301) 255-4874

with a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention: Legal Department

Facsimile: (301) 255-4874

If to the Member, to the address set forth on the Acknowledgement and Agreement,

or to such other address or telephone number as either party shall have specified by notice in writing to the other party; provided, however, that any such notice of change of address or facsimile number shall be effective only upon receipt.

6.          Monthly Reports.

The Issuer shall provide or cause to be provided to the Member a copy of each Monthly Report (as defined in the Indenture), substantially and contemporaneously with its delivery to the Rating Agencies (as defined in the Indenture) under the Indenture.

7.          Term; Termination.

(a)          The Member’s term as an Independent Member of the Advisory Committee (the “Term”) shall commence on the date of its execution of the Acknowledgement and Agreement and shall continue until the earlier of: (i) the liquidation and winding-up of the Issuer; (ii) the payment in full of all Notes; (iii) the death of the Member; and (iv) the effective date of any resignation or removal of the Member as an Independent Member of the Advisory Committee as provided in this Paragraph 7.

(b)          The Member shall have the right to resign as a member of the Advisory Committee at any time upon 10 days’ prior written notice to the Issuer, except that any resignation pursuant to Paragraph 2 shall be effective immediately. The Collateral Manager shall have the right to appoint an Independent Member to replace any Independent Member that resigns.

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(c)          The holders of 66⅔%, by outstanding principal amount, of each Class of Notes voting as a separate Class (excluding any Notes held by the Collateral Manager, any of its Affiliates or any funds (other than the Issuer) managed by the Collateral Manager or its Affiliates) shall have the right to remove the Member for “cause.” For this purpose, “cause” shall mean: (i) the Member’s breach of any material provisions hereof and its failure to cure such breach within ninety (90) days after the first to occur of (x) notice of such failure is given to the Member and (y) the Member has actual knowledge of such breach; (ii) an act by the Member that constitutes fraud or criminal activity in the performance of its obligations hereunder or the Member is indicted of a felony offense or other crime involving an investment or investment-related business, fraud, false statements or omissions, wrongful taking of property, bribery, forgery, counterfeiting or extortion, in a court of competent jurisdiction (including the entry of a guilty or nolo contendere plea) or (iii) the Member becomes affiliated with the Collateral Manager or any affiliate of the Collateral Manager.

(d)          The Member also shall be subject to immediate removal from the Committee for “cause” by the Collateral Manager. For purposes of this Paragraph 9(d), “cause” shall mean: (i) each of the events listed in clauses (i) through (iii) of the definition of “cause” in Paragraph 9(c) above; (ii) the Member’s failure to substantially perform its duties hereunder and/or under the Advisory Committee Guidelines; (iii) any of the Member’s representations and warranties set forth in Paragraph 2 hereof becomes untrue; or (iv) the Member fails to respond to a notice provided by the Collateral Manager with respect to a Restricted Transaction within five business days after such notice or if the Member is not available to consider a Restricted Transaction within five business days after such notice.

If the Member’s Term is terminated pursuant to this Paragraph 7, such termination shall be without any further liability or obligation of either party to the other, except that any liability or obligation of either party under Paragraph 3 or 4 shall survive the termination of such Member.

8.          Confidentiality. The Member may receive certain information from the Collateral Manager and/or the Issuer in connection with its service as a member of the Advisory Committee. The Member agrees, as set forth in this Paragraph 10, to treat confidentially any Confidential Material (as defined below).

(a)          “Confidential Material” means any non-public, confidential or proprietary information that is or has been provided by the Collateral Manager or the Issuer to the Member or the Member’s employees, attorneys, accountants, advisors or other authorized representatives (collectively, “Representatives”) in connection with the Member’s service on the Advisory Committee, regardless of the form in which such information is communicated or maintained, and all notes, reports, analyses, compilations, studies, files or other documents or material, whether prepared by the Member or others, which are based on, contain or otherwise reflect such information. However, “Confidential Material” does not include any information that (i) at the time of disclosure or thereafter is generally available to and known by the public (other than as a result of a disclosure in violation of this Paragraph 10 directly or indirectly by the Member or the Member’s Representatives), (ii) was available to the Member on a non-confidential basis from a source other than the Collateral Manager or the Issuer or its advisors, or (iii) was independently acquired or developed by the Member without violating any provision of this Paragraph 10.

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(b)          The Member agrees that all Confidential Material shall be kept confidential by the Member and, except with the specific prior written consent of the Issuer and the Collateral Manager or as expressly otherwise permitted by the terms hereof, will not be disclosed by the Member to any person, other than any of the Member’s Representatives that need to know such information solely for the purpose of the Member’s service on the Advisory Committee (it being understood that, before disclosing the Confidential Material or any portion thereof to such Representatives, the Member shall inform such Representatives of the confidential nature of the Confidential Material and the restrictions related thereto). The Member agrees to be responsible for any breach of this Paragraph 10 by the Member’s Representatives. The Member further agrees that the Member shall not use Confidential Material for any reason or purpose other than in connection with its service on the Advisory Committee. In addition, without the prior written consent of the Issuer and the Collateral Manager, the Member agrees not to disclose to any person, other than the Member’s Representatives that need to know such information in connection with the Member’s service on the Advisory Committee, the fact that Confidential Material has been made available to the Member or that the Member is considering any investment presented to it by the Collateral Manager on behalf of the Issuer.

(c)          If the Member is requested or required, by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process, to disclose Confidential Material, the Member shall provide the Issuer and the Collateral Manager with prompt notice of such event so that the Issuer and/or the Collateral Manager may seek a protective order or other appropriate remedy or waive compliance with the applicable provisions of this Paragraph 10 by the Member. If the Issuer or the Collateral Manager determines to seek such protective order or other remedy, the Member shall cooperate with the Issuer or the Collateral Manager in seeking such protective order or other remedy. If neither the Issuer nor the Collateral Manager is able to seek such protective order or other remedy, the Member shall seek it as directed by the Issuer or the Collateral Manager. If such protective order or other remedy is not obtained and disclosure of Confidential Material is required, or the Issuer grants a waiver hereunder, the Member (i) may furnish that portion (and only that portion) of the Confidential Material which the Member is legally required to disclose and (ii) will exercise reasonable best efforts to have confidential treatment afforded any Confidential Material so furnished.

(d)          Upon the termination hereof or upon the written request of the Issuer or the Collateral Manager at any time, the Member shall promptly deliver or cause to be delivered to the Issuer or the Collateral Manager or to a person designated by the Issuer or the Collateral Manager (or will destroy, with such destruction to be certified to the Issuer and the Collateral Manager) all documents or other matter furnished to the Member by or on behalf of the Issuer or the Collateral Manager constituting Confidential Material, together with all copies thereof in the possession of the Member. In such event, all other documents or other matter constituting Confidential Material prepared by the Member will be destroyed, with any such destruction certified to the Issuer and the Collateral Manager.

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9.          Limited Recourse.

Notwithstanding any other provision hereof, the Member acknowledges and agrees that he shall have recourse only to the Assets in respect of any claim, action, demand or right arising in respect of, or against, the Issuer and following realization of the Assets, any claims of the Member against the Issuer shall be extinguished and shall not thereafter revive. Notwithstanding any other provision hereof or in the Indenture, no member of the Advisory Committee or any Affiliate thereof shall be personally liable to the Member for any amounts payable, or performance due, by the Issuer hereunder. The Member agrees that the obligations of the Issuer to the Member are solely the corporate obligations of the Issuer and that the Member will not have recourse to any of the directors, officers, employees, shareholders or affiliates of the Issuer with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transaction contemplated hereby or in connection herewith. This provision shall survive termination of the Term.

10.         Non-Petition.

The Member agrees that, before the date that is one year and one day or if longer, the expiration of the then applicable preference period plus one day, after the payment in full of all Notes the Member shall not acquiesce, petition, join any other Person in any petition or otherwise invoke or cause any other Person to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law of any jurisdiction or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Issuer. This provision shall survive termination of the Term.

11.         Amendments.

The provisions of this Exhibit B-l may be amended only by an instrument in writing signed by the Issuer and the Member and consented to by the Collateral Manager.

12.         Third Parties.

Nothing herein, expressed or implied, shall give to any person, other than the Issuer, the Member and the Collateral Manager, any benefit or any legal or equitable right, remedy or claim hereunder.

13.         Third Party Beneficiary.

Each of the Issuer and the Member agrees that the Collateral Manager is, and that it is intended that the Collateral Manager be afforded all the benefits of, an express third-party beneficiary in respect of the provisions hereof.

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EXHIBIT B-2

Additional Advisory Committee Guidelines

Affiliated Member

1.          Affiliated Member Duties.

As an Affiliated Member of the Advisory Committee, the Member shall:

(a)          serve on the Advisory Committee and attend meetings of the Advisory Committee at such times and places (and/or telephonically or by correspondence or otherwise) as shall be reasonably requested by the Issuer and the Collateral Manager;

(b)          promptly consider certain actions to be taken with respect to certain Restricted Transactions presented by the Collateral Manager (as further described in the Advisory Committee Guidelines);

(c)          in connection with considering Restricted Transactions, promptly review and consider investment memoranda, underwriting analyses and other information presented to the Member on behalf of the Issuer to the Advisory Committee in connection with the foregoing; and

(d)          take such other actions as may be reasonably necessary or advisable in connection with the foregoing;

provided, however, that (i) if the Member believes that the Member or an Affiliate thereof, or any of their respective officers, directors, employees, stockholders, partners, members or managers, has an interest in any Restricted Transaction, the Member shall promptly disclose such interest to the Issuer and the Collateral Manager and shall recuse himself from any consideration of such Restricted Transaction (in each case unless the Collateral Manager and each other member of the Advisory Committee (assuming that at least one such member of the Advisory Committee is an Independent Member and is not affiliated with the Restricted Transaction at issue) shall determine that such interest does not create a disabling conflict) and (ii) if the Member believes that, because of an actual or potential conflict of interest relating to a Restricted Transaction, it would be inappropriate or inadvisable for the Member to receive any confidential information related to such Restricted Transaction, the Member shall recuse himself from any consideration of such Restricted Transaction.

2.          Representations and Warranties.

The Member, by its execution of an Advisory Committee Member Acknowledgement and Agreement (the “Acknowledgment and Agreement”), will be deemed to represent and warrant that the Member has the Requisite Experience (as set forth in the Advisory Committee Guidelines).

If the representations and warranties set forth in this Paragraph 2 shall at any time fail to be true and correct, the Member shall promptly notify the Issuer and the Collateral Manager of that fact and shall immediately resign from the Advisory Committee.

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3.          Exculpation and Indemnification.

(a)          The Member shall not be liable to the Issuer, the Co-Issuer, any holder of the Notes, any holder of the Preferred Shares, any holder of ordinary shares of the Issuer or the Collateral Manager (i) for any losses incurred as a result of the actions taken or omitted to be taken by the Member pursuant to the provisions of this Exhibit B-2 or the Advisory Committee Guidelines, except that the Member may be so liable to the extent such losses are the result of acts or omissions constituting willful misconduct, fraud or gross negligence by the Member in the performance of its obligations hereunder or under the Advisory Committee Guidelines or (ii) for the acts or omissions of any other member of the Advisory Committee.

(b)          The Issuer shall indemnify the Member for, and hold the Member harmless against, any loss, liability or expense (including without limitation reasonable attorneys’ fees and expenses) incurred arising out of or in connection with the Member’s service as a member of the Advisory Committee, including the costs and expenses of defense against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (collectively, “Losses”); provided, however, that the Issuer shall not indemnify the Member for any Losses incurred as a result of acts or omissions constituting willful misconduct, fraud or gross negligence by the Member in the performance of its obligations hereunder or under the Advisory Committee Guidelines.

(c)          If any action shall be instituted involving the Member for which indemnification hereunder may be applicable, such Member shall promptly notify the Issuer and the Collateral Manager in writing and the Issuer shall have the right to retain counsel reasonably satisfactory to the Issuer and the Collateral Manager to represent the Member and any others the Issuer may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, the Member shall have the right to retain individual counsel, but the fees and expenses of such counsel shall be at the expense of the Member unless (i) the Issuer and the Member shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include the Member and the Issuer and representation of all such parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Issuer shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for the Member and any other members of the Advisory Committee, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. The Issuer shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Issuer agrees, subject to the limitations noted herein, to indemnify the Member from and against any loss or liability by reason of such settlement or judgment. The Issuer shall not, without the prior written consent of the Member, effect any settlement of any pending or threatened proceeding in respect of which the Member is or is likely to have been a party, unless such settlement includes an unconditional release of the Member from all liability on claims that are the subject matter of such proceeding. Notwithstanding the foregoing, if any person shall pay the Member any amount of indemnification pursuant to this Paragraph 3, such person shall succeed to the rights of the Issuer, to the exclusion of the Issuer, set forth in this Paragraph 3(c) (including, but not limited to, the right of the Issuer to retain counsel to represent the Member in any related proceeding and to effect any settlement of any related pending or threatened proceeding).

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4.          Notices.

All notices, requests, consents, approvals and other communications required or permitted to be given or delivered hereunder shall be in writing (which shall include notice by telecopy or like transmission) and shall be deemed to have been given when delivered personally against receipt, upon receipt of a transmitted confirmation if sent by telecopy or like transmission, or on the next business day when sent by overnight courier or similar service, if addressed to the respective parties as follows:

If to the Issuer, to:

Gramercy Real Estate CDO 2007-1, Ltd.

c/o Maples Finance Limited

P.O. Box 1093 GT

Boundary Hall

Cricket Square

George Town

Grand Cayman, Cayman Islands

Telephone: +1 (345) 945-7099

Fax:             +1 (345) 945-7100

Attention: The Directors

with a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention:  Charles Spetka

Facsimile:   (301) 255-4874

with a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, MD 20814

Attention:  Legal Department

Facsimile:   (301) 255-4874

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If to the Member, to the address set forth on the Acknowledgement and Agreement,or to such other address or telephone number as either party shall have specified by notice in writing to the other party; provided, however, that any such notice of change of address or facsimile number shall be effective only upon receipt.

5.          Monthly Reports.

The Issuer shall provide or cause to be provided to the Member a copy of each Monthly Report (as defined in the Indenture), substantially and contemporaneously with its delivery to the Rating Agencies (as defined in the Indenture) under the Indenture.

6.          Term; Termination.

(a)          The Member’s term as a Member of the Advisory Committee (the “Term”) shall commence on the date of its execution of the Acknowledgement and Agreement and shall continue until the earlier of: (i) the liquidation and winding-up of the Issuer; (ii) the payment in full of all Notes; (iii) the death of the Member; and (iv) the effective date of any resignation or removal of the Member as an Affiliated Member of the Advisory Committee as provided in this Paragraph 6.

(b)          The Member shall have the right to resign as a member of the Advisory Committee at any time upon 10 days’ prior written notice to the Issuer, except that any resignation pursuant to Paragraph 2 shall be effective immediately. The Collateral Manager shall have the right to appoint a Member to replace any Member that resigns.

(c)          The holders of 66⅔%, by outstanding principal amount, of each Class of Notes voting as a separate Class (excluding any Notes held by the Collateral Manager, any of its Affiliates or any funds (other than the Issuer) managed by the Collateral Manager or its Affiliates) shall have the right to remove the Member for “cause.” For this purpose, “cause” shall mean: (i) the Member’s breach of any material provisions hereof and its failure to cure such breach within ninety (90) days after the first to occur of (x) notice of such failure is given to the Member and (y) the Member has actual knowledge of such breach; or (ii) an act by the Member that constitutes fraud or criminal activity in the performance of its obligations hereunder or the Member is convicted of a felony offense or other crime involving an investment or investment-related business, fraud, false statements or omissions, wrongful taking of property, bribery, forgery, counterfeiting or extortion, in a court of competent jurisdiction (including the entry of a guilty or nolo contendere plea). Any replacement Affiliated Member shall be appointed by the Collateral Manager.

(d)          The Collateral Manager will have the right to remove any Affiliated Member at any time in its sole discretion (with or without cause), and such removal will not be subject to the appointment of any successor Affiliated Member.

If the Member’s Term is terminated pursuant to this Paragraph 6, such termination shall be without any further liability or obligation of either party to the other, except that any liability or obligation of either party under Paragraph 3 shall survive the termination of such Member.

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7.          Limited Recourse.

Notwithstanding any other provision hereof, the Member acknowledges and agrees that he shall have recourse only to the Assets in respect of any claim, action, demand or right arising in respect of, or against, the Issuer and following realization of the Assets, any claims of the Member against the Issuer shall be extinguished and shall not thereafter revive. Notwithstanding any other provision hereof or in the Indenture, no member of the Advisory Committee or any Affiliate thereof shall be personally liable to the Member for any amounts payable, or performance due, by the Issuer hereunder. This provision shall survive termination of the Term.

8.          Non-Petition.

The Member agrees that, before the date that is one year and one day, or if longer, the expiration of the then applicable preference period plus one day, after the payment in full of all Notes the Member shall not acquiesce, petition, join any other Person in any petition or otherwise invoke or cause any other Person to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law of any jurisdiction or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Issuer. The Member agrees that the obligations of the Issuer to the Member are solely the corporate obligations of the Issuer and that the Member will not have recourse to any of the directors, officers, employees, shareholders or affiliates of the Issuer with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transaction contemplated hereby or in connection herewith. This provision shall survive termination of the Term.

9.          Amendments.

The provisions of this Exhibit B-2 may be amended only by an instrument in writing signed by the Issuer and the Member and consented to by the Collateral Manager.

10.         Third Parties.

Nothing herein, expressed or implied, shall give to any person, other than the Issuer, the Member and the Collateral Manager, any benefit or any legal or equitable right, remedy or claim hereunder.

11.         Third-Party Beneficiary.

Each of the Issuer and the Member agrees that the Collateral Manager is, and that it is intended that the Collateral Manager be afforded all the benefits of, an express third-party beneficiary in respect of the provisions hereof.

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Exhibit C

Form of CDO Issuer 2007 First Waiver Letter

************

[DATE]

VIA ELECTRONIC AND OVERNIGHT MAIL

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: CDO Trust Services — Gramercy Real Estate CDO 2007-1, Ltd.

Re: Gramercy Real Estate CDO 2007-1, Ltd.

Dear Sir or Madam:

Reference is made to the indenture, dated as of August 8, 2007 (as amended, modified or supplemented from time to time, the “Indenture”) by and among Gramercy Real Estate CDO 2007-1, Ltd. (the “Issuer”), Gramercy Real Estate CDO 2007-1, LLC (the “Co-Issuer”), GKK Liquidity LLC (including its successors and assigns, the “Advancing Agent”) and Wells Fargo Bank, National Association (the “Trustee”). Capitalized terms used herein but not defined will have the meanings ascribed to such terms in the Indenture.

************ (“************ hereby represents and warrants to the Trustee that (i) as of the date of this letter, no Surety Event was continuing and (ii) as of the date hereof, no Surety Event has occurred and is continuing. To ************ knowledge, ************ London Branch is the beneficial owner of approximately USD [335,371,941.22] in aggregate principal amount of the Class A-1 Notes (such Class A-1 Notes, the “************ Notes”). The ************ Notes, together with ************ as Class A-2 Note Insurer, constitute a Majority of the Controlling Class. ************ hereby agrees to provide written notice to the Trustee of the occurrence and continuance of a Surety Event promptly upon obtaining knowledge thereof.

GKK Manager LLC (including its successors and assigns, the “Collateral Manager”) has advised us that one or more Events of Default may occur under Section 5.1(j) of the Indenture due to the Class A/B Par Value Ratio being less than 89.0% on future Measurement Dates (each such Event of Default, an “Applicable Event of Default”). Pursuant to Section 5.14 of the Indenture, a Majority of the Controlling Class has the right to waive any Applicable Event of Default.

************ (“************ is the Class A-2 Note Insurer. This letter is to advise you that ************ as the Class A-2 Note Insurer, hereby waives (x) each Applicable Event of Default that may have occurred prior to the date of this letter and (y) immediately upon the occurrence thereof, each Applicable Event of Default that may occur from (and including) the date of this letter until the earlier of (1) January 30, 2014 and (2) the date, if any, on which written direction expressly revoking such waiver is provided to the Trustee by ************ provided that any such direction to revoke shall not be made unreasonably or without good faith on its part. ************ will continue to consider each subsequent Applicable Event of Default and determine whether or not to waive such Applicable Event of Default or whether to exercise any other rights or remedies it has with respect to such Applicable Event of Default. ************ reserves the right to revoke, subject to the requirement that it act reasonably and in good faith, or extend any waiver at any time.

Upon the Trustee’s execution and delivery of the attached acceptance of this letter agreement, this letter agreement will be the legal, valid and binding agreement of ************ enforceable in accordance with its terms against ************ by the Trustee, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and (ii) general principles of equity. The foregoing agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles. ************ and the Trustee (the “Parties”) consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute hereunder. The Parties irrevocably waive any objection each may now or hereafter have to venue in such court and any claim that a proceeding brought in such court has been brought in an inconvenient forum. The Parties hereby expressly waive, to the full extent permitted by applicable law, any right to trial by jury with respect to any judicial proceeding arising from or related to this letter agreement.

Should you have any questions concerning this letter agreement, please contact Caroline Platt at (914) 765-3989.

Very truly yours,

Caroline Platt

Managing Director

******

Accepted And Agreed as of the Date Hereof:

Wells Fargo Bank, National Association, as Trustee

By:

Name:

Title:

Exhibit D

Form of CDO Issuer 2007 Direction Letter

************

[DATE]

Via Electronic Mail and Overnight Courier

To: The Parties Listed on Schedule A Hereto

Re:	CREDIT DEFAULT SWAP TRANSACTION Reference #102 56 279 relating to Gramercy Real Estate CDO 2007-1, Ltd. and Gramercy Real Estate CDO 2007-1 LLC

Ladies and Gentlemen:

Reference is made herein to the ISDA Master Agreement, dated as of August 8, 2007 (the “ISDA Master”), between LaCrosse Financial Products, LLC (“LaCrosse”) and ************ (“************ the Schedule thereto (the “ISDA Schedule”), dated as of August 8, 2007, and that certain confirmation thereunder titled Re: CREDIT DEFAULT SWAP TRANSACTION Reference #102 56 279 relating to Gramercy Real Estate CDO 2007-1, Ltd. and Gramercy Real Estate CDO 2007-1 (the “Confirmation” and, together with the ISDA Master and ISDA Schedule, the “ISDA Agreement”).

Pursuant to Section 9 of the Confirmation, ************ (“************ hereby directs ************ to:

(A) complete, and cause a signatory with proper authority (and any other required authorization and approvals) to execute, the letter attached as Exhibit I hereto, and (i) promptly (and, in any event, no later than 4:30p.m. EST on February 22, 2013) return three original copies of such completed and executed letter to ************ at the address set forth on the signature line hereof and an executed copy to the parties listed on Schedule A attached thereto and (ii) immediately (and, in any event, no later than 4:30p.m. EST on February 22, 2013) return an electronic copy of such completed and executed letter to ************ at the email address set forth on the signature line hereof;

(B) complete, and cause a signatory with proper authority (and any other required authorization and approvals) to execute, the ballot attached as Exhibit II hereto, and (i) promptly (and, in any event, no later than 4:30p.m. EST on February [●], 2013) return such completed and executed ballot to Wells Fargo Bank, National Association, as the trustee in accordance with the instructions set forth therein and (ii) immediately (and, in any event, no later than 4:30p.m. EST on February [●], 2013) return an electronic copy of such completed and executed ballot to ************ at the email address set forth on the signature line hereof; and

************

(C) either (i) deliver (or cause to be delivered) to Wells Fargo Bank, National Association, as the trustee, no later than 4:30 pm (Eastern Standard Time) on February [●], 2013 (or such later date and time provided by GKK Manager LLC), its consent to the proposed supplemental indenture relating to Gramercy Real Estate CDO 2007-1, Ltd. or (ii) not deliver (or cause to be delivered) an objection to such proposed supplemental indenture.

This letter shall be construed in accordance with the laws of the State of New York (excluding provisions regarding conflicts of laws).

The sending of this letter should not be construed to limit in any manner ************ or LaCrosse’s rights to exercise any and all other rights and remedies provided for under the ISDA Agreement, any documents related thereto or applicable law.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Very truly yours,

************

By:
Name:
Title:

Address for notices:

Schedule A

Exhibit I

[DATE]

VIA FACSIMILE AND OVERNIGHT MAIL

To the Parties Listed on
Schedule A Attached Hereto

Re:      Gramercy Real Estate CDO 2007-1, Ltd.

Dear Sir or Madam:

Reference is made to the indenture, dated as of August 8, 2007 (as amended, modified or supplemented from time to time, the “Indenture”), by and among Gramercy Real Estate CDO 2007-1, Ltd. (the “Issuer”), Gramercy Real Estate CDO 2007-1, LLC (the “Co-Issuer”), GKK Liquidity LLC (including its successors and assigns, the “Advancing Agent”) and Wells Fargo Bank, National Association (the “Trustee”). Capitalized terms used herein but not defined will have the meanings ascribed to such terms in the Indenture.

************ London Branch (“************ hereby represents and warrants to the Trustee that (i) as of the date of this letter, it was the beneficial owner of Class A-1 Notes in an aggregate principal amount of approximately USD [335,730,542.31] (such Class A-1 Notes, the “************ Owned Notes”) and (ii) as of the date hereof, it is the beneficial owner of the ************ Owned Notes. Together, the ************ Owned Notes and ************ as the Class A-2 Note Insurer constitute a Majority of the Controlling Class. ************ hereby agrees to provide prompt notice to the Trustee in the event that ************ ceases to be the beneficial owner of any ************ Owned Notes.

We have been informed that GKK Manager LLC (including its successors and assigns, the “Collateral Manager”) believes that one or more Events of Default may occur under Section 5.1(j) of the Indenture due to the Class A/B Par Value Ratio being less than 89.0% on future Measurement Dates (each such Event of Default, an “Applicable Event of Default”). Pursuant to Section 5.14 of the Indenture, a Majority of the Controlling Class has the right to waive any Applicable Event of Default.

This letter is to advise you that ************ hereby waives (x) each Applicable Event of Default that may have occurred prior to the date of this letter and (y) immediately upon the occurrence thereof, each Applicable Event of Default that may occur from (and including) the date of this letter until the earlier of (1) January 30, 2014 and (2) the date, if any, on which written direction expressly revoking such waiver is provided to the Trustee by ************ will continue to consider each subsequent Applicable Event of Default and determine whether or not to waive such Applicable Event of Default or whether to exercise any other rights or remedies it has with respect to such Applicable Event of Default. ************ reserves the right to revoke or extend any waiver at any time.

Upon the Trustee’s execution and delivery of the attached acceptance of this letter agreement, this letter agreement will be the legal, valid and binding agreement of ************ enforceable in accordance with its terms against ************ by the Trustee, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and (ii) general principles of equity. The foregoing agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles. ************ and the Trustee (the “Parties”) consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute hereunder. The Parties irrevocably waive any objection each may now or hereafter have to venue in such court and any claim that a proceeding brought in such court has been brought in an inconvenient forum. The Parties hereby expressly waive, to the full extent permitted by applicable law, any right to trial by jury with respect to any judicial proceeding arising from or related to this letter agreement.

Should you have any questions regarding this letter, please feel free to contact [        ] at [(    ) ____-_____].

Very truly yours,

[                   ]

Accepted And Agreed as of the Date Hereof:
Wells Fargo Bank, National Association, as Trustee

By:

Name:

Title:

Schedule A

Wells Fargo Bank, National Association
9062 Old Annapolis Road, Columbia, Maryland 21045
Attention: CDO Trust Services — Gramercy Real Estate CDO 2007-1, Ltd.

GKK Manager LLC
c/o Gramercy Capital Corp.
420 Lexington Avenue, 18th Floor
New York, NY 10170
Attention: General Counsel

CWCapital Investments LLC
7501 Wisconsin Avenue, Suite 500West

Bethesda, MD 20814
Facsimile: (301) 255-4874
Attention: Charles Spetka

With a copy to:

CWCapital Investments LLC
7501 Wisconsin Avenue, Suite 500West

Bethesda, MD 20814
Attention: Daniel Warcholak

and

Clifford Chance US LLP
31 West 52nd Street

New York, NY 10019
Facsimile: (212) 878-8375
Attention: Steven T. Kolyer

Gramercy Real Estate CDO 2007-1, Ltd.
c/o MaplesFS Limited
P.O. Box 1093GT, Boundary Hall
Cricket Square, George Town
Grand Cayman
Cayman Islands
Attention: The Directors
Fax No.: (345) 945-7100

Gramercy Real Estate CDO 2007-1 LLC
c/o Gramercy Capital Corp.
420 Lexington Avenue, 18th Floor
New York, NY 10170
Attention: General Counsel

Exhibit II

BALLOT

(for Class A-1 Noteholders only)

______________, 201__

Please complete and sign the Ballot stating that you either approve or object to the Assignment and Assumption and send it by overnight delivery and by fax to the Trustee by 4:30 pm (Eastern Standard Time) on February 28, 2013 at the following address:

Wells Fargo Bank, National Association,

as Trustee

9062 Old Annapolis Road

Columbia, Maryland 21045

Attn.: Maire Farrell

Phone: 410-884-6439

Fax: 1-866-373-0261

Re:	(i) Collateral Management Agreement, dated as of August 8, 2007 (the “Existing Collateral Management Agreement”), between Gramercy Real Estate CDO 2007-1, Ltd. (the “Issuer”) and GKK Manager LLC (“GKKM”), as existing Collateral Manager (the “Existing Collateral Manager”), and (ii) the Indenture, dated as of August 8, 2007, among the Issuer, Gramercy Real Estate CDO 2007-1 LLC (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), GKK Liquidity LLC, as advancing agent (the “Advancing Agent”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar (“Wells Fargo Bank”) (as amended and supplemented, the “Indenture”)

Ladies and Gentlemen:

Reference is made to the Notice of Proposed Assignment and Assumption of Collateral Management Agreement and Request for Approval From Class A-1 Noteholders and Class A-2 Note Insurer dated February [ ], 2013 from GKK Manager LLC, as Existing Collateral Manager (the “Notice”). Capitalized terms used in this Ballot without definition are used as defined in the Notice or the Existing Collateral Management Agreement or, if not defined therein, in the Indenture. The undersigned, the Holder (or such Holder’s proxyholder) of one or more Class A-1 Notes as specified below as of February [ ], 2013 (the “Notice Record Date”), hereby acknowledges that the undersigned has received a copy of the Notice.

If the undersigned is a beneficial owner rather than a Holder, references herein to “Holder” shall be construed accordingly.

This is to certify that the Person identified below is the beneficial owner (in the case of Global Securities) or the Holder of the aggregate face amount of the Class A-1 Notes as specified below.

IN ADDITION TO SIGNING AND COMPLETING THIS BALLOT, PLEASE CLEARLY INSERT THE AGGREGATE FACE AMOUNT OF THE CLASS A-1 NOTES AND CORRESPONDING CUSIP NUMBER THAT YOU HOLD AND COMPLETE AND RETURN AN EXECUTED COPY OF THE “BENEFICIAL HOLDER INFORMATION FORM” ATTACHED HERETO.

Note	Aggregate Face Amount	CUSIP*

Class A-1 Notes
Class A-1 Rule 144A Global Securities	$__________________	38500XAA0
Class A-1 Regulation S Global Securities	$__________________	G40439AA2

* The Collateral Manager shall not be responsible for the use of the CUSIP numbers selected, nor is any representation made herein as to their correctness indicated in this Approval, the Notice or as printed on any Note. The numbers are included solely for the convenience of the Holders.

The undersigned Beneficial Owner or Holder of the Class A-1 Notes, as of the Notice Record Date in connection with the Notice, hereby [please check one]:

_____ approves the Assignment and Assumption as referred to in the Notice.

_____ objects to the Assignment and Assumption as referred to in the Notice.

Name of Holder*

Name of Beneficial Owner

Signature of Beneficial Owner or Holder
or duly authorized signatory of Beneficial
Owner or Holder

Medallion Guarantee Required:
  (U.S. Persons should affix stamp & signature; Non-U.S. Persons should provide notarization)

* In the case of book entry Notes held through The Depository Trust Company (“DTC”), please insert the name submitted to DTC for purposes of the securities listing position. In the case of Notes held in physical definitive form, please insert the name as appears on such Notes.

BENEFICIAL HOLDER INFORMATION FORM

For Class A-1 Noteholders of:

Gramercy real estate cdo 2007-1, ltd.

Please complete the following and return to:
Maire Farrell, Wells Fargo Bank, N.A., Specialized Asset Services, 9062 Old Annapolis Road, Columbia, MD 21045, Attn: Maire Farrell
Fax: (866) 373-0261, Phone: (410) 884-6439, Email: maire.farrell@wellsfargo.com

Please check one.

___	Beneficial Owner. The undersigned hereby represents and warrants that it is a beneficial owner of the Notes, that the undersigned is authorized to provide direction for their pro rata portion owned and that such power has not been granted nor assigned to any other party or person.

___	Nominee or Advisor. The undersigned hereby represents and warrants that it is a nominee or advisor for the beneficial owner, that the undersigned is authorized to provide direction for their pro rata portion owned and that such power has not been granted nor assigned to any other party or person.

CLASS: _______________

CUSIP: ________________

ORIGINAL FACE AMOUNT: $_________________

NOMINEE NAME: _______________________

NOMINEE BANK (DTC Participant # if Applicable): _________________________

(The following information is important to facilitate conference calls, if needed)

Beneficiary Company Name: ____________________________

Contact Name:

Address:

Phone:	Facsimile:
E-mail:

Signature:	Date: ______________

Exhibit E

Form of CDO Issuer 2007 First Consent Letter

BALLOT

(for Class A-1 Noteholders only)

______________, 201__

Please complete and sign the Ballot stating that you either approve or object to the Assignment and Assumption and send it by overnight delivery and by fax to the Trustee by 4:30 pm (Eastern Standard Time) on February 28, 2013 at the following address:

Wells Fargo Bank, National Association,

as Trustee

9062 Old Annapolis Road

Columbia, Maryland 21045

Attn.: Maire Farrell

Phone: 410-884-6439

Fax: 1-866-373-0261

Re:	(i) Collateral Management Agreement, dated as of August 8, 2007 (the “Existing Collateral Management Agreement”), between Gramercy Real Estate CDO 2007-1, Ltd. (the “Issuer”) and GKK Manager LLC (“GKKM”), as existing Collateral Manager (the “Existing Collateral Manager”), and (ii) the Indenture, dated as of August 8, 2007, among the Issuer, Gramercy Real Estate CDO 2007-1 LLC (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), GKK Liquidity LLC, as advancing agent (the “Advancing Agent”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar (“Wells Fargo Bank”) (as amended and supplemented, the “Indenture”)

Ladies and Gentlemen:

Reference is made to the Notice of Proposed Assignment and Assumption of Collateral Management Agreement and Request for Approval From Class A-1 Noteholders and Class A-2 Note Insurer dated February [ ], 2012 from GKK Manager LLC, as Existing Collateral Manager (the “Notice”). Capitalized terms used in this Ballot without definition are used as defined in the Notice or the Existing Collateral Management Agreement or, if not defined therein, in the Indenture. The undersigned, the Holder (or such Holder’s proxyholder) of one or more Class A-1 Notes as specified below as of February [ ], 2012 (the “Notice Record Date”), hereby acknowledges that the undersigned has received a copy of the Notice.

If the undersigned is a beneficial owner rather than a Holder, references herein to “Holder” shall be construed accordingly.

This is to certify that the Person identified below is the beneficial owner (in the case of Global Securities) or the Holder of the aggregate face amount of the Class A-1 Notes as specified below.

IN ADDITION TO SIGNING AND COMPLETING THIS BALLOT, PLEASE CLEARLY INSERT THE AGGREGATE FACE AMOUNT OF THE CLASS A-1 NOTES AND CORRESPONDING CUSIP NUMBER THAT YOU HOLD AND COMPLETE AND RETURN AN EXECUTED COPY OF THE “BENEFICIAL HOLDER INFORMATION FORM” ATTACHED HERETO.

Note	Aggregate Face Amount	CUSIP*
Class A-1 Notes

Class A-1 Rule 144A Global Securities	$__________________	38500XAA0
Class A-1 Regulation S Global Securities	$__________________	G40439AA2

* The Collateral Manager shall not be responsible for the use of the CUSIP numbers selected, nor is any representation made herein as to their correctness indicated in this Approval, the Notice or as printed on any Note. The numbers are included solely for the convenience of the Holders.

The undersigned Beneficial Owner or Holder of the Class A-1 Notes, as of the Notice Record Date in connection with the Notice, hereby [please check one]:

_____ approves the Assignment and Assumption as referred to in the Notice.

_____ objects to the Assignment and Assumption as referred to in the Notice.

Name of Holder*

Name of Beneficial Owner

Signature of Beneficial Owner or Holder
or duly authorized signatory of Beneficial
Owner or Holder

Medallion Guarantee Required:
(U.S. Persons should affix stamp & signature; Non-U.S. Persons should provide notarization)

* In the case of book entry Notes held through The Depository Trust Company (“DTC”), please insert the name submitted to DTC for purposes of the securities listing position. In the case of Notes held in physical definitive form, please insert the name as appears on such Notes.

BENEFICIAL HOLDER INFORMATION FORM

For Class A-1 Noteholders of:

Gramercy real estate cdo 2007-1, ltd.

Please complete the following and return to:
Maire Farrell, Wells Fargo Bank, N.A., Specialized Asset Services, 9062 Old Annapolis Road, Columbia, MD 21045, Attn: Maire Farrell
Fax: (866) 373-0261, Phone: (410) 884-6439, Email: maire.farrell@wellsfargo.com

Please check one.

___	Beneficial Owner. The undersigned hereby represents and warrants that it is a beneficial owner of the Notes, that the undersigned is authorized to provide direction for their pro rata portion owned and that such power has not been granted nor assigned to any other party or person.

___	Nominee or Advisor. The undersigned hereby represents and warrants that it is a nominee or advisor for the beneficial owner, that the undersigned is authorized to provide direction for their pro rata portion owned and that such power has not been granted nor assigned to any other party or person.

CLASS: _______________

CUSIP: _______________

ORIGINAL FACE AMOUNT: $ __________________

NOMINEE NAME: __________________

NOMINEE BANK (DTC Participant # if Applicable): __________________

(The following information is important to facilitate conference calls, if needed)

Beneficiary Company Name: ___________________

Contact Name:

Address:

Phone:	Facsimile:
E-mail:

Signature:	Date:

Exhibit F

Form of CDO Issuer 2007 Second Consent Letter

************ BALLOT

(for Class A-2 Note Insurer only)

______________, 201__

Please complete and sign the Ballot stating that you either approve or object to the Assignment and Assumption and send it by overnight delivery and by fax to the Trustee by 4:30 pm (Eastern Standard Time) on February 28, 2013 at the following address:

Wells Fargo Bank, National Association,

as Trustee

9062 Old Annapolis Road

Columbia, Maryland 21045

Attn.: Maire Farrell

Phone: 410-884-6439

Fax: 1-866-373-0261

Re:	(i) Collateral Management Agreement, dated as of August 8, 2007 (the “Existing Collateral Management Agreement”), between Gramercy Real Estate CDO 2007-1, Ltd. (the “Issuer”) and GKK Manager LLC (“GKKM”), as existing Collateral Manager (the “Existing Collateral Manager”), and (ii) the Indenture, dated as of August 8, 2007, among the Issuer, Gramercy Real Estate CDO 2007-1 LLC (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), GKK Liquidity LLC, as advancing agent (the “Advancing Agent”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar (“Wells Fargo Bank”) (as amended and supplemented, the “Indenture”)

Ladies and Gentlemen:

Reference is made to the Notice of Proposed Assignment and Assumption of Collateral Management Agreement and Request for Approval From Class A-1 Noteholders and Class A-2 Note Insurer dated February [ ], 2012 from GKK Manager LLC, as Existing Collateral Manager (the “Notice”). Capitalized terms used in this ************ Ballot without definition are used as defined in the Notice or the Existing Collateral Management Agreement or, if not defined therein, in the Indenture. The undersigned, the Class A-2 Note Insurer, hereby acknowledges that the undersigned has received a copy of the Notice.

The undersigned Class A-2 Note Insurer hereby [please check one]:

_____ approves the Assignment and Assumption as referred to in the Notice.

_____ objects to the Assignment and Assumption as referred to in the Notice.

************

Exhibit G

Form of CDO Issuer 2007 Second Waiver Letter

************

[DATE]

VIA FACSIMILE AND OVERNIGHT MAIL

To the Parties Listed on Schedule A Attached Hereto

Re:    Gramercy Real Estate CDO 2007-1, Ltd.

Dear Sir or Madam:

Reference is made to the indenture, dated as of August 8, 2007 (as amended, modified or supplemented from time to time, the “Indenture”), by and among Gramercy Real Estate CDO 2007-1, Ltd. (the “Issuer”), Gramercy Real Estate CDO 2007-1, LLC (the “Co-Issuer”), GKK Liquidity LLC (including its successors and assigns, the “Advancing Agent”) and Wells Fargo Bank, National Association (the “Trustee”). Capitalized terms used herein but not defined will have the meanings ascribed to such terms in the Indenture.

************, London Branch (“************”) hereby represents and warrants to the Trustee that (i) as of the date of this letter, it was the beneficial owner of Class A-1 Notes in an aggregate principal amount of approximately USD [335,730,542.31] (such Class A-1 Notes, the “************ Owned Notes”) and (ii) as of the date hereof, it is the beneficial owner of the ************ Owned Notes. Together, the ************ Owned Notes and ************ as the Class A-2 Note Insurer constitute a Majority of the Controlling Class. ************ hereby agrees to provide prompt notice to the Trustee in the event that ************ ceases to be the beneficial owner of any ************ Owned Notes.

We have been informed that GKK Manager LLC (including its successors and assigns, the “Collateral Manager”) believes that one or more Events of Default may occur under Section 5.1(j) of the Indenture due to the Class A/B Par Value Ratio being less than 89.0% on future Measurement Dates (each such Event of Default, an “Applicable Event of Default”). Pursuant to Section 5.14 of the Indenture, a Majority of the Controlling Class has the right to waive any Applicable Event of Default.

This letter is to advise you that ************ hereby waives (x) each Applicable Event of Default that may have occurred prior to the date of this letter and (y) immediately upon the occurrence thereof, each Applicable Event of Default that may occur from (and including) the date of this letter until the earlier of (1) January 30, 2014 and (2) the date, if any, on which written direction expressly revoking such waiver is provided to the Trustee by ************. ************ will continue to consider each subsequent Applicable Event of Default and determine whether or not to waive such Applicable Event of Default or whether to exercise any other rights or remedies it has with respect to such Applicable Event of Default. ************ reserves the right to revoke or extend any waiver at any time.

Upon the Trustee’s execution and delivery of the attached acceptance of this letter agreement, this letter agreement will be the legal, valid and binding agreement of ************ enforceable in accordance with its terms against ************ by the Trustee, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and (ii) general principles of equity. The foregoing agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles. ************ and the Trustee (the “Parties”) consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute hereunder. The Parties irrevocably waive any objection each may now or hereafter have to venue in such court and any claim that a proceeding brought in such court has been brought in an inconvenient forum. The Parties hereby expressly waive, to the full extent permitted by applicable law, any right to trial by jury with respect to any judicial proceeding arising from or related to this letter agreement.

Should you have any questions regarding this letter, please feel free to contact [        ] at [(    ) ____-_____].

Very truly yours,

[                   ]

Accepted And Agreed as of the Date Hereof:

Wells Fargo Bank, National Association, as Trustee

By:

Name:

Title:

Schedule A

Wells Fargo Bank, National Association
9062 Old Annapolis Road, Columbia, Maryland 21045
Attention: CDO Trust Services — Gramercy Real Estate CDO 2007-1, Ltd.

GKK Manager LLC
c/o Gramercy Capital Corp.
420 Lexington Avenue, 18th Floor
New York, NY 10170
Attention: General Counsel

CWCapital Investments LLC

7501 Wisconsin Avenue, Suite 500West

Bethesda, MD 20814
Facsimile: (301) 255-4874
Attention: Charles Spetka

With a copy to:

CWCapital Investments LLC
7501 Wisconsin Avenue, Suite 500West

Bethesda, MD 20814
Attention: Daniel Warcholak

and

Clifford Chance US LLP
31 West 52nd Street

New York, NY 10019
Facsimile: (212) 878-8375
Attention: Steven T. Kolyer

Gramercy Real Estate CDO 2007-1, Ltd.
c/o MaplesFS Limited
P.O. Box 1093GT, Boundary Hall
Cricket Square, George Town
Grand Cayman
Cayman Islands
Attention: The Directors
Fax No.: (345) 945-7100

Gramercy Real Estate CDO 2007-1 LLC
c/o Gramercy Capital Corp.
420 Lexington Avenue, 18th Floor
New York, NY 10170
Attention: General Counsel

Exhibit H

Form of CDO Issuer 2006 Direction Letter

************

[DATE]

Via Electronic Mail and Overnight Courier

To: ************, New York Branch
[______________________]

Re:	CREDIT DEFAULT SWAP TRANSACTION Reference #[_____________] relating to Gramercy Real Estate CDO 2006-1, Ltd. and Gramercy Real Estate CDO 2006-1 LLC

Ladies and Gentlemen:

Reference is made herein to the ISDA Master Agreement, dated as of [____________], 2006 (the “ISDA Master”), between LaCrosse Financial Products, LLC (“LaCrosse”) and ************ New York Branch (“************ the Schedule thereto (the “ISDA Schedule”), dated as of [____________], 2006, and that certain confirmation thereunder titled Re: CREDIT DEFAULT SWAP TRANSACTION Reference #[____________] relating to Gramercy Real Estate CDO 2006-1, Ltd. and Gramercy Real Estate CDO 2006-1 (the “Confirmation” and, together with the ISDA Master and ISDA Schedule, the “ISDA Agreement”).

Pursuant to Section [9] of the Confirmation, ************ (“************ hereby directs ************ to:

(A) complete, and cause a signatory with proper authority (and any other required authorization and approvals) to execute, the ballot attached as Exhibit I hereto, and (i) promptly (and, in any event, no later than 4:30p.m. EST on February [●], 2013) return such original ballot to Wells Fargo Bank, National Association, as the trustee in accordance with the instructions set forth therein and (ii) immediately (and, in any event, no later than 4:30p.m. EST on February [●], 2013) return an electronic copy of such completed and executed ballot to ************ at the email address set forth on the signature line hereof; and

(B) either (i) deliver (or cause to be delivered) to Wells Fargo Bank, National Association, as the trustee, no later than 4:30 pm (Eastern Standard Time) on February [●], 2013 (or such later date and time provided by GKK Manager LLC), the consent of the Holders of U.S.$[_______________] of Class A-1 Notes to the proposed supplemental indenture relating to Gramercy Real Estate CDO 2006-1, Ltd. or (ii) not deliver (or cause to be delivered) an objection to such proposed supplemental indenture.

************ • 113 King Street • Armonk, NY 10504 • +1 914 273 4545 • www.************.com

This letter shall be construed in accordance with the laws of the State of New York (excluding provisions regarding conflicts of laws).

The sending of this letter should not be construed to limit in any manner ************ or LaCrosse’s rights to exercise any and all other rights and remedies provided for under the ISDA Agreement, any documents related thereto or applicable law.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Very truly yours,

************

By:
Name:
Title:

Address for notices:

Exhibit I

BALLOT

(for Class A-1 Noteholders only)

______________, 201__

Please complete and sign the Ballot stating that you either approve or object to the Assignment and Assumption and send it by overnight delivery and by fax to the Trustee by 4:30 pm (Eastern Standard Time) on February 28, 2013 at the following address:

Wells Fargo Bank, National Association,

as Trustee

9062 Old Annapolis Road

Columbia, Maryland 21045

Attn.: Maire Farrell

Phone: 410-884-6439

Fax: 1-866-373-0261

Re:	(i) Collateral Management Agreement, dated as of August 24, 2006 (the “Existing Collateral Management Agreement”), between Gramercy Real Estate CDO 2006-1, Ltd. (the “Issuer”) and GKK Manager LLC (“GKKM”), as existing Collateral Manager (the “Existing Collateral Manager”), and (ii) the Indenture, dated as of August 24, 2006, among the Issuer, Gramercy Real Estate CDO 2006-1 LLC (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), GKK Liquidity LLC, as advancing agent (the “Advancing Agent”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar (“Wells Fargo Bank”), as amended and supplemented by the First Supplemental Indenture thereto, dated as of September 26, 2007, and the Second Supplemental Indenture thereto, dated as of August 5, 2008, each among the Co-Issuers, the Advancing Agent and Wells Fargo Bank, and the Indenture Amendment, dated as of October 28, 2010, among the Co-Issuers and the Existing Collateral Manager and acknowledged by Wells Fargo Bank (as amended and supplemented, the “Indenture”)

Ladies and Gentlemen:

Reference is made to the Notice of Proposed Assignment and Assumption of Collateral Management Agreement and Request for Approval From Class A-1 Noteholders dated February [● ], 2013 from GKK Manager LLC, as Existing Collateral Manager (the “Notice”). Capitalized terms used in this Ballot without definition are used as defined in the Notice or the Existing Collateral Management Agreement or, if not defined therein, in the Indenture. The undersigned, the Holder (or such Holder’s proxyholder) of one or more Class A-1 Notes as specified below as of February [●], 2013 (the “Notice Record Date”), hereby acknowledges that the undersigned has received a copy of the Notice.

If the undersigned is a beneficial owner rather than a Holder, references herein to “Holder” shall be construed accordingly.

This is to certify that the Person identified below is the beneficial owner (in the case of Global Securities) or the Holder of the aggregate face amount of the Class A-1 Notes as specified below.

IN ADDITION TO SIGNING AND COMPLETING THIS BALLOT, PLEASE CLEARLY INSERT THE AGGREGATE FACE AMOUNT OF THE CLASS A-1 NOTES AND CORRESPONDING CUSIP NUMBER THAT YOU HOLD AND COMPLETE AND RETURN AN EXECUTED COPY OF THE “BENEFICIAL HOLDER INFORMATION FORM” ATTACHED HERETO.

Note	Aggregate Face Amount	CUSIP*
Class A-1 Notes

Class A-1 Rule 144A Global Securities	$__________________	38500VAA4
Class A-1 Regulation S Global Securities	$__________________	G40438AA4

* The Collateral Manager shall not be responsible for the use of the CUSIP numbers selected, nor is any representation made herein as to their correctness indicated in this Approval, the Notice or as printed on any Note. The numbers are included solely for the convenience of the Holders.

The undersigned Beneficial Owner or Holder of the Class A-1 Notes, as of the Notice Record Date in connection with the Notice, hereby [please check one]:

_____ approves the Assignment and Assumption as referred to in the Notice.

_____ objects to the Assignment and Assumption as referred to in the Notice.

Name of Holder*

Name of Beneficial Owner

Signature of Beneficial Owner or Holder
or duly authorized signatory of Beneficial
Owner or Holder

Medallion Guarantee Required:
(U.S. Persons should affix stamp & signature; Non-U.S. Persons should provide notarization)

* In the case of book entry Notes held through The Depository Trust Company (“DTC”), please insert the name submitted to DTC for purposes of the securities listing position. In the case of Notes held in physical definitive form, please insert the name as appears on such Notes.

BENEFICIAL HOLDER INFORMATION FORM

For Class A-1 Noteholders of:

Gramercy real estate cdo 2006-1, ltd.

Please complete the following and return to:
Maire Farrell, Wells Fargo Bank, N.A., Specialized Asset Services, 9062 Old Annapolis Road, Columbia, MD 21045, Attn: Maire Farrell
Fax: (866) 373-0261, Phone: (410) 884-6439, Email: maire.farrell@wellsfargo.com

Please check one.

___	Beneficial Owner. The undersigned hereby represents and warrants that it is a beneficial owner of the Notes, that the undersigned is authorized to provide direction for their pro rata portion owned and that such power has not been granted nor assigned to any other party or person.

___	Nominee or Advisor. The undersigned hereby represents and warrants that it is a nominee or advisor for the beneficial owner, that the undersigned is authorized to provide direction for their pro rata portion owned and that such power has not been granted nor assigned to any other party or person.

CLASS: _______________

CUSIP: _______________

ORIGINAL FACE AMOUNT: $ _______________

NOMINEE NAME: _________________

NOMINEE BANK (DTC Participant # if Applicable): ___________________

(The following information is important to facilitate conference calls, if needed)

Beneficiary Company Name: _____________________

Contact Name:

Address:

Phone:	Facsimile:
E-mail:

Signature:	Date:

Exhibit I

Form of CDO Issuer 2006 Consent Letter

BALLOT

(for Class A-1 Noteholders only)

______________, 201__

Please complete and sign the Ballot stating that you either approve or object to the Assignment and Assumption and send it by overnight delivery and by fax to the Trustee by 4:30 pm (Eastern Standard Time) on February 28, 2013 at the following address:

Wells Fargo Bank, National Association,

as Trustee

9062 Old Annapolis Road

Columbia, Maryland 21045

Attn.: Maire Farrell

Phone: 410-884-6439

Fax: 1-866-373-0261

Re:	(i) Collateral Management Agreement, dated as of August 24, 2006 (the “Existing Collateral Management Agreement”), between Gramercy Real Estate CDO 2006-1, Ltd. (the “Issuer”) and GKK Manager LLC (“GKKM”), as existing Collateral Manager (the “Existing Collateral Manager”), and (ii) the Indenture, dated as of August 24, 2006, among the Issuer, Gramercy Real Estate CDO 2006-1 LLC (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), GKK Liquidity LLC, as advancing agent (the “Advancing Agent”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar (“Wells Fargo Bank”), as amended and supplemented by the First Supplemental Indenture thereto, dated as of September 26, 2007, and the Second Supplemental Indenture thereto, dated as of August 5, 2008, each among the Co-Issuers, the Advancing Agent and Wells Fargo Bank, and the Indenture Amendment, dated as of October 28, 2010, among the Co-Issuers and the Existing Collateral Manager and acknowledged by Wells Fargo Bank (as amended and supplemented, the “Indenture”)

Ladies and Gentlemen:

Reference is made to the Notice of Proposed Assignment and Assumption of Collateral Management Agreement and Request for Approval From Class A-1 Noteholders dated February [ ], 2012 from GKK Manager LLC, as Existing Collateral Manager (the “Notice”). Capitalized terms used in this Ballot without definition are used as defined in the Notice or the Existing Collateral Management Agreement or, if not defined therein, in the Indenture. The undersigned, the Holder (or such Holder’s proxyholder) of one or more Class A-1 Notes as specified below as of February [ ], 2012 (the “Notice Record Date”), hereby acknowledges that the undersigned has received a copy of the Notice.

If the undersigned is a beneficial owner rather than a Holder, references herein to “Holder” shall be construed accordingly.

This is to certify that the Person identified below is the beneficial owner (in the case of Global Securities) or the Holder of the aggregate face amount of the Class A-1 Notes as specified below.

IN ADDITION TO SIGNING AND COMPLETING THIS BALLOT, PLEASE CLEARLY INSERT THE AGGREGATE FACE AMOUNT OF THE CLASS A-1 NOTES AND CORRESPONDING CUSIP NUMBER THAT YOU HOLD AND COMPLETE AND RETURN AN EXECUTED COPY OF THE “BENEFICIAL HOLDER INFORMATION FORM” ATTACHED HERETO.

Note	Aggregate Face Amount	CUSIP*
Class A-1 Notes

Class A-1 Rule 144A Global Securities	$__________________	38500VAA4
Class A-1 Regulation S Global Securities	$__________________	G40438AA4

* The Collateral Manager shall not be responsible for the use of the CUSIP numbers selected, nor is any representation made herein as to their correctness indicated in this Approval, the Notice or as printed on any Note. The numbers are included solely for the convenience of the Holders.

The undersigned Beneficial Owner or Holder of the Class A-1 Notes, as of the Notice Record Date in connection with the Notice, hereby [please check one]:

_____ approves the Assignment and Assumption as referred to in the Notice.

_____ objects to the Assignment and Assumption as referred to in the Notice.

Name of Holder*

Name of Beneficial Owner

Signature of Beneficial Owner or Holder
or duly authorized signatory of Beneficial
Owner or Holder

Medallion Guarantee Required:
(U.S. Persons should affix stamp & signature; Non-U.S. Persons should provide notarization)

* In the case of book entry Notes held through The Depository Trust Company (“DTC”), please insert the name submitted to DTC for purposes of the securities listing position. In the case of Notes held in physical definitive form, please insert the name as appears on such Notes.

BENEFICIAL HOLDER INFORMATION FORM

For Class A-1 Noteholders of:

Gramercy real estate cdo 2006-1, ltd.

Please complete the following and return to:
Maire Farrell, Wells Fargo Bank, N.A., Specialized Asset Services, 9062 Old Annapolis Road, Columbia, MD 21045, Attn: Maire Farrell
Fax: (866) 373-0261, Phone: (410) 884-6439, Email: maire.farrell@wellsfargo.com

Please check one.

___	Beneficial Owner. The undersigned hereby represents and warrants that it is a beneficial owner of the Notes, that the undersigned is authorized to provide direction for their pro rata portion owned and that such power has not been granted nor assigned to any other party or person.

___	Nominee or Advisor. The undersigned hereby represents and warrants that it is a nominee or advisor for the beneficial owner, that the undersigned is authorized to provide direction for their pro rata portion owned and that such power has not been granted nor assigned to any other party or person.

CLASS: _______________

CUSIP: _______________

ORIGINAL FACE AMOUNT: $ _________________

NOMINEE NAME: _________________

NOMINEE BANK (DTC Participant # if Applicable): ___________________

(The following information is important to facilitate conference calls, if needed)

Beneficiary Company Name: __________________

Contact Name:

Address:

Phone:	Facsimile:
E-mail:

Signature:	Date:

Exhibit J

Form of CDO Issuer 2006 and CDO Issuer 2007 CMA Waiver Letter

************

[DATE]

CWCapital Investments LLC

7501 Wisconsin Avenue, Suite 500 West

Bethesda, MD 20814
Attention: Charles Spetka

With a copy to:

CWCapital Investments LLC
7501 Wisconsin Avenue, Suite 500 West

Bethesda, MD 20814
Attention: Legal Department

and

Clifford Chance US LLP
31 West 52nd Street

New York, NY 10019
Attention: Steven T. Kolyer

Re:	Gramercy Real Estate CDO 2006-1 (the “Gramercy 2006 CDO”) and Gramercy Real Estate CDO 2007-1 (the “Gramercy 2007 CDO” and, together with the Gramercy 2006 CDO, the “Transactions”)

Dear Charles:

We understand that pursuant to certain proposed assignment and assumption agreements (the “Assumption and Assignment Agreements”) (i) GKK Manager LLC (“GKKM”) proposes to assign the Gramercy 2006 CDO CMA and the Gramercy 2007 CDO CMA (each as defined herein) to CWCapital Investments LLC (“CWCapital”) as successor collateral manager and (ii) CWCapital proposes to assume, in each case, after the effective date of the Assignment and Assumption Agreements, GKKM’s rights and obligations (to the extent set forth in the Assignment and Assumption Agreements) under each of the Gramercy 2006 CDO CMA, the Gramercy 2007 CDO CMA, the Gramercy 2006 Indenture (as defined herein), the Gramercy 2007 Indenture (as defined herein) and certain servicing agreements, preferred shares paying agency agreements and securities account control agreements relating to the Transactions as successor collateral manager (clauses (i) and (ii), the “Assignment and Assumption”).

In connection with the Assignment and Assumption and in consideration of the terms and conditions set forth below, and in acknowledgement by ****** (“******”) and CWCapital that such terms and conditions constitute good and valuable consideration, ****** and CWCapital hereby agree as follows (the “Agreement”):

1.          Limited Agreement to Resign as Collateral Manager of the Gramercy 2006 CDO and the Gramercy 2007 CDO. If (i) CW Financial Services LLC and its direct and indirect wholly owned subsidiaries and affiliates, including CWCapital, have less than ten full-time employees, or (ii) any direct or indirect parent company of CWCapital, or any other person who directly or indirectly is in control of CWCapital (a) ceases to be able to, or admits in writing its inability to pay its debts when and as they become due, (b) files, or consents by answer or otherwise to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or takes advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (c) makes an assignment for the benefit of its creditors, (d) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or any substantial part of its property or (e) is adjudicated as insolvent or to be liquidated (each of the events described in (i) or (ii) above, a “Resignation Event”) – CWCapital shall, if directed to do so in writing by ******, resign as the collateral manager of the Gramercy 2006 CDO and/or the Gramercy 2007 CDO; provided that, on and after June 16, 2016, this section shall cease to be of any further force or effect and CWCapital shall have no further obligations under this Section 1.

2.          Limited Agreement Not to Cause Removal of CWCapital as Collateral Manager of the Gramercy 2006 CDO. So long as (i) “cause” (as defined in any of Sections 12(b)(i)-(v) or (viii) of the Collateral Management Agreement, dated as of August 24, 2006 (as amended, supplemented or modified from time to time, the “Gramercy 2006 CDO CMA”), by and between CWCapital (successor-by-assignment from GKKM) and Gramercy Real Estate 2006-1, Ltd.) does not exist, and (ii) there has not been a default in the payment of principal on the Class A Notes (as defined in the Indenture, dated August 24, 2006 (as amended, supplemented or modified from time to time, the “Gramercy 2006 CDO Indenture”, by and among Gramercy Real Estate CDO 2006-1, Ltd., Gramercy Real Estate CDO 2006-1 LLC, GKK Liquidity LLC (including its successors and assigns) and Wells Fargo Bank, N.A.) when the same becomes due and payable, and (iii) the Class A/B Par Value (as defined in the Gramercy 2006 CDO Indenture) is greater than 75% on any Measurement Date (as defined in the Gramercy 2006 CDO Indenture), and (iv) no Resignation Event has occurred, ****** shall NOT and shall cause its Affiliates, if applicable, to NOT (i) direct any counterparty to a swap agreement pursuant to which ****** or any of its Affiliates provides credit protection on a note issued as part of the Gramercy 2006 CDO to take any action that would cause or support the removal of CWCapital as the collateral manager of the Gramercy 2006 CDO or (ii) directly or indirectly, vote in favor of or take any other action that would cause or support the removal of CWCapital as the collateral manager of the Gramercy 2006 CDO; provided that, on and after June 16, 2016, this section shall cease to be of any further force or effect and ****** shall have no further obligations under this Section 2.

3.            Limited Agreement Not to Cause Removal of Gramercy as Collateral Manager of the Gramercy 2007 CDO. So long as (i) “cause” (as defined in any of Sections 12(b)(i)-(v) or (viii) of the Collateral Management Agreement, dated as of August 8, 2007 (the “Gramercy 2007 CDO CMA”), by and between CWCapital (as successor-by-assignment from GKKM) and Gramercy Real Estate 2007-1, Ltd.) does not exist, and (ii) there has not been a default in the payment of principal on the Class A Notes (as defined in the Indenture, dated August 8, 2007 (the “Gramercy 2007 CDO Indenture”), by and among Gramercy Real Estate CDO 2007-1, Ltd., Gramercy Real Estate CDO 2007-1 LLC, GKK Liquidity LLC (including its successors and assigns) and Wells Fargo Bank, N.A.) when the same becomes due and payable, and (iii) the Class A/B Par Value Ratio (as defined in the Gramercy 2007 CDO Indenture) is greater than 75% on any Measurement Date (as defined in the Gramercy 2007 CDO Indenture), and (iv) no Resignation Event has occurred, ************ shall NOT and shall cause its Affiliates to NOT (i) direct any counterparty to a swap agreement pursuant to which ************ or any of its Affiliates provides credit protection on a note issued as part of the Gramercy 2007 CDO to take any action that would cause or support the removal of CWCapital as the collateral manager of the Gramercy 2007 CDO or (ii) directly or indirectly, vote in favor of or take any other action that would cause or support the removal of CWCapital as the collateral manager of the Gramercy 2007 CDO; provided that, on and after June 16, 2016, this section shall cease to be of any further force and effect and ************ shall have no further obligations under this Section 3.

4.            Direction Letters.

(A)          So long as (i) “cause” (as defined in any of Sections 12(b)(i)-(v) or (viii) of the Gramercy 2006 CDO CMA) does not exist, and (ii) there has not been a default in the payment of principal on the Class A Notes (as defined in the Gramercy 2006 CDO Indenture) when the same becomes due and payable, and (iii) the Class A/B Par Value (as defined in the Gramercy 2006 CDO Indenture) is greater than 75% on any Measurement Date (as defined in the Gramercy 2006 CDO Indenture), and (iv) no Resignation Event has occurred, following the occurrence of an event described in Section 12(b)(vi) and/or 12(b)(vii) of the Gramercy 2006 CDO CMA and if directed to do so in writing by CWCapital, ************ shall, and shall cause its Affiliates, if applicable, to (i) send a letter in the form attached hereto as Exhibit A to any counterparty to a swap agreement (collectively, the “Gramercy 2006 CDO Swaps”) pursuant to which ************ or any of its Affiliates provides credit protection on a note issued as part of the Gramercy 2006 CDO and (ii) subject to any and all confidentiality obligations of ************ notify Wells Fargo Bank, N.A. that ************ has not directed the counterparties to the Gramercy 2006 CDO Swaps to remove CWCapital as the collateral manager of the Gramercy 2006 CDO; provided that, on and after June 16, 2016, this section shall cease to be of any further force and effect and ************ shall have no further obligations under this Section 4(A).

(B)          So long as (i) “cause” (as defined in any of Sections 12(b)(i)-(v) or (viii) of the Gramercy 2007 CDO CMA) does not exist, and (ii) there has not been a default in the payment of principal on the Class A Notes (as defined in the Gramercy 2007 CDO Indenture) when the same becomes due and payable, and (iii) the Class A/B Par Value Ratio (as defined in the Gramercy 2007 CDO Indenture) is greater than 75% on any Measurement Date (as defined in the Gramercy 2007 CDO Indenture), and (iv) no Resignation Event has occurred, following the occurrence of an event described in Section 12(b)(vi) and/or 12(b)(vii) of the Gramercy 2007 CDO CMA and if directed to do so in writing by CWCapital, ************ shall and shall cause its Affiliates, if applicable, to (i) send a letter in the form attached hereto as Exhibit A, to any counterparty to a swap agreement (collectively, the “Gramercy 2007 CDO Swaps”) pursuant to which ************ or any of its Affiliates provides credit protection on a note issued as part of the Gramercy 2007 CDO and (ii) subject to any and all confidentiality obligations of ************ notify Wells Fargo Bank, N.A., that ************ has not directed the counterparties to the Gramercy 2007 CDO Swaps to remove CWCapital as the collateral manager of the Gramercy 2007 CDO; provided that, on and after June 16, 2016, this section shall cease to be of any further force and effect and ***** shall have no further obligations under this Section 4(B).

5.            Remedies.

(A)          It is understood and agreed by ************ that CWCapital would be irreparably injured by a breach of the foregoing Sections 2 and/or 3 of this Agreement by ************ that money damages would not be sufficient remedy for any such breach and that CWCapital shall be entitled to equitable relief, including injunctive relief and specific performance, as a remedy for any such breach (which shall be in addition to all other remedies available at law and equity to CWCapital).

(B)          It is understood and agreed by CWCapital that ************ would be irreparably injured by a breach of the foregoing Section 1 of this Agreement by CWCapital, that money damages would not be sufficient remedy for any such breach and that the ************ Parties shall be entitled to equitable relief, including injunctive relief and specific performance, as a remedy for any such breach (which shall be in addition to all other remedies available at law and equity to ************

6.           Confidentiality. Notwithstanding anything in this Agreement to the contrary, each party hereto acknowledges and agrees that it shall hold in confidence, and shall use its commercially reasonable efforts to safeguard, the terms of, and the existence of, this Agreement from disclosure to anyone; provided that, each party may disclose any of the terms of, or the existence of, this Agreement as is necessary or advisable to its directors, officers, trustees, managers, employees, agents, attorneys and affiliates on a need to know basis, its financial advisors and other professional advisors who agree to hold confidential such information substantially in accordance with the terms of this Section 6, in communications or filings made with auditors retained by either party, any regulators (whether domestic or foreign), as may be necessary or advisable under applicable law, or to rating agencies, bondholders, trustee(s) and hedge counterparties on a need to know basis.

7.           Voluntary Agreement. Each party hereto acknowledges that it has read this Agreement and understands its contents. Each party hereto further acknowledges and agrees that it is signing this Agreement voluntarily, after good-faith, arm’s-length negotiations, after having had a full and fair opportunity to consult with counsel and/or other professional advisors of its choice¸ and with the intent to be legally bound by all the terms contained in this Agreement. In the event that any provision of this Agreement is determined to be ambiguous, it shall not be construed against any party hereto.

8.            Authority. Each party executing this Agreement, including any individual executing this Agreement on behalf of any party, expressly warrants and represents that such party has all necessary power and authority to do so.

9.            No Assurances as to Credit Protection. For the avoidance of doubt, ************ cannot (and expressly does not) provide any assurances whatsoever that: (i) ************ will continue to provide any credit protection on notes issued as part of the Gramercy 2006 CDO or the Gramercy 2007 CDO; or (ii) any party to which ************ provides credit protection will comply with any instruction given by ************

10.          Integration. This Agreement represents, contains and constitutes the entire understanding and agreement between the parties hereto relating to its subject matter and supersedes all previous discussions, negotiations, representations, agreements or commitments, whether written or oral, relating to its subject matter. Except as expressly stated herein, this Agreement does not in any way alter or affect the rights and obligations of any party hereto under any other agreement.

11.          No Oral Modifications. This Agreement may not be modified, supplemented or amended in any way except in a writing specifically referring to this Agreement and executed by the parties hereto. No right of any party under this Agreement may be waived except through a writing signed by the party waiving that right.

12.          No Waiver. No course of dealing, failure or delay by any party hereto in exercising, in whole or in part, any right under this Agreement or any other agreement shall waive or impair such or any other right under this Agreement, or in any manner preclude its additional or future exercise.

13.          Headings. Headings herein are inserted for convenience and do not constitute a part of this Agreement. No heading shall be admissible for the purpose of proving the intent of the parties.

14.          Choice of Law. This Agreement and all matters arising out of or relating to this Agreement (whether in contract, tort or otherwise) shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict-of-law principles,

15.          Forum Selection. If any party hereto commences a suit, action or proceeding arising out of or relating to this Agreement, each of the parties irrevocably agrees that the United States District Court for the Southern District of New York shall have exclusive jurisdiction to hear and determine any such suit, action or proceeding and, for such purposes, irrevocably submits to the jurisdiction of such court. If the United States District Court for the Southern District of New York lacks federal subject matter jurisdiction with respect to any such suit, action or proceeding, each of the parties hereto irrevocably agrees that any state court sitting in the City of New York shall have exclusive jurisdiction to hear and determine any such suit, action or proceeding and, for such purposes, irrevocably submits to the jurisdiction of such courts. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.

16.          Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

17.          No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto, and their successors and assigns, and no other person shall acquire or have any rights under or by virtue of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

If you agree with the foregoing, please sign where indicated below.

Very truly yours,

************

Name:

Title:

Agreed to by:

CWCapital Investments LLC

Name:

Title:

Exhibit A
Form of Letter from ***** to Controlling Class Note Holders
[***** LETTERHEAD]

Via Overnight Delivery

Date

[Name of Counterparty (“________”)]
[Notice Address of Counterparty]
Attention: [Name of Counterparty Notice Party]

Re:	Swap Agreement relating to the Gramercy Real Estate CDO 200[7][6]-1

[Name of Holder Notice Party]:

Reference is made to (i) that certain ISDA Master Agreement, the Schedule thereto and the Confirmation thereunder, each between LaCrosse Financial Products, LLC (the “Seller”) and [COUNTERPARTY] (the “Buyer”) and dated [DATE] (collectively, the “Swap Agreement”), and (ii) that certain collateral management agreement (as amended, supplemented or modified from time to time, the “Collateral Management Agreement”) between CWCapital Investments LLC (successor-by-assignment to GKK Manager LLC), as Collateral Manager (the “Collateral Manager”), and Gramercy Real Estate CDO 200[7][6]-1, Ltd. (the “Issuer”), dated [DATE]. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Swap Agreement or the Collateral Management Agreement, as applicable.

As you may be aware, an event has occurred that constitutes “cause” for the removal of the Collateral Manager under Section 12(b)[(vi) / (vii)] of the Collateral Management Agreement. Pursuant to Section 9 of the Swap Agreement, the Buyer must abstain, or procure that the holders of the relevant principal amount of the Reference Obligation abstain, from exercising any rights under the Reference Obligation that would cause the removal of the Collateral Manager unless the Seller directs otherwise. At this time, the Seller is not directing the Buyer to take any action that would cause the removal of the Collateral Manager. An Additional Termination Event will occur under the Swap Agreement if the Buyer fails to comply with Section 9 thereof.

For the avoidance of doubt, the Seller hereby reserves all of its rights, privileges and remedies with respect of the Swap Agreement.

Sincerely yours,

LaCrosse Financial Products, LLC

BY:
Name:
Title:

Exhibit K

Form of CDO Issuers Letter Agreement

AGREEMENT

Reference is made to (i) Gramercy Real Estate CDO 2006-1 (the “Gramercy 2006 CDO”) and Gramercy Real Estate CDO 2007-1 (the “Gramercy 2007 CDO” and, together with the Gramercy 2006 CDO, the “Gramercy CDO Transactions”); (ii) the Collateral Management Agreement, dated as of August 24, 2006 (the “Existing Gramercy 2006 CDO CMA”), between Gramercy Real Estate CDO 2006-1, Ltd. (the “CDO Issuer 2006”) and GKK Manager LLC (“GKKM”), as existing Collateral Manager, (iii) the Indenture, dated as of August 24, 2006, among the CDO Issuer 2006, Gramercy Real Estate CDO 2006-1 LLC (together with the CDO Issuer 2006, the “CDO Co-Issuers 2006”), GKK Liquidity LLC, as advancing agent (the “Advancing Agent”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar (“Wells Fargo Bank”), as amended and supplemented by the First Supplemental Indenture thereto, dated as of September 26, 2007, and the Second Supplemental Indenture thereto, dated as of August 5, 2008, each among the CDO Co-Issuers 2006, the Advancing Agent and Wells Fargo Bank, and the Indenture Amendment, dated as of October 28, 2010, among the CDO Co-Issuers 2006 and GKKM and acknowledged by the Trustee (as amended and supplemented, the “Gramercy 2006 CDO Indenture”), (iv) the Collateral Management Agreement, dated as of August 8, 2007 (the “Existing Gramercy 2007 CDO CMA” and, together with the Existing Gramercy 2006 CDO CMA, the “Existing CMAs”) between Gramercy Real Estate CDO 2007-1, Ltd. (the “CDO Issuer 2007” and, together with CDO Issuer 2006, the “Issuers”) and GKKM and (v) the Indenture, dated as of August 8, 2007, among the CDO Issuer 2007, Gramercy Real Estate CDO 2007-1 LLC (together with the CDO Issuer 2007, the “CDO Co-Issuers 2007”), the Advancing Agent and Wells Fargo Bank (as amended and supplemented, the “Gramercy 2007 CDO Indenture” and, together with the Gramercy 2006 Indenture, the “Indentures”). All terms not defined herein shall have the same meaning ascribed to such terms in the Existing CMAs for each of the Gramercy CDO Transactions, as applicable, or, if not defined therein, in the Indentures for each of the Gramercy CDO Transactions, as applicable.

WHEREAS, pursuant to certain proposed assignment and assumption agreements substantially in the form attached hereto as Exhibit A (the “Assignment and Assumption Agreements”), (i) GKKM proposes to assign the Existing CMAs to CWCapital Investments LLC (“CWCapital”) as successor collateral manager (together with its successors and assigns, the “Successor Collateral Manager”) and (ii) CWCapital proposes to assume, after the effective date of such assignment and to the extent set forth in the Assignment and Assumption Agreements, GKKM’s rights and obligations under each of the Existing CMAs, the Indentures and certain servicing agreements relating to the Gramercy CDO Transactions as Successor Collateral Manager (clauses (i) and (ii) hereinafter referred to as the “Assignment and Assumption”);

WHEREAS, GKKM also proposes to cause the Issuers to enter into supplemental indentures (such supplemental indentures substantially in the form attached hereto as Exhibit B), in order to permit the Issuers to have one or more special purpose subsidiaries solely for the purpose of holding title to any property obtained in connection with any foreclosure or other similar proceeding on, or any transfer in lieu thereof of, any property securing any Collateral Debt Security, or by transfer of any property held by any Person on behalf of the Issuers which previously secured any Collateral Debt Security whether or not then outstanding (each such supplemental indenture hereinafter referred to as an “Indenture Amendment”, and, the Indenture Amendments together with the Assignment and Assumption, the “Transaction”); and

WHEREAS, the targeted effective date for the Transaction is on or before March 15, 2013 but no later than the second Business Day following the date on which all of the conditions to the Transaction have been satisfied or waived (except for any conditions that by their nature can only be satisfied on the effective date, but subject to the satisfaction or waiver of such conditions) (the “Target Date”).

In connection with the Transaction and in consideration of the terms and conditions set forth below, and in acknowledgment by ***** (“*****”), GKKM and CWCapital that such terms and conditions constitute good and valuable consideration, *****, GKKM and CWCapital hereby agree as follows (the “Agreement”):

1.          ***** Directions Related to the Gramercy 2006 CDO. So long as ***** provides ***** (“*****”) with credit protection on Class A-1 Notes issued as part of the Gramercy 2006 CDO (the outstanding principal amount of such Class A-1 Notes subject to *****’s credit protection, the “2006 Insured Amount”), ***** shall deliver (or cause to be delivered) one or more direction letters to *****, substantially in the form attached hereto as Exhibit C, instructing it to:

(i)          deliver (or cause to be delivered) to Wells Fargo Bank, National Association, as Trustee, no later than 4:30 pm (Eastern Standard Time) on February [●], 2013 (or such later date and time provided by GKKM), the consent of the Holders of the 2006 Insured Amount to the Assignment and Assumption relating to the CDO Issuer 2006 as evidenced on the ballot attached hereto as Exhibit D (the “CDO Issuer 2006 Class A-1 Assignment Consent”); and

(ii)         either (x) deliver (or cause to be delivered) to Wells Fargo Bank, National Association, as Trustee, no later than 4:30 pm (Eastern Standard Time) on February [●], 2013 (or such later date and time provided by GKKM), the consent of the Holders of the 2006 Insured Amount to the Indenture Amendment relating to the Gramercy 2006 CDO Indenture (the “CDO Issuer 2006 Class A-1 Indenture Consent”) or (y) not deliver (or cause to be delivered) an objection to such Indenture Amendment.

2.          ***** Directions Related to the Gramercy 2007 CDO. So long as ***** provides ***** (“*****”) with credit protection on Class A-1 Notes issued as part of the Gramercy 2007 CDO (the outstanding principal amount of such Class A-1 Notes subject to *****’s credit protection, the “2007 Insured Amount”), ***** shall deliver (or cause to be delivered) one or more direction letters to *****, substantially in the form attached hereto as Exhibit E, instructing it to:

(i)          deliver (or cause to be delivered) to Wells Fargo Bank, National Association, as Trustee, no later than 4:30 pm (Eastern Standard Time) on February [●], 2013 (or such later date and time provided by GKKM) the consent of the Holders of the 2007 Insured Amount to the Assignment and Assumption relating to the CDO Issuer 2007 as evidenced on the ballot attached hereto as Exhibit F (the “CDO Issuer 2007 Class A-1 Assignment Consent”);

(ii)          either (x) deliver (or cause to be delivered) to Wells Fargo Bank, National Association, as Trustee, no later than 4:30 pm (Eastern Standard Time) on February [●], 2013 (or such later date and time provided by GKKM), the consent of the Holders of the 2007 Insured Amount to the Indenture Amendment relating to the Gramercy 2007 CDO Indenture (the “CDO Issuer 2007 Class A-1 Indenture Consent”) or (y) not deliver (or cause to be delivered) an objection to such Indenture Amendment; and

(iii)        deliver (or cause to be delivered) to Wells Fargo Bank, National Association, as Trustee, the CDO Co-Issuers 2007, GKKM and CWCapital, no later than 4:30 pm (Eastern Standard Time) on February 22, 2013 (or such later date and time provided by GKKM) a letter executed by *****, in substantially the form attached hereto as Exhibit G (the “CDO Issuer 2007 ***** Waiver Letter”), waiving one or more Events of Default under the Gramercy 2007 CDO Indenture until the earlier of (1) January 30, 2014 and (2) the date, if any, on which written direction expressly revoking such waiver is provided to the Trustee by *****.

3.          ***** Consents Related to the Gramercy 2007 CDO. *****, as the Class A-2 Note Insurer under the Gramercy 2007 CDO Indenture, shall:

(i)          (A) deliver (or cause to be delivered) to Wells Fargo Bank, National Association, as Trustee, no later than 4:30 pm (Eastern Standard Time) on February [●], 2013 (or such later date and time provided by GKKM) *****’s consent to the Assignment and Assumption relating to the CDO Issuer 2007 as evidenced on the ballot attached hereto as Exhibit H (the “CDO Issuer 2007 ***** Assignment Consent”), and (B) not deliver (or cause to be delivered) an objection to the Indenture Amendment relating to the Gramercy 2007 CDO Indenture (the “CDO Issuer 2007 ***** Indenture Consent”); and

(ii)         deliver (or cause to be delivered) to GKKM and CWCapital, no later than 4:30 pm (Eastern Standard Time) on February 22, 2013 (or such later date and time provided by GKKM) a letter executed by *****, substantially in the form attached hereto as Exhibit I (the “CDO Issuer 2007 ***** Waiver Letter”), waiving one or more Events of Default under the Gramercy 2007 CDO Indenture until the earlier of (A) January 30, 2014 or and (B) the date, if any, on which written direction expressly revoking such waiver is provided to the Trustee by *****.

4.          CMA Waiver Letter. ***** and CWCapital shall execute and deliver (or cause to be delivered), no later than 4:30 pm (Eastern Standard Time) on February [●], 2013 (or such later date and time provided by GKKM), a letter agreement, substantially in the form attached hereto as Exhibit J (the “CDO Issuer 2006 and CDO Issuer 2007 CMA Waiver Letter”).

5.          ***** Consent Fee. In consideration for *****’s performance of its obligations hereunder, GKKM shall pay ***** an aggregate consent fee of $500,000 (the “Consent Fee”) for both Gramercy CDO Transactions, payable upon the completion of the Transaction; provided, however, that payment of the Consent Fee is conditioned upon the completion of the Transaction and *****’s execution and delivery of the waiver and direction letters described in sections 1 to 4 above no later than the date specified herein. The Consent Fee will be paid by GKKM directly to ***** and will not be borne by the Gramercy CDO Transactions.

6.          Voluntary Agreement. Each party hereto acknowledges that it has read this Agreement and understands its contents. Each party hereto further acknowledges and agrees that it is signing this Agreement voluntarily, after good-faith, arms-length negotiations, after having had a full and fair opportunity to consult with counsel and/or other professional advisors of its choice, and with the intent to be legally bound by all the terms contained in this Agreement. In the event that any provision of this Agreement is determined to be ambiguous, it shall not be construed against any party hereto.

7.          Authority. Each party executing this Agreement, including any individual executing this Agreement on behalf of any party, expressly warrants and represents that such party has all necessary power and authority to do so.

8.          No Assurances as to Credit Protection. For the avoidance of doubt, ***** cannot (and expressly does not) provide any assurances whatsoever that (i) ***** will continue to provide (A) ***** with credit protection on Class A-1 Notes issued as part of the Gramercy 2006 CDO or (B) ***** with credit protection on Class A-1 Notes issued as part of the Gramercy 2007 CDO; or (ii) ***** or ***** will comply with any instruction given by *****.

9.          Integration. This Agreement represents, contains and constitutes the entire understanding and agreement between the parties hereto with respect to its subject matter and supersedes all previous discussions, negotiations, representations, agreements or commitments, whether written or oral, relating to its subject matter. Except as expressly stated herein, this Agreement does not in any way alter or affect the rights and obligations of any party hereto under any other agreement.

10.         No Oral Modifications. This Agreement may not be modified, supplemented or amended in any way except in a writing specifically referring to this Agreement and executed by the parties hereto. No right of any party under this Agreement may be waived except through a writing signed by the party waiving that right.

11.         No Waiver. No course of dealing, failure or delay by any party hereto in exercising, in whole or in part, any right under this Agreement or any other agreement shall waive or impair such or any other right under this Agreement, or in any manner preclude its additional or future exercise.

12.         Headings. Headings herein are inserted for convenience and do not constitute a part of this Agreement. No heading shall be admissible for the purpose of proving the intent of the parties.

13.         Choice of Law. This Agreement and all matters arising out of or relating to this Agreement (whether in contract, tort or otherwise) shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict-of-law principles.

14.         Forum Selection. If any party hereto commences a suit, action or proceeding arising out of or relating to this Agreement, each of the parties irrevocably agrees that the United States District Court for the Southern District of New York shall have exclusive jurisdiction to hear and determine any such suit, action or proceeding and, for such purposes, irrevocably submits to the jurisdiction of such court. If the United States District Court for the Southern District of New York lacks federal subject matter jurisdiction with respect to any such suit, action or proceeding, each of the parties hereto irrevocably agrees that any state court sitting in the City of New York shall have exclusive jurisdiction to hear and determine any such suit, action or proceeding and, for such purposes, irrevocably submits to the jurisdiction of such courts. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.

15.         Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

16.         No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto, and their successors and assigns, and no other person shall acquire or have any rights under or by virtue of this Agreement.

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If you agree with the foregoing, please sign where indicated below.

*****

Name:

Title:

Acknowledged and agreed by:

GKK Manager LLC

Name:

Title:

CWCapital Investments LLC

Name:

Title:

Exhibit A
Form of Assignment and Assumption Agreements

Assignment And Assumption Agreement

among

GKK Manager LLC,
as Existing Collateral Manager,

CWCapital Investments LLC,
as Successor Collateral Manager,

And

Gramercy Real Estate CDO 2006-1, LTD.,
as Issuer

Dated as of [●], 2013

Assignment And Assumption Agreement

This Assignment And Assumption Agreement, dated as of [●], 2013 (this “Agreement”), by and among GKK Manager LLC, a Delaware limited liability company (the “Existing Collateral Manager”), CWCapital Investments LLC, a Massachusetts limited liability company (together with its successors and assigns, the “Successor Collateral Manager” or “CWCapital”), and Gramercy Real Estate CDO 2006-1, Ltd., an exempted Cayman Islands company (together with its successors and assigns, the “Issuer”).

RECITALS:

WHEREAS, the Existing Collateral Manager has certain rights as the collateral manager pursuant to the CDO Agreements (as defined herein), including rights to receive collateral management fees and other amounts payable to the Existing Collateral Manager and rights to remove and appoint special servicers for the CDO Issuer Assets (as defined herein) pursuant to the CDO Agreements (all such rights, the “Existing Collateral Manager Rights”);

WHEREAS, the Existing Collateral Manager has (i) certain liabilities and obligations arising out of the Transferred Assets (as defined in the Sale and Purchase Agreement defined below) to the extent such liabilities or obligations arise in respect of the management of the Issuer or servicing of the CDO Issuer Assets under the terms of the CDO Agreements after the Closing (as defined herein) and (ii) certain liabilities and obligations arising under the terms of the CDO Agreements (such liabilities and obligations, to the extent, and only to the extent, that they arise in respect of the management of the Issuer or servicing of the CDO Issuer Assets after the Closing; provided, that for the avoidance of doubt, such liabilities and obligations shall not include (x) any liabilities, obligations or covenants of the Sellers (including the Existing Collateral Manager) under the Sale and Purchase Agreement (including with respect to transactions to be effected at the Closing under Section 1.04 thereof and in respect of the Related CDO Assets (as defined therein under Section 1.06 thereof)) and (y) any liabilities, obligations or covenants of the Sellers (including the Existing Collateral Manager) in connection with the Jameson Proceedings as defined in the Sale and Purchase Agreement, the Wells Fargo Indemnity Letter (as defined herein), or the matters disclosed in Schedules 3.01(c) and 3.01(d) of the Sale and Purchase Agreement as applicable, whether arising before, on or after the Closing Date (as defined herein) (collectively, the “Assumed Liabilities”);

WHEREAS, in accordance with the terms and subject to the conditions of this Agreement and the Sale and Purchase Agreement, dated as of January 30, 2013, among the Existing Collateral Manager, Gramercy Investment Trust, Gramercy Investment Trust II, Gramercy Loan Services LLC, GKK Liquidity LLC, CWCapital and solely for the purposes of Articles IX and X thereof, Gramercy Capital Corp., and solely for the purposes of Articles IX and X thereof, CW Financial Services LLC (the “Sale and Purchase Agreement”), the Existing Collateral Manager desires to (i) sell, assign, transfer and deliver to the Successor Collateral Manager (A) free and clear of Liens (other than Permitted Liens as defined in the Sale and Purchase Agreement) all of the Existing Collateral Manager Rights, excluding any rights to receive the Outstanding GKKM Special Servicing Advance Amount (as defined herein), and (B) all defenses, counterclaims and set-off rights that would have been available to the Existing Collateral Manager if any claim had been asserted against the Existing Collateral Manager to the extent relating solely to any of the Assumed Liabilities, excluding any and all defenses, counterclaims or set-off rights of the Existing Collateral Manager or any of its Affiliates (as defined herein) or any of their respective officers, directors or Representatives (as defined herein), to the extent relating solely to any of the Retained Liabilities (as defined herein), and (ii) assign to the Successor Collateral Manager, and not thereafter have any responsibility for, the Assumed Liabilities, excluding the Retained Liabilities; and

WHEREAS, in accordance with the terms and subject to the conditions of this Agreement and the Sale and Purchase Agreement, the Successor Collateral Manager desires to (i) purchase, accept and assume from the Existing Collateral Manager (A) free and clear of Liens (other than Permitted Liens) all of the Existing Collateral Manager Rights, excluding any rights to receive the Outstanding GKKM Special Servicing Advance Amount, and (B) all defenses, counterclaims and set-off rights that would have been available to the Existing Collateral Manager if any claim had been asserted against the Existing Collateral Manager to the extent relating solely to any of the Assumed Liabilities, excluding any and all defenses, counterclaims or set-off rights of the Existing Collateral Manager or any of its Affiliates or any of their respective officers, directors or Representatives, to the extent relating solely to any of the Retained Liabilities, and (ii) assume from the Existing Collateral Manager, and thereafter pay, perform and discharge when due, the Assumed Liabilities, excluding the Retained Liabilities.

NOW, THEREFORE, with the foregoing recitals incorporated herein by this reference, and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms. For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1:

“Advancing Agent” means GKK Liquidity LLC.

“Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of this definition, the term “control” (including its correlative meanings “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). For purposes of this Agreement, the Issuer is not an Affiliate of the Existing Collateral Manager.

“CDO Agreements” means the Existing Collateral Management Agreement, the Indenture, the Servicing Agreement, the Existing Special Servicing Agreement, the Preferred Shares Paying Agency Agreement and the Securities Accounts Control Agreement.

“CDO Issuer Assets” means the Assets of the Issuer as defined in the Indenture.

“Closing” means the closing of the transactions contemplated by the Sale and Purchase Agreement, including, without limitation, the transactions contemplated by this Agreement.

“Closing Date” means [●].

“Co-Issuers” means the Issuer and Gramercy Real Estate CDO 2006-1 LLC.

“Existing Collateral Management Agreement” means the Collateral Management Agreement, dated as of August 24, 2006, between the Issuer and the Existing Collateral Manager.

“Existing Special Servicing Agreement” means the Special Servicing Agreement, dated as of May 8, 2009, as amended by the First Amendment to the Special Servicing Agreement and Amended and Restated Servicing Agreements, dated as of March 1, 2010, among the Existing Collateral Manager, the Co-Issuers, the Gramercy 2005 Issuer, the Gramercy 2007 Issuer, the Gramercy 2005 Co-Issuer, the Gramercy 2007 Co-Issuer, Situs, Wells Fargo Bank and the Advancing Agent, as amended by the Second Amendment to the Special Servicing Agreement, dated as of May 30, 2012, among the Existing Collateral Manager, the Co-Issuers, the Gramercy 2005 Issuer, the Gramercy 2007 Issuer, the Gramercy 2005 Co-Issuer, the Gramercy 2007 Co-Issuer, Situs, the Trustee and the Advancing Agent.

“Governmental Entity” means any government or any arbitrator, tribunal or court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality (in each case whether Federal, state, local, foreign, international or multinational).

“Gramercy 2005 Co-Issuer” means Gramercy Real Estate CDO 2005-1 LLC.

“Gramercy 2007 Co-Issuer” means Gramercy Real Estate CDO 2007-1 LLC.

“Gramercy 2005 Issuer” means Gramercy Real Estate CDO 2005-1, Ltd.

“Gramercy 2007 Issuer” means Gramercy Real Estate CDO 2007-1, Ltd.

“Indenture” means the Indenture, dated as of August 24, 2006, as amended and supplemented by the First Supplemental Indenture thereto, dated as of September 26, 2007 and the Second Supplemental Indenture thereto, dated as of August 5, 2008, among the Co-Issuers, Wells Fargo Bank and the Advancing Agent, as further amended and supplemented by the Indenture Amendment dated as of October 28, 2010, among the Co-Issuers and the Existing Collateral Manager and acknowledged by Wells Fargo Bank.

“Lien” means any mortgage, lien, security interest, pledge, reservation, equitable interest, charge, easement, lease, sublease, conditional sale or other title retention agreement, right of first refusal, hypothecation, covenant, servitude, right of way, variance, option, warrant, claim, community property interest, restriction (including any restriction on use, voting, transfer, alienation, receipt of income or exercise of any other attribute of ownership) or encumbrance of any kind.

“Outstanding GKKM Special Servicing Advance Amount” means all amounts advanced by or on behalf of the Existing Collateral Manager as Servicing Advances in respect of the Issuer, to the extent such amounts have not been repaid or reimbursed to the Existing Collateral Manager as of the Closing Date.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

“Preferred Shares Paying Agency Agreement” means the Preferred Shares Paying Agency Agreement dated as of August 24, 2006 between the Issuer and Wells Fargo Bank, National Association, as preferred shares paying agent.

“Representative” means, with respect to any Person, any director, officer, partner, member, stockholder, Affiliate, employee, agent, consultant, advisor or other representative of such Person, including legal counsel, accountants and financial advisors.

“Retained Liabilities” means (i) any liabilities or obligations of the Existing Collateral Manager or any of its Affiliates of any kind or nature whatsoever other than the Assumed Liabilities including, but not limited to, (w) any liability for Taxes relating to or arising out of the Transferred Assets (as defined in the Sale and Purchase Agreement) that are attributable to any taxable period ending on or prior to the Closing Date or, with respect to any taxable period that begins prior to and ends after the Closing Date, the portion of such period ending on the Closing Date, (x) any liabilities and obligations of the Sellers (including the Existing Collateral Manager) or any of their Affiliates arising out of the CDO Agreements, the Transferred Assets or the CDO Issuer Assets, to the extent such liabilities or obligations arise in respect of or relate to the management of the Issuer or servicing of the CDO Issuer Assets prior to the Closing Date, (y) any liabilities, obligations or covenants of the Sellers (including the Existing Collateral Manager) in connection with the Jameson Proceedings as defined in the Sale and Purchase Agreement, the Wells Fargo Indemnity Letter, and the matters disclosed in Schedules 3.01(c) and 3.01(d) of the Sale and Purchase Agreement as applicable whether arising before, on or after the Closing Date and (z) any liabilities and obligations of the Existing Collateral Manager or any of its Affiliates related to or arising out of the Retained Assets (as defined in the Sale and Purchase Agreement) whether arising before, on or after the Closing Date.

“Securities Accounts Control Agreement” means the Securities Accounts Control Agreement, dated as of August 24, 2006, among the Issuer, Wells Fargo Bank, National Association, as secured party, and Wells Fargo Bank, as securities intermediary.

“Sellers” means Gramercy Investment Trust, Gramercy Investment Trust II, the Existing Collateral Manager, Gramercy Loan Services LLC and GKK Liquidity LLC.

“Servicing Advances” means, with respect to the Issuer, “Servicing Advances” within the meaning of the Servicing Agreement and/or the Existing Special Servicing Agreement, as applicable.

“Servicing Agreement” means the Amended and Restated Servicing Agreement, dated as of June 1, 2009, among the Co-Issuers, the Existing Collateral Manager, Situs, Wells Fargo Bank and the Advancing Agent, as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements, dated as of March 1, 2010, among the Co-Issuers, the Gramercy 2005 Issuer, the Gramercy 2007 Issuer, the Gramercy 2005 Co-Issuer, the Gramercy 2007 Co-Issuer, the Existing Collateral Manager, Wells Fargo Bank, the Advancing Agent and Situs.

“Situs” means SitusServ L.P.

“Tax” or “Taxes” means all Federal, state, county, local, municipal, foreign and other taxes, assessments, duties or similar charges of any kind whatsoever, including all corporate franchise, income, sales, use, ad valorem, receipts, value added, profits, license, withholding, payroll, employment, excise, premium, property, customs, net worth, capital gains, transfer, stamp, documentary, social security, environmental, alternative minimum, occupation, recapture and other taxes, and including all interest, penalties and additions imposed with respect to such amounts, and all amounts payable pursuant to any agreement or arrangement with respect to Taxes.

“Trustee” means Wells Fargo Bank, National Association, in its capacity as trustee.

“Wells Fargo Bank” means Wells Fargo Bank, National Association, in its capacities as Trustee, paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar.

“Wells Fargo Indemnity Letter” means the indemnification letter by the Existing Collateral Manager in favor of Wells Fargo Bank, National Association dated September 14, 2011 with regard to Note cancellations.

2.          Other Definitional Provisions. Unless otherwise defined herein, each capitalized term shall have the meaning ascribed thereto in the Existing Collateral Management Agreement or, if not defined therein, in the Indenture. The words “hereof”, “herein”, “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section references in this Agreement are references to Sections in this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation”.

(a)          The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.

(b)          Any agreement, instrument or other document defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or other document as from time to time amended, modified, supplemented or restated and refers to any successor agreement, instrument or other document and includes references to all attachments thereto and instruments and documents incorporated therein.

(c)          References to a statute, regulation or other governmental rule are to it as amended from time to time and, as applicable, are to corresponding provisions of successor governmental rules.

(d)          References to a Person are also to its successors and permitted assigns.

3.          Assignment and Assumption of Existing Collateral Manager Rights (Excluding Outstanding GKKM Special Servicing Advance Amount) and Assumed Liabilities.

(a)          Effective as of the date hereof and in accordance with the terms and subject to the conditions of this Agreement and the Sale and Purchase Agreement, the Existing Collateral Manager does hereby (i) sell, assign, transfer and deliver to the Successor Collateral Manager (A) free and clear of Liens (other than Permitted Liens as defined in the Sale and Purchase Agreement) all of the Existing Collateral Manager Rights, excluding any rights to receive the Outstanding GKKM Special Servicing Advance Amount, and (B) all defenses, counterclaims and set-off rights that would have been available to the Existing Collateral Manager if any claim had been asserted against the Existing Collateral Manager to the extent relating solely to any of the Assumed Liabilities, excluding any and all defenses, counterclaims or set-off rights of the Existing Collateral Manager or any of its Affiliates or any of their respective officers, directors or Representatives, to the extent relating solely to any of the Retained Liabilities, and (ii) assign to the Successor Collateral Manager, and not thereafter have any responsibility for, the Assumed Liabilities, excluding the Retained Liabilities. In accordance with the terms and subject to the conditions of this Agreement and the Sale and Purchase Agreement, effective as of the date hereof, the Successor Collateral Manager does hereby (i) purchase, accept and assume from the Existing Collateral Manager (A) free and clear of Liens (other than Permitted Liens) all of the Existing Collateral Manager Rights, excluding any rights to receive the Outstanding GKKM Special Servicing Advance Amount, and (B) all defenses, counterclaims and set-off rights that would have been available to the Existing Collateral Manager if any claim had been asserted against the Existing Collateral Manager to the extent relating solely to any of the Assumed Liabilities, excluding any and all defenses, counterclaims or set-off rights of the Existing Collateral Manager or any of its Affiliates or any of their respective officers, directors or Representatives, to the extent relating solely to any of the Retained Liabilities, and (ii) assume from the Existing Collateral Manager, and thereafter pay, perform and discharge when due, the Assumed Liabilities, excluding the Retained Liabilities.

(b)          In connection with the assignment evidenced hereby and in accordance with the terms and subject to the conditions of this Agreement and the Sale and Purchase Agreement, the Successor Collateral Manager confirms that it shall be deemed a party to the Existing Collateral Management Agreement, the Existing Special Servicing Agreement and the Servicing Agreement, and irrevocably agrees to be bound by all of the terms of, and to undertake, assume and perform all duties, obligations and liabilities of the Existing Collateral Manager as contained in the CDO Agreements from and after the date hereof; provided, that for the avoidance of doubt, such duties, obligations and liabilities shall not include (x) any liabilities, obligations or covenants of the Sellers (including the Existing Collateral Manager) under the Sale and Purchase Agreement (including with respect to transactions to be effected at the Closing under Section 1.04 thereof and in respect of the Related CDO Assets (as defined therein under Section 1.06 thereof)) and (y) any liabilities, obligations or covenants of the Sellers (including the Existing Collateral Manager) in connection with the Jameson Proceedings as defined in the Sale and Purchase Agreement, the Wells Fargo Indemnity Letter, or the matters disclosed in Schedules 3.01(c) and 3.01(d) of the Sale and Purchase Agreement as applicable, whether arising before, on or after the Closing Date. The Successor Collateral Manager hereby represents and warrants that it (i) has received copies of the CDO Agreements, (ii) has the ability to professionally and competently perform the duties imposed upon the Collateral Manager under the CDO Agreements, (iii) is legally qualified and has the capacity to act as Collateral Manager under the CDO Agreements and (iv) complies with the requirements set forth in Section 12(d)(i)-(v) of the Existing Collateral Management Agreement.

(c)          The Existing Collateral Manager, the Successor Collateral Manager, and the Issuer agree that all references in the CDO Agreements to the “Collateral Manager” or any such similar term and all references in any other documents necessary or incidental to carrying out the terms of the foregoing documents to the Existing Collateral Manager shall, from and after the date hereof, refer to the Successor Collateral Manager. CWCapital’s signature hereto shall be deemed to be an executed counterpart to the Existing Collateral Management Agreement, the Servicing Agreement and the Existing Special Servicing Agreement duly delivered to the Issuer and to Trustee.

(d)          Notwithstanding anything to the contrary in this Agreement, the Existing Collateral Manager reserves in all respects any and all rights it has with respect to the Issuer under the CDO Agreements to the extent such rights survive the assignment and assumption pursuant to this Agreement, including, without limitation, pursuant to Section 13 of the Existing Collateral Management Agreement.

4.          Consent and Acknowledgement. The Issuer hereby (i) consents to the assignment by the Existing Collateral Manager to, and assumption by, the Successor Collateral Manager of, (a) all of the Existing Collateral Manager Rights, excluding any rights to receive the Outstanding GKKM Special Servicing Advance Amount, (b) all defenses, counterclaims and set-off rights that would have been available to the Existing Collateral Manager if any claim had been asserted against the Existing Collateral Manager to the extent relating solely to any of the Assumed Liabilities, excluding any and all defenses, counterclaims or set-off rights of the Existing Collateral Manager or any of its Affiliates or any of their respective officers, directors or Representatives, to the extent relating solely to any of the Retained Liabilities and (c) the Assumed Liabilities, excluding the Retained Liabilities, (ii) consents to the Successor Collateral Manager becoming the Collateral Manager under the Existing Collateral Management Agreement and, in connection therewith, consents to the amendment and restatement of the Existing Collateral Management Agreement to be entered into by the Issuer and the Successor Collateral Manager on the date hereof substantially in the form attached hereto as Exhibit A (the “Amended and Restated Collateral Management Agreement”), and (iii) acknowledges that the Existing Collateral Manager reserves in all respects any and all rights it has with respect to the Issuer under the CDO Agreements to the extent such rights survive the assignment and assumption pursuant to this Agreement, including, without limitation, pursuant to Section 13 of the Existing Collateral Management Agreement.

5.          Further Assurances. The parties hereto shall, at any time and from time to time, promptly and duly execute and deliver any and all such further instruments and documents and take such further action as may reasonably be requested by any other party to obtain the full benefits of this Agreement, and of the rights and powers herein granted.

6.          Notices; Agent for Service of Process. (a) The Successor Collateral Manager agrees that on the date hereof, it shall notify all parties to the CDO Agreements, as required under the terms thereof, that, on and after the date hereof, the address for notice for the Collateral Manager as set forth in any of the CDO Agreements shall be:

CWCapital Investments LLC
7501 Wisconsin Avenue

Suite 500

Bethesda, Maryland 20814
Telephone: (202) 715-9500
Facsimile: (301) 255-4874
Attention: Charles Spetka

With a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, Maryland 20814

Facsimile: (301) 255-4874

Attention: Legal Department

7.          Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties.

8.          Governing Law. THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN CONNECTION WITH THIS AGREEMENT OR AS AN INDUCEMENT TO ENTER INTO THIS AGREEMENT), SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

9.          Submission to Jurisdiction. Each party irrevocably and unconditionally submits to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County, and the United States District Court for the Southern District of New York (and the appropriate appellate courts), for the purposes of any suit, action or other proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each party agrees to commence any such action, suit or proceeding either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Notwithstanding the foregoing, any party hereto may commence an action, suit or proceeding with any Governmental Entity anywhere in the world for the sole purpose of seeking recognition and enforcement of a judgment of any court referred to in the first sentence of this Section 9. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above, with respect to the Successor Collateral Manager, as set forth in Section 7.2 of the Indenture, with respect to the Issuer, and to the following address with respect to the Existing Collateral Manager: GKK Manager LLC, c/o Gramercy Capital Corp., 420 Lexington Avenue, 18th Floor, New York, NY 10170, Fax: (212) 216-1785, Attention: Michael Kavourias, Jerry Hirschkorn, shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 9. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

10.         Waiver of Jury Trial. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, INVOLVING OR OTHERWISE IN RESPECT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.

11.         Headings. The Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

12.         Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or portable document format (PDF)), all of which shall be considered an original copy of one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties hereto and delivered to the other parties.

13.         Entire Agreement. This Agreement, together with the Sale and Purchase Agreement, constitutes the entire agreement among the parties hereto with respect to the subject matter contained in this Agreement. The parties hereto agree that this Agreement is subject in all respects to the provisions of the Sale and Purchase Agreement and is not intended to, and does not, expand, limit, alter or modify the rights and obligations of the parties thereunder. To the extent any provision of this Agreement is inconsistent with the Sale and Purchase Agreement, the provisions of the Sale and Purchase Agreement shall control.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Assignment and Assumption Agreement as of the day and year first above written.

GKK Manager LLC, as Existing Collateral Manager

By:
Name:
Title:

CWCapital Investments LLC, as Successor Collateral Manager

By:
Name:
Title:

Gramercy Real Estate CDO 2006-1, LTD., as the Issuer

By:
Name:
Title:

EXHIBIT A

FORM OF AMENDED AND RESTATED COLLATERAL MANAGEMENT AGREEMENT

Assignment And Assumption Agreement

among

GKK Manager LLC,

as Existing Collateral Manager,

CWCapital Investments LLC,

as Successor Collateral Manager,

And

Gramercy Real Estate CDO 2007-1, LTD.,

as Issuer

Dated as of [●], 2013

Assignment And Assumption Agreement

This Assignment And Assumption Agreement, dated as of [●], 2013 (this “Agreement”), by and among GKK Manager LLC, a Delaware limited liability company (the “Existing Collateral Manager”), CWCapital Investments LLC, a Massachusetts limited liability company (together with its successors and assigns, the “Successor Collateral Manager” or “CWCapital”), and Gramercy Real Estate CDO 2007-1, Ltd., an exempted Cayman Islands company (together with its successors and assigns, the “Issuer”).

RECITALS:

WHEREAS, the Existing Collateral Manager has certain rights as the collateral manager pursuant to the CDO Agreements (as defined herein), including rights to receive collateral management fees and other amounts payable to the Existing Collateral Manager and rights to remove and appoint special servicers for the CDO Issuer Assets (as defined herein) pursuant to the CDO Agreements (all such rights, the “Existing Collateral Manager Rights”);

WHEREAS, the Existing Collateral Manager has (i) certain liabilities and obligations arising out of the Transferred Assets (as defined in the Sale and Purchase Agreement defined below) to the extent such liabilities or obligations arise in respect of the management of the Issuer or servicing of the CDO Issuer Assets under the terms of the CDO Agreements after the Closing (as defined herein) and (ii) certain liabilities and obligations arising under the terms of the CDO Agreements (such liabilities and obligations, to the extent, and only to the extent, that they arise in respect of the management of the Issuer or servicing of the CDO Issuer Assets after the Closing; provided, that for the avoidance of doubt, such liabilities and obligations shall not include (x) any liabilities, obligations or covenants of the Sellers (including the Existing Collateral Manager) under the Sale and Purchase Agreement (including with respect to transactions to be effected at the Closing under Section 1.04 thereof and in respect of the Related CDO Assets (as defined therein under Section 1.06 thereof)) and (y) any liabilities, obligations or covenants of the Sellers (including the Existing Collateral Manager) in connection with the Jameson Proceedings as defined in the Sale and Purchase Agreement or the matters disclosed in Schedules 3.01(c) and 3.01(d) of the Sale and Purchase Agreement as applicable, whether arising before, on or after the Closing Date (as defined herein) (collectively, the “Assumed Liabilities”);

WHEREAS, in accordance with the terms and subject to the conditions of this Agreement and the Sale and Purchase Agreement, dated as of January 30, 2013, among the Existing Collateral Manager, Gramercy Investment Trust, Gramercy Investment Trust II, Gramercy Loan Services LLC, GKK Liquidity LLC, CWCapital and solely for the purposes of Articles IX and X thereof, Gramercy Capital Corp., and solely for the purposes of Articles IX and X thereof, CW Financial Services LLC (the “Sale and Purchase Agreement”), the Existing Collateral Manager desires to (i) sell, assign, transfer and deliver to the Successor Collateral Manager (A) free and clear of Liens (other than Permitted Liens as defined in the Sale and Purchase Agreement) all of the Existing Collateral Manager Rights, excluding any rights to receive the Outstanding GKKM Special Servicing Advance Amount (as defined herein), and (B) all defenses, counterclaims and set-off rights that would have been available to the Existing Collateral Manager if any claim had been asserted against the Existing Collateral Manager to the extent relating solely to any of the Assumed Liabilities, excluding any and all defenses, counterclaims or set-off rights of the Existing Collateral Manager or any of its Affiliates (as defined herein) or any of their respective officers, directors or Representatives (as defined herein), to the extent relating solely to any of the Retained Liabilities (as defined herein), and (ii) assign to the Successor Collateral Manager, and not thereafter have any responsibility for, the Assumed Liabilities, excluding the Retained Liabilities; and

WHEREAS, in accordance with the terms and subject to the conditions of this Agreement and the Sale and Purchase Agreement, the Successor Collateral Manager desires to (i) purchase, accept and assume from the Existing Collateral Manager (A) free and clear of Liens (other than Permitted Liens) all of the Existing Collateral Manager Rights, excluding any rights to receive the Outstanding GKKM Special Servicing Advance Amount, and (B) all defenses, counterclaims and set-off rights that would have been available to the Existing Collateral Manager if any claim had been asserted against the Existing Collateral Manager to the extent relating solely to any of the Assumed Liabilities, excluding any and all defenses, counterclaims or set-off rights of the Existing Collateral Manager or any of its Affiliates or any of their respective officers, directors or Representatives, to the extent relating solely to any of the Retained Liabilities, and (ii) assume from the Existing Collateral Manager, and thereafter pay, perform and discharge when due, the Assumed Liabilities, excluding the Retained Liabilities.

NOW, THEREFORE, with the foregoing recitals incorporated herein by this reference, and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms. For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1:

“Advancing Agent” means GKK Liquidity LLC.

“Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of this definition, the term “control” (including its correlative meanings “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). For purposes of this Agreement, the Issuer is not an Affiliate of the Existing Collateral Manager.

“CDO Agreements” means the Existing Collateral Management Agreement, the Indenture, the Servicing Agreement, the Existing Special Servicing Agreement, the Preferred Shares Paying Agency Agreement and the Securities Accounts Control Agreement.

“CDO Issuer Assets” means the Assets of the Issuer as defined in the Indenture.

“Closing” means the closing of the transactions contemplated by the Sale and Purchase Agreement, including, without limitation, the transactions contemplated by this Agreement.

“Closing Date” means [●].

“Co-Issuers” means the Issuer and Gramercy Real Estate CDO 2007-1 LLC.

“Existing Collateral Management Agreement” means the Collateral Management Agreement, dated as of August 8, 2007, between the Issuer and the Existing Collateral Manager.

“Existing Special Servicing Agreement” means the Special Servicing Agreement, dated as of May 8, 2009, as amended by the First Amendment to the Special Servicing Agreement and Amended and Restated Servicing Agreements, dated as of March 1, 2010, among the Existing Collateral Manager, the Co-Issuers, the Gramercy 2005 Issuer, the Gramercy 2006 Issuer, the Gramercy 2005 Co-Issuer, the Gramercy 2006 Co-Issuer, Situs, Wells Fargo Bank and the Advancing Agent, as amended by the Second Amendment to the Special Servicing Agreement, dated as of May 30, 2012, among the Existing Collateral Manager, the Co-Issuers, the Gramercy 2005 Issuer, the Gramercy 2006 Issuer, the Gramercy 2005 Co-Issuer, the Gramercy 2006 Co-Issuer, Situs, the Trustee and the Advancing Agent.

“Governmental Entity” means any government or any arbitrator, tribunal or court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality (in each case whether Federal, state, local, foreign, international or multinational).

“Gramercy 2005 Co-Issuer” means Gramercy Real Estate CDO 2005-1 LLC.

“Gramercy 2006 Co-Issuer” means Gramercy Real Estate CDO 2006-1 LLC.

“Gramercy 2005 Issuer” means Gramercy Real Estate CDO 2005-1, Ltd.

“Gramercy 2006 Issuer” means Gramercy Real Estate CDO 2006-1, Ltd.

“Indenture” means the Indenture, dated as of August 8, 2007, among the Co-Issuers, the Advancing Agent and Wells Fargo Bank.

“Lien” means any mortgage, lien, security interest, pledge, reservation, equitable interest, charge, easement, lease, sublease, conditional sale or other title retention agreement, right of first refusal, hypothecation, covenant, servitude, right of way, variance, option, warrant, claim, community property interest, restriction (including any restriction on use, voting, transfer, alienation, receipt of income or exercise of any other attribute of ownership) or encumbrance of any kind.

“Outstanding GKKM Special Servicing Advance Amount” means all amounts advanced by or on behalf of the Existing Collateral Manager as Servicing Advances in respect of the Issuer, to the extent such amounts have not been repaid or reimbursed to the Existing Collateral Manager as of the Closing Date.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

“Preferred Shares Paying Agency Agreement” means the Preferred Shares Paying Agency Agreement dated as of August 8, 2007 between the Issuer and Wells Fargo Bank, National Association, as preferred shares paying agent.

“Representative” means, with respect to any Person, any director, officer, partner, member, stockholder, Affiliate, employee, agent, consultant, advisor or other representative of such Person, including legal counsel, accountants and financial advisors.

“Retained Liabilities” means (i) any liabilities or obligations of the Existing Collateral Manager or any of its Affiliates of any kind or nature whatsoever other than the Assumed Liabilities including, but not limited to, (w) any liability for Taxes relating to or arising out of the Transferred Assets (as defined in the Sale and Purchase Agreement) that are attributable to any taxable period ending on or prior to the Closing Date or, with respect to any taxable period that begins prior to and ends after the Closing Date, the portion of such period ending on the Closing Date, (x) any liabilities and obligations of the Sellers (including the Existing Collateral Manager) or any of their Affiliates arising out of the CDO Agreements, the Transferred Assets or the CDO Issuer Assets, to the extent such liabilities or obligations arise in respect of or relate to the management of the Issuer or servicing of the CDO Issuer Assets prior to the Closing Date, (y) any liabilities, obligations or covenants of the Sellers (including the Existing Collateral Manager) in connection with the Jameson Proceedings as defined in the Sale and Purchase Agreement and the matters disclosed in Schedules 3.01(c) and 3.01(d) of the Sale and Purchase Agreement as applicable whether arising before, on or after the Closing Date and (z) any liabilities and obligations of the Existing Collateral Manager or any of its Affiliates related to or arising out of the Retained Assets (as defined in the Sale and Purchase Agreement) whether arising before, on or after the Closing Date.

“Securities Accounts Control Agreement” means the Securities Accounts Control Agreement, dated as of August 8, 2007, among the Issuer, Wells Fargo Bank, National Association, as secured party, and Wells Fargo Bank, as securities intermediary.

“Sellers” means Gramercy Investment Trust, Gramercy Investment Trust II, the Existing Collateral Manager, Gramercy Loan Services LLC and GKK Liquidity LLC.

“Servicing Advances” means, with respect to the Issuer, “Servicing Advances” within the meaning of the Servicing Agreement and/or the Existing Special Servicing Agreement, as applicable.

“Servicing Agreement” means the Amended and Restated Servicing Agreement, dated as of June 1, 2009, among the Co-Issuers, the Existing Collateral Manager, Situs, Wells Fargo Bank and the Advancing Agent, as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements, dated as of March 1, 2010, among the Co-Issuers, the Gramercy 2005 Issuer, the Gramercy 2006 Issuer, the Gramercy 2005 Co-Issuer, the Gramercy 2006 Co-Issuer, the Existing Collateral Manager, Wells Fargo Bank, the Advancing Agent and Situs.

“Situs” means SitusServ L.P.

“Tax” or “Taxes” means all Federal, state, county, local, municipal, foreign and other taxes, assessments, duties or similar charges of any kind whatsoever, including all corporate franchise, income, sales, use, ad valorem, receipts, value added, profits, license, withholding, payroll, employment, excise, premium, property, customs, net worth, capital gains, transfer, stamp, documentary, social security, environmental, alternative minimum, occupation, recapture and other taxes, and including all interest, penalties and additions imposed with respect to such amounts, and all amounts payable pursuant to any agreement or arrangement with respect to Taxes.

“Trustee” means Wells Fargo Bank, National Association, in its capacity as trustee.

“Wells Fargo Bank” means Wells Fargo Bank, National Association, in its capacities as Trustee, paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar.

2.           Other Definitional Provisions. Unless otherwise defined herein, each capitalized term shall have the meaning ascribed thereto in the Existing Collateral Management Agreement or, if not defined therein, in the Indenture. The words “hereof”, “herein”, “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section references in this Agreement are references to Sections in this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation”.

(a)          The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.

(b)          Any agreement, instrument or other document defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or other document as from time to time amended, modified, supplemented or restated and refers to any successor agreement, instrument or other document and includes references to all attachments thereto and instruments and documents incorporated therein.

(c)          References to a statute, regulation or other governmental rule are to it as amended from time to time and, as applicable, are to corresponding provisions of successor governmental rules.

(d)          References to a Person are also to its successors and permitted assigns.

3.            Assignment and Assumption of Existing Collateral Manager Rights (Excluding Outstanding GKKM Special Servicing Advance Amount) and Assumed Liabilities.

(a)          Effective as of the date hereof and in accordance with the terms and subject to the conditions of this Agreement and the Sale and Purchase Agreement, the Existing Collateral Manager does hereby (i) sell, assign, transfer and deliver to the Successor Collateral Manager (A) free and clear of Liens (other than Permitted Liens as defined in the Sale and Purchase Agreement) all of the Existing Collateral Manager Rights, excluding any rights to receive the Outstanding GKKM Special Servicing Advance Amount, and (B) all defenses, counterclaims and set-off rights that would have been available to the Existing Collateral Manager if any claim had been asserted against the Existing Collateral Manager to the extent relating solely to any of the Assumed Liabilities, excluding any and all defenses, counterclaims or set-off rights of the Existing Collateral Manager or any of its Affiliates or any of their respective officers, directors or Representatives, to the extent relating solely to any of the Retained Liabilities, and (ii) assign to the Successor Collateral Manager, and not thereafter have any responsibility for, the Assumed Liabilities, excluding the Retained Liabilities. In accordance with the terms and subject to the conditions of this Agreement and the Sale and Purchase Agreement, effective as of the date hereof, the Successor Collateral Manager does hereby (i) purchase, accept and assume from the Existing Collateral Manager (A) free and clear of Liens (other than Permitted Liens) all of the Existing Collateral Manager Rights, excluding any rights to receive the Outstanding GKKM Special Servicing Advance Amount, and (B) all defenses, counterclaims and set-off rights that would have been available to the Existing Collateral Manager if any claim had been asserted against the Existing Collateral Manager to the extent relating solely to any of the Assumed Liabilities, excluding any and all defenses, counterclaims or set-off rights of the Existing Collateral Manager or any of its Affiliates or any of their respective officers, directors or Representatives, to the extent relating solely to any of the Retained Liabilities, and (ii) assume from the Existing Collateral Manager, and thereafter pay, perform and discharge when due, the Assumed Liabilities, excluding the Retained Liabilities.

(b)          In connection with the assignment evidenced hereby and in accordance with the terms and subject to the conditions of this Agreement and the Sale and Purchase Agreement, the Successor Collateral Manager confirms that it shall be deemed a party to the Existing Collateral Management Agreement, the Existing Special Servicing Agreement and the Servicing Agreement, and irrevocably agrees to be bound by all of the terms of, and to undertake, assume and perform all duties, obligations and liabilities of the Existing Collateral Manager as contained in the CDO Agreements from and after the date hereof; provided, that for the avoidance of doubt, such duties, obligations and liabilities shall not include (x) any liabilities, obligations or covenants of the Sellers (including the Existing Collateral Manager) under the Sale and Purchase Agreement (including with respect to transactions to be effected at the Closing under Section 1.04 thereof and in respect of the Related CDO Assets (as defined therein under Section 1.06 thereof)) and (y) any liabilities, obligations or covenants of the Sellers (including the Existing Collateral Manager) in connection with the Jameson Proceedings as defined in the Sale and Purchase Agreement or the matters disclosed in Schedules 3.01(c) and 3.01(d) of the Sale and Purchase Agreement as applicable, whether arising before, on or after the Closing Date. The Successor Collateral Manager hereby represents and warrants that it (i) has received copies of the CDO Agreements, (ii) has the ability to professionally and competently perform the duties imposed upon the Collateral Manager under the CDO Agreements, (iii) is legally qualified and has the capacity to act as Collateral Manager under the CDO Agreements and (iv) complies with the requirements set forth in Section 12(d)(i)-(v) of the Existing Collateral Management Agreement.

(c)          The Existing Collateral Manager, the Successor Collateral Manager, and the Issuer agree that all references in the CDO Agreements to the “Collateral Manager” or any such similar term and all references in any other documents necessary or incidental to carrying out the terms of the foregoing documents to the Existing Collateral Manager shall, from and after the date hereof, refer to the Successor Collateral Manager. CWCapital’s signature hereto shall be deemed to be an executed counterpart to the Existing Collateral Management Agreement, the Servicing Agreement and the Existing Special Servicing Agreement duly delivered to the Issuer and to Trustee.

(d)          Notwithstanding anything to the contrary in this Agreement, the Existing Collateral Manager reserves in all respects any and all rights it has with respect to the Issuer under the CDO Agreements to the extent such rights survive the assignment and assumption pursuant to this Agreement, including, without limitation, pursuant to Section 13 of the Existing Collateral Management Agreement.

4.            Consent and Acknowledgement. The Issuer hereby (i) consents to the assignment by the Existing Collateral Manager to, and assumption by, the Successor Collateral Manager of, (a) all of the Existing Collateral Manager Rights, excluding any rights to receive the Outstanding GKKM Special Servicing Advance Amount, (b) all defenses, counterclaims and set-off rights that would have been available to the Existing Collateral Manager if any claim had been asserted against the Existing Collateral Manager to the extent relating solely to any of the Assumed Liabilities, excluding any and all defenses, counterclaims or set-off rights of the Existing Collateral Manager or any of its Affiliates or any of their respective officers, directors or Representatives, to the extent relating solely to any of the Retained Liabilities and (c) the Assumed Liabilities, excluding the Retained Liabilities, (ii) consents to the Successor Collateral Manager becoming the Collateral Manager under the Existing Collateral Management Agreement and, in connection therewith, consents to the amendment and restatement of the Existing Collateral Management Agreement to be entered into by the Issuer and the Successor Collateral Manager on the date hereof substantially in the form attached hereto as Exhibit A (the “Amended and Restated Collateral Management Agreement”), and (iii) acknowledges that the Existing Collateral Manager reserves in all respects any and all rights it has with respect to the Issuer under the CDO Agreements to the extent such rights survive the assignment and assumption pursuant to this Agreement, including, without limitation, pursuant to Section 13 of the Existing Collateral Management Agreement.

5.            Further Assurances. The parties hereto shall, at any time and from time to time, promptly and duly execute and deliver any and all such further instruments and documents and take such further action as may reasonably be requested by any other party to obtain the full benefits of this Agreement, and of the rights and powers herein granted.

6.            Notices; Agent for Service of Process. (a) The Successor Collateral Manager agrees that on the date hereof, it shall notify all parties to the CDO Agreements, as required under the terms thereof, that, on and after the date hereof, the address for notice for the Collateral Manager as set forth in any of the CDO Agreements shall be:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, Maryland 20814

Telephone: (202) 715-9500

Facsimile: (301) 255-4874

Attention: Charles Spetka

With a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue

Suite 500

Bethesda, Maryland 20814

Facsimile: (301) 255-4874

Attention: Legal Department

7.            Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties.

8.            Governing Law. THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN CONNECTION WITH THIS AGREEMENT OR AS AN INDUCEMENT TO ENTER INTO THIS AGREEMENT), SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

9.            Submission to Jurisdiction. Each party irrevocably and unconditionally submits to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County, and the United States District Court for the Southern District of New York (and the appropriate appellate courts), for the purposes of any suit, action or other proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each party agrees to commence any such action, suit or proceeding either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Notwithstanding the foregoing, any party hereto may commence an action, suit or proceeding with any Governmental Entity anywhere in the world for the sole purpose of seeking recognition and enforcement of a judgment of any court referred to in the first sentence of this Section 9. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above, with respect to the Successor Collateral Manager, as set forth in Section 7.2 of the Indenture, with respect to the Issuer, and to the following address with respect to the Existing Collateral Manager: GKK Manager LLC, c/o Gramercy Capital Corp., 420 Lexington Avenue, 18th Floor, New York, NY 10170, Fax: (212) 216-1785, Attention: Michael Kavourias, Jerry Hirschkorn, shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 9. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

10.          Waiver of Jury Trial. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, INVOLVING OR OTHERWISE IN RESPECT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.

11.          Headings. The Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

12.          Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or portable document format (PDF)), all of which shall be considered an original copy of one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties hereto and delivered to the other parties.

13.          Entire Agreement. This Agreement, together with the Sale and Purchase Agreement, constitutes the entire agreement among the parties hereto with respect to the subject matter contained in this Agreement. The parties hereto agree that this Agreement is subject in all respects to the provisions of the Sale and Purchase Agreement and is not intended to, and does not, expand, limit, alter or modify the rights and obligations of the parties thereunder. To the extent any provision of this Agreement is inconsistent with the Sale and Purchase Agreement, the provisions of the Sale and Purchase Agreement shall control.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Assignment and Assumption Agreement as of the day and year first above written.

GKK Manager LLC, as Existing Collateral
Manager

By:
Name:
Title:

CWCapital Investments LLC, as Successor
Collateral Manager

By:
Name:
Title:

Gramercy Real Estate CDO 2007-1, LTD., as
the Issuer

By:
Name:
Title:

EXHIBIT A

FORM OF AMENDED AND RESTATED COLLATERAL MANAGEMENT AGREEMENT

Exhibit B
Form of Supplemental Indentures

FOURTH SUPPLEMENTAL INDENTURE dated as of [●], 2013 (this “Supplemental Indenture”) among GRAMERCY REAL ESTATE CDO 2006-1, LTD., a Cayman Islands exempted company with limited liability (together with its permitted successors and assigns, the “Issuer”), GRAMERCY REAL ESTATE CDO 2006-1 LLC, a limited liability company formed under the laws of Delaware (together with its permitted successors and assigns, the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee, paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar under the Current Indenture referred to below (together with its permitted successors and assigns in the trusts under the Current Indenture, the “Trustee”), and CWCAPITAL INVESTMENTS LLC, a Massachusetts limited liability company, as successor advancing agent to GKK Liquidity LLC (together with its permitted successors and assigns in the trusts under the Current Indenture, the “Advancing Agent”), to the Indenture dated as of August 24, 2006 among the Issuer, the Co-Issuer, the Trustee and GKK Liquidity LLC, as the advancing agent, as previously supplemented by the First Supplemental Indenture dated as of September 26, 2007 and by the Second Supplemental Indenture dated as of August 5, 2008, in each case among the Co-Issuers, the Trustee and the Advancing Agent, and by the Indenture Amendment dated as of October 28, 2010, among the Co-Issuers and the Collateral Manager and acknowledged by the Trustee (as so previously supplemented, the “Current Indenture”). For all purposes of this Supplemental Indenture, all capitalized terms used herein without definition shall have the respective meanings set forth or referred to in the Current Indenture. Except as otherwise specified herein, each reference herein to a “Section” is to such Section of the Current Indenture.

RECITALS

The Co-Issuers, the Trustee and the Advancing Agent are parties to the Current Indenture.

Pursuant to the first paragraph of Section 8.2, except with respect to certain enumerated modifications, with the written consent of (a) the Holders of not less than a Majority in Aggregate Outstanding Amount (excluding any Notes owned by the Collateral Manager or any of its Affiliates, or by any accounts managed by them) of the Notes of each class materially and adversely affected thereby and all of the Holders of Preferred Shares if materially and adversely affected thereby by Act of said Securityholders delivered to the Trustee and the Co-Issuers and (b) the consent of each Hedge Counterparty that is materially and adversely affected thereby, and subject to satisfaction of the Rating Agency Condition, the Trustee and the Co-Issuers may enter into one or more indentures supplemental to the Current Indenture to add any provisions to, or change in any manner or eliminate any of the provisions of, the Current Indenture or modify in any manner the rights of the Holders of the Notes of such Class or the Preferred Shares, as the case may be, under the Current Indenture.

Pursuant to Section 8.2, if any Class of Notes is Outstanding and rated by a Rating Agency, the Trustee shall not enter into any supplemental indenture if, as a result of such supplemental indenture, such Rating Agency would cause the rating of any such Notes to be immediately reduced or withdrawn. At the cost of the Issuer, for so long as any Class of Notes shall remain Outstanding and is rated by a Rating Agency, the Trustee shall provide to such Rating Agency a copy of any proposed supplemental indenture at least fifteen (15) days prior to the execution thereof by the Trustee, and, for so long as such Notes are Outstanding and so rated, request written confirmation that such Rating Agency will not, as a result of such supplemental indenture, cause the rating of any such Class of Notes to be reduced or withdrawn.

Pursuant to Section 8.6, notwithstanding anything in Article 8 to the contrary, so long as the Class A-1 Notes are the Controlling Class, the Issuer, the Co-Issuer and the Trustee shall not enter into any supplemental indenture without obtaining the consent of the Holders of a Majority of the Class A-1 Notes (such consent not to be unreasonably withheld); provided that, if the Holders of the Class A-1 Notes do not object to such supplemental indenture within seven (7) days after notice is given, such Holders shall be deemed to have consented to such supplemental indenture.

The Co-Issuers wish to enter into this Supplemental Indenture in order to permit the Issuer to have one or more special purpose subsidiaries solely for the purpose of holding title to any property obtained in connection with any foreclosure or other similar proceeding on, or any transfer in lieu thereof of, any property securing any Collateral Debt Security, or by transfer of any property held by any Person on behalf of the Issuer which previously secured any Collateral Debt Security whether or not then outstanding.

In connection with this Supplemental Indenture, the following events have occurred:

(i)	In connection with the first paragraph of Section 8.2, the Trustee has given fifteen (15) Business Days’ notice of this Supplemental Indenture (along with a description of the substance of such supplement provided by GKK Manager LLC in its capacity as the prior collateral manager (“GKKM”)) to the Holders of each Class of Notes, the Holders of the Preferred Shares and each Hedge Counterparty and the Trustee has not received notice by the Holders of a Majority in Aggregate Outstanding Amount (excluding any Notes owned by the Collateral Manager or any of its Affiliates, or by an accounts managed by them) of the Notes of any Class or the Holders of Preferred Shares that such Class of Notes or the Preferred Shares would be materially and adversely affected by this Supplemental Indenture.

(ii)	In connection with the third paragraph of Section 8.2, the Trustee, at the cost of the Issuer and prior to the execution of this Supplemental Indenture, has provided to each of the Rating Agencies a copy of this Supplemental Indenture in proposed form. In connection with the execution of this Supplemental Indenture, one or more of the Rating Agencies have consented to, accepted or otherwise agreed to a shorter notice period.

(iii)	As required by Section 8.2, the Trustee has received confirmation in writing from each of S&P and Moody’s that the current ratings on the Notes will not be immediately reduced, qualified or withdrawn as a result of this Supplemental Indenture and, as a result, the Rating Agency Condition and the condition of Section 8.2 with respect to S&P and Moody’s has been satisfied with respect to this Supplemental Indenture.

(iv)	As provided in Section 8.3, the Collateral Manager has received written notice of this Supplemental Indenture prior to the execution and delivery of this Supplemental Indenture and has consented to, accepted or otherwise agreed to a shorter notice period. In connection with Section 8.3, the Trustee and the Issuer have received the written consent of the Collateral Manager to this Supplemental Indenture.

(v)	Pursuant to Section 8.3, the Trustee has received an Opinion of Counsel of Clifford Chance US LLP regarding this Supplemental Indenture, which Opinion of Counsel is subject to the assumptions, limitations, qualifications and exceptions set forth therein.

(vi)	The Trustee has received an Opinion of Counsel from a nationally recognized U.S. tax counsel experienced in such matters, to the effect that this Supplemental Indenture will not cause the Issuer to fail to be treated as a qualified REIT subsidiary (within the meaning of Section 856(i)(2) of the Code) or otherwise be treated as a foreign corporation subject to U.S. federal income tax on a net income tax basis, which Opinion of Counsel is subject to the assumptions, limitations, qualifications and exceptions set forth therein.

(vii)	In connection with Section 8.6, the Trustee has given seven (7) days’ notice of this Supplemental Indenture (along with a description of the substance of such supplement provided by GKKM) to the Holders of the Class A-1 Notes and the Trustee has either received the written consent of the Holders of a Majority of the Class A-1 Notes, or has not received notice of an objection to this Supplemental Indenture by the Holders of the Class A-1 Notes.

Accordingly, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments. The Current Indenture is hereby amended as follows:

(a)          The Granting Clauses is amended to add a new clause (f) which shall read “equity interests in any Permitted REO Subsidiary”.

(b)          The Granting Clauses is amended to change current clauses (f), (g) and (h), and references thereto, to clauses (g), (h) and (i), respectively.

(c)          The Granting Clauses is amended to change the reference from clauses “(a)-(f)” to clauses “(a)-(h)” and the reference from clauses “(a)-(h)” to clauses “(a)-(i)”.

(d)          Section 1.1 is amended to add the following three new definitions:

“Permitted REO Equity Interest”: Equity interests in any Permitted REO Subsidiary.

“Permitted REO Subsidiary”:  A wholly-owned subsidiary of the Issuer, generally formed for the purpose of holding and operating REO Property and for any other necessary or desirable activities in connection therewith.

“REO Property”: With respect to any Loan (including without limitation, any Mezzanine Loan), any and all right, title or interest in any assets acquired through foreclosure, acceptance of a deed-in-lieu of foreclosure, bankruptcy or similar insolvency proceeding or otherwise in accordance with applicable law or by enforcement of any guarantees related to such Loan, in each case in connection with the default or imminent default of such Loan (or the underlying commercial mortgage loan or mezzanine loan), including without limitation, real property and improvements thereon, personal property included therein or incidental thereto or equity, partnership, membership or beneficial ownership interests in the related borrower or other Person constituting collateral for such Loan.

(e)          The definition of “Company Administrative Expenses” in Section 1.1 is hereby amended by adding the following immediately after “and any amounts due in respect of the listing of any Notes on the Irish Stock Exchange” in clause (xii) of such definition:

“and any fees, costs and expenses of, or relating to, a Permitted REO Subsidiary (including relating to the acquisition, transfer or disposition of a Permitted REO Equity Interest)”.

(f)           Section 7.4(c)(ii) is amended to read as follows: “the Issuer shall not have any subsidiaries other than Permitted REO Subsidiaries, and”.

(g)          Section 1.1 is amended by replacing the definition of “Specified Type” with the following definition:

“Specified Type”: Each of a Loan, CMBS Security, CRE CDO Security, REIT Debt Security, Preferred Equity Security and any Permitted REO Equity Interest.

(h)          New Section 7.20 is inserted after the end of Section 7.19 to read in full as follows:

Section 7.20.    Permitted REO Subsidiaries.

(a)          The Issuer has entered into or will enter into certain limited liability company agreements and limited partnership agreements attached hereto as Exhibit A pursuant to certain assignment and assumption or transfer agreements on or about the date hereof in connection with the acquisition of the Permitted REO Subsidiaries identified on Schedule A hereto.  The Issuer may from time to time, as directed by the Collateral Manager, form one or more Permitted REO Subsidiaries by entering into one or more limited liability company agreements or limited partnership agreements subject to the following criteria and requirements:

(1) the Issuer shall only form a Permitted REO Subsidiary for the purpose of holding, operating, realizing and/or disposing of any REO Property in connection with a foreclosure, workout or restructuring and for any other necessary or desirable activities in connection therewith;

(2)          as long as any Notes are Outstanding, the Issuer shall not sell, transfer, or otherwise dispose of its interests in any Permitted REO Subsidiary unless the assets constituting any REO Property (or the proceeds thereof) in such Permitted REO Subsidiary have been distributed to the Issuer or have been sold, transferred or otherwise disposed of;

(3)          as long as a Permitted REO Subsidiary has not ceased to be owned by the Issuer in accordance with clause (2) above, the Issuer shall adhere to such procedures as are specified in such Permitted REO Subsidiary's organizational documents for maintaining its existence;

(4)          in the event that a Permitted REO Subsidiary owns any asset upon the Stated Maturity or other latest permitted maturity under this Indenture of any Notes, the Issuer shall dissolve such Permitted REO Subsidiary and liquidate its assets in accordance with the applicable terms of the Permitted REO Subsidiary's organizational documents at the direction of the Collateral Manager and promptly deliver the proceeds thereof to the Trustee for deposit into the Payment Account and distribution in accordance with Section 11.1;

(5) each Permitted REO Subsidiary shall agree to be subject to and bound by each obligation or covenant of the Issuer under any Transaction Document to which the Issuer is a party or by which the Issuer is bound with the same effect as if such Permitted REO Subsidiary had been named as the Issuer thereunder;

(6) each Permitted REO Subsidiary shall agree not to cause the Issuer to default in the performance of, or breach, any covenant, representation or warranty of the Issuer under any Transaction Document to which the Issuer is a party or by which the Issuer is bound;

(7) each Permitted REO Subsidiary shall grant all right, title and interest in, to and under any REO Property held by the related Permitted REO Subsidiary to the Trustee, for the benefit and security of the Secured Parties;

(8) subject to applicable law, the organizational documents for each Permitted REO Subsidiary shall require the related Permitted REO Subsidiary to promptly distribute 100% of any distributions on, and proceeds of, any REO Property held by such Permitted REO Subsidiary, net of any taxes, fees or assessments, to the Issuer as holder of the equity interest in such Permitted REO Subsidiary; and

(9) the organizational documents for each Permitted REO Subsidiary shall require that the related Permitted REO Subsidiary have, at all times, at least one independent director duly appointed to, and serving on, its board of directors or have a special member whose vote will be required on specified separateness matters.

(b)         With respect to any REO Property held by a Permitted REO Subsidiary for reporting purposes by the Trustee for characterization of proceeds as either Interest Proceeds or Principal Proceeds and for purposes of the Collateral Quality Tests or Par Value Coverage Tests, the Issuer will be deemed to directly own any REO Property held by a Permitted REO Subsidiary rather than the related Permitted REO Equity Interest; provided that, for the avoidance of doubt, any distributions of Cash by the Permitted REO Subsidiary to the Issuer shall be categorized as either Interest Proceeds or Principal Proceeds in accordance with the provisions of this Indenture governing Cash received by the Issuer in respect of a Defaulted Security. With respect to any Permitted REO Subsidiary, the parties hereto agree that any reports prepared by the Trustee with respect to any Permitted REO Equity Interest shall refer to any related REO Property held by such Permitted REO Subsidiary instead of the related Permitted REO Equity Interests.

(c)         The Issuer shall not, without the affirmative vote or written consent of 100% of its directors, exercise any voting rights with respect to any Permitted REO Equity Interests seeking (i) any institution of any action to have such Permitted REO Subsidiary adjudicated as bankrupt or insolvent, any consent to the institution of bankruptcy or insolvency proceedings against it, any request or consent to the entry of any order for relief or the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official for it or for any substantial part of its property, any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, any making of any general assignment for the benefit of creditors, or any admission in writing that it is unable to pay its debts generally as they become due or (ii) to take any corporate action in furtherance of any action set forth in this Section 7.20. Each of the Co-Issuer and the Trustee agrees that it shall not seek, or join in, the institution of any action or proceeding to have a Permitted REO Subsidiary adjudicated as bankrupt or insolvent.

(d)         Upon each future formation of a Permitted REO Subsidiary, prompt written notice thereof shall be provided by the Issuer to each Rating Agency.

SECTION 2. Effective Date. The effective date of this Supplemental Indenture shall be the date first written above.

SECTION 3. Reference to “Indenture”; Effect of this Supplemental Indenture. Pursuant to Section 8.4, upon the effectiveness of this Supplemental Indenture, the Current Indenture shall be modified in accordance with this Supplemental Indenture, and this Supplemental Indenture shall form a part of the Current Indenture for all purposes; and every Holder of Securities theretofore and thereafter authenticated and delivered under the Current Indenture and each Hedge Counterparty shall be bound thereby. All references in the Indenture and the Securities to the “Indenture” (including correlative references such as “hereof”) shall be deemed to refer to the Current Indenture as supplemented and amended by this Supplemental Indenture. Except as otherwise specified in this Supplemental Indenture, the Current Indenture shall remain in all respects unchanged and in full force and effect.

SECTION 4. Counterparts. This Supplemental Indenture may be executed by the parties hereto in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 5. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

SECTION 6. Execution, Delivery and Validity. Each of the Issuer, the Co-Issuer and the Advancing Agent represents and warrants to the Trustee that this Supplemental Indenture has been duly and validly executed and delivered by such Person and constitutes its legal, valid and binding obligation, enforceable against such Person in accordance with its terms. The Trustee accepts the amendment to the Current Indenture as set forth in this Supplemental Indenture and agrees to perform the duties of the Trustee upon the terms and conditions set forth herein and in the Current Indenture set forth therein. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Co-Issuers. In entering into the Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of this Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee, including but not limited to the provisions of Sections 6.1 and 6.3.

SECTION 7. Successors and Assigns. All covenants and agreements in this Supplemental Indenture by the Issuer and Co-Issuer shall bind their respective successors and assigns, whether so expressed or not.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be executed as of the date first written above.

Executed as a Deed

GRAMERCY REAL ESTATE CDO 2006-1, LTD., as Issuer

By:
Name:
Title:

In the presence of:

Witness:

Name:
Occupation:
Title:

GRAMERCY REAL ESTATE CDO 2006-1 LLC, as Co-Issuer

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

CWCAPITAL INVESTMENTS LLC,
as Advancing Agent

By:
Name:
Title:

Exhibit A

Limited Liability Company Agreements and Limited Partnership Agreements

Schedule A

Permitted REO Subsidiaries

[To come]

FIRST SUPPLEMENTAL INDENTURE dated as of [●], 2013 (this “Supplemental Indenture”) among GRAMERCY REAL ESTATE CDO 2007-1, LTD., a Cayman Islands exempted company with limited liability (together with its permitted successors and assigns, the “Issuer”), GRAMERCY REAL ESTATE CDO 2007-1 LLC, a limited liability company formed under the laws of Delaware (together with its permitted successors and assigns, the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee, paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar under the Current Indenture referred to below (together with its permitted successors and assigns in the trusts under the Current Indenture, the “Trustee”), and CWCAPITAL INVESTMENTS LLC, a Massachusetts limited liability company, as successor advancing agent to GKK Liquidity LLC (together with its permitted successors and assigns in the trusts under the Current Indenture, the “Advancing Agent”), to the Indenture dated as of August 8, 2007 among the Issuer, the Co-Issuer, the Trustee and GKK Liquidity LLC, as the advancing agent (the “Current Indenture”). For all purposes of this Supplemental Indenture, all capitalized terms used herein without definition shall have the respective meanings set forth or referred to in the Current Indenture. Except as otherwise specified herein, each reference herein to a “Section” is to such Section of the Current Indenture.

RECITALS

The Co-Issuers, the Trustee and the Advancing Agent are parties to the Current Indenture.

Pursuant to the first paragraph of Section 8.2, except with respect to certain enumerated modifications, with the written consent of the Holders of not less than a Majority in Aggregate Outstanding Amount (excluding any Collateral Manager Securities) of the Notes of each class materially and adversely affected thereby, all of the Holders of Preferred Shares if materially and adversely affected thereby and the Controlling Class (but only for so long as the Class A-1 Notes and/or the Class A-2 Notes are the Controlling Class), by Act of said Securityholders delivered to the Trustee and the Co-Issuers and subject to satisfaction of the Rating Agency Condition, the Trustee and the Co-Issuers may enter into one or more indentures supplemental to the Current Indenture to add any provisions to, or change in any manner or eliminate any of the provisions of, the Current Indenture or modify in any manner the rights of the Holders of the Notes of such Class or the Preferred Shares, as the case may be, under the Current Indenture.

Pursuant to Section 8.2, if any Class of Notes is Outstanding and rated by a Rating Agency, the Trustee shall not enter into any supplemental indenture if, as a result of such supplemental indenture, such Rating Agency would cause the rating of any such Notes to be immediately reduced or withdrawn. At the cost of the Issuer, for so long as any Class of Notes shall remain Outstanding and is rated by a Rating Agency, the Trustee shall provide to such Rating Agency a copy of any proposed supplemental indenture at least 15 days prior to the execution thereof by the Trustee, and, for so long as such Notes are Outstanding and so rated, request written confirmation that such Rating Agency will not, as a result of such supplemental indenture, cause the rating of any such Class of Notes to be reduced or withdrawn.

Pursuant to Section 8.6, notwithstanding anything in Article 8 to the contrary, (a) so long as the Class A-1 Notes and/or the Class A-2 Notes or the Class A-2 Note Insurer, as applicable, are the Controlling Class, the Issuer, the Co-Issuer and the Trustee shall not enter into any supplemental indenture without obtaining the consent of the Holders of a Majority of the Controlling Class (such consent not to be unreasonably withheld); provided that, if the Holders of the Controlling Class or the Class A-2 Note Insurer, as applicable, do not object to such supplemental indenture within 15 Business Days after notice is given, such Holders shall be deemed to have consented to such supplemental indenture; and (b) the Issuer shall not enter into any supplemental indenture without the consent of each Hedge Counterparty (such consent not to be unreasonably withheld), and each Hedge Counterparty shall not be bound by any supplemental indenture unless such Hedge Counterparty shall have given its prior written consent or shall have failed to respond within 15 Business Days after the Issuer or the Trustee has provided it with prior written notice thereof.

The Co-Issuers wish to enter into this Supplemental Indenture in order to permit the Issuer to have one or more special purpose subsidiaries solely for the purpose of holding title to any property obtained in connection with any foreclosure or other similar proceeding on, or any transfer in lieu thereof of, any property securing any Collateral Debt Security, or by transfer of any property held by any Person on behalf of the Issuer which previously secured any Collateral Debt Security whether or not then outstanding.

In connection with this Supplemental Indenture, the following events have occurred:

(i)	In connection with the first paragraph of Section 8.2, the Trustee has given fifteen (15) Business Days’ notice of this Supplemental Indenture (along with a description of the substance of such supplement provided by GKK Manager LLC in its capacity as the prior collateral manager (“GKKM”)) to the Holders of each Class of Notes and the Holders of the Preferred Shares and the Trustee has not received notice by the Holders of a Majority in Aggregate Outstanding Amount (excluding any Collateral Manager Securities) of the Notes of any Class or the Holders of Preferred Shares that such Holders would be materially and adversely affected by this Supplemental Indenture.

(ii)	In connection with the third paragraph of Section 8.2, the Trustee, at the cost of the Issuer and prior to the execution of this Supplemental Indenture, has provided to each of the Rating Agencies a copy of this Supplemental Indenture in proposed form. In connection with the execution of this Supplemental Indenture, one or more of the Rating Agencies have consented to, accepted or otherwise agreed to a shorter notice period.

(iii)	As required by Section 8.2, the Trustee has received confirmation in writing from each of S&P, Moody’s and Fitch that the current ratings on the Notes will not be immediately reduced, qualified or withdrawn as a result of this Supplemental Indenture and, as a result, the Rating Agency Condition and the condition of Section 8.2 with respect to S&P, Moody’s and Fitch has been satisfied with respect to this Supplemental Indenture.

(iv)	As provided in Section 8.3, the Collateral Manager has received written notice of this Supplemental Indenture prior to the execution and delivery of this Supplemental Indenture, and has consented to, accepted or otherwise agreed to a shorter notice period. In connection with Section 8.3, the Trustee and the Issuer have received the written consent of the Collateral Manager to this Supplemental Indenture.

(v)	Pursuant to Section 8.3, the Trustee has received an Opinion of Counsel of Clifford Chance US LLP regarding this Supplemental Indenture, which Opinion of Counsel is subject to the assumptions, limitations, qualifications and exceptions set forth therein.

(vi)	The Trustee has received an Opinion of Counsel from a nationally recognized U.S. tax counsel experienced in such matters, to the effect that this Supplemental Indenture will not cause the Issuer to fail to be treated as a Qualified REIT Subsidiary or otherwise be treated as a foreign corporation subject to U.S. federal income tax on a net income tax basis, which Opinion of Counsel is subject to the assumptions, limitations, qualifications and exceptions set forth therein.

(vii)	In connection with the first paragraph of Section 8.6, the Trustee has given fifteen (15) Business Days’ notice of this Supplemental Indenture (along with a description of the substance of such supplement provided by GKKM) to the Holders of the Controlling Class and the Trustee has either received the written consent of the Holders of a Majority of the Controlling Class, or has not received notice of an objection to this Supplemental Indenture by the Holders of the Controlling Class, including the Class A-2 Note Insurer.

(viii)	In connection with the second paragraph of Section 8.6, the Trustee has given fifteen (15) Business Days’ notice of this Supplemental Indenture (along with a description of the substance of such supplement provided by GKKM) to the Hedge Counterparty and the Trustee has either received the written consent of the Hedge Counterparty, or has not received notice of an objection to this Supplemental Indenture by the Hedge Counterparty.

Accordingly, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments. The Current Indenture is hereby amended as follows:

(a)        The Granting Clauses is amended to add a new clause (f) which shall read “equity interests in any Permitted REO Subsidiary”.

(b)        The Granting Clauses is amended to change current clauses (f) and (g), and references thereto, to clauses (g) and (h), respectively.

(c)        The Granting Clauses is amended to change the reference from clauses “(a)-(f)” to clauses “(a)-(g)” and the reference from clauses “(a)-(g)” to clauses “(a)-(h)”.

(d)        Section 1.1 is amended to add the following three new definitions:

“Permitted REO Equity Interest”: Equity interests in any Permitted REO Subsidiary.

“Permitted REO Subsidiary”:  A wholly-owned subsidiary of the Issuer, generally formed for the purpose of holding and operating REO Property and for any other necessary or desirable activities in connection therewith.

“REO Property”: With respect to any Loan (including without limitation, any Mezzanine Loan), any and all right, title or interest in any assets acquired through foreclosure, acceptance of a deed-in-lieu of foreclosure, bankruptcy or similar insolvency proceeding or otherwise in accordance with applicable law or by enforcement of any guarantees related to such Loan, in each case in connection with the default or imminent default of such Loan (or the underlying commercial mortgage loan or mezzanine loan), including without limitation, real property and improvements thereon, personal property included therein or incidental thereto or equity, partnership, membership or beneficial ownership interests in the related borrower or other Person constituting collateral for such Loan.

(e)        The definition of “Company Administrative Expenses” in Section 1.1 is hereby amended by adding the following immediately after “and any amounts due in respect of the listing of any Notes on the Irish Stock Exchange” in clause (xii) of such definition:

“and any fees, costs and expenses of, or relating to, a Permitted REO Subsidiary (including relating to the acquisition, transfer or disposition of a Permitted REO Equity Interest)”.

(f)         Section 7.4(c)(ii) is amended to read as follows: “the Issuer shall not have any subsidiaries other than Permitted REO Subsidiaries, and”.

(g)        Section 1.1 is amended by replacing the definition of “Specified Type” with the following definition:

“Specified Type”: Each of a Loan, CMBS Security, Preferred Equity Security and any Permitted REO Equity Interest.

(h)        New Section 7.20 is inserted after the end of Section 7.19 to read in full as follows:

Section 7.20.       Permitted REO Subsidiaries.

(a)          The Issuer may from time to time, as directed by the Collateral Manager, form one or more Permitted REO Subsidiaries by entering into one or more limited liability company agreements or limited partnership agreements subject to the following criteria and requirements:

(1) the Issuer shall only form a Permitted REO Subsidiary for the purpose of holding, operating, realizing and/or disposing of any REO Property in connection with a foreclosure, workout or restructuring and for any other necessary or desirable activities in connection therewith;

(2)        as long as any Notes are Outstanding, the Issuer shall not sell, transfer, or otherwise dispose of its interests in any Permitted REO Subsidiary unless the assets constituting any REO Property (or the proceeds thereof) in such Permitted REO Subsidiary have been distributed to the Issuer or have been sold, transferred or otherwise disposed of;

(3)        as long as a Permitted REO Subsidiary has not ceased to be owned by the Issuer in accordance with clause (2) above, the Issuer shall adhere to such procedures as are specified in such Permitted REO Subsidiary's organizational documents for maintaining its existence;

(4)        in the event that a Permitted REO Subsidiary owns any asset upon the Stated Maturity or other latest permitted maturity under this Indenture of any Notes, the Issuer shall dissolve such Permitted REO Subsidiary and liquidate its assets in accordance with the applicable terms of the Permitted REO Subsidiary's organizational documents at the direction of the Collateral Manager and promptly deliver the proceeds thereof to the Trustee for deposit into the Payment Account and distribution in accordance with Section 11.1;

(5) each Permitted REO Subsidiary shall agree to be subject to and bound by each obligation or covenant of the Issuer under any Transaction Document to which the Issuer is a party or by which the Issuer is bound with the same effect as if such Permitted REO Subsidiary had been named as the Issuer thereunder;

(6) each Permitted REO Subsidiary shall agree not to cause the Issuer to default in the performance of, or breach, any covenant, representation or warranty of the Issuer under any Transaction Document to which the Issuer is a party or by which the Issuer is bound;

(7) each Permitted REO Subsidiary shall grant all right, title and interest in, to and under any REO Property held by the related Permitted REO Subsidiary to the Trustee, for the benefit and security of the Secured Parties;

(8) subject to applicable law, the organizational documents for each Permitted REO Subsidiary shall require the related Permitted REO Subsidiary to promptly distribute 100% of any distributions on, and proceeds of, any REO Property held by such Permitted REO Subsidiary, net of any taxes, fees or assessments, to the Issuer as holder of the equity interest in such Permitted REO Subsidiary; and

(9) the organizational documents for each Permitted REO Subsidiary shall require that the related Permitted REO Subsidiary have, at all times, at least one independent director duly appointed to, and serving on, its board of directors or have a special member whose vote will be required on specified separateness matters.

(b)        With respect to any REO Property held by a Permitted REO Subsidiary for reporting purposes by the Trustee for characterization of proceeds as either Interest Proceeds or Principal Proceeds and for purposes of the Collateral Quality Tests or Par Value Coverage Tests, the Issuer will be deemed to directly own any REO Property held by a Permitted REO Subsidiary rather than the related Permitted REO Equity Interest; provided that, for the avoidance of doubt, any distributions of Cash by the Permitted REO Subsidiary to the Issuer shall be categorized as either Interest Proceeds or Principal Proceeds in accordance with the provisions of this Indenture governing Cash received by the Issuer in respect of a Defaulted Security. With respect to any Permitted REO Subsidiary, the parties hereto agree that any reports prepared by the Trustee with respect to any Permitted REO Equity Interest shall refer to any related REO Property held by such Permitted REO Subsidiary instead of the related Permitted REO Equity Interests.

(c)        The Issuer shall not, without the affirmative vote or written consent of 100% of its directors, exercise any voting rights with respect to any Permitted REO Equity Interests seeking (i) any institution of any action to have such Permitted REO Subsidiary adjudicated as bankrupt or insolvent, any consent to the institution of bankruptcy or insolvency proceedings against it, any request or consent to the entry of any order for relief or the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official for it or for any substantial part of its property, any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, any making of any general assignment for the benefit of creditors, or any admission in writing that it is unable to pay its debts generally as they become due or (ii) to take any corporate action in furtherance of any action set forth in this Section 7.20. Each of the Co-Issuer and the Trustee agrees that it shall not seek, or join in, the institution of any action or proceeding to have a Permitted REO Subsidiary adjudicated as bankrupt or insolvent.

(d)        Upon each future formation of a Permitted REO Subsidiary, prompt written notice thereof shall be provided by the Issuer to each Rating Agency.

SECTION 2. Effective Date. The effective date of this Supplemental Indenture shall be the date first written above.

SECTION 3. Reference to “Indenture”; Effect of this Supplemental Indenture. Pursuant to Section 8.4, upon the effectiveness of this Supplemental Indenture, the Current Indenture shall be modified in accordance with this Supplemental Indenture, and this Supplemental Indenture shall form a part of the Current Indenture for all purposes; and every Holder of Securities theretofore and thereafter authenticated and delivered under the Current Indenture and each Hedge Counterparty shall be bound thereby. All references in the Indenture and the Securities to the “Indenture” (including correlative references such as “hereof”) shall be deemed to refer to the Current Indenture as supplemented and amended by this Supplemental Indenture. Except as otherwise specified in this Supplemental Indenture, the Current Indenture shall remain in all respects unchanged and in full force and effect.

SECTION 4. Counterparts. This Supplemental Indenture may be executed by the parties hereto in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 5. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

SECTION 6. Execution, Delivery and Validity. Each of the Issuer, the Co-Issuer and the Advancing Agent represents and warrants to the Trustee that this Supplemental Indenture has been duly and validly executed and delivered by such Person and constitutes its legal, valid and binding obligation, enforceable against such Person in accordance with its terms. The Trustee accepts the amendment to the Current Indenture as set forth in this Supplemental Indenture and agrees to perform the duties of the Trustee upon the terms and conditions set forth herein and in the Current Indenture set forth therein. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Co-Issuers. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee, including but not limited to the provisions of Sections 6.1 and 6.3.

SECTION 7. Successors and Assigns. All covenants and agreements in this Supplemental Indenture by the Issuer and Co-Issuer shall bind their respective successors and assigns, whether so expressed or not.

[remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be executed as of the date first written above.

Executed as a Deed

GRAMERCY REAL ESTATE CDO 2007-1, LTD., as Issuer

By:
Name:
Title:

In the presence of:

Witness:
Name:
Occupation:

GRAMERCY REAL ESTATE CDO 2007-1 LLC, as Co-Issuer

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

CWCAPITAL INVESTMENTS LLC,
as Advancing Agent

By:
Name:
Title:

Exhibit C
***** Direction Letter to ***** relating to Gramercy 2006 CDO

EXHIBIT C

************

[DATE]

Via Electronic Mail and Overnight Courier

To: ************

[______________________]

Re:	CREDIT DEFAULT SWAP TRANSACTION Reference #[_____________]
relating to Gramercy Real Estate CDO 2006-1, Ltd. and Gramercy
Real Estate CDO 2006-1 LLC

Ladies and Gentlemen:

Reference is made herein to the ISDA Master Agreement, dated as of [____________], 2006 (the “ISDA Master”), between LaCrosse Financial Products, LLC (“LaCrosse”) and ************ (“************ the Schedule thereto (the “ISDA Schedule”), dated as of [____________], 2006, and that certain confirmation thereunder titled Re: CREDIT DEFAULT SWAP TRANSACTION Reference #[____________] relating to Gramercy Real Estate CDO 2006-1, Ltd. and Gramercy Real Estate CDO 2006-1 (the “Confirmation” and, together with the ISDA Master and ISDA Schedule, the “ISDA Agreement”).

Pursuant to Section [9] of the Confirmation, ************ (“************ hereby directs ************ to:

(A) complete, and cause a signatory with proper authority (and any other required authorization and approvals) to execute, the ballot attached as Exhibit I hereto, and (i) promptly (and, in any event, no later than 4:30p.m. EST on February [●], 2013) return such original ballot to Wells Fargo Bank, National Association, as the trustee in accordance with the instructions set forth therein and (ii) immediately (and, in any event, no later than 4:30p.m. EST on February [●], 2013) return an electronic copy of such completed and executed ballot to ************ at the email address set forth on the signature line hereof; and

(B) either (i) deliver (or cause to be delivered) to Wells Fargo Bank, National Association, as the trustee, no later than 4:30 pm (Eastern Standard Time) on February [●], 2013 (or such later date and time provided by GKK Manager LLC), the consent of the Holders of U.S.$[_______________] of Class A-1 Notes to the proposed supplemental indenture relating to Gramercy Real Estate CDO 2006-1, Ltd. or (ii) not deliver (or cause to be delivered) an objection to such proposed supplemental indenture.

************

This letter shall be construed in accordance with the laws of the State of New York (excluding provisions regarding conflicts of laws).

The sending of this letter should not be construed to limit in any manner ***** or LaCrosse’s rights to exercise any and all other rights and remedies provided for under the ISDA Agreement, any documents related thereto or applicable law.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Very truly yours,

************

By:
Name:
Title:

Address for notices:

Exhibit I

BALLOT

(for Class A-1 Noteholders only)

______________, 201__

Please complete and sign the Ballot stating that you either approve or object to the Assignment and Assumption and send it by overnight delivery and by fax to the Trustee by 4:30 pm (Eastern Standard Time) on February 28, 2013 at the following address:

Wells Fargo Bank, National Association,

as Trustee

9062 Old Annapolis Road

Columbia, Maryland 21045

Attn.: Maire Farrell

Phone: 410-884-6439

Fax: 1-866-373-0261

Re:	(i) Collateral Management Agreement, dated as of August 24, 2006 (the “Existing Collateral Management Agreement”), between Gramercy Real Estate CDO 2006-1, Ltd. (the “Issuer”) and GKK Manager LLC (“GKKM”), as existing Collateral Manager (the “Existing Collateral Manager”), and (ii) the Indenture, dated as of August 24, 2006, among the Issuer, Gramercy Real Estate CDO 2006-1 LLC (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), GKK Liquidity LLC, as advancing agent (the “Advancing Agent”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar (“Wells Fargo Bank”), as amended and supplemented by the First Supplemental Indenture thereto, dated as of September 26, 2007, and the Second Supplemental Indenture thereto, dated as of August 5, 2008, each among the Co-Issuers, the Advancing Agent and Wells Fargo Bank, and the Indenture Amendment, dated as of October 28, 2010, among the Co-Issuers and the Existing Collateral Manager and acknowledged by Wells Fargo Bank (as amended and supplemented, the “Indenture”)

Ladies and Gentlemen:

Reference is made to the Notice of Proposed Assignment and Assumption of Collateral Management Agreement and Request for Approval From Class A-1 Noteholders dated February [●], 2013 from GKK Manager LLC, as Existing Collateral Manager (the “Notice”). Capitalized terms used in this Ballot without definition are used as defined in the Notice or the Existing Collateral Management Agreement or, if not defined therein, in the Indenture. The undersigned, the Holder (or such Holder’s proxyholder) of one or more Class A-1 Notes as specified below as of February [●], 2013 (the “Notice Record Date”), hereby acknowledges that the undersigned has received a copy of the Notice.

If the undersigned is a beneficial owner rather than a Holder, references herein to “Holder” shall be construed accordingly.

This is to certify that the Person identified below is the beneficial owner (in the case of Global Securities) or the Holder of the aggregate face amount of the Class A-1 Notes as specified below.

IN ADDITION TO SIGNING AND COMPLETING THIS BALLOT, PLEASE CLEARLY INSERT THE AGGREGATE FACE AMOUNT OF THE CLASS A-1 NOTES AND CORRESPONDING CUSIP NUMBER THAT YOU HOLD AND COMPLETE AND RETURN AN EXECUTED COPY OF THE “BENEFICIAL HOLDER INFORMATION FORM” ATTACHED HERETO.

Note	Aggregate Face Amount	CUSIP*
Class A-1 Notes

Class A-1 Rule 144A Global Securities	$__________________	38500VAA4
Class A-1 Regulation S Global Securities	$__________________	G40438AA4

* The Collateral Manager shall not be responsible for the use of the CUSIP numbers selected, nor is any representation made herein as to their correctness indicated in this Approval, the Notice or as printed on any Note. The numbers are included solely for the convenience of the Holders.

The undersigned Beneficial Owner or Holder of the Class A-1 Notes, as of the Notice Record Date in connection with the Notice, hereby [please check one]:

_____ approves the Assignment and Assumption as referred to in the Notice.

_____ objects to the Assignment and Assumption as referred to in the Notice.

Name of Holder*

Name of Beneficial Owner

Signature of Beneficial Owner or Holder
or duly authorized signatory of Beneficial
Owner or Holder

Medallion Guarantee Required:

(U.S. Persons should affix stamp & signature; Non-U.S. Persons should provide notarization)

* In the case of book entry Notes held through The Depository Trust Company (“DTC”), please insert the name submitted to DTC for purposes of the securities listing position. In the case of Notes held in physical definitive form, please insert the name as appears on such Notes.

BENEFICIAL HOLDER INFORMATION FORM

For Class A-1 Noteholders of:

Gramercy real estate cdo 2006-1, ltd.

Please complete the following and return to:

Maire Farrell, Wells Fargo Bank, N.A., Specialized Asset Services, 9062 Old Annapolis Road, Columbia, MD

21045, Attn: Maire Farrell

Fax: (866) 373-0261, Phone: (410) 884-6439, Email: maire.farrell@wellsfargo.com

Please check one.

___	Beneficial Owner. The undersigned hereby represents and warrants that it is a beneficial owner of the Notes, that the undersigned is authorized to provide direction for their pro rata portion owned and that such power has not been granted nor assigned to any other party or person.

___	Nominee or Advisor. The undersigned hereby represents and warrants that it is a nominee or advisor for the beneficial owner, that the undersigned is authorized to provide direction for their pro rata portion owned and that such power has not been granted nor assigned to any other party or person.

CLASS: _______________

CUSIP:  _______________

ORIGINAL FACE AMOUNT: $__________________

NOMINEE NAME: _____________________

NOMINEE BANK (DTC Participant # if Applicable): ___________________________

(The following information is important to facilitate conference calls, if needed)

Beneficiary Company Name: _____________________________

Contact Name:

Address:

Phone:	Facsimile:
E-mail:

Signature:	Date:

 Exhibit D
CDO Issuer 2006 Class A-1 Assignment Consent

Exhibit D

BALLOT

(for Class A-1 Noteholders only)

______________, 201__

Please complete and sign the Ballot stating that you either approve or object to the Assignment and Assumption and send it by overnight delivery and by fax to the Trustee by 4:30 pm (Eastern Standard Time) on February 28, 2013 at the following address:

Wells Fargo Bank, National Association,

as Trustee

9062 Old Annapolis Road

Columbia, Maryland 21045

Attn.: Maire Farrell

Phone: 410-884-6439

Fax: 1-866-373-0261

Re:	(i) Collateral Management Agreement, dated as of August 24, 2006 (the “Existing Collateral Management Agreement”), between Gramercy Real Estate CDO 2006-1, Ltd. (the “Issuer”) and GKK Manager LLC (“GKKM”), as existing Collateral Manager (the “Existing Collateral Manager”), and (ii) the Indenture, dated as of August 24, 2006, among the Issuer, Gramercy Real Estate CDO 2006-1 LLC (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), GKK Liquidity LLC, as advancing agent (the “Advancing Agent”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar (“Wells Fargo Bank”), as amended and supplemented by the First Supplemental Indenture thereto, dated as of September 26, 2007, and the Second Supplemental Indenture thereto, dated as of August 5, 2008, each among the Co-Issuers, the Advancing Agent and Wells Fargo Bank, and the Indenture Amendment, dated as of October 28, 2010, among the Co-Issuers and the Existing Collateral Manager and acknowledged by Wells Fargo Bank (as amended and supplemented, the “Indenture”)

Ladies and Gentlemen:

Reference is made to the Notice of Proposed Assignment and Assumption of Collateral Management Agreement and Request for Approval From Class A-1 Noteholders dated February [ ], 2012 from GKK Manager LLC, as Existing Collateral Manager (the “Notice”). Capitalized terms used in this Ballot without definition are used as defined in the Notice or the Existing Collateral Management Agreement or, if not defined therein, in the Indenture. The undersigned, the Holder (or such Holder’s proxyholder) of one or more Class A-1 Notes as specified below as of February [ ], 2012 (the “Notice Record Date”), hereby acknowledges that the undersigned has received a copy of the Notice.

If the undersigned is a beneficial owner rather than a Holder, references herein to “Holder” shall be construed accordingly.

This is to certify that the Person identified below is the beneficial owner (in the case of Global Securities) or the Holder of the aggregate face amount of the Class A-1 Notes as specified below.

IN ADDITION TO SIGNING AND COMPLETING THIS BALLOT, PLEASE CLEARLY INSERT THE AGGREGATE FACE AMOUNT OF THE CLASS A-1 NOTES AND CORRESPONDING CUSIP NUMBER THAT YOU HOLD AND COMPLETE AND RETURN AN EXECUTED COPY OF THE “BENEFICIAL HOLDER INFORMATION FORM” ATTACHED HERETO.

Note	Aggregate Face Amount	CUSIP*
Class A-1 Notes
Class A-1 Rule 144A Global Securities	$ __________________	38500VAA4
Class A-1 Regulation S Global Securities	$ __________________	G40438AA4

* The Collateral Manager shall not be responsible for the use of the CUSIP numbers selected, nor is any representation made herein as to their correctness indicated in this Approval, the Notice or as printed on any Note. The numbers are included solely for the convenience of the Holders.

The undersigned Beneficial Owner or Holder of the Class A-1 Notes, as of the Notice Record Date in connection with the Notice, hereby [please check one]:

_____ approves the Assignment and Assumption as referred to in the Notice.

_____ objects to the Assignment and Assumption as referred to in the Notice.

Name of Holder*

Name of Beneficial Owner

Signature of Beneficial Owner or Holder
or duly authorized signatory of Beneficial
Owner or Holder

Medallion Guarantee Required:

(U.S. Persons should affix stamp & signature; Non-U.S. Persons should provide notarization)

* In the case of book entry Notes held through The Depository Trust Company (“DTC”), please insert the name submitted to DTC for purposes of the securities listing position. In the case of Notes held in physical definitive form, please insert the name as appears on such Notes.

BENEFICIAL HOLDER INFORMATION FORM

For Class A-1 Noteholders of:

Gramercy real estate cdo 2006-1, ltd.

Please complete the following and return to:

Maire Farrell, Wells Fargo Bank, N.A., Specialized Asset Services, 9062 Old Annapolis Road, Columbia, MD

21045, Attn: Maire Farrell

Fax: (866) 373-0261, Phone: (410) 884-6439, Email: maire.farrell@wellsfargo.com

Please check one.

___	Beneficial Owner. The undersigned hereby represents and warrants that it is a beneficial owner of the Notes, that the undersigned is authorized to provide direction for their pro rata portion owned and that such power has not been granted nor assigned to any other party or person.

___	Nominee or Advisor. The undersigned hereby represents and warrants that it is a nominee or advisor for the beneficial owner, that the undersigned is authorized to provide direction for their pro rata portion owned and that such power has not been granted nor assigned to any other party or person.

CLASS: _______________

CUSIP:  _______________

ORIGINAL FACE AMOUNT: $__________________

NOMINEE NAME: _____________________

NOMINEE BANK (DTC Participant # if Applicable): ___________________________

(The following information is important to facilitate conference calls, if needed)

Beneficiary Company Name: _____________________________

Contact Name:

Address:

Phone:	Facsimile:
E-mail:

Signature:	Date:

Exhibit E
***** Direction Letter to ***** relating to Gramercy 2007 CDO

EXHIBIT E

************

[DATE]

Via Electronic Mail and Overnight Courier

To: The Parties Listed on Schedule A Hereto

Re:	CREDIT DEFAULT SWAP TRANSACTION Reference #102 56 279
relating to Gramercy Real Estate CDO 2007-1, Ltd. and Gramercy
Real Estate CDO 2007-1 LLC

Ladies and Gentlemen:

Reference is made herein to the ISDA Master Agreement, dated as of August 8, 2007 (the “ISDA Master”), between LaCrosse Financial Products, LLC (“LaCrosse”) and ************ (“************ the Schedule thereto (the “ISDA Schedule”), dated as of August 8, 2007, and that certain confirmation thereunder titled Re: CREDIT DEFAULT SWAP TRANSACTION Reference #102 56 279 relating to Gramercy Real Estate CDO 2007-1, Ltd. and Gramercy Real Estate CDO 2007-1 (the “Confirmation” and, together with the ISDA Master and ISDA Schedule, the “ISDA Agreement”).

Pursuant to Section 9 of the Confirmation, ************ (“************ hereby directs ************ to:

(A) complete, and cause a signatory with proper authority (and any other required authorization and approvals) to execute, the letter attached as Exhibit I hereto, and (i) promptly (and, in any event, no later than 4:30p.m. EST on February 22, 2013) return three original copies of such completed and executed letter to ************ at the address set forth on the signature line hereof and an executed copy to the parties listed on Schedule A attached thereto and (ii) immediately (and, in any event, no later than 4:30p.m. EST on February 22, 2013) return an electronic copy of such completed and executed letter to ************ at the email address set forth on the signature line hereof;

(B) complete, and cause a signatory with proper authority (and any other required authorization and approvals) to execute, the ballot attached as Exhibit II hereto, and (i) promptly (and, in any event, no later than 4:30p.m. EST on February [●], 2013) return such completed and executed ballot to Wells Fargo Bank, National Association, as the trustee in accordance with the instructions set forth therein and (ii) immediately (and, in any event, no later than 4:30p.m. EST on February [●], 2013) return an electronic copy of such completed and executed ballot to ************ at the email address set forth on the signature line hereof; and

(C) either (i) deliver (or cause to be delivered) to Wells Fargo Bank, National Association, as the trustee, no later than 4:30 pm (Eastern Standard Time) on February [●], 2013 (or such later date and time provided by GKK Manager LLC), its consent to the proposed supplemental indenture relating to Gramercy Real Estate CDO 2007-1, Ltd. or (ii) not deliver (or cause to be delivered) an objection to such proposed supplemental indenture.

This letter shall be construed in accordance with the laws of the State of New York (excluding provisions regarding conflicts of laws).

The sending of this letter should not be construed to limit in any manner ***** or LaCrosse’s rights to exercise any and all other rights and remedies provided for under the ISDA Agreement, any documents related thereto or applicable law.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Very truly yours,

*****

By:
Name:
Title:

Address for notices:

*****

Schedule A

*****

Exhibit I

[DATE]

VIA FACSIMILE AND OVERNIGHT MAIL

To the Parties Listed on

Schedule A Attached Hereto

Re:	Gramercy Real Estate CDO 2007-1, Ltd.

Dear Sir or Madam:

Reference is made to the indenture, dated as of August 8, 2007 (as amended, modified or supplemented from time to time, the “Indenture”), by and among Gramercy Real Estate CDO 2007-1, Ltd. (the “Issuer”), Gramercy Real Estate CDO 2007-1, LLC (the “Co-Issuer”), GKK Liquidity LLC (including its successors and assigns, the “Advancing Agent”) and Wells Fargo Bank, National Association (the “Trustee”). Capitalized terms used herein but not defined will have the meanings ascribed to such terms in the Indenture.

***** (“*****”) hereby represents and warrants to the Trustee that (i) as of the date of this letter, it was the beneficial owner of Class A-1 Notes in an aggregate principal amount of approximately USD [335,730,542.31] (such Class A-1 Notes, the “***** Owned Notes”) and (ii) as of the date hereof, it is the beneficial owner of the ***** Owned Notes. Together, the ***** Owned Notes and ***** as the Class A-2 Note Insurer constitute a Majority of the Controlling Class. ***** hereby agrees to provide prompt notice to the Trustee in the event that ***** ceases to be the beneficial owner of any ***** Owned Notes.

We have been informed that GKK Manager LLC (including its successors and assigns, the “Collateral Manager”) believes that one or more Events of Default may occur under Section 5.1(j) of the Indenture due to the Class A/B Par Value Ratio being less than 89.0% on future Measurement Dates (each such Event of Default, an “Applicable Event of Default”). Pursuant to Section 5.14 of the Indenture, a Majority of the Controlling Class has the right to waive any Applicable Event of Default.

This letter is to advise you that ***** hereby waives (x) each Applicable Event of Default that may have occurred prior to the date of this letter and (y) immediately upon the occurrence thereof, each Applicable Event of Default that may occur from (and including) the date of this letter until the earlier of (1) January 30, 2014 and (2) the date, if any, on which written direction expressly revoking such waiver is provided to the Trustee by *****. ***** will continue to consider each subsequent Applicable Event of Default and determine whether or not to waive such Applicable Event of Default or whether to exercise any other rights or remedies it has with respect to such Applicable Event of Default. ***** reserves the right to revoke or extend any waiver at any time.

Upon the Trustee’s execution and delivery of the attached acceptance of this letter agreement, this letter agreement will be the legal, valid and binding agreement of ************ enforceable in accordance with its terms against ************ by the Trustee, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and (ii) general principles of equity. The foregoing agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles. ************ and the Trustee (the “Parties”) consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute hereunder. The Parties irrevocably waive any objection each may now or hereafter have to venue in such court and any claim that a proceeding brought in such court has been brought in an inconvenient forum. The Parties hereby expressly waive, to the full extent permitted by applicable law, any right to trial by jury with respect to any judicial proceeding arising from or related to this letter agreement.

Should you have any questions regarding this letter, please feel free to contact [        ] at [(    ) ____-_____].

Very truly yours,

[                   ]

Accepted And Agreed as of the Date Hereof:
Wells Fargo Bank, National Association, as Trustee

By:

Name:

Title:

Schedule A

Wells Fargo Bank, National Association

9062 Old Annapolis Road, Columbia, Maryland 21045

Attention: CDO Trust Services — Gramercy Real Estate CDO 2007-1, Ltd.

GKK Manager LLC

c/o Gramercy Capital Corp.

420 Lexington Avenue, 18th Floor

New York, NY 10170

Attention: General Counsel

CWCapital Investments LLC

7501 Wisconsin Avenue, Suite 500West

Bethesda, MD 20814

Facsimile: (301) 255-4874

Attention: Charles Spetka

With a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue, Suite 500West

Bethesda, MD 20814

Attention: Daniel Warcholak

and

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Facsimile: (212) 878-8375

Attention: Steven T. Kolyer

Gramercy Real Estate CDO 2007-1, Ltd.

c/o MaplesFS Limited

P.O. Box 1093GT, Boundary Hall

Cricket Square, George Town

Grand Cayman

Cayman Islands

Attention: The Directors

Fax No.: (345) 945-7100

Gramercy Real Estate CDO 2007-1 LLC

c/o Gramercy Capital Corp.

420 Lexington Avenue, 18th Floor

New York, NY 10170

Attention: General Counsel

Exhibit II

BALLOT

(for Class A-1 Noteholders only)

______________, 201__

Please complete and sign the Ballot stating that you either approve or object to the Assignment and Assumption and send it by overnight delivery and by fax to the Trustee by 4:30 pm (Eastern Standard Time) on February 28, 2013 at the following address:

Wells Fargo Bank, National Association,

as Trustee

9062 Old Annapolis Road

Columbia, Maryland 21045

Attn.: Maire Farrell

Phone: 410-884-6439

Fax: 1-866-373-0261

Re:	(i) Collateral Management Agreement, dated as of August 8, 2007 (the “Existing Collateral Management Agreement”), between Gramercy Real Estate CDO 2007-1, Ltd. (the “Issuer”) and GKK Manager LLC (“GKKM”), as existing Collateral Manager (the “Existing Collateral Manager”), and (ii) the Indenture, dated as of August 8, 2007, among the Issuer, Gramercy Real Estate CDO 2007-1 LLC (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), GKK Liquidity LLC, as advancing agent (the “Advancing Agent”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar (“Wells Fargo Bank”) (as amended and supplemented, the “Indenture”)

Ladies and Gentlemen:

Reference is made to the Notice of Proposed Assignment and Assumption of Collateral Management Agreement and Request for Approval From Class A-1 Noteholders and Class A-2 Note Insurer dated February [ ], 2013 from GKK Manager LLC, as Existing Collateral Manager (the “Notice”). Capitalized terms used in this Ballot without definition are used as defined in the Notice or the Existing Collateral Management Agreement or, if not defined therein, in the Indenture. The undersigned, the Holder (or such Holder’s proxyholder) of one or more Class A-1 Notes as specified below as of February [ ], 2013 (the “Notice Record Date”), hereby acknowledges that the undersigned has received a copy of the Notice.

If the undersigned is a beneficial owner rather than a Holder, references herein to “Holder” shall be construed accordingly.

This is to certify that the Person identified below is the beneficial owner (in the case of Global Securities) or the Holder of the aggregate face amount of the Class A-1 Notes as specified below.

IN ADDITION TO SIGNING AND COMPLETING THIS BALLOT, PLEASE CLEARLY INSERT THE AGGREGATE FACE AMOUNT OF THE CLASS A-1 NOTES AND CORRESPONDING CUSIP NUMBER THAT YOU HOLD AND COMPLETE AND RETURN AN EXECUTED COPY OF THE “BENEFICIAL HOLDER INFORMATION FORM” ATTACHED HERETO.

Note	Aggregate Face Amount	CUSIP*
Class A-1 Notes
Class A-1 Rule 144A Global Securities	$ __________________	38500XAA0
Class A-1 Regulation S Global Securities	$ __________________	G40439AA2

* The Collateral Manager shall not be responsible for the use of the CUSIP numbers selected, nor is any representation made herein as to their correctness indicated in this Approval, the Notice or as printed on any Note. The numbers are included solely for the convenience of the Holders.

The undersigned Beneficial Owner or Holder of the Class A-1 Notes, as of the Notice Record Date in connection with the Notice, hereby [please check one]:

_____ approves the Assignment and Assumption as referred to in the Notice.

_____ objects to the Assignment and Assumption as referred to in the Notice.

Name of Holder*

Name of Beneficial Owner

Signature of Beneficial Owner or Holder
or duly authorized signatory of Beneficial
Owner or Holder

Medallion Guarantee Required:

(U.S. Persons should affix stamp & signature; Non-U.S. Persons should provide notarization)

* In the case of book entry Notes held through The Depository Trust Company (“DTC”), please insert the name submitted to DTC for purposes of the securities listing position. In the case of Notes held in physical definitive form, please insert the name as appears on such Notes.

BENEFICIAL HOLDER INFORMATION FORM

For Class A-1 Noteholders of:

Gramercy real estate cdo 2007-1, ltd.

Please complete the following and return to:

Maire Farrell, Wells Fargo Bank, N.A., Specialized Asset Services, 9062 Old Annapolis Road, Columbia, MD

21045, Attn: Maire Farrell

Fax: (866) 373-0261, Phone: (410) 884-6439, Email: maire.farrell@wellsfargo.com

Please check one.

___	Beneficial Owner. The undersigned hereby represents and warrants that it is a beneficial owner of the Notes, that the undersigned is authorized to provide direction for their pro rata portion owned and that such power has not been granted nor assigned to any other party or person.

___	Nominee or Advisor. The undersigned hereby represents and warrants that it is a nominee or advisor for the beneficial owner, that the undersigned is authorized to provide direction for their pro rata portion owned and that such power has not been granted nor assigned to any other party or person.

CLASS: _______________

CUSIP:  _______________

ORIGINAL FACE AMOUNT: $__________________

NOMINEE NAME: _____________________

NOMINEE BANK (DTC Participant # if Applicable): ___________________________

(The following information is important to facilitate conference calls, if needed)

Beneficiary Company Name: _____________________________

Contact Name:

Address:

Phone:	Facsimile:
E-mail:

Signature:	Date:

Exhibit F
CDO Issuer 2007 Class A-1 Assignment Consent

EXHIBIT F

BALLOT

(for Class A-1 Noteholders only)

______________, 201__

Please complete and sign the Ballot stating that you either approve or object to the Assignment and Assumption and send it by overnight delivery and by fax to the Trustee by 4:30 pm (Eastern Standard Time) on February 28, 2013 at the following address:

Wells Fargo Bank, National Association,

as Trustee

9062 Old Annapolis Road

Columbia, Maryland 21045

Attn.: Maire Farrell

Phone: 410-884-6439

Fax: 1-866-373-0261

Re:	(i) Collateral Management Agreement, dated as of August 8, 2007 (the “Existing Collateral Management Agreement”), between Gramercy Real Estate CDO 2007-1, Ltd. (the “Issuer”) and GKK Manager LLC (“GKKM”), as existing Collateral Manager (the “Existing Collateral Manager”), and (ii) the Indenture, dated as of August 8, 2007, among the Issuer, Gramercy Real Estate CDO 2007-1 LLC (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), GKK Liquidity LLC, as advancing agent (the “Advancing Agent”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar (“Wells Fargo Bank”) (as amended and supplemented, the “Indenture”)

Ladies and Gentlemen:

Reference is made to the Notice of Proposed Assignment and Assumption of Collateral Management Agreement and Request for Approval From Class A-1 Noteholders and Class A-2 Note Insurer dated February [ ], 2012 from GKK Manager LLC, as Existing Collateral Manager (the “Notice”). Capitalized terms used in this Ballot without definition are used as defined in the Notice or the Existing Collateral Management Agreement or, if not defined therein, in the Indenture. The undersigned, the Holder (or such Holder’s proxyholder) of one or more Class A-1 Notes as specified below as of February [ ], 2012 (the “Notice Record Date”), hereby acknowledges that the undersigned has received a copy of the Notice.

If the undersigned is a beneficial owner rather than a Holder, references herein to “Holder” shall be construed accordingly.

This is to certify that the Person identified below is the beneficial owner (in the case of Global Securities) or the Holder of the aggregate face amount of the Class A-1 Notes as specified below.

IN ADDITION TO SIGNING AND COMPLETING THIS BALLOT, PLEASE CLEARLY INSERT THE AGGREGATE FACE AMOUNT OF THE CLASS A-1 NOTES AND CORRESPONDING CUSIP NUMBER THAT YOU HOLD AND COMPLETE AND RETURN AN EXECUTED COPY OF THE “BENEFICIAL HOLDER INFORMATION FORM” ATTACHED HERETO.

Note	Aggregate Face Amount	CUSIP*
Class A-1 Notes
Class A-1 Rule 144A Global Securities	$__________________	38500XAA0
Class A-1 Regulation S Global Securities	$__________________	G40439AA2

* The Collateral Manager shall not be responsible for the use of the CUSIP numbers selected, nor is any representation made herein as to their correctness indicated in this Approval, the Notice or as printed on any Note. The numbers are included solely for the convenience of the Holders.

The undersigned Beneficial Owner or Holder of the Class A-1 Notes, as of the Notice Record Date in connection with the Notice, hereby [please check one]:

_____ approves the Assignment and Assumption as referred to in the Notice.

_____ objects to the Assignment and Assumption as referred to in the Notice.

Name of Holder*

Name of Beneficial Owner

Signature of Beneficial Owner or Holder
or duly authorized signatory of Beneficial
Owner or Holder

Medallion Guarantee Required:

(U.S. Persons should affix stamp & signature; Non-U.S. Persons should provide notarization)

* In the case of book entry Notes held through The Depository Trust Company (“DTC”), please insert the name submitted to DTC for purposes of the securities listing position. In the case of Notes held in physical definitive form, please insert the name as appears on such Notes.

BENEFICIAL HOLDER INFORMATION FORM

For Class A-1 Noteholders of:

Gramercy real estate cdo 2007-1, ltd.

Please complete the following and return to:

Maire Farrell, Wells Fargo Bank, N.A., Specialized Asset Services, 9062 Old Annapolis Road, Columbia, MD

21045, Attn: Maire Farrell

Fax: (866) 373-0261, Phone: (410) 884-6439, Email: maire.farrell@wellsfargo.com

Please check one.

___	Beneficial Owner. The undersigned hereby represents and warrants that it is a beneficial owner of the Notes, that the undersigned is authorized to provide direction for their pro rata portion owned and that such power has not been granted nor assigned to any other party or person.

___	Nominee or Advisor. The undersigned hereby represents and warrants that it is a nominee or advisor for the beneficial owner, that the undersigned is authorized to provide direction for their pro rata portion owned and that such power has not been granted nor assigned to any other party or person.

CLASS: _______________

CUSIP:  _______________

ORIGINAL FACE AMOUNT: $__________________

NOMINEE NAME: _____________________

NOMINEE BANK (DTC Participant # if Applicable): ___________________________

(The following information is important to facilitate conference calls, if needed)

Beneficiary Company Name: _____________________________

Contact Name:

Address:

Phone:	Facsimile:
E-mail:

Signature:	Date:

Exhibit G
CDO Issuer 2007 ************ Waiver Letter

************

EXHIBIT G

[DATE]

VIA FACSIMILE AND OVERNIGHT MAIL

To the Parties Listed on Schedule A Attached Hereto

Re:	Gramercy Real Estate CDO 2007-1, Ltd.

Dear Sir or Madam:

Reference is made to the indenture, dated as of August 8, 2007 (as amended, modified or supplemented from time to time, the “Indenture”), by and among Gramercy Real Estate CDO 2007-1, Ltd. (the “Issuer”), Gramercy Real Estate CDO 2007-1, LLC (the “Co-Issuer”), GKK Liquidity LLC (including its successors and assigns, the “Advancing Agent”) and Wells Fargo Bank, National Association (the “Trustee”). Capitalized terms used herein but not defined will have the meanings ascribed to such terms in the Indenture.

****** (“******”) hereby represents and warrants to the Trustee that (i) as of the date of this letter, it was the beneficial owner of Class A-1 Notes in an aggregate principal amount of approximately USD [335,730,542.31] (such Class A-1 Notes, the “****** Owned Notes”) and (ii) as of the date hereof, it is the beneficial owner of the ****** Owned Notes. Together, the ****** Owned Notes and ****** as the Class A-2 Note Insurer constitute a Majority of the Controlling Class. ****** hereby agrees to provide prompt notice to the Trustee in the event that ****** ceases to be the beneficial owner of any ****** Owned Notes.

We have been informed that GKK Manager LLC (including its successors and assigns, the “Collateral Manager”) believes that one or more Events of Default may occur under Section 5.1(j) of the Indenture due to the Class A/B Par Value Ratio being less than 89.0% on future Measurement Dates (each such Event of Default, an “Applicable Event of Default”). Pursuant to Section 5.14 of the Indenture, a Majority of the Controlling Class has the right to waive any Applicable Event of Default.

This letter is to advise you that ****** hereby waives (x) each Applicable Event of Default that may have occurred prior to the date of this letter and (y) immediately upon the occurrence thereof, each Applicable Event of Default that may occur from (and including) the date of this letter until the earlier of (1) January 30, 2014 and (2) the date, if any, on which written direction expressly revoking such waiver is provided to the Trustee by ******. ****** will continue to consider each subsequent Applicable Event of Default and determine whether or not to waive such Applicable Event of Default or whether to exercise any other rights or remedies it has with respect to such Applicable Event of Default. ****** reserves the right to revoke or extend any waiver at any time.

Upon the Trustee’s execution and delivery of the attached acceptance of this letter agreement, this letter agreement will be the legal, valid and binding agreement of ************ enforceable in accordance with its terms against ************ by the Trustee, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and (ii) general principles of equity. The foregoing agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles. ************ and the Trustee (the “Parties”) consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute hereunder. The Parties irrevocably waive any objection each may now or hereafter have to venue in such court and any claim that a proceeding brought in such court has been brought in an inconvenient forum. The Parties hereby expressly waive, to the full extent permitted by applicable law, any right to trial by jury with respect to any judicial proceeding arising from or related to this letter agreement.

Should you have any questions regarding this letter, please feel free to contact [        ] at [(    ) ____-_____].

Very truly yours,

[                   ]

Accepted And Agreed as of the Date Hereof:
Wells Fargo Bank, National Association, as Trustee

By:

Name:

Title:

Schedule A

Wells Fargo Bank, National Association

9062 Old Annapolis Road, Columbia, Maryland 21045

Attention: CDO Trust Services — Gramercy Real Estate CDO 2007-1, Ltd.

GKK Manager LLC

c/o Gramercy Capital Corp.

420 Lexington Avenue, 18th Floor

New York, NY 10170

Attention: General Counsel

CWCapital Investments LLC

7501 Wisconsin Avenue, Suite 500West

Bethesda, MD 20814

Facsimile: (301) 255-4874

Attention: Charles Spetka

With a copy to:

CWCapital Investments LLC

7501 Wisconsin Avenue, Suite 500West

Bethesda, MD 20814

Attention: Daniel Warcholak

and

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Facsimile: (212) 878-8375

Attention: Steven T. Kolyer

Gramercy Real Estate CDO 2007-1, Ltd.

c/o MaplesFS Limited

P.O. Box 1093GT, Boundary Hall

Cricket Square, George Town

Grand Cayman

Cayman Islands

Attention: The Directors

Fax No.: (345) 945-7100

Gramercy Real Estate CDO 2007-1 LLC

c/o Gramercy Capital Corp.

420 Lexington Avenue, 18th Floor

New York, NY 10170

Attention: General Counsel

Exhibit H
CDO Issuer 2007 ************ Assignment Consent

EXHIBIT H

************ BALLOT

(for Class A-2 Note Insurer only)

______________, 201__

Please complete and sign the Ballot stating that you either approve or object to the Assignment and Assumption and send it by overnight delivery and by fax to the Trustee by 4:30 pm (Eastern Standard Time) on February 28, 2013 at the following address:

Wells Fargo Bank, National Association,

as Trustee

9062 Old Annapolis Road

Columbia, Maryland 21045

Attn.: Maire Farrell

Phone: 410-884-6439

Fax: 1-866-373-0261

Re:	(i) Collateral Management Agreement, dated as of August 8, 2007 (the “Existing Collateral Management Agreement”), between Gramercy Real Estate CDO 2007-1, Ltd. (the “Issuer”) and GKK Manager LLC (“GKKM”), as existing Collateral Manager (the “Existing Collateral Manager”), and (ii) the Indenture, dated as of August 8, 2007, among the Issuer, Gramercy Real Estate CDO 2007-1 LLC (the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), GKK Liquidity LLC, as advancing agent (the “Advancing Agent”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar (“Wells Fargo Bank”) (as amended and supplemented, the “Indenture”)

Ladies and Gentlemen:

Reference is made to the Notice of Proposed Assignment and Assumption of Collateral Management Agreement and Request for Approval From Class A-1 Noteholders and Class A-2 Note Insurer dated February [ ], 2012 from GKK Manager LLC, as Existing Collateral Manager (the “Notice”). Capitalized terms used in this ************ Ballot without definition are used as defined in the Notice or the Existing Collateral Management Agreement or, if not defined therein, in the Indenture. The undersigned, the Class A-2 Note Insurer, hereby acknowledges that the undersigned has received a copy of the Notice.

The undersigned Class A-2 Note Insurer hereby [please check one]:

_____ approves the Assignment and Assumption as referred to in the Notice.

_____ objects to the Assignment and Assumption as referred to in the Notice.

************

EXHIBIT I

CDO Issuer 2007 ************ Waiver Letter

EXHIBIT I

************

[DATE]

VIA ELECTRONIC AND OVERNIGHT MAIL
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: CDO Trust Services — Gramercy Real Estate CDO 2007-1, Ltd.

Re: Gramercy Real Estate CDO 2007-1, Ltd.

Dear Sir or Madam:

Reference is made to the indenture, dated as of August 8, 2007 (as amended, modified or supplemented from time to time, the “Indenture”) by and among Gramercy Real Estate CDO 2007-1, Ltd. (the “Issuer”), Gramercy Real Estate CDO 2007-1, LLC (the “Co-Issuer”), GKK Liquidity LLC (including its successors and assigns, the “Advancing Agent”) and Wells Fargo Bank, National Association (the “Trustee”). Capitalized terms used herein but not defined will have the meanings ascribed to such terms in the Indenture.

***** (“*****”) hereby represents and warrants to the Trustee that (i) as of the date of this letter, no Surety Event was continuing and (ii) as of the date hereof, no Surety Event has occurred and is continuing. To *****’s knowledge, ***** is the beneficial owner of approximately USD [335,371,941.22] in aggregate principal amount of the Class A-1 Notes (such Class A-1 Notes, the “***** Notes”). The ***** Notes, together with *****, as Class A-2 Note Insurer, constitute a Majority of the Controlling Class. ***** hereby agrees to provide written notice to the Trustee of the occurrence and continuance of a Surety Event promptly upon obtaining knowledge thereof.

GKK Manager LLC (including its successors and assigns, the “Collateral Manager”) has advised us that one or more Events of Default may occur under Section 5.1(j) of the Indenture due to the Class A/B Par Value Ratio being less than 89.0% on future Measurement Dates (each such Event of Default, an “Applicable Event of Default”). Pursuant to Section 5.14 of the Indenture, a Majority of the Controlling Class has the right to waive any Applicable Event of Default.

***** (“*****”) is the Class A-2 Note Insurer. This letter is to advise you that *****, as the Class A-2 Note Insurer, hereby waives (x) each Applicable Event of Default that may have occurred prior to the date of this letter and (y) immediately upon the occurrence thereof, each Applicable Event of Default that may occur from (and including) the date of this letter until the earlier of (1) January 30, 2014 and (2) the date, if any, on which written direction expressly revoking such waiver is provided to the Trustee by *****; provided that any such direction to revoke shall not be made unreasonably or without good faith on its part. ***** will continue to consider each subsequent Applicable Event of Default and determine whether or not to waive such Applicable Event of Default or whether to exercise any other rights or remedies it has with respect to such Applicable Event of Default. ***** reserves the right to revoke, subject to the requirement that it act reasonably and in good faith, or extend any waiver at any time.

Upon the Trustee’s execution and delivery of the attached acceptance of this letter agreement, this letter agreement will be the legal, valid and binding agreement of ***** enforceable in accordance with its terms against ***** by the Trustee, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and (ii) general principles of equity. The foregoing agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles. ***** and the Trustee (the “Parties”) consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute hereunder. The Parties irrevocably waive any objection each may now or hereafter have to venue in such court and any claim that a proceeding brought in such court has been brought in an inconvenient forum. The Parties hereby expressly waive, to the full extent permitted by applicable law, any right to trial by jury with respect to any judicial proceeding arising from or related to this letter agreement.

Should you have any questions concerning this letter agreement, please contact Caroline Platt at (914) 765-3989.

Very truly yours,

Caroline Platt
Managing Director
*****

Accepted And Agreed as of the Date Hereof:
Wells Fargo Bank, National Association, as Trustee

By:

Name:

Title:

EXHIBIT J

CDO Issuer 2006 and CDO Issuer 2007 CMA Waiver Letter

EXHIBIT J

************

[DATE]

CWCapital Investments LLC
7501 Wisconsin Avenue, Suite 500 West

Bethesda, MD 20814
Attention: Charles Spetka

With a copy to:

CWCapital Investments LLC
7501 Wisconsin Avenue, Suite 500 West

Bethesda, MD 20814
Attention: Legal Department

and

Clifford Chance US LLP
31 West 52nd Street

New York, NY 10019
Attention: Steven T. Kolyer

Re:	Gramercy Real Estate CDO 2006-1 (the “Gramercy 2006 CDO”) and Gramercy Real Estate CDO 2007-1 (the “Gramercy 2007 CDO” and, together with the Gramercy 2006 CDO, the “Transactions”)

Dear Charles:

We understand that pursuant to certain proposed assignment and assumption agreements (the “Assumption and Assignment Agreements”) (i) GKK Manager LLC (“GKKM”) proposes to assign the Gramercy 2006 CDO CMA and the Gramercy 2007 CDO CMA (each as defined herein) to CWCapital Investments LLC (“CWCapital”) as successor collateral manager and (ii) CWCapital proposes to assume, in each case, after the effective date of the Assignment and Assumption Agreements, GKKM’s rights and obligations (to the extent set forth in the Assignment and Assumption Agreements) under each of the Gramercy 2006 CDO CMA, the Gramercy 2007 CDO CMA, the Gramercy 2006 Indenture (as defined herein), the Gramercy 2007 Indenture (as defined herein) and certain servicing agreements, preferred shares paying agency agreements and securities account control agreements relating to the Transactions as successor collateral manager (clauses (i) and (ii), the “Assignment and Assumption”).

In connection with the Assignment and Assumption and in consideration of the terms and conditions set forth below, and in acknowledgement by ***** (“*****”) and CWCapital that such terms and conditions constitute good and valuable consideration, ***** and CWCapital hereby agree as follows (the “Agreement”):

1.           Limited Agreement to Resign as Collateral Manager of the Gramercy 2006 CDO and the Gramercy 2007 CDO. If (i) CW Financial Services LLC and its direct and indirect wholly owned subsidiaries and affiliates, including CWCapital, have less than ten full-time employees, or (ii) any direct or indirect parent company of CWCapital, or any other person who directly or indirectly is in control of CWCapital (a) ceases to be able to, or admits in writing its inability to pay its debts when and as they become due, (b) files, or consents by answer or otherwise to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or takes advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (c) makes an assignment for the benefit of its creditors, (d) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or any substantial part of its property or (e) is adjudicated as insolvent or to be liquidated (each of the events described in (i) or (ii) above, a “Resignation Event”) – CWCapital shall, if directed to do so in writing by *****, resign as the collateral manager of the Gramercy 2006 CDO and/or the Gramercy 2007 CDO; provided that, on and after June 16, 2016, this section shall cease to be of any further force or effect and CWCapital shall have no further obligations under this Section 1.

2.           Limited Agreement Not to Cause Removal of CWCapital as Collateral Manager of the Gramercy 2006 CDO. So long as (i) “cause” (as defined in any of Sections 12(b)(i)-(v) or (viii) of the Collateral Management Agreement, dated as of August 24, 2006 (as amended, supplemented or modified from time to time, the “Gramercy 2006 CDO CMA”), by and between CWCapital (successor-by-assignment from GKKM) and Gramercy Real Estate 2006-1, Ltd.) does not exist, and (ii) there has not been a default in the payment of principal on the Class A Notes (as defined in the Indenture, dated August 24, 2006 (as amended, supplemented or modified from time to time, the “Gramercy 2006 CDO Indenture”, by and among Gramercy Real Estate CDO 2006-1, Ltd., Gramercy Real Estate CDO 2006-1 LLC, GKK Liquidity LLC (including its successors and assigns) and Wells Fargo Bank, N.A.) when the same becomes due and payable, and (iii) the Class A/B Par Value (as defined in the Gramercy 2006 CDO Indenture) is greater than 75% on any Measurement Date (as defined in the Gramercy 2006 CDO Indenture), and (iv) no Resignation Event has occurred, ***** shall NOT and shall cause its Affiliates, if applicable, to NOT (i) direct any counterparty to a swap agreement pursuant to which ***** or any of its Affiliates provides credit protection on a note issued as part of the Gramercy 2006 CDO to take any action that would cause or support the removal of CWCapital as the collateral manager of the Gramercy 2006 CDO or (ii) directly or indirectly, vote in favor of or take any other action that would cause or support the removal of CWCapital as the collateral manager of the Gramercy 2006 CDO; provided that, on and after June 16, 2016, this section shall cease to be of any further force or effect and ***** shall have no further obligations under this Section 2.

3.           Limited Agreement Not to Cause Removal of Gramercy as Collateral Manager of the Gramercy 2007 CDO. So long as (i) “cause” (as defined in any of Sections 12(b)(i)-(v) or (viii) of the Collateral Management Agreement, dated as of August 8, 2007 (the “Gramercy 2007 CDO CMA”), by and between CWCapital (as successor-by-assignment from GKKM) and Gramercy Real Estate 2007-1, Ltd.) does not exist, and (ii) there has not been a default in the payment of principal on the Class A Notes (as defined in the Indenture, dated August 8, 2007 (the “Gramercy 2007 CDO Indenture”), by and among Gramercy Real Estate CDO 2007-1, Ltd., Gramercy Real Estate CDO 2007-1 LLC, GKK Liquidity LLC (including its successors and assigns) and Wells Fargo Bank, N.A.) when the same becomes due and payable, and (iii) the Class A/B Par Value Ratio (as defined in the Gramercy 2007 CDO Indenture) is greater than 75% on any Measurement Date (as defined in the Gramercy 2007 CDO Indenture), and (iv) no Resignation Event has occurred, ************ shall NOT and shall cause its Affiliates to NOT (i) direct any counterparty to a swap agreement pursuant to which ************ or any of its Affiliates provides credit protection on a note issued as part of the Gramercy 2007 CDO to take any action that would cause or support the removal of CWCapital as the collateral manager of the Gramercy 2007 CDO or (ii) directly or indirectly, vote in favor of or take any other action that would cause or support the removal of CWCapital as the collateral manager of the Gramercy 2007 CDO; provided that, on and after June 16, 2016, this section shall cease to be of any further force and effect and ************ shall have no further obligations under this Section 3.

4.           Direction Letters.

(A)           So long as (i) “cause” (as defined in any of Sections 12(b)(i)-(v) or (viii) of the Gramercy 2006 CDO CMA) does not exist, and (ii) there has not been a default in the payment of principal on the Class A Notes (as defined in the Gramercy 2006 CDO Indenture) when the same becomes due and payable, and (iii) the Class A/B Par Value (as defined in the Gramercy 2006 CDO Indenture) is greater than 75% on any Measurement Date (as defined in the Gramercy 2006 CDO Indenture), and (iv) no Resignation Event has occurred, following the occurrence of an event described in Section 12(b)(vi) and/or 12(b)(vii) of the Gramercy 2006 CDO CMA and if directed to do so in writing by CWCapital, ************ shall, and shall cause its Affiliates, if applicable, to (i) send a letter in the form attached hereto as Exhibit A to any counterparty to a swap agreement (collectively, the “Gramercy 2006 CDO Swaps”) pursuant to which ************ or any of its Affiliates provides credit protection on a note issued as part of the Gramercy 2006 CDO and (ii) subject to any and all confidentiality obligations of ************, notify Wells Fargo Bank, N.A. that ************ has not directed the counterparties to the Gramercy 2006 CDO Swaps to remove CWCapital as the collateral manager of the Gramercy 2006 CDO; provided that, on and after June 16, 2016, this section shall cease to be of any further force and effect and ************ shall have no further obligations under this Section 4(A).

(B)           So long as (i) “cause” (as defined in any of Sections 12(b)(i)-(v) or (viii) of the Gramercy 2007 CDO CMA) does not exist, and (ii) there has not been a default in the payment of principal on the Class A Notes (as defined in the Gramercy 2007 CDO Indenture) when the same becomes due and payable, and (iii) the Class A/B Par Value Ratio (as defined in the Gramercy 2007 CDO Indenture) is greater than 75% on any Measurement Date (as defined in the Gramercy 2007 CDO Indenture), and (iv) no Resignation Event has occurred, following the occurrence of an event described in Section 12(b)(vi) and/or 12(b)(vii) of the Gramercy 2007 CDO CMA and if directed to do so in writing by CWCapital, ************ shall and shall cause its Affiliates, if applicable, to (i) send a letter in the form attached hereto as Exhibit A, to any counterparty to a swap agreement (collectively, the “Gramercy 2007 CDO Swaps”) pursuant to which ************ or any of its Affiliates provides credit protection on a note issued as part of the Gramercy 2007 CDO and (ii) subject to any and all confidentiality obligations of ************, notify Wells Fargo Bank, N.A., that ************ has not directed the counterparties to the Gramercy 2007 CDO Swaps to remove CWCapital as the collateral manager of the Gramercy 2007 CDO; provided that, on and after June 16, 2016, this section shall cease to be of any further force and effect and ************ shall have no further obligations under this Section 4(B).

5.           Remedies.

(A)           It is understood and agreed by ************ that CWCapital would be irreparably injured by a breach of the foregoing Sections 2 and/or 3 of this Agreement by ************, that money damages would not be sufficient remedy for any such breach and that CWCapital shall be entitled to equitable relief, including injunctive relief and specific performance, as a remedy for any such breach (which shall be in addition to all other remedies available at law and equity to CWCapital).

(B)           It is understood and agreed by CWCapital that ************ would be irreparably injured by a breach of the foregoing Section 1 of this Agreement by CWCapital, that money damages would not be sufficient remedy for any such breach and that the ************ Parties shall be entitled to equitable relief, including injunctive relief and specific performance, as a remedy for any such breach (which shall be in addition to all other remedies available at law and equity to ************

6.           Confidentiality. Notwithstanding anything in this Agreement to the contrary, each party hereto acknowledges and agrees that it shall hold in confidence, and shall use its commercially reasonable efforts to safeguard, the terms of, and the existence of, this Agreement from disclosure to anyone; provided that, each party may disclose any of the terms of, or the existence of, this Agreement as is necessary or advisable to its directors, officers, trustees, managers, employees, agents, attorneys and affiliates on a need to know basis, its financial advisors and other professional advisors who agree to hold confidential such information substantially in accordance with the terms of this Section 6, in communications or filings made with auditors retained by either party, any regulators (whether domestic or foreign), as may be necessary or advisable under applicable law, or to rating agencies, bondholders, trustee(s) and hedge counterparties on a need to know basis.

7.           Voluntary Agreement. Each party hereto acknowledges that it has read this Agreement and understands its contents. Each party hereto further acknowledges and agrees that it is signing this Agreement voluntarily, after good-faith, arm’s-length negotiations, after having had a full and fair opportunity to consult with counsel and/or other professional advisors of its choice¸ and with the intent to be legally bound by all the terms contained in this Agreement. In the event that any provision of this Agreement is determined to be ambiguous, it shall not be construed against any party hereto.

8.            Authority. Each party executing this Agreement, including any individual executing this Agreement on behalf of any party, expressly warrants and represents that such party has all necessary power and authority to do so.

9.            No Assurances as to Credit Protection. For the avoidance of doubt, ************ cannot (and expressly does not) provide any assurances whatsoever that: (i) ************ will continue to provide any credit protection on notes issued as part of the Gramercy 2006 CDO or the Gramercy 2007 CDO; or (ii) any party to which ************ provides credit protection will comply with any instruction given by ************.

10.           Integration. This Agreement represents, contains and constitutes the entire understanding and agreement between the parties hereto relating to its subject matter and supersedes all previous discussions, negotiations, representations, agreements or commitments, whether written or oral, relating to its subject matter. Except as expressly stated herein, this Agreement does not in any way alter or affect the rights and obligations of any party hereto under any other agreement.

11.           No Oral Modifications. This Agreement may not be modified, supplemented or amended in any way except in a writing specifically referring to this Agreement and executed by the parties hereto. No right of any party under this Agreement may be waived except through a writing signed by the party waiving that right.

12.           No Waiver. No course of dealing, failure or delay by any party hereto in exercising, in whole or in part, any right under this Agreement or any other agreement shall waive or impair such or any other right under this Agreement, or in any manner preclude its additional or future exercise.

13.           Headings. Headings herein are inserted for convenience and do not constitute a part of this Agreement. No heading shall be admissible for the purpose of proving the intent of the parties.

14.           Choice of Law. This Agreement and all matters arising out of or relating to this Agreement (whether in contract, tort or otherwise) shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict-of-law principles,

15.           Forum Selection. If any party hereto commences a suit, action or proceeding arising out of or relating to this Agreement, each of the parties irrevocably agrees that the United States District Court for the Southern District of New York shall have exclusive jurisdiction to hear and determine any such suit, action or proceeding and, for such purposes, irrevocably submits to the jurisdiction of such court. If the United States District Court for the Southern District of New York lacks federal subject matter jurisdiction with respect to any such suit, action or proceeding, each of the parties hereto irrevocably agrees that any state court sitting in the City of New York shall have exclusive jurisdiction to hear and determine any such suit, action or proceeding and, for such purposes, irrevocably submits to the jurisdiction of such courts. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.

16.           Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

17.           No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto, and their successors and assigns, and no other person shall acquire or have any rights under or by virtue of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

If you agree with the foregoing, please sign where indicated below.

Very truly yours,

************

Name:

Title:

Agreed to by:

CWCapital Investments LLC

Name:

Title:

Exhibit A
Form of Letter from ***** to Controlling Class Note Holders
[***** LETTERHEAD]

Via Overnight Delivery

Date

[Name of Counterparty (“________”)]
[Notice Address of Counterparty]
Attention: [Name of Counterparty Notice Party]

Re:	Swap Agreement relating to the Gramercy Real Estate CDO 200[7][6]-1

[Name of Holder Notice Party]:

Reference is made to (i) that certain ISDA Master Agreement, the Schedule thereto and the Confirmation thereunder, each between LaCrosse Financial Products, LLC (the “Seller”) and [COUNTERPARTY] (the “Buyer”) and dated [DATE] (collectively, the “Swap Agreement”), and (ii) that certain collateral management agreement (as amended, supplemented or modified from time to time, the “Collateral Management Agreement”) between CWCapital Investments LLC (successor-by-assignment to GKK Manager LLC), as Collateral Manager (the “Collateral Manager”), and Gramercy Real Estate CDO 200[7][6]-1, Ltd. (the “Issuer”), dated [DATE]. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Swap Agreement or the Collateral Management Agreement, as applicable.

As you may be aware, an event has occurred that constitutes “cause” for the removal of the Collateral Manager under Section 12(b)[(vi) / (vii)] of the Collateral Management Agreement. Pursuant to Section 9 of the Swap Agreement, the Buyer must abstain, or procure that the holders of the relevant principal amount of the Reference Obligation abstain, from exercising any rights under the Reference Obligation that would cause the removal of the Collateral Manager unless the Seller directs otherwise. At this time, the Seller is not directing the Buyer to take any action that would cause the removal of the Collateral Manager. An Additional Termination Event will occur under the Swap Agreement if the Buyer fails to comply with Section 9 thereof.

For the avoidance of doubt, the Seller hereby reserves all of its rights, privileges and remedies with respect of the Swap Agreement.

Sincerely yours,

LaCrosse Financial Products, LLC

BY:
Name:
Title:

Exhibit L

Form of Servicing Subordination Agreement

SERVICING, CURE AND INTEREST ADVANCES SUBORDINATION AGREEMENT

This Servicing, Cure and Interest Advances Subordination Agreement (this "Agreement") is dated as of [●], 2013 by and among GKK MANAGER LLC, a Delaware limited liability company, as the resigning collateral manager ("GKKM" or the "Former Collateral Manager"), GKK LIQUIDITY LLC, as the resigning advancing agent ("GKKL" or the "Former Advancing Agent"), GRAMERCY LOAN SERVICES LLC, a Delaware limited liability company, as the former sub-special servicer ("GLS" or the "Former Sub-Special Servicer", and together with GKKM and GKKL, the "Subordinated Gramercy Parties"), CWCAPITAL INVESTMENTS LLC, a limited liability company organized under the laws of the Commonwealth of Massachusetts ("CWCI" and together with its successors and assigns, the "Collateral Manager") and CWCAPITAL ASSET MANAGEMENT LLC ("CWCAM" and together with its successors and assigns, the "Special Servicer" and together with CWCI, the "Senior Advancing Parties").

RECITALS

A.	WHEREAS, SitusServ. L.P. ("Situs") has entered into (i) an Amended and Restated Servicing Agreement (the "2005 CDO Servicing Agreement"), dated as of June 1, 2009, among GKKM, Gramercy Real Estate CDO 2005-1, Ltd. (the "2005 CDO Issuer"), Gramercy Real Estate CDO 2005-1 LLC (the "2005 CDO Co-Issuer"), Situs, GKKL and Wells Fargo Bank, N.A. ("Wells Fargo"), as trustee to the 2005 CDO Issuer (the "2005 CDO Trustee"), as amended by the First Amendment to Special Servicing Agreement and Amended and Restated Servicing Agreements dated as of March 1, 2010 (the "First Amendment"), among GKKM, the 2005 CDO Issuer, Gramercy Real Estate CDO 2006-1, Ltd. (the "2006 CDO Issuer"), Gramercy Real Estate CDO 2007-1, Ltd. (the "2007 CDO Issuer" and together with the 2005 CDO Issuer and the 2006 CDO Issuer, the "CDO Issuers"), the 2005 CDO Co-Issuer, Gramercy Real Estate CDO 2006-1 LLC (the "2006 CDO Co-Issuer"), Gramercy Real Estate CDO 2007-1 LLC (the "2007 CDO Co-Issuer" and together with the 2005 CDO Co-Issuer and the 2006 CDO Co-Issuer, the "CDO Co-Issuers"), Situs, GKKL and Wells Fargo as trustee to each CDO Issuer; (ii) an Amended and Restated Servicing Agreement (the "2006 CDO Servicing Agreement"), dated as of June 1, 2009, among GKKM, 2006 CDO Issuer, 2006 CDO Co-Issuer, Situs, GKKL and Wells Fargo, as amended by the First Amendment; and (iii) an Amended and Restated Servicing Agreement (the "2007 CDO Servicing Agreement" and collectively with the 2005 CDO Servicing Agreement and the 2006 CDO Servicing Agreement, the "Primary Servicing Agreements" and each, a "Primary Servicing Agreement"), dated as of June 1, 2009, among GKKM, 2007 CDO Issuer, 2007 CDO Co-Issuer, Situs, GKKL and Wells Fargo, as amended by the First Amendment;

B.	WHEREAS, Situs has executed and delivered a Special Servicing Agreement (the "Situs Special Servicing Agreement") dated as of May 8, 2009, by and among the CDO Issuers, the CDO Co-Issuers, GKKM, Wells Fargo, GKKL and Situs, as amended by the First Amendment and the Second Amendment to the Special Servicing Agreement dated as of May 30, 2012, among GKKM, the CDO Issuers, the CDO Co-Issuers, Situs, GKKL and Wells Fargo, whereby Situs provided certain special servicing functions with respect to certain Assets (as defined in the Situs Special Servicing Agreement) of the CDO Issuers;

C.	WHEREAS, Situs has executed a Sub-Special Servicing Agreement (the "GLS Sub-Special Servicing Agreement") dated as of May 8, 2009, between Situs as special servicer and GLS as sub-special servicer, as amended by the First Amendment;

D.	WHEREAS, (i) the 2005 CDO Issuer has entered into an Indenture dated as of July 14, 2005, among the 2005 CDO Issuer, 2005 CDO Co-Issuer, GKKL, as advancing agent and the 2005 CDO Trustee, as amended and supplemented by the First Supplemental Indenture thereto, dated as of August 14, 2007 (as amended and supplemented, the "2005 CDO Indenture"), among the 2005 CDO Issuer, the 2005 CDO Co-Issuer, GKKL and the 2005 CDO Trustee, (ii) the 2006 CDO Issuer has entered into an Indenture dated as of August 24, 2006, among the 2006 CDO Issuer, the 2006 CDO Co-Issuer, GKKL, as advancing agent and Wells Fargo, as trustee, paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar, as amended and supplemented by the First Supplemental Indenture thereto, dated as of September 26, 2007, and the Second Supplemental Indenture thereto, dated as of August 5, 2008, each among the 2006 CDO Issuer, the 2006 CDO Co-Issuer, GKKL and Wells Fargo, and the Indenture Amendment, dated as of October 28, 2010, among the 2006 CDO Issuer, the 2006 CDO Co-Issuer and GKKM and acknowledged by Wells Fargo (as amended and supplemented, the "2006 CDO Indenture") and (iii) the 2007 CDO Issuer has entered into an Indenture dated as of August 8, 2007, among the 2007 CDO Issuer, the 2007 CDO Co-Issuers, GKKL, and Wells Fargo, as trustee, paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar (as amended and supplemented, the "2007 CDO Indenture" and together with the 2006 CDO Indenture and the 2005 CDO Indenture, the "CDO Indentures" and each, a "CDO Indenture");

E.	WHEREAS, pursuant to certain proposed assignment and assumption agreements, (i)(a) GKKM proposes to assign the existing collateral management agreements between GKKM and each CDO Issuer (collectively, the "Existing CMAs") to CWCI as successor collateral manager and (b) CWCI proposes to assume, after the effective date of such assignment and to the extent set forth in such assignment and assumption agreements, GKKM’s rights and obligations under each of the Existing CMAs and the CDO Indentures, and (ii)(a) GKKL proposes to resign as the advancing agent under the CDO Indentures and (b) CWCI will be appointed by the Co-Issuers as the advancing agent under the CDO Indentures, after the effective date of such assignment and to the extent set forth in such assignment and assumption agreements;

F.	WHEREAS, (i) pursuant to a notice dated as of January [●], 2013, GKKM has notified Situs of its intention to terminate and remove Situs as special servicer under the Situs Special Servicing Agreement, (ii) GKKM is replacing Situs with CWCAM as special servicer under the Situs Special Servicing Agreement, and (iii) CWCAM is assuming Situs' obligations as special servicer to certain Assets of the CDO Issuers pursuant to an assumption agreement and entering into an amendment and restatement of the Situs Special Servicing Agreement (the "CWCAM Special Servicing Agreement") as of the date hereof (the "Effective Date") among CWCAM as special servicer with back-up advancing responsibility thereunder, the CDO Issuers, the CDO Co-Issuers, Wells Fargo, and CWCI;

G.	WHEREAS, CWFS Holdings LLC (the "Borrower"), on behalf of the Senior Advancing Parties, has entered into a facility agreement dated as of [●], 2013 (the "Wells Facility") with Wells Fargo as facility provider (the "Facility Provider"), with respect to the financing of (i) the Senior Advancing Parties' respective obligations to fund Servicing Advances under the CWCAM Special Servicing Agreement, (ii) CWCI's obligation as advancing agent to fund Interest Advances under the CDO Indentures and (iii) CWCI's obligation as collateral manager to fund Cure Advances under the CDO Indentures;

H.	WHEREAS, the parties hereto desire to enter into this agreement to set forth certain agreements with respect to the recovery and reimbursement of:

(i) the amounts set forth on Schedule I hereto which have been advanced by or on behalf of GKKM as "Servicing Advances" (and any applicable interest payable thereon) in respect of the CDO Issuers pursuant to the Situs Special Servicing Agreement, to the extent such amounts have not been repaid or reimbursed to GKKM pursuant to the Situs Special Servicing Agreement as of the date hereof (collectively, the "Outstanding GKKM Special Servicing Advance Amounts");

(ii) the amounts set forth on Schedule II hereto which have been advanced by or on behalf of GLS as "Servicing Advances" (and any applicable interest payable thereon) in respect of the CDO Issuers pursuant to the GLS Sub-Special Servicing Agreement, to the extent such amounts have not been repaid or reimbursed to GLS or any of its Affiliates as of the date hereof (collectively, the "Outstanding GLS Servicing Advance Amounts" and together with the Outstanding GKKM Special Servicing Advance Amounts, the "Subordinated Servicing Advances");

(iii) the amounts set forth on Schedule III hereto which have been advanced by or on behalf of GKKL as "Interest Advances" (and any related Nonrecoverable Advances (as defined in the CDO Indentures), applicable interest payable thereon, any previously due but unpaid Advancing Agent Fee (as defined in the CDO Indentures) due and payable to GKKL) in respect of the CDO Issuers pursuant to the CDO Indentures, to the extent such amounts have not been repaid or reimbursed to GKKL pursuant to the CDO Indentures as of the date hereof (collectively, the "Subordinated Interest Advance Amounts");

(iv) the amounts set forth on Schedule IV hereto which have been advanced by or on behalf of GKKM as "Cure Advances" (and any related Nonrecoverable Cure Advances and applicable interest payable thereon) in respect of the CDO Issuers pursuant to the CDO Indentures, to the extent such amounts have not been repaid or reimbursed to GKKM pursuant to the CDO Indentures as of the date hereof (collectively, the "Subordinated Cure Advance Amounts" and together with the Subordinated Interest Advance Amounts and the Subordinated Servicing Advances, the "Subordinated Advances");

(v)  the amounts expected to be advanced by or on behalf of CWCI or CWCAM from time to time as "Servicing Advances" (and any Nonrecoverable Advances (as defined in the CWCAM Special Servicing Agreement)) and applicable interest payable thereon in respect of the CDO Issuers and reimbursable to CWCI or CWCAM, as applicable, in each case, pursuant to the Primary Servicing Agreements and the CWCAM Special Servicing Agreement (collectively, the "Senior Servicing Advances");

(vi)  the amounts expected to be advanced by or on behalf of CWCI as collateral manager from time to time as "Cure Advances" (and any Nonrecoverable Cure Advances) and applicable interest payable thereon in respect of the CDO Issuers and reimbursable to CWCI pursuant to the CDO Indentures (collectively, the "Senior Cure Advance Amounts"); and

(vii) the amounts expected to be advanced by or on behalf of CWCI as advancing agent from time to time as "Interest Advances" (and any Nonrecoverable Advances (as defined in the CDO Indentures)), applicable interest payable thereon, any Advancing Agent Fee and any previously due but unpaid Advancing Agent Fee (as defined in the CDO Indentures) due and payable to CWCI in respect of the CDO Issuers and reimbursable to CWCI pursuant to the CDO Indentures (collectively, the "Senior Interest Advance Amounts"), all as more fully set forth herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and reasonable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1.         Defined Terms. Capitalized terms not defined herein shall have the meanings set forth in the Situs Special Servicing Agreement, the CWCAM Special Servicing Agreement, the GLS Sub-Special Servicing Agreement, the Primary Servicing Agreements or the CDO Indentures, as applicable.

Section 2.         Subordination of Reimbursements. (a) Each of the Subordinated Gramercy Parties hereby agrees that (i) all Subordinated Servicing Advances that the Subordinated Gramercy Parties are entitled to receive or recover under the Situs Special Servicing Agreement or the GLS Sub-Special Servicing Agreement, as the case may be, are subordinated to the extent provided in Section 3(a) herein, to all Senior Servicing Advances that the Senior Advancing Parties are entitled to receive or recover under the Primary Servicing Agreements or the CWCAM Special Servicing Agreement, and (ii) no Subordinated Gramercy Party will accept, demand, sue for, take or receive any cash or distributions from any obligor of any Assets of the CDO Issuers or any CDO Issuer in violation of the provisions of this Agreement, unless and until any outstanding Senior Servicing Advances senior thereto pursuant to Section 3(a) shall have been fully and finally paid in full to the Senior Advancing Parties.

(b) Each of the Subordinated Gramercy Parties hereby agrees that (i) all Subordinated Cure Advance Amounts that the Subordinated Gramercy Parties are entitled to receive or recover under the CDO Indentures are subordinated to the extent provided in Section 3(b) herein, to all Senior Cure Advance Amounts that CWCI is entitled to receive or recover under the CDO Indentures, and (ii) no Subordinated Gramercy Party will accept, demand, sue for, take or receive any cash or distributions from any obligor of any Assets of the CDO Issuers or any CDO Issuer in violation of the provisions of this Agreement, unless and until any outstanding Senior Cure Advance Amounts senior thereto pursuant to Section 3(b) shall have been fully and finally paid in full to CWCI.

(c) Each of the Subordinated Gramercy Parties hereby agrees that (i) all Subordinated Interest Advance Amounts that the Subordinated Gramercy Parties are entitled to receive or recover under the CDO Indentures are subordinated to the extent provided in Section 3(c) herein, to all Senior Interest Advance Amounts that CWCI is entitled to receive or recover under the CDO Indentures, and (ii) no Subordinated Gramercy Party will accept, demand, sue for, take or receive any cash or distributions from any obligor of any Assets of the CDO Issuers or any CDO Issuer in violation of the provisions of this Agreement, unless and until any outstanding Senior Interest Advance Amounts senior thereto pursuant to Section 3(c) shall have been fully and finally paid in full to CWCI.

(d) Each party hereto acknowledges and accepts that all rights, title and interest of the Senior Advancing Parties into and under this Agreement are being collaterally assigned and pledged to the Facility Provider as collateral to secure payments due and owing to the Facility Provider by the Borrower in connection with loans made from time to time by the Facility Provider to the Borrower under the Wells Facility and that the Facility Provider shall be an intended third party beneficiary of the Senior Advancing Parties' respective rights herein.

Section 3.         Post-Effective Date Application of Reimbursement Amounts.

(a) Servicing Advances. On or after the Effective Date, if any Senior Advancing Party or its Affiliates receives any repayment or reimbursement of "Servicing Advances" under the CWCAM Special Servicing Agreement, including, but not limited to, amounts received from collections, recoveries, income, proceeds, judgments, sales or operating income, such amounts shall be distributed in the following order of priority:

(i) first, to the extent not previously reimbursed, to CWCAM in its capacity as the special servicer with back-up advancing responsibility under the CWCAM Special Servicing Agreement, the aggregate amount of any Servicing Advances due and payable to CWCAM, until all such outstanding Servicing Advances (including any previously due but unpaid amounts and any Nonrecoverable Advances (as defined in the CWCAM Special Servicing Agreement) and applicable interest payable thereon) have been paid in full to CWCAM;

(ii) second, to the extent not previously reimbursed, to CWCI in its capacity as the advancing party under the CWCAM Special Servicing Agreement, the aggregate amount of any Servicing Advances due and payable to CWCI, until all such outstanding Servicing Advances (including any previously due but unpaid amounts and any Nonrecoverable Advances (as defined in the CWCAM Special Servicing Agreement) and applicable interest payable thereon) have been paid in full to CWCI; and

(iii) third, on a pro rata basis, to the extent not previously reimbursed, to GLS and GKKM under the GLS Sub-Special Servicing Agreement or the Situs Special Servicing Agreement, as applicable, the aggregate amount of any Servicing Advances due and payable to GLS and GKKM, as applicable, until all such outstanding Servicing Advances (including any previously due but unpaid amounts and any Nonrecoverable Advances (as defined in the CWCAM Special Servicing Agreement) and applicable interest payable thereon) have been paid in full to GLS and GKKM;

provided, however, that any proceeds, collections or recoveries related to a particular Serviced Asset available to reimburse the related Servicing Advances (including interest on such Servicing Advances at the Advance Interest Rate) pursuant to Section 3.03(b)(iii) of the Primary Servicing Agreements will be allocated to reimburse the Senior Advancing Parties and the Subordinated Gramercy Parties with respect to such Servicing Advances (including interest on such Servicing Advances at the Advance Interest Rate) in accordance with clauses (i)–(iii) above on an asset-by-asset basis, first, and then, once such proceeds, collections and recoveries have been fully distributed in the order set forth in such clauses, all remaining proceeds, collections and recoveries will be allocated to reimburse the Senior Advancing Parties and the Subordinated Gramercy Parties with respect to Nonrecoverable Advances (including interest on such Servicing Advances at the Advance Interest Rate) pursuant to Section 3.03(b)(iv) of the Primary Servicing Agreements in accordance with clauses (i)–(iii) above. For the avoidance of doubt, no proceeds, collections or recoveries on a Serviced Asset will be applied to reimburse Servicing Advances on any asset other than such Serviced Asset until all Servicing Advances on such Serviced Asset have been reimbursed in full.

(b) Cure Advances. On or after the Effective Date, if any Senior Advancing Party or its Affiliates receives any repayment or reimbursement of "Cure Advances" under the CDO Indentures, including, but not limited to, amounts received from collections, recoveries, income, proceeds, judgments, sales or operating income, such amounts shall be distributed in the following order of priority:

(i) first, to the extent not previously reimbursed, to CWCI in its capacity as the Collateral Manager, the aggregate amount of any Cure Advances due and payable to CWCI in accordance with the applicable Priority of Payments, until all such outstanding Cure Advances (including any previously due but unpaid amounts and any Nonrecoverable Cure Advances and applicable interest payable thereon) have been paid in full to CWCI; and

(ii) second, to the extent not previously reimbursed, to GKKM under the CDO Indentures, the aggregate amount of any Cure Advances due and payable to GKKM in accordance with the applicable Priority of Payments, until all such outstanding Cure Advances (including any previously due but unpaid amounts and any Nonrecoverable Cure Advances and applicable interest payable thereon) have been paid in full to GKKM;

provided, however, that any proceeds, collections or recoveries related to a particular Collateral Debt Security available to reimburse the related Nonrecoverable Cure Advances (including any applicable interest thereon) pursuant to the applicable CDO Indenture (including the applicable Priority of Payments) will be allocated to reimburse CWCI and GKKM with respect to such Nonrecoverable Cure Advances (including any applicable interest thereon) in accordance with clauses (i)–(ii) above on an asset-by-asset basis, first, and then, once such proceeds, collections and recoveries have been fully distributed in the order set forth in such clauses, all remaining proceeds, collections and recoveries will be allocated to reimburse CWCI and GKKM with respect to Cure Advances (including any applicable interest thereon) pursuant to the applicable CDO Indenture (including the applicable Priority of Payments) in accordance with clauses (i)–(ii) above. For the avoidance of doubt, no proceeds, collections or recoveries on a Collateral Debt Security will be applied to reimburse Cure Advances on any asset other than such Collateral Debt Security until all Cure Advances on such Collateral Debt Security have been reimbursed in full.

(c) Interest Advances. On or after the Effective Date, if any Senior Advancing Party or its Affiliates receives any repayment or reimbursement of "Interest Advances" under the CDO Indentures and any payment of Advancing Agent Fee (as defined in the CDO Indentures), including, but not limited to, amounts received from collections, recoveries, income, proceeds, judgments, sales or operating income, such amounts shall be distributed in the following order of priority:

(i) first, to the extent not previously reimbursed or paid, to CWCI in its capacity as the advancing agent, the aggregate amount of any Interest Advances and Advancing Agent Fee due and payable to CWCI, in each case in accordance with the applicable CDO Indenture (including the applicable Priority of Payment), until all such outstanding Interest Advances and Advancing Agent Fee (including any previously due but unpaid amounts and any Nonrecoverable Advances and applicable interest payable thereon) have been paid in full to CWCI; and

(ii) second, to the extent not previously reimbursed or paid, to GKKL under the CDO Indentures, the aggregate amount of any Interest Advances and Advancing Agent Fee due and payable to GKKL, in each case in accordance with the applicable CDO Indenture (including the applicable Priority of Payment), until all such outstanding Interest Advances and Advancing Agent Fee (including any previously due but unpaid amounts and any Nonrecoverable Advances and applicable interest payable thereon) have been paid in full to GKKL.

(d) Subject to the applicable payment priorities set forth in Sections 3(a), 3(b) and 3(c) and to actual receipt by the applicable Senior Advancing Party, if any, any amounts reimbursable to a Subordinated Gramercy Party shall be paid over to such Subordinated Gramercy Party as soon as reasonably possible after such receipt by the applicable Senior Advancing Party, if any, pursuant to the terms of the Primary Servicing Agreement, the CWCAM Special Servicing Agreement or the CDO Indentures, as applicable.

(e) On or after the Effective Date, if any Subordinated Gramercy Party or its Affiliates receives any repayment or reimbursement of (i) "Servicing Advances" (including any Nonrecoverable Advances and any applicable interest thereon) under the GLS Sub-Special Servicing Agreement or the Situs Special Servicing Agreement, (ii) "Cure Advances" (including any Nonrecoverable Cure Advances and any applicable interest thereon) under the CDO Indentures, or (iii) "Interest Advances" (including any Advancing Agent Fee, Nonrecoverable Advances (as defined in the CDO Indentures) and any applicable interest thereon) under the CDO Indentures, such party shall receive and hold the same in trust, as trustee, for the benefit of the applicable Senior Advancing Party or Senior Advancing Parties and shall promptly pay over and deliver, or shall cause to be promptly paid-over and delivered, all such amounts directly to the applicable Senior Advancing Party in accordance with Sections 3(a), 3(b) and 3(c), in all cases unconditionally, without reduction, set-off or any other limitation, to a bank account designated in writing by the applicable Senior Advancing Party, it being understood and agreed that the Subordinated Gramercy Party shall have no interest in or right to any such amounts other than as provided in this Agreement. The Subordinated Gramercy Parties agree not to initiate or prosecute any claim, action or other proceeding challenging the enforceability of any of the Senior Advancing Parties' claims hereunder.

(f) On or after the Effective Date and subject to the applicable payment priorities set forth in Sections 3(a), 3(b) and 3(c), the applicable Senior Advancing Party will hold any repayment or reimbursement of:

(i) "Servicing Advances" (including any Nonrecoverable Advances and any applicable interest thereon) relating to the Subordinated Servicing Advances received under the CWCAM Special Servicing Agreement (but only to the extent the Senior Advancing Parties are not entitled to such repayments and reimbursements under the payment priorities set forth in Section 3(a)), in trust, as trustee, for the benefit of each Subordinated Gramercy Party, subject to Section 3(a) and the terms hereof;

(ii) "Cure Advances" (including any Nonrecoverable Cure Advances and any applicable interest thereon) relating to the Subordinated Cure Advance Amounts received under the CDO Indentures (but only to the extent CWCI is not entitled to such repayments and reimbursements under the payment priorities set forth in Section 3(b)), in trust, as trustee, for the benefit of GKKM, subject to Section 3(b) and the terms hereof; and

(iii) "Interest Advances" (including any Advancing Agent Fee, Nonrecoverable Advances (as defined in the CDO Indentures) and any applicable interest thereon) relating to the Subordinated Interest Advance Amounts received under the CDO Indentures (but only to the extent CWCI is not entitled to such repayments and reimbursements under the payment priorities set forth in Section 3(c)), in trust, as trustee, for the benefit of GKKL, subject to Section 3(c) and the terms hereof;

and, in each case, to the extent required hereunder, shall promptly pay over and deliver, or shall cause to be promptly paid-over and delivered, all such amounts, directly to the applicable Subordinated Gramercy Parties in all cases unconditionally, without reduction, set-off or any other limitation, to a bank account designated in writing by the Subordinated Gramercy Parties, it being understood and agreed that the Senior Advancing Parties shall have no interest in or right to any such amounts other than as provided in this Agreement. The Senior Advancing Parties agree not to initiate or prosecute any claim, action or other proceeding challenging the enforceability of any of the Subordinated Gramercy Parties’ claims hereunder.

Section 4.         Reports. (a) Absent manifest error and taking into account any subsequent revisions to the Remittance Reports produced pursuant to the CWCAM Special Servicing Agreement or the Situs Special Servicing Agreement, each Subordinated Gramercy Party agrees and acknowledges that all reimbursements of the Subordinated Servicing Advances calculated based on the accounting of expenses and Servicing Advances set forth in the Remittance Reports shall be conclusive. To the extent permitted by the Primary Servicing Agreements and the CWCAM Special Servicing Agreement and upon reasonable request by any Subordinated Gramercy Party, the Senior Advancing Parties agree to provide such requesting party with a copy of such Remittance Reports or other reports received by the Senior Advancing Parties under the CWCAM Special Servicing Agreement which are reasonably necessary to enable the Subordinated Gramercy Parties to ascertain recoveries of Servicing Advances with respect to Serviced Assets from collections thereon.

(b) Absent manifest error and taking into account any subsequent revisions to the Monthly Reports and the Note Valuation Reports produced pursuant to the CDO Indentures, each Subordinated Gramercy Party agrees and acknowledges that all reimbursements of the Subordinated Cure Advance Amounts and the Subordinated Interest Advance Amounts calculated based on such reports shall be conclusive.

Section 5.         Representations and Warranties. Each party hereto represents and warrants to each other party hereto that this Agreement has been duly and validly executed and delivered by such Person and constitutes its legal, valid and binding obligation, enforceable against such Person in accordance with its terms. Each Subordinated Gramercy Party represents and warrants to each Senior Advancing Party that the statements contained in the Schedules to this Agreement with respect to the Subordinated Advances are true and correct in all material respects.

Section 6.         Miscellaneous.

(a) This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

(b) This Agreement shall be binding upon each of the undersigned and upon each of the undersigned’s respective heirs, legal representatives, successors and assigns.

(c) No delay on the part of any Senior Advancing Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any Senior Advancing Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon any Senior Advancing Party except as expressly set forth in writing duly signed and delivered on behalf of such Senior Advancing Party.

(d) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. The terms defined in this Agreement include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender. All notices, demands, instructions and other communications required or permitted to be given to or made upon any person or entity relating to this Agreement shall be made in accordance with the provisions of Section 6(h).

(e) This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof. The parties hereto agree that this Agreement is subject to the provisions of the CDO Indentures, the Primary Servicing Agreements and the CWCAM Special Servicing Agreement and is not intended to, and does not, expand, limit, alter or modify the rights and obligations of the parties thereunder. The parties agree that the provisions of Section 2 or 3 of this Agreement are not inconsistent with the CDO Indentures, the Primary Servicing Agreements and the CWCAM Special Servicing Agreement.

(f) This Agreement is made and entered into for the sole protection and legal benefit of the parties hereto and their respective successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement, provided that the Facility Provider shall be a third party beneficiary of the Senior Advancing Parties' respective rights hereunder.

(g) Upon reasonable request by any of the Parties, the other Party shall, at any time and from time to time, execute and deliver any such further instruments and documents, and take such further actions, as may reasonably be requested by such other party to effectuate the benefits to such Party hereunder.

(h) All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or overnight courier service and shall be deemed given when so delivered by hand or facsimile, or if mailed, three days after mailing (one Business Day in the case of express mail or overnight courier service), as follows:

(i) if to CWCI:

CWCapital Investments LLC
7501 Wisconsin Avenue, Suite 500
Bethesda, Maryland 20814
Attention: Charles Spetka
Facsimile: (646) 253-8849

(ii) if to CWCAM:

CWCapital Asset Management LLC
7501 Wisconsin Avenue, Suite 500 West
Bethesda, Maryland 20814
Attention: Brian Hanson, Managing Director
Facsimile: (212) 715-9699

(iii) if to GKKM , GKKL and GLS:

c/o Gramercy Capital Corp.
420 Lexington Avenue, 18th Floor
New York, NY 10170
Attention: Michael Kavourias and Edward J. Matey Jr.
Facsimile: (646) 428-0761

(h) EACH PARTY HERETO CONSENTS TO JURISDICTION IN THE STATE OF NEW YORK AND VENUE IN ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY, STATE OF NEW YORK FOR SUCH PURPOSES AND WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND ANY OBJECTION THAT SAID COUNTY IS NOT CONVENIENT. EACH PARTY HERETO WAIVES ANY RIGHTS TO COMMENCE ANY ACTION IN ANY JURISDICTION EXCEPT THE AFORESAID COUNTY AND STATE. EACH PARTY HERETO HEREBY EACH EXPRESSLY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY WITH RESPECT TO ANY MATTER WHATSOEVER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

GKK MANAGER LLC

By:
Name:
Title:

GRAMERCY LOAN SERVICES LLC

By:
Name:
Title:

GKK LIQUIDITY LLC

By:
Name:
Title:

CWCAPITAL INVESTMENTS LLC

By:
Name:
Title:

CWCAPITAL ASSETS MANAGEMENT LLC

By:
Name:
Title:

Schedule I

Outstanding GKKM Special Servicing Advance Amount

Schedule II

Outstanding GLS Servicing Advance Amount

Schedule III

Subordinated Interest Advance Amounts

Schedule IV

Subordinated Cure Advance Amounts

Exhibit M

Form of Supplemental Indenture

SECOND SUPPLEMENTAL INDENTURE dated as of [●], 2013 (this “Supplemental Indenture”) among GRAMERCY REAL ESTATE CDO 2005-1, LTD., a Cayman Islands exempted company with limited liability (together with its permitted successors and assigns, the “Issuer”), GRAMERCY REAL ESTATE CDO 2005-1 LLC, a limited liability company formed under the laws of Delaware (together with its permitted successors and assigns, the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee, paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar under the Current Indenture referred to below (together with its permitted successors and assigns in the trusts under the Current Indenture, the “Trustee”), and CWCAPITAL INVESTMENTS LLC, a Massachusetts limited liability company, as successor advancing agent to GKK Liquidity LLC (together with its permitted successors and assigns in the trusts under the Current Indenture, the “Advancing Agent”), to the Indenture dated as of July 14, 2005 among the Issuer, the Co-Issuer, the Trustee and GKK Liquidity LLC, as the advancing agent as previously supplemented by the First Supplemental Indenture dated as of August 14, 2007 to the Indenture among the Co-Issuers, the Trustee and the Advancing Agent (as so previously supplemented, the “Current Indenture”). For all purposes of this Supplemental Indenture, all capitalized terms used herein without definition shall have the respective meanings set forth or referred to in the Current Indenture. Except as otherwise specified herein, each reference herein to a “Section” is to such Section of the Current Indenture.

RECITALS

The Co-Issuers, the Trustee and the Advancing Agent are parties to the Current Indenture.

Pursuant to the first paragraph of Section 8.2, except with respect to certain enumerated modifications, with the written consent of (a) the Holders of not less than a Majority in Aggregate Outstanding Amount (excluding any Notes owned by the Collateral Manager or any of its Affiliates, or by any accounts managed by them) of the Notes of each class materially and adversely affected thereby and all of the Holders of Preferred Shares if materially and adversely affected thereby by Act of said Securityholders delivered to the Trustee and the Co-Issuers and (b) the consent of each Hedge Counterparty that is materially and adversely affected thereby, the Trustee and the Co-Issuers may enter into one or more indentures supplemental to the Current Indenture to add any provisions to, or change in any manner or eliminate any of the provisions of, the Current Indenture or modify in any manner the rights of the Holders of the Notes of such Class or the Preferred Shares, as the case may be, under the Current Indenture.

Pursuant to Section 8.2, if any Class of Notes is Outstanding and rated by a Rating Agency, the Trustee shall not enter into any supplemental indenture if, as a result of such supplemental indenture, such Rating Agency would cause the rating of any such Notes to be immediately reduced or withdrawn. At the cost of the Issuer, for so long as any Class of Notes shall remain Outstanding and is rated by a Rating Agency, the Trustee shall provide to such Rating Agency a copy of any proposed supplemental indenture at least 15 days prior to the execution thereof by the Trustee, and, for so long as such Notes are Outstanding and so rated, request written confirmation that such Rating Agency will not, as a result of such supplemental indenture, cause the rating of any such Class of Notes to be reduced or withdrawn.

The Co-Issuers wish to enter into this Supplemental Indenture in order to permit the Issuer to have one or more special purpose subsidiaries solely for the purpose of holding title to any property obtained in connection with any foreclosure or other similar proceeding on, or any transfer in lieu thereof of, any property securing any Collateral Debt Security, or by transfer of any property held by any Person on behalf of the Issuer which previously secured any Collateral Debt Security whether or not then outstanding.

In connection with this Supplemental Indenture, the following events have occurred:

(i)	In connection with the first paragraph of Section 8.2, the Trustee has given fifteen (15) Business Days’ notice of this Supplemental Indenture (along with a description of the substance of such supplement provided by GKK Manager LLC in its capacity as the prior collateral manager (“GKKM”)) to the Holders of each Class of Notes, the Holders of the Preferred Shares and each Hedge Counterparty and the Trustee has not received notice by the Holders of a Majority in Aggregate Outstanding Amount (excluding any Notes owned by the Collateral Manager or any of its Affiliates, or by any accounts managed by them) of the Notes of any Class or the Holders of Preferred Shares that such Holders would be materially and adversely affected by this Supplemental Indenture.

(ii)	In connection with the third paragraph of Section 8.2, the Trustee, at the cost of the Issuer and prior to the execution of this Supplemental Indenture, has provided to each of the Rating Agencies a copy of this Supplemental Indenture in proposed form. In connection with the execution of this Supplemental Indenture, one or more of the Rating Agencies have consented to, accepted or otherwise agreed to a shorter notice period.

(iii)	As required by Section 8.2, the Trustee has received confirmation in writing from each of S&P, Moody’s and Fitch that the current ratings on the Notes will not be immediately reduced, qualified or withdrawn as a result of this Supplemental Indenture and, as a result, the Rating Agency Condition and the condition of Section 8.2 with respect to S&P, Moody’s and Fitch has been satisfied with respect to this Supplemental Indenture.

(iv)	As provided in Section 8.3, the Collateral Manager has received written notice of this Supplemental Indenture prior to the execution and delivery of this Supplemental Indenture, and has consented to, accepted or otherwise agreed to a shorter notice period. In connection with Section 8.3, the Trustee and the Issuer have received the written consent of the Collateral Manager to this Supplemental Indenture.

(v)	Pursuant to Section 8.3, the Trustee has received an Opinion of Counsel of Clifford Chance US LLP regarding this Supplemental Indenture, which Opinion of Counsel is subject to the assumptions, limitations, qualifications and exceptions set forth therein.

(vi)	The Trustee has received an Opinion of Counsel from a nationally recognized U.S. tax counsel experienced in such matters, to the effect that this Supplemental Indenture will not cause the Issuer to fail to be treated as a qualified REIT subsidiary (within the meaning of Section 856(i)(2) of the Code) or otherwise be treated as a foreign corporation subject to U.S. federal income tax on a net income tax basis, which Opinion of Counsel is subject to the assumptions, limitations, qualifications and exceptions set forth therein.

Accordingly, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments. The Current Indenture is hereby amended as follows:

(a)          The Granting Clauses is amended to add a new clause (f) which shall read “equity interests in any Permitted REO Subsidiary”.

(b)          The Granting Clauses is amended to change current clauses (f) and (g), and references thereto, to clauses (g) and (h), respectively.

(c)          The Granting Clauses is amended to change the reference from clauses “(a)-(f)” to clauses “(a)-(g)” and the reference from clauses “(a)-(g)” to clauses “(a)-(h)”.

(d)          Section 1.1 is amended to add the following three new definitions:

“Permitted REO Equity Interest”: Equity interests in any Permitted REO Subsidiary.

“Permitted REO Subsidiary”:  A wholly-owned subsidiary of the Issuer, generally formed for the purpose of holding and operating REO Property and for any other necessary or desirable activities in connection therewith.

“REO Property”: With respect to any Loan (including without limitation, any Mezzanine Loan), any and all right, title or interest in any assets acquired through foreclosure, acceptance of a deed-in-lieu of foreclosure, bankruptcy or similar insolvency proceeding or otherwise in accordance with applicable law or by enforcement of any guarantees related to such Loan, in each case in connection with the default or imminent default of such Loan (or the underlying commercial mortgage loan or mezzanine loan), including without limitation, real property and improvements thereon, personal property included therein or incidental thereto or equity, partnership, membership or beneficial ownership interests in the related borrower or other Person constituting collateral for such Loan.

(e)          The definition of “Company Administrative Expenses” in Section 1.1 is hereby amended by adding the following immediately after “and any amounts due in respect of the listing of any Notes on the Irish Stock Exchange” in clause (xii) of such definition:

“and any fees, costs and expenses of, or relating to, a Permitted REO Subsidiary (including relating to the acquisition, transfer or disposition of a Permitted REO Equity Interest)”.

(f)          Section 7.4(c)(ii) is amended to read as follows: “the Issuer shall not have any subsidiaries other than Permitted REO Subsidiaries, and”.

(g)          Section 1.1 is amended by replacing the definition of “Specified Type” with the following definition:

“Specified Type”: Each of a Loan, CMBS Security, CRE CDO Security, REIT Debt Security, Preferred Equity Security and any Permitted REO Equity Interest.

(h)          New Section 7.19 is inserted after the end of Section 7.18 to read in full as follows:

Section 7.19.     Permitted REO Subsidiaries.

(a)          The Issuer has entered into or will enter into certain limited liability company agreements and limited partnership agreements attached hereto as Exhibit A pursuant to certain assignment and assumption or transfer agreements on or about the date hereof in connection with the acquisition of the Permitted REO Subsidiaries identified on Schedule A hereto.  The Issuer may from time to time, as directed by the Collateral Manager, form one or more Permitted REO Subsidiaries by entering into one or more limited liability company agreements or limited partnership agreements subject to the following criteria and requirements:

(1) the Issuer shall only form a Permitted REO Subsidiary for the purpose of holding, operating, realizing and/or disposing of any REO Property in connection with a foreclosure, workout or restructuring and for any other necessary or desirable activities in connection therewith;

(2) as long as any Notes are Outstanding, the Issuer shall not sell, transfer, or otherwise dispose of its interests in any Permitted REO Subsidiary unless the assets constituting any REO Property (or the proceeds thereof) in such Permitted REO Subsidiary have been distributed to the Issuer or have been sold, transferred or otherwise disposed of;

(3) as long as a Permitted REO Subsidiary has not ceased to be owned by the Issuer in accordance with clause (2) above, the Issuer shall adhere to such procedures as are specified in such Permitted REO Subsidiary's organizational documents for maintaining its existence;

(4) in the event that a Permitted REO Subsidiary owns any asset upon the Stated Maturity or other latest permitted maturity under this Indenture of any Notes, the Issuer shall dissolve such Permitted REO Subsidiary and liquidate its assets in accordance with the applicable terms of the Permitted REO Subsidiary's organizational documents at the direction of the Collateral Manager and promptly deliver the proceeds thereof to the Trustee for deposit into the Payment Account and distribution in accordance with Section 11.1;

(5) each Permitted REO Subsidiary shall agree to be subject to and bound by each obligation or covenant of the Issuer under any Transaction Document to which the Issuer is a party or by which the Issuer is bound with the same effect as if such Permitted REO Subsidiary had been named as the Issuer thereunder;

(6) each Permitted REO Subsidiary shall agree not to cause the Issuer to default in the performance of, or breach, any covenant, representation or warranty of the Issuer under any Transaction Document to which the Issuer is a party or by which the Issuer is bound;

(7) each Permitted REO Subsidiary shall grant all right, title and interest in, to and under any REO Property held by the related Permitted REO Subsidiary to the Trustee, for the benefit and security of the Secured Parties;

(8) subject to applicable law, the organizational documents for each Permitted REO Subsidiary shall require the related Permitted REO Subsidiary to promptly distribute 100% of any distributions on, and proceeds of, any REO Property held by such Permitted REO Subsidiary, net of any taxes, fees or assessments, to the Issuer as holder of the equity interest in such Permitted REO Subsidiary; and

(9) the organizational documents for each Permitted REO Subsidiary shall require that the related Permitted REO Subsidiary have, at all times, at least one independent director duly appointed to, and serving on, its board of directors or have a special member whose vote will be required on specified separateness matters.

(b)          With respect to any REO Property held by a Permitted REO Subsidiary for reporting purposes by the Trustee for characterization of proceeds as either Interest Proceeds or Principal Proceeds and for purposes of the Collateral Quality Tests or Par Value Coverage Tests, the Issuer will be deemed to directly own any REO Property held by a Permitted REO Subsidiary rather than the related Permitted REO Equity Interest; provided that, for the avoidance of doubt, any distributions of Cash by the Permitted REO Subsidiary to the Issuer shall be categorized as either Interest Proceeds or Principal Proceeds in accordance with the provisions of this Indenture governing Cash received by the Issuer in respect of a Defaulted Security. With respect to any Permitted REO Subsidiary, the parties hereto agree that any reports prepared by the Trustee with respect to any Permitted REO Equity Interest shall refer to any related REO Property held by such Permitted REO Subsidiary instead of the related Permitted REO Equity Interests.

(c)          The Issuer shall not, without the affirmative vote or written consent of 100% of its directors, exercise any voting rights with respect to any Permitted REO Equity Interests seeking (i) any institution of any action to have such Permitted REO Subsidiary adjudicated as bankrupt or insolvent, any consent to the institution of bankruptcy or insolvency proceedings against it, any request or consent to the entry of any order for relief or the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official for it or for any substantial part of its property, any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, any making of any general assignment for the benefit of creditors, or any admission in writing that it is unable to pay its debts generally as they become due or (ii) to take any corporate action in furtherance of any action set forth in this Section 7.19. Each of the Co-Issuer and the Trustee agrees that it shall not seek, or join in, the institution of any action or proceeding to have a Permitted REO Subsidiary adjudicated as bankrupt or insolvent.

(d)          Upon each future formation of a Permitted REO Subsidiary, prompt written notice thereof shall be provided by the Issuer to each Rating Agency.

SECTION 2. Effective Date. The effective date of this Supplemental Indenture shall be the date first written above.

SECTION 3. Reference to “Indenture”; Effect of this Supplemental Indenture. Pursuant to Section 8.4, upon the effectiveness of this Supplemental Indenture, the Current Indenture shall be modified in accordance with this Supplemental Indenture, and this Supplemental Indenture shall form a part of the Current Indenture for all purposes; and every Holder of Securities theretofore and thereafter authenticated and delivered under the Current Indenture and each Hedge Counterparty shall be bound thereby. All references in the Indenture and the Securities to the “Indenture” (including correlative references such as “hereof”) shall be deemed to refer to the Current Indenture as supplemented and amended by this Supplemental Indenture. Except as otherwise specified in this Supplemental Indenture, the Current Indenture shall remain in all respects unchanged and in full force and effect.

SECTION 4. Counterparts. This Supplemental Indenture may be executed by the parties hereto in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 5. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

SECTION 6. Execution, Delivery and Validity. Each of the Issuer, the Co-Issuer and the Advancing Agent represents and warrants to the Trustee that this Supplemental Indenture has been duly and validly executed and delivered by such Person and constitutes its legal, valid and binding obligation, enforceable against such Person in accordance with its terms. The Trustee accepts the amendment to the Current Indenture as set forth in this Supplemental Indenture and agrees to perform the duties of the Trustee upon the terms and conditions set forth herein and in the Current Indenture set forth therein. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Co-Issuers. In entering into the Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of this Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee, including but not limited to the provisions of Sections 6.1 and 6.3.

SECTION 7. Successors and Assigns. All covenants and agreements in this Supplemental Indenture by the Issuer and Co-Issuer shall bind their respective successors and assigns, whether so expressed or not.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be executed as of the date first written above.

Executed as a Deed

GRAMERCY REAL ESTATE CDO 2005-1, LTD., as Issuer

By:
Name:
Title:

In the presence of:

Witness:

Name:
Occupation:
Title:

GRAMERCY REAL ESTATE CDO 2005-1 LLC, as Co-Issuer

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

CWCAPITAL INVESTMENTS LLC,
as Advancing Agent

By:
Name:
Title:

Exhibit A

Limited Liability Company Agreements and Limited Partnership Agreements

- Exh. A -

Schedule A

Permitted REO Subsidiaries

[To come]

- Sch. A -

FOURTH SUPPLEMENTAL INDENTURE dated as of [●], 2013 (this “Supplemental Indenture”) among GRAMERCY REAL ESTATE CDO 2006-1, LTD., a Cayman Islands exempted company with limited liability (together with its permitted successors and assigns, the “Issuer”), GRAMERCY REAL ESTATE CDO 2006-1 LLC, a limited liability company formed under the laws of Delaware (together with its permitted successors and assigns, the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee, paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar under the Current Indenture referred to below (together with its permitted successors and assigns in the trusts under the Current Indenture, the “Trustee”), and CWCAPITAL INVESTMENTS LLC, a Massachusetts limited liability company, as successor advancing agent to GKK Liquidity LLC (together with its permitted successors and assigns in the trusts under the Current Indenture, the “Advancing Agent”), to the Indenture dated as of August 24, 2006 among the Issuer, the Co-Issuer, the Trustee and GKK Liquidity LLC, as the advancing agent, as previously supplemented by the First Supplemental Indenture dated as of September 26, 2007 and by the Second Supplemental Indenture dated as of August 5, 2008, in each case among the Co-Issuers, the Trustee and the Advancing Agent, and by the Indenture Amendment dated as of October 28, 2010, among the Co-Issuers and the Collateral Manager and acknowledged by the Trustee (as so previously supplemented, the “Current Indenture”). For all purposes of this Supplemental Indenture, all capitalized terms used herein without definition shall have the respective meanings set forth or referred to in the Current Indenture. Except as otherwise specified herein, each reference herein to a “Section” is to such Section of the Current Indenture.

RECITALS

The Co-Issuers, the Trustee and the Advancing Agent are parties to the Current Indenture.

Pursuant to the first paragraph of Section 8.2, except with respect to certain enumerated modifications, with the written consent of (a) the Holders of not less than a Majority in Aggregate Outstanding Amount (excluding any Notes owned by the Collateral Manager or any of its Affiliates, or by any accounts managed by them) of the Notes of each class materially and adversely affected thereby and all of the Holders of Preferred Shares if materially and adversely affected thereby by Act of said Securityholders delivered to the Trustee and the Co-Issuers and (b) the consent of each Hedge Counterparty that is materially and adversely affected thereby, and subject to satisfaction of the Rating Agency Condition, the Trustee and the Co-Issuers may enter into one or more indentures supplemental to the Current Indenture to add any provisions to, or change in any manner or eliminate any of the provisions of, the Current Indenture or modify in any manner the rights of the Holders of the Notes of such Class or the Preferred Shares, as the case may be, under the Current Indenture.

Pursuant to Section 8.2, if any Class of Notes is Outstanding and rated by a Rating Agency, the Trustee shall not enter into any supplemental indenture if, as a result of such supplemental indenture, such Rating Agency would cause the rating of any such Notes to be immediately reduced or withdrawn. At the cost of the Issuer, for so long as any Class of Notes shall remain Outstanding and is rated by a Rating Agency, the Trustee shall provide to such Rating Agency a copy of any proposed supplemental indenture at least fifteen (15) days prior to the execution thereof by the Trustee, and, for so long as such Notes are Outstanding and so rated, request written confirmation that such Rating Agency will not, as a result of such supplemental indenture, cause the rating of any such Class of Notes to be reduced or withdrawn.

Pursuant to Section 8.6, notwithstanding anything in Article 8 to the contrary, so long as the Class A-1 Notes are the Controlling Class, the Issuer, the Co-Issuer and the Trustee shall not enter into any supplemental indenture without obtaining the consent of the Holders of a Majority of the Class A-1 Notes (such consent not to be unreasonably withheld); provided that, if the Holders of the Class A-1 Notes do not object to such supplemental indenture within seven (7) days after notice is given, such Holders shall be deemed to have consented to such supplemental indenture.

The Co-Issuers wish to enter into this Supplemental Indenture in order to permit the Issuer to have one or more special purpose subsidiaries solely for the purpose of holding title to any property obtained in connection with any foreclosure or other similar proceeding on, or any transfer in lieu thereof of, any property securing any Collateral Debt Security, or by transfer of any property held by any Person on behalf of the Issuer which previously secured any Collateral Debt Security whether or not then outstanding.

In connection with this Supplemental Indenture, the following events have occurred:

(i)	In connection with the first paragraph of Section 8.2, the Trustee has given fifteen (15) Business Days’ notice of this Supplemental Indenture (along with a description of the substance of such supplement provided by GKK Manager LLC in its capacity as the prior collateral manager (“GKKM”)) to the Holders of each Class of Notes, the Holders of the Preferred Shares and each Hedge Counterparty and the Trustee has not received notice by the Holders of a Majority in Aggregate Outstanding Amount (excluding any Notes owned by the Collateral Manager or any of its Affiliates, or by an accounts managed by them) of the Notes of any Class or the Holders of Preferred Shares that such Class of Notes or the Preferred Shares would be materially and adversely affected by this Supplemental Indenture.

(ii)	In connection with the third paragraph of Section 8.2, the Trustee, at the cost of the Issuer and prior to the execution of this Supplemental Indenture, has provided to each of the Rating Agencies a copy of this Supplemental Indenture in proposed form. In connection with the execution of this Supplemental Indenture, one or more of the Rating Agencies have consented to, accepted or otherwise agreed to a shorter notice period.

(iii)	As required by Section 8.2, the Trustee has received confirmation in writing from each of S&P and Moody’s that the current ratings on the Notes will not be immediately reduced, qualified or withdrawn as a result of this Supplemental Indenture and, as a result, the Rating Agency Condition and the condition of Section 8.2 with respect to S&P and Moody’s has been satisfied with respect to this Supplemental Indenture.

(iv)	As provided in Section 8.3, the Collateral Manager has received written notice of this Supplemental Indenture prior to the execution and delivery of this Supplemental Indenture and has consented to, accepted or otherwise agreed to a shorter notice period. In connection with Section 8.3, the Trustee and the Issuer have received the written consent of the Collateral Manager to this Supplemental Indenture.

(v)	Pursuant to Section 8.3, the Trustee has received an Opinion of Counsel of Clifford Chance US LLP regarding this Supplemental Indenture, which Opinion of Counsel is subject to the assumptions, limitations, qualifications and exceptions set forth therein.

(vi)	The Trustee has received an Opinion of Counsel from a nationally recognized U.S. tax counsel experienced in such matters, to the effect that this Supplemental Indenture will not cause the Issuer to fail to be treated as a qualified REIT subsidiary (within the meaning of Section 856(i)(2) of the Code) or otherwise be treated as a foreign corporation subject to U.S. federal income tax on a net income tax basis, which Opinion of Counsel is subject to the assumptions, limitations, qualifications and exceptions set forth therein.

(vii)	In connection with Section 8.6, the Trustee has given seven (7) days’ notice of this Supplemental Indenture (along with a description of the substance of such supplement provided by GKKM) to the Holders of the Class A-1 Notes and the Trustee has either received the written consent of the Holders of a Majority of the Class A-1 Notes, or has not received notice of an objection to this Supplemental Indenture by the Holders of the Class A-1 Notes.

Accordingly, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments. The Current Indenture is hereby amended as follows:

(a)          The Granting Clauses is amended to add a new clause (f) which shall read “equity interests in any Permitted REO Subsidiary”.

(b)          The Granting Clauses is amended to change current clauses (f), (g) and (h), and references thereto, to clauses (g), (h) and (i), respectively.

(c)          The Granting Clauses is amended to change the reference from clauses “(a)-(f)” to clauses “(a)-(h)” and the reference from clauses “(a)-(h)” to clauses “(a)-(i)”.

(d)          Section 1.1 is amended to add the following three new definitions:

“Permitted REO Equity Interest”: Equity interests in any Permitted REO Subsidiary.

“Permitted REO Subsidiary”:  A wholly-owned subsidiary of the Issuer, generally formed for the purpose of holding and operating REO Property and for any other necessary or desirable activities in connection therewith.

“REO Property”: With respect to any Loan (including without limitation, any Mezzanine Loan), any and all right, title or interest in any assets acquired through foreclosure, acceptance of a deed-in-lieu of foreclosure, bankruptcy or similar insolvency proceeding or otherwise in accordance with applicable law or by enforcement of any guarantees related to such Loan, in each case in connection with the default or imminent default of such Loan (or the underlying commercial mortgage loan or mezzanine loan), including without limitation, real property and improvements thereon, personal property included therein or incidental thereto or equity, partnership, membership or beneficial ownership interests in the related borrower or other Person constituting collateral for such Loan.

(e)          The definition of “Company Administrative Expenses” in Section 1.1 is hereby amended by adding the following immediately after “and any amounts due in respect of the listing of any Notes on the Irish Stock Exchange” in clause (xii) of such definition:

“and any fees, costs and expenses of, or relating to, a Permitted REO Subsidiary (including relating to the acquisition, transfer or disposition of a Permitted REO Equity Interest)”.

(f)          Section 7.4(c)(ii) is amended to read as follows: “the Issuer shall not have any subsidiaries other than Permitted REO Subsidiaries, and”.

(g)          Section 1.1 is amended by replacing the definition of “Specified Type” with the following definition:

“Specified Type”: Each of a Loan, CMBS Security, CRE CDO Security, REIT Debt Security, Preferred Equity Security and any Permitted REO Equity Interest.

(h)          New Section 7.20 is inserted after the end of Section 7.19 to read in full as follows:

Section 7.20.              Permitted REO Subsidiaries.

(a)         The Issuer has entered into or will enter into certain limited liability company agreements and limited partnership agreements attached hereto as Exhibit A pursuant to certain assignment and assumption or transfer agreements on or about the date hereof in connection with the acquisition of the Permitted REO Subsidiaries identified on Schedule A hereto.  The Issuer may from time to time, as directed by the Collateral Manager, form one or more Permitted REO Subsidiaries by entering into one or more limited liability company agreements or limited partnership agreements subject to the following criteria and requirements:

(1) the Issuer shall only form a Permitted REO Subsidiary for the purpose of holding, operating, realizing and/or disposing of any REO Property in connection with a foreclosure, workout or restructuring and for any other necessary or desirable activities in connection therewith;

(2)         as long as any Notes are Outstanding, the Issuer shall not sell, transfer, or otherwise dispose of its interests in any Permitted REO Subsidiary unless the assets constituting any REO Property (or the proceeds thereof) in such Permitted REO Subsidiary have been distributed to the Issuer or have been sold, transferred or otherwise disposed of;

(3)         as long as a Permitted REO Subsidiary has not ceased to be owned by the Issuer in accordance with clause (2) above, the Issuer shall adhere to such procedures as are specified in such Permitted REO Subsidiary's organizational documents for maintaining its existence;

(4)         in the event that a Permitted REO Subsidiary owns any asset upon the Stated Maturity or other latest permitted maturity under this Indenture of any Notes, the Issuer shall dissolve such Permitted REO Subsidiary and liquidate its assets in accordance with the applicable terms of the Permitted REO Subsidiary's organizational documents at the direction of the Collateral Manager and promptly deliver the proceeds thereof to the Trustee for deposit into the Payment Account and distribution in accordance with Section 11.1;

(5) each Permitted REO Subsidiary shall agree to be subject to and bound by each obligation or covenant of the Issuer under any Transaction Document to which the Issuer is a party or by which the Issuer is bound with the same effect as if such Permitted REO Subsidiary had been named as the Issuer thereunder;

(6) each Permitted REO Subsidiary shall agree not to cause the Issuer to default in the performance of, or breach, any covenant, representation or warranty of the Issuer under any Transaction Document to which the Issuer is a party or by which the Issuer is bound;

(7) each Permitted REO Subsidiary shall grant all right, title and interest in, to and under any REO Property held by the related Permitted REO Subsidiary to the Trustee, for the benefit and security of the Secured Parties;

(8) subject to applicable law, the organizational documents for each Permitted REO Subsidiary shall require the related Permitted REO Subsidiary to promptly distribute 100% of any distributions on, and proceeds of, any REO Property held by such Permitted REO Subsidiary, net of any taxes, fees or assessments, to the Issuer as holder of the equity interest in such Permitted REO Subsidiary; and

(9) the organizational documents for each Permitted REO Subsidiary shall require that the related Permitted REO Subsidiary have, at all times, at least one independent director duly appointed to, and serving on, its board of directors or have a special member whose vote will be required on specified separateness matters.

(b)          With respect to any REO Property held by a Permitted REO Subsidiary for reporting purposes by the Trustee for characterization of proceeds as either Interest Proceeds or Principal Proceeds and for purposes of the Collateral Quality Tests or Par Value Coverage Tests, the Issuer will be deemed to directly own any REO Property held by a Permitted REO Subsidiary rather than the related Permitted REO Equity Interest; provided that, for the avoidance of doubt, any distributions of Cash by the Permitted REO Subsidiary to the Issuer shall be categorized as either Interest Proceeds or Principal Proceeds in accordance with the provisions of this Indenture governing Cash received by the Issuer in respect of a Defaulted Security. With respect to any Permitted REO Subsidiary, the parties hereto agree that any reports prepared by the Trustee with respect to any Permitted REO Equity Interest shall refer to any related REO Property held by such Permitted REO Subsidiary instead of the related Permitted REO Equity Interests.

(c)          The Issuer shall not, without the affirmative vote or written consent of 100% of its directors, exercise any voting rights with respect to any Permitted REO Equity Interests seeking (i) any institution of any action to have such Permitted REO Subsidiary adjudicated as bankrupt or insolvent, any consent to the institution of bankruptcy or insolvency proceedings against it, any request or consent to the entry of any order for relief or the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official for it or for any substantial part of its property, any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, any making of any general assignment for the benefit of creditors, or any admission in writing that it is unable to pay its debts generally as they become due or (ii) to take any corporate action in furtherance of any action set forth in this Section 7.20. Each of the Co-Issuer and the Trustee agrees that it shall not seek, or join in, the institution of any action or proceeding to have a Permitted REO Subsidiary adjudicated as bankrupt or insolvent.

(d)          Upon each future formation of a Permitted REO Subsidiary, prompt written notice thereof shall be provided by the Issuer to each Rating Agency.

SECTION 2. Effective Date. The effective date of this Supplemental Indenture shall be the date first written above.

SECTION 3. Reference to “Indenture”; Effect of this Supplemental Indenture. Pursuant to Section 8.4, upon the effectiveness of this Supplemental Indenture, the Current Indenture shall be modified in accordance with this Supplemental Indenture, and this Supplemental Indenture shall form a part of the Current Indenture for all purposes; and every Holder of Securities theretofore and thereafter authenticated and delivered under the Current Indenture and each Hedge Counterparty shall be bound thereby. All references in the Indenture and the Securities to the “Indenture” (including correlative references such as “hereof”) shall be deemed to refer to the Current Indenture as supplemented and amended by this Supplemental Indenture. Except as otherwise specified in this Supplemental Indenture, the Current Indenture shall remain in all respects unchanged and in full force and effect.

SECTION 4. Counterparts. This Supplemental Indenture may be executed by the parties hereto in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 5. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

SECTION 6. Execution, Delivery and Validity. Each of the Issuer, the Co-Issuer and the Advancing Agent represents and warrants to the Trustee that this Supplemental Indenture has been duly and validly executed and delivered by such Person and constitutes its legal, valid and binding obligation, enforceable against such Person in accordance with its terms. The Trustee accepts the amendment to the Current Indenture as set forth in this Supplemental Indenture and agrees to perform the duties of the Trustee upon the terms and conditions set forth herein and in the Current Indenture set forth therein. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Co-Issuers. In entering into the Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of this Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee, including but not limited to the provisions of Sections 6.1 and 6.3.

SECTION 7. Successors and Assigns. All covenants and agreements in this Supplemental Indenture by the Issuer and Co-Issuer shall bind their respective successors and assigns, whether so expressed or not.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be executed as of the date first written above.

Executed as a Deed

GRAMERCY REAL ESTATE CDO 2006-1, LTD., as Issuer

By:
Name:
Title:

In the presence of:

Witness:

Name:
Occupation:
Title:

GRAMERCY REAL ESTATE CDO 2006-1 LLC, as Co-Issuer

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

CWCAPITAL INVESTMENTS LLC,
as Advancing Agent

By:
Name:
Title:

Exhibit A

Limited Liability Company Agreements and Limited Partnership Agreements

Schedule A

Permitted REO Subsidiaries

[To come]

FIRST SUPPLEMENTAL INDENTURE dated as of [●], 2013 (this “Supplemental Indenture”) among GRAMERCY REAL ESTATE CDO 2007-1, LTD., a Cayman Islands exempted company with limited liability (together with its permitted successors and assigns, the “Issuer”), GRAMERCY REAL ESTATE CDO 2007-1 LLC, a limited liability company formed under the laws of Delaware (together with its permitted successors and assigns, the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee, paying agent, calculation agent, transfer agent, custodial securities intermediary, backup advancing agent and notes registrar under the Current Indenture referred to below (together with its permitted successors and assigns in the trusts under the Current Indenture, the “Trustee”), and CWCAPITAL INVESTMENTS LLC, a Massachusetts limited liability company, as successor advancing agent to GKK Liquidity LLC (together with its permitted successors and assigns in the trusts under the Current Indenture, the “Advancing Agent”), to the Indenture dated as of August 8, 2007 among the Issuer, the Co-Issuer, the Trustee and GKK Liquidity LLC, as the advancing agent (the “Current Indenture”). For all purposes of this Supplemental Indenture, all capitalized terms used herein without definition shall have the respective meanings set forth or referred to in the Current Indenture. Except as otherwise specified herein, each reference herein to a “Section” is to such Section of the Current Indenture.

RECITALS

The Co-Issuers, the Trustee and the Advancing Agent are parties to the Current Indenture.

Pursuant to the first paragraph of Section 8.2, except with respect to certain enumerated modifications, with the written consent of the Holders of not less than a Majority in Aggregate Outstanding Amount (excluding any Collateral Manager Securities) of the Notes of each class materially and adversely affected thereby, all of the Holders of Preferred Shares if materially and adversely affected thereby and the Controlling Class (but only for so long as the Class A-1 Notes and/or the Class A-2 Notes are the Controlling Class), by Act of said Securityholders delivered to the Trustee and the Co-Issuers and subject to satisfaction of the Rating Agency Condition, the Trustee and the Co-Issuers may enter into one or more indentures supplemental to the Current Indenture to add any provisions to, or change in any manner or eliminate any of the provisions of, the Current Indenture or modify in any manner the rights of the Holders of the Notes of such Class or the Preferred Shares, as the case may be, under the Current Indenture.

Pursuant to Section 8.2, if any Class of Notes is Outstanding and rated by a Rating Agency, the Trustee shall not enter into any supplemental indenture if, as a result of such supplemental indenture, such Rating Agency would cause the rating of any such Notes to be immediately reduced or withdrawn. At the cost of the Issuer, for so long as any Class of Notes shall remain Outstanding and is rated by a Rating Agency, the Trustee shall provide to such Rating Agency a copy of any proposed supplemental indenture at least 15 days prior to the execution thereof by the Trustee, and, for so long as such Notes are Outstanding and so rated, request written confirmation that such Rating Agency will not, as a result of such supplemental indenture, cause the rating of any such Class of Notes to be reduced or withdrawn.

Pursuant to Section 8.6, notwithstanding anything in Article 8 to the contrary, (a) so long as the Class A-1 Notes and/or the Class A-2 Notes or the Class A-2 Note Insurer, as applicable, are the Controlling Class, the Issuer, the Co-Issuer and the Trustee shall not enter into any supplemental indenture without obtaining the consent of the Holders of a Majority of the Controlling Class (such consent not to be unreasonably withheld); provided that, if the Holders of the Controlling Class or the Class A-2 Note Insurer, as applicable, do not object to such supplemental indenture within 15 Business Days after notice is given, such Holders shall be deemed to have consented to such supplemental indenture; and (b) the Issuer shall not enter into any supplemental indenture without the consent of each Hedge Counterparty (such consent not to be unreasonably withheld), and each Hedge Counterparty shall not be bound by any supplemental indenture unless such Hedge Counterparty shall have given its prior written consent or shall have failed to respond within 15 Business Days after the Issuer or the Trustee has provided it with prior written notice thereof.

The Co-Issuers wish to enter into this Supplemental Indenture in order to permit the Issuer to have one or more special purpose subsidiaries solely for the purpose of holding title to any property obtained in connection with any foreclosure or other similar proceeding on, or any transfer in lieu thereof of, any property securing any Collateral Debt Security, or by transfer of any property held by any Person on behalf of the Issuer which previously secured any Collateral Debt Security whether or not then outstanding.

In connection with this Supplemental Indenture, the following events have occurred:

(i)           In connection with the first paragraph of Section 8.2, the Trustee has given fifteen (15) Business Days’ notice of this Supplemental Indenture (along with a description of the substance of such supplement provided by GKK Manager LLC in its capacity as the prior collateral manager (“GKKM”)) to the Holders of each Class of Notes and the Holders of the Preferred Shares and the Trustee has not received notice by the Holders of a Majority in Aggregate Outstanding Amount (excluding any Collateral Manager Securities) of the Notes of any Class or the Holders of Preferred Shares that such Holders would be materially and adversely affected by this Supplemental Indenture.

(ii)          In connection with the third paragraph of Section 8.2, the Trustee, at the cost of the Issuer and prior to the execution of this Supplemental Indenture, has provided to each of the Rating Agencies a copy of this Supplemental Indenture in proposed form.  In connection with the execution of this Supplemental Indenture, one or more of the Rating Agencies have consented to, accepted or otherwise agreed to a shorter notice period.

(iii)         As required by Section 8.2, the Trustee has received confirmation in writing from each of S&P, Moody’s and Fitch that the current ratings on the Notes will not be immediately reduced, qualified or withdrawn as a result of this Supplemental Indenture and, as a result, the Rating Agency Condition and the condition of Section 8.2 with respect to S&P, Moody’s and Fitch has been satisfied with respect to this Supplemental Indenture.

(iv)         As provided in Section 8.3, the Collateral Manager has received written notice of this Supplemental Indenture prior to the execution and delivery of this Supplemental Indenture, and has consented to, accepted or otherwise agreed to a shorter notice period. In connection with Section 8.3, the Trustee and the Issuer have received the written consent of the Collateral Manager to this Supplemental Indenture.

(v)          Pursuant to Section 8.3, the Trustee has received an Opinion of Counsel of Clifford Chance US LLP regarding this Supplemental Indenture, which Opinion of Counsel is subject to the assumptions, limitations, qualifications and exceptions set forth therein.

(vi)         The Trustee has received an Opinion of Counsel from a nationally recognized U.S. tax counsel experienced in such matters, to the effect that this Supplemental Indenture will not cause the Issuer to fail to be treated as a Qualified REIT Subsidiary or otherwise be treated as a foreign corporation subject to U.S. federal income tax on a net income tax basis, which Opinion of Counsel is subject to the assumptions, limitations, qualifications and exceptions set forth therein.

(vii)        In connection with the first paragraph of Section 8.6, the Trustee has given fifteen (15) Business Days’ notice of this Supplemental Indenture (along with a description of the substance of such supplement provided by GKKM) to the Holders of the Controlling Class and the Trustee has either received the written consent of the Holders of a Majority of the Controlling Class, or has not received notice of an objection to this Supplemental Indenture by the Holders of the Controlling Class, including the Class A-2 Note Insurer.

(viii)       In connection with the second paragraph of Section 8.6, the Trustee has given fifteen (15) Business Days’ notice of this Supplemental Indenture (along with a description of the substance of such supplement provided by GKKM) to the Hedge Counterparty and the Trustee has either received the written consent of the Hedge Counterparty, or has not received notice of an objection to this Supplemental Indenture by the Hedge Counterparty.

Accordingly, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments. The Current Indenture is hereby amended as follows:

(a)          The Granting Clauses is amended to add a new clause (f) which shall read “equity interests in any Permitted REO Subsidiary”.

(b)          The Granting Clauses is amended to change current clauses (f) and (g), and references thereto, to clauses (g) and (h), respectively.

(c)          The Granting Clauses is amended to change the reference from clauses “(a)-(f)” to clauses “(a)-(g)” and the reference from clauses “(a)-(g)” to clauses “(a)-(h)”.

(d)          Section 1.1 is amended to add the following three new definitions:

“Permitted REO Equity Interest”: Equity interests in any Permitted REO Subsidiary.

“Permitted REO Subsidiary”:  A wholly-owned subsidiary of the Issuer, generally formed for the purpose of holding and operating REO Property and for any other necessary or desirable activities in connection therewith.

“REO Property”: With respect to any Loan (including without limitation, any Mezzanine Loan), any and all right, title or interest in any assets acquired through foreclosure, acceptance of a deed-in-lieu of foreclosure, bankruptcy or similar insolvency proceeding or otherwise in accordance with applicable law or by enforcement of any guarantees related to such Loan, in each case in connection with the default or imminent default of such Loan (or the underlying commercial mortgage loan or mezzanine loan), including without limitation, real property and improvements thereon, personal property included therein or incidental thereto or equity, partnership, membership or beneficial ownership interests in the related borrower or other Person constituting collateral for such Loan.

(e)          The definition of “Company Administrative Expenses” in Section 1.1 is hereby amended by adding the following immediately after “and any amounts due in respect of the listing of any Notes on the Irish Stock Exchange” in clause (xii) of such definition:

“and any fees, costs and expenses of, or relating to, a Permitted REO Subsidiary (including relating to the acquisition, transfer or disposition of a Permitted REO Equity Interest)”.

(f)          Section 7.4(c)(ii) is amended to read as follows: “the Issuer shall not have any subsidiaries other than Permitted REO Subsidiaries, and”.

(g)          Section 1.1 is amended by replacing the definition of “Specified Type” with the following definition:

“Specified Type”: Each of a Loan, CMBS Security, Preferred Equity Security and any Permitted REO Equity Interest.

(h)          New Section 7.20 is inserted after the end of Section 7.19 to read in full as follows:

Section 7.20.          Permitted REO Subsidiaries.

(a)          The Issuer may from time to time, as directed by the Collateral Manager, form one or more Permitted REO Subsidiaries by entering into one or more limited liability company agreements or limited partnership agreements subject to the following criteria and requirements:

(1)         the Issuer shall only form a Permitted REO Subsidiary for the purpose of holding, operating, realizing and/or disposing of any REO Property in connection with a foreclosure, workout or restructuring and for any other necessary or desirable activities in connection therewith;

(2)         as long as any Notes are Outstanding, the Issuer shall not sell, transfer, or otherwise dispose of its interests in any Permitted REO Subsidiary unless the assets constituting any REO Property (or the proceeds thereof) in such Permitted REO Subsidiary have been distributed to the Issuer or have been sold, transferred or otherwise disposed of;

(3)         as long as a Permitted REO Subsidiary has not ceased to be owned by the Issuer in accordance with clause (2) above, the Issuer shall adhere to such procedures as are specified in such Permitted REO Subsidiary's organizational documents for maintaining its existence;

(4)         in the event that a Permitted REO Subsidiary owns any asset upon the Stated Maturity or other latest permitted maturity under this Indenture of any Notes, the Issuer shall dissolve such Permitted REO Subsidiary and liquidate its assets in accordance with the applicable terms of the Permitted REO Subsidiary's organizational documents at the direction of the Collateral Manager and promptly deliver the proceeds thereof to the Trustee for deposit into the Payment Account and distribution in accordance with Section 11.1;

(5)         each Permitted REO Subsidiary shall agree to be subject to and bound by each obligation or covenant of the Issuer under any Transaction Document to which the Issuer is a party or by which the Issuer is bound with the same effect as if such Permitted REO Subsidiary had been named as the Issuer thereunder;

(6)         each Permitted REO Subsidiary shall agree not to cause the Issuer to default in the performance of, or breach, any covenant, representation or warranty of the Issuer under any Transaction Document to which the Issuer is a party or by which the Issuer is bound;

(7)         each Permitted REO Subsidiary shall grant all right, title and interest in, to and under any REO Property held by the related Permitted REO Subsidiary to the Trustee, for the benefit and security of the Secured Parties;

(8)         subject to applicable law, the organizational documents for each Permitted REO Subsidiary shall require the related Permitted REO Subsidiary to promptly distribute 100% of any distributions on, and proceeds of, any REO Property held by such Permitted REO Subsidiary, net of any taxes, fees or assessments, to the Issuer as holder of the equity interest in such Permitted REO Subsidiary; and

(9)         the organizational documents for each Permitted REO Subsidiary shall require that the related Permitted REO Subsidiary have, at all times, at least one independent director duly appointed to, and serving on, its board of directors or have a special member whose vote will be required on specified separateness matters.

(b)          With respect to any REO Property held by a Permitted REO Subsidiary for reporting purposes by the Trustee for characterization of proceeds as either Interest Proceeds or Principal Proceeds and for purposes of the Collateral Quality Tests or Par Value Coverage Tests, the Issuer will be deemed to directly own any REO Property held by a Permitted REO Subsidiary rather than the related Permitted REO Equity Interest; provided that, for the avoidance of doubt, any distributions of Cash by the Permitted REO Subsidiary to the Issuer shall be categorized as either Interest Proceeds or Principal Proceeds in accordance with the provisions of this Indenture governing Cash received by the Issuer in respect of a Defaulted Security. With respect to any Permitted REO Subsidiary, the parties hereto agree that any reports prepared by the Trustee with respect to any Permitted REO Equity Interest shall refer to any related REO Property held by such Permitted REO Subsidiary instead of the related Permitted REO Equity Interests.

(c)          The Issuer shall not, without the affirmative vote or written consent of 100% of its directors, exercise any voting rights with respect to any Permitted REO Equity Interests seeking (i) any institution of any action to have such Permitted REO Subsidiary adjudicated as bankrupt or insolvent, any consent to the institution of bankruptcy or insolvency proceedings against it, any request or consent to the entry of any order for relief or the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official for it or for any substantial part of its property, any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, any making of any general assignment for the benefit of creditors, or any admission in writing that it is unable to pay its debts generally as they become due or (ii) to take any corporate action in furtherance of any action set forth in this Section 7.20. Each of the Co-Issuer and the Trustee agrees that it shall not seek, or join in, the institution of any action or proceeding to have a Permitted REO Subsidiary adjudicated as bankrupt or insolvent.

(d)          Upon each future formation of a Permitted REO Subsidiary, prompt written notice thereof shall be provided by the Issuer to each Rating Agency.

SECTION 2. Effective Date. The effective date of this Supplemental Indenture shall be the date first written above.

SECTION 3. Reference to “Indenture”; Effect of this Supplemental Indenture. Pursuant to Section 8.4, upon the effectiveness of this Supplemental Indenture, the Current Indenture shall be modified in accordance with this Supplemental Indenture, and this Supplemental Indenture shall form a part of the Current Indenture for all purposes; and every Holder of Securities theretofore and thereafter authenticated and delivered under the Current Indenture and each Hedge Counterparty shall be bound thereby. All references in the Indenture and the Securities to the “Indenture” (including correlative references such as “hereof”) shall be deemed to refer to the Current Indenture as supplemented and amended by this Supplemental Indenture. Except as otherwise specified in this Supplemental Indenture, the Current Indenture shall remain in all respects unchanged and in full force and effect.

SECTION 4. Counterparts. This Supplemental Indenture may be executed by the parties hereto in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 5. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

SECTION 6. Execution, Delivery and Validity. Each of the Issuer, the Co-Issuer and the Advancing Agent represents and warrants to the Trustee that this Supplemental Indenture has been duly and validly executed and delivered by such Person and constitutes its legal, valid and binding obligation, enforceable against such Person in accordance with its terms. The Trustee accepts the amendment to the Current Indenture as set forth in this Supplemental Indenture and agrees to perform the duties of the Trustee upon the terms and conditions set forth herein and in the Current Indenture set forth therein. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Co-Issuers. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee, including but not limited to the provisions of Sections 6.1 and 6.3.

SECTION 7. Successors and Assigns. All covenants and agreements in this Supplemental Indenture by the Issuer and Co-Issuer shall bind their respective successors and assigns, whether so expressed or not.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be executed as of the date first written above.

Executed as a Deed

GRAMERCY REAL ESTATE CDO 2007-1, LTD., as Issuer

By:
Name:
Title:

In the presence of:

Witness:
Name:
Occupation:

GRAMERCY REAL ESTATE CDO 2007-1 LLC, as Co-Issuer

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

CWCAPITAL INVESTMENTS LLC,
as Advancing Agent

By:
Name:
Title:

Exhibit N

Knowledge

Sellers	Officers
Each of GIT, GIT II, GKKM, GLS and GKKL	Michael Kavourias Jerry Hirschkorn Jared Marcus Bryce Webster Bob Wirth
Purchaser
CWCapital Investments LLC	Charles Spetka Jill Hyde Daniel Warcholak